          ____________________________________________________________

                                  EXHIBIT 4.36

                                 USTRAILS INC.

                                     ISSUER

             EACH SUBSIDIARY OF THE ISSUER SET FORTH ON SCHEDULE I

                             SUBSIDIARY GUARANTORS

                                       TO

                              FLEET NATIONAL BANK

                                    TRUSTEE

                          ____________________________

                                   INDENTURE

                           DATED AS OF JULY 17, 1996

                          ____________________________

                 SENIOR SUBORDINATED PAY-IN-KIND NOTES DUE 2003

         ______________________________________________________________

                               TABLE OF CONTENTS

                                                                                                                      Page
                                                                                                                      ----
RECITALS OF THE COMPANY ...................................................................................................1

RECITALS OF THE SUBSIDIARY GUARANTORS .....................................................................................1

ARTICLE ONE ...............................................................................................................1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION....................................................................1

     Section 101.    Definitions...........................................................................................1
     Section 102.    Compliance Certificates and Opinions.................................................................17
     Section 103.    Form of Documents Delivered to Trustee...............................................................18
     Section 104.    Acts of Holders......................................................................................18
     Section 105.    Notices, etc., to Trustee and Obligors...............................................................19
     Section 106.    Notice to Holders; Waiver............................................................................19
     Section 107.    Conflict with Trust Indenture Act....................................................................20
     Section 108.    Effect of Headings and Table of Contents.............................................................20
     Section 109.    Successors and Assigns...............................................................................20
     Section 110.    Severability Clause..................................................................................20
     Section 111.    Benefits of Indenture................................................................................20
     Section 112.    Governing Law........................................................................................20
     Section 113.    Legal Holidays.......................................................................................20
     Section 114.    Exhibits and Schedules...............................................................................21
     Section 601.    Certain Duties and Responsibilities..................................................................34
     Section 602.    Notice of Defaults...................................................................................36
     Section 603.    Certain Rights of Trustee............................................................................36
     Section 604.    Not Responsible for Recitals or Issuance of Notes....................................................37
     Section 605.    May Hold Notes.......................................................................................37
     Section 606.    Money Held in Trust..................................................................................37
     Section 607.    Compensation and Reimbursement.......................................................................37
     Section 608.    Corporate Trustee Required...........................................................................38
     Section 609.    Resignation and Removal; Appointment of Successor....................................................38
     Section 610.    Acceptance of Appointment by Successor...............................................................39
     Section 611.    Merger, Conversion, Consolidation or Succession to Business..........................................40
     Section 612.    Preferential Collection of Claims Against Company....................................................40
     Section 613.    Paying Agent; Registrar..............................................................................40

ARTICLE SEVEN.............................................................................................................41

HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY ........................................................................41
     Section 701.    Company to Furnish Trustee Names and Addresses of Holders............................................41
     Section 702.    Preservation of Information; Communications to Holders...............................................41
     Section 703.    Reports by Trustee...................................................................................42

     Section 704.    Reports by Company...................................................................................43

ARTICLE EIGHT.............................................................................................................43

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE......................................................................43
     Section 801.    Company and Subsidiaries May Consolidate, Etc., Only on Certain Terms................................43
     Section 802.    Successor Substituted................................................................................44
     Section 803.    Redemption...........................................................................................44

ARTICLE NINE..............................................................................................................45

SUPPLEMENTAL INDENTURES...................................................................................................45

     Section 901.    Supplemental Indentures Without Consent of Holders...................................................45
     Section 902.    Supplemental Indentures with Consent of Holders......................................................45
     Section 903.    Execution of Supplemental Indentures.................................................................46
     Section 904.    Effect of Supplemental Indentures....................................................................46
     Section 905.    Conformity with Trust Indenture Act..................................................................47
     Section 906.    Reference in Notes to Supplemental Indentures........................................................47

ARTICLE TEN...............................................................................................................47

COVENANTS.................................................................................................................47

     Section 1001.   Payment of Principal, Premium and Interest...........................................................47
     Section 1002.   Maintenance of Register; Registrar, and Paying Agent.................................................47
     Section 1003.   Money for Note Payments to Be Held in Trust..........................................................47
     Section 1004.   Corporate Existence and Keeping of Books.............................................................49
     Section 1005.   [Reserved]...........................................................................................49
     Section 1006.   Payment of Taxes and Other Claims....................................................................49
     Section 1007.   Maintenance of Properties............................................................................49
     Section 1008.   Insurance............................................................................................50
     Section 1009.   Statement by Officers as to Default..................................................................50
     Section 1010.   Filing and Provision of Certain Commission Reports...................................................50
     Section 1011.   Limitation on Indebtedness and Disqualified Capital Stock............................................50
     Section 1012.   Limitation on Restricted Payments....................................................................51
     Section 1013.   Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries........................52
     Section 1014.   Limitation on Transactions with Affiliates...........................................................53
     Section 1015.   Limitation on Asset Sales............................................................................53
     Section 1016.   Limitation on Certain Liens..........................................................................55
     Section 1017.   Conduct of Business..................................................................................55
     Section 1018.   Payments for Consent.................................................................................55
     Section 1019.   Stay, Extension and Usury Laws.......................................................................56

ARTICLE ELEVEN............................................................................................................56

REDEMPTIONS AND REPURCHASES OF NOTES......................................................................................56

     Section 1101.   Right of Redemption..................................................................................56
     Section 1102.   Applicability of Article.............................................................................56
     Section 1103.   Election to Redeem; Notice to Trustee................................................................56
     Section 1104.   Determination of Notes to Be Redeemed or Repurchased.................................................56
     Section 1105.   Notice of Redemption.................................................................................57
     Section 1106.   Deposit of Redemption Price..........................................................................57
     Section 1107.   Notes Payable on Redemption Date.....................................................................58
     Section 1108.   Notes Redeemed in Part...............................................................................58
     Section 1109.   Offer to Purchase Notes upon Change of Control.......................................................58
     Section 1110.   Procedure for Offers to Purchase Notes...............................................................59
     Section 1111.   Effect of Purchase Notice............................................................................61
     Section 1112.   Deposit of Purchase Price............................................................................61
     Section 1113.   Notes Purchased in Part..............................................................................61
     Section 1114.   Covenant to Comply With Securities Laws Upon Purchase of Notes.......................................62
     Section 1115.   Repayment to the Company.............................................................................62

ARTICLE TWELVE............................................................................................................63

COLLATERAL MATTERS........................................................................................................62

     Section 1201.   Unsecured Obligations; Approval of Collateral Documents and other Note Documents.....................62
     Section 1202.   Required Collateral; Further Assurances..............................................................62
     Section 1203.   Amendment to the Collateral Documents and other Note Documents Without Consent of Holders............64
     Section 1204.   Amendment to the Collateral Documents and other Note Documents with Consent of Holders...............65
     Section 1205.   Release of Collateral under Certain Circumstances....................................................65
     Section 1206.   Release and Substitution of Collateral -- Trust Indenture Act Compliance.............................65
     Section 1207.   Release Upon Termination of the Company's Obligations................................................66
     Section 1208.   Release..............................................................................................66

ARTICLE THIRTEEN..........................................................................................................67

GUARANTY..................................................................................................................67

     Section 1301.   Subsidiary Guarantee.................................................................................67
     Section 1302.   Nature of Subsidiary Guarantee.......................................................................67
     Section 1303.   Authorization........................................................................................68
     Section 1304.   Certain Waivers......................................................................................68
     Section 1305.   No Subrogation; Certain Agreements...................................................................69
     Section 1306.   Bankruptcy No Discharge..............................................................................70
     Section 1307.   Severability of Void Obligations under Subsidiary Guarantee..........................................70
     Section 1309.   Subordination........................................................................................71

ARTICLE FOURTEEN..........................................................................................................71

LEGAL DEFEASANCE AND COVENANT DEFEASANCE..................................................................................71

     Section 1401.   Option to Effect Legal Defeasance or Covenant Defeasance.............................................71
     Section 1402.   Legal Defeasance and Discharge.......................................................................71
     Section 1403.   Covenant Defeasance..................................................................................71
     Section 1404.   Conditions to Legal or Covenant Defeasance...........................................................72
     Section 1405.   Deposited U.S. Dollars and U.S. Government Obligations to be Held in Trust; Other Miscellaneous
                     Provisions...........................................................................................73
     Section 1406.   Repayment to the Company.............................................................................74
     Section 1407.   Reinstatement........................................................................................74
     Section 1408.   Termination of Obligations Upon Cancellation of the Notes............................................74

ARTICLE FIFTEEN...........................................................................................................76

SUBORDINATION.............................................................................................................75

     Section 1501.   Agreement To Subordinate.............................................................................75
     Section 1502.   Liquidation, Dissolution, Bankruptcy.................................................................75
     Section 1503.   Default on Senior Indebtedness.......................................................................75
     Section 1504.   Acceleration of Payment of Notes.....................................................................76
     Section 1505.   When Distribution Must Be Paid Over..................................................................76
     Section 1506.   Subrogation..........................................................................................76
     Section 1507.   Relative Rights......................................................................................76
     Section 1508.   Subordination May Not Be Impaired by Company.........................................................77
     Section 1509.   Rights of Trustee and Paying Agent...................................................................77
     Section 1510.   Distribution or Notice to Representative.............................................................77
     Section 1511.   Article Fifteen Not To Prevent Events of Default or Limit Right To Accelerate........................77
     Section 1512.   Trust Moneys Not Subordinated........................................................................78
     Section 1513.   Trustee Entitled to Rely.............................................................................78
     Section 1514.   Trustee To Effectuate Subordination..................................................................78
     Section 1515.   Trustee Not Fiduciary for Holders of Senior Indebtedness.............................................78
     Section 1516.   Reliance by Holders of Senior Indebtedness on Subordination Provisions...............................79
     Section 1517.   Trustee's Compensation Not Prejudiced................................................................79

ARTICLE SIXTEEN...........................................................................................................80

MISCELLANEOUS.............................................................................................................79

     Section 1601.   No Recourse Against Others...........................................................................79

                              INDEX OF SCHEDULES

     Schedule I -        Subsidiary Guarantors
     Schedule 101A -     Existing Indebtedness
     Schedule 101B -     Existing Liens
     Schedule 1201 -     Collateral Documents

     EXHIBITS
     --------
     Exhibit A           -      Form of Note Certificate
     Exhibit B-1         -      Form of Subsidiary Guarantee
     Exhibit B-2         -      Form of Addendum to Subsidiary Guarantee
     Exhibit C-1         -      Form of Company Pledge Agreement
     Exhibit C-2         -      Form of Subsidiary Pledge Agreement
     Exhibit D-1         -      Form of Company Security Agreement
     Exhibit D-2         -      Form of Subsidiary Security Agreement
     Exhibit E           -      Form of Subsidiary Mortgage (Deed of Trust)
     Exhibit F           -      Subordination Agreement

                                 DEFINED TERMS

This appendix lists all of the defined terms in the Indenture and indicates the page on which the Indenture defines them.

                                                                                                       PAGE
                                                                                                       ----
Acceleration.........................................................................................   29
Act.................................................................................................. 2,19
Addendum to Subsidiary Guarantee.....................................................................    2
Additional Interest..................................................................................    2
Affiliate............................................................................................    2
Affiliate Transaction................................................................................   54
Agent................................................................................................    3
Applicable Law.......................................................................................    3
Asset Sale...........................................................................................   54
Asset Sale Purchase Offer............................................................................    3
Asset Sale Purchase Price............................................................................    3
Average Life.........................................................................................    3
Bankruptcy Code......................................................................................    3
Beneficiaries........................................................................................    3
Blockage Notice......................................................................................   77
Board of Directors...................................................................................    3
Board Resolution.....................................................................................    3
Business Day.........................................................................................    4
Capital Stock........................................................................................    4
Capitalized Lease Obligations........................................................................    4
Cash Equivalent......................................................................................    4
Change of Control....................................................................................   59
Change of Control Purchase Offer.....................................................................   59
Change of Control Purchase Price.....................................................................   59
Code.................................................................................................    5
Collateral...........................................................................................    5
Collateral Documents.................................................................................    5
Commencement Date....................................................................................    5
Commission...........................................................................................    5
Common Stock.........................................................................................    5
Company..............................................................................................  1,5
Company Pledge Agreement.............................................................................    5
Company Security Agreement...........................................................................    5
Consolidated Net Worth...............................................................................    5
Consolidated Subsidiary..............................................................................    5
Corporate Trust Office...............................................................................    6
Covenant Defeasance..................................................................................   73
Default..............................................................................................    6
Default Rate.........................................................................................    6
Defaulted Interest...................................................................................   27
Delivery Date........................................................................................    6
Disqualified Capital Stock...........................................................................    6
Equity Interests.....................................................................................    6

ERISA.......................................................................................................  6
Event of Default............................................................................................ 29
Excess Proceeds............................................................................................. 55
Exchange Act................................................................................................  6
Excluded Assets.............................................................................................  6
Existing Equity Holder......................................................................................  6
Existing Indebtedness.......................................................................................  7
Fair Market Value...........................................................................................  7
Fleet.......................................................................................................  1
GAAP........................................................................................................  7
Governmental Approval.......................................................................................  7
Governmental Authority......................................................................................  7
Guarantee...................................................................................................  7
Holder......................................................................................................  7
Incur.......................................................................................................  7
Incurred....................................................................................................  7
Incurrence..................................................................................................  7
Indebtedness................................................................................................  7
Indenture...................................................................................................  8
Initial Period.............................................................................................. 22
Interest....................................................................................................  8
Interest Payment Date.......................................................................................  8
Investment..................................................................................................  8
Issue Date..................................................................................................  8
Legal Defeasance............................................................................................ 72
Lien........................................................................................................  8
Material Subsidiary.........................................................................................  8
Maturity....................................................................................................  9
Moody's.....................................................................................................  9
Mortgage....................................................................................................  9
Negative Pledge Assets......................................................................................  9
Net Cash Proceeds...........................................................................................  9
Net Proceeds................................................................................................  9
Note Certificate............................................................................................ 22
Note Documents..............................................................................................  9
Note Party..................................................................................................  9
Notes.......................................................................................................  1
Obligations................................................................................................. 68
Obligor..................................................................................................... 10
Officers' Certificate....................................................................................... 10
Opinion of Counsel.......................................................................................... 10
Order....................................................................................................... 15
Outstanding................................................................................................. 10
Paying Agent................................................................................................ 48
Payment Blockage Period..................................................................................... 77
Payment Default............................................................................................. 29
Permitted Intercompany Loan Collateral...................................................................... 11
Permitted Intercompany Secured Loan......................................................................... 11
Permitted Investments....................................................................................... 11
Permitted Liens............................................................................................. 11
Permitted Purchase Money Indebtedness....................................................................... 13
Person...................................................................................................... 13

                                      vii

Predecessor Note.................................................................................        13
Prepaid Interest.................................................................................        22
Purchase Date....................................................................................        60
Purchase Notice..................................................................................        61
Purchase Offer...................................................................................        13
Purchase Price...................................................................................        13
Qualified Capital Stock..........................................................................        13
Redemption Date..................................................................................        14
Redemption Price.................................................................................        14
Refinancing......................................................................................        14
Refinancing Indebtedness.........................................................................        14
Register.........................................................................................        48
Registrar........................................................................................        48
Registration Default.............................................................................        14
Registration Rights Agreement....................................................................        14
Registration Statement...........................................................................        14
Regular Record Date..............................................................................        15
Reinvestment Period..............................................................................        54
Related Business.................................................................................        15
Representative...................................................................................        15
Request..........................................................................................        15
Responsible Officer..............................................................................        15
Restricted Investment............................................................................        15
Restricted Payment...............................................................................        15
S&P..............................................................................................        16
Secondary Notes..................................................................................        23
Secured Obligations..............................................................................        16
Securities Act...................................................................................        16
Senior Indebtedness..............................................................................        16
Special Record Date..............................................................................        27
Specified Permitted Indebtedness.................................................................        16
Stated Maturity..................................................................................        17
Subordinated Indebtedness........................................................................        17
Subsidiary.......................................................................................        17
Subsidiary Guarantee.............................................................................     1, 17
Subsidiary Guarantor.............................................................................        17
Subsidiary Pledge Agreement......................................................................        17
Subsidiary Security Agreement....................................................................        17
Taxes............................................................................................        17
Transfer Restricted Stock........................................................................        17
Trust Indenture Act..............................................................................        18
Trustee.......................................................................................... 1, 18, 74
U.S. Government Obligations......................................................................        73
US Dollars.......................................................................................        18
Wholly Owned.....................................................................................        18
Working Capital Replacement Facility.............................................................        18
Yuba.............................................................................................        18

     INDENTURE, dated as of July 17, 1996, by and among USTRAILS INC., a Nevada corporation (hereinafter called the "COMPANY"), each Subsidiary of the Company set forth on Schedule I (each a Subsidiary Guarantor), any Person that may from time to time become a party hereto as a Subsidiary Guarantor (as defined below) by executing and delivering to the Trustee an Addendum to Subsidiary Guarantee (as defined below), and FLEET NATIONAL BANK, a national banking association ("FLEET"), as trustee (hereinafter called the "TRUSTEE").

                            RECITALS OF THE COMPANY

     A. The Company has duly authorized the creation, execution and delivery of $40,241,000 principal amount Senior Subordinated Pay-in-Kind Notes due 2003, plus the additional principal amount of Senior Subordinated Pay-in-Kind Notes issued pursuant to Section 301 (the "NOTES"), of substantially the tenor and amount hereinafter set forth, and to provide for the Notes, the Company has duly authorized the execution and delivery of this Indenture.

     B. All things necessary have been done to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.

                     RECITALS OF THE SUBSIDIARY GUARANTORS

     C. Each Subsidiary of the Company set forth on Schedule I has duly authorized its guarantee of the Notes and certain other obligations of the Company as set forth in Article Thirteen hereof and endorsed on the Notes (together with any Addendum to Subsidiary Guarantee, collectively, the "SUBSIDIARY GUARANTEE"), and to provide therefor, has duly authorized the execution and delivery of this Indenture.

     D. All things necessary have been done to make the Subsidiary Guarantee, when executed by the Subsidiary Guarantors and endorsed on Notes authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Subsidiary Guarantors and to make this Indenture a valid agreement of the Subsidiary Guarantors, in accordance with their and its terms.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                  ARTICLE ONE
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 101.  DEFINITIONS.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) unless otherwise defined herein, all accounting terms have the meanings assigned to them in accordance with GAAP, and unless otherwise provided herein, all accounting determinations shall be made in accordance with GAAP;

          (d) Article, Section and other references to any subdivision in this Indenture are to this Indenture, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (e) references to the plural include the singular, the singular includes the plural, the part includes the whole, and "including" is not limiting;

          (f) references in this Indenture to any agreement, other document or law "as amended" or "as amended from time to time," or to "amendments" of any document or law, shall include any amendments, supplements, replacements, renewals or other modifications from time to time, provided in the case of modifications to documents, such modifications are permissible under the Note Documents; and

          (g) references in this Indenture to any law include regulations promulgated thereunder from time to time.

     "ACT" when used with respect to any Holder has the meaning specified in
Section 104.

     "ADDENDUM TO SUBSIDIARY GUARANTEE" means any Addendum to Subsidiary Guarantee between any Subsidiary Guarantor and the Trustee, substantially in the form of Exhibit B-2, together with any amended Subsidiary Guarantee endorsement that may be included on the Notes pursuant to Section 906.

     "ADDITIONAL INTEREST" means additional interest in the event of a Registration Default as provided in Section 301.

     "AFFILIATE" means (i) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any of its Subsidiaries, (ii) any spouse, immediate family member, or other relative who has the same principal residence of any Person described in clause (i) above, and (iii) any trust in which any Person described in clause (i) or (ii) above has a beneficial interest. For purposes of this definition, the term "control" means (a) the power to direct the management and policies of a Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise, or (b) the beneficial ownership of any class of voting Capital Stock of a Person (on a fully diluted basis) or of warrants or other rights to acquire such class of Capital Stock (whether or not exercisable) (1) in respect of Section 1014, of 10% or more or (2) in respect of all other provisions of this Indenture, of 25% or more.

     "AFFILIATE TRANSACTION" is defined in Section 1014.

     "AGENT" means any Registrar, Paying Agent, co-registrar, co-paying agent or other agent appointed pursuant to Section 1002.

     "APPLICABLE LAW" means all applicable provisions of all (i) constitutions, treaties, statutes, laws, rules, regulations and ordinances of any Governmental Authority, (ii) Governmental Approvals and (iii) orders, decisions, judgments, awards and decrees of any Governmental Authority.

     "ASSET SALE PURCHASE OFFER" is an offer the purchase Notes by the Company pursuant to Section 1015(d).

     "ASSET SALE PURCHASE PRICE" means the price at which the Company offers to purchase Notes pursuant to Section 1015(d).

     "AVERAGE LIFE" means, as of the date of determination, with respect to any security or instrument, the quotient obtained by dividing (i) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal (or redemption) payment of such security or instrument multiplied by the amount of such principal (or redemption) payment by
(ii) the sum of all such principal (or redemption) payments.

     "BANKRUPTCY CODE" means Title 11 of the United States Code (11 U.S.C.
Section 101 et seq.), as amended from time to time, or any successor statute.

     "BENEFICIARIES" means the Holders and the Trustee.

     "BLOCKAGE NOTICE" is defined in Section 1503.

     "BOARD OF DIRECTORS" means, with respect to any Note Party, (i) in the case of a corporation, the board of directors of such Note Party or, except for purposes of Sections 1004, 1014 and 1015, any duly authorized committee of that board, (ii) in the case of a partnership ultimately controlled by a corporate general partner or other corporation, the "Board of Directors" of the general partner or corporation, as specified in clause (i), and (iii) in the case of a partnership ultimately controlled by one or more general partners who are individuals, all such individuals. Unless otherwise indicated, "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     "BOARD RESOLUTION" means, with respect to any Note Party, (i) in the case of a corporation, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Note Party and (ii) in the case of a partnership ultimately controlled by a corporate general partner or other corporation, a resolution certified by the Secretary or an Assistant Secretary of the general partner or corporation, to have been duly adopted by the Board of Directors of such Note Party and to be in full force and effect on the date of such certification, and delivered to the Trustee. In the case of a Note Party that is a partnership ultimately controlled by one or more general partners who are individuals, "BOARD RESOLUTION" means a resolution of all such individuals certified by all of them to have been duly adopted by them and to be in full force and effect on the date of such certification, and delivered to the Trustee. Unless otherwise indicated, "BOARD RESOLUTION" means a Board Resolution of the Company.

     "BUSINESS DAY" means any day other than a Saturday, Sunday or a legal holiday in the states of Connecticut, New York, Texas, or any other relevant State.

     "CAPITALIZED LEASE OBLIGATIONS" means, with respect to any Person, any obligation that is required to be classified and accounted for as a capital lease on the face of a balance sheet of such Person prepared in accordance with GAAP. The amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty, and any refinancing or replacement of such obligation; and such obligations shall be deemed secured by a Lien on any property or assets to which such lease relates.

     "CAPITAL STOCK" means, with respect to any Person, any and all shares of stock, partnership or other interests, participations or other equivalents of or interests in (however designated) such Person, including each class of common stock and preferred stock of such Person, but excluding convertible Indebtedness.

     "CASH EQUIVALENT" means (i) any evidence of Indebtedness with a maturity of two years or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof, provided that the full faith and credit of the United States of America is pledged in support thereof; (ii) demand and time deposits and certificates of deposit or acceptance with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $250,000,000; (iii) commercial paper with a maturity of 270 days or less issued by a corporation that is not an Affiliate of the Company and is organized under the laws of any state of the United States or the Director of Columbia and rated at least A-1 by S&P or at least P-1 by Moody's; (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any commercial bank meeting the specifications of clause (ii) above;
(v) overnight bank deposits and bankers acceptances at any commercial bank meeting the qualifications specified in clause (ii) above; (vi) deposits available for withdrawal on demand with any commercial bank not meeting the qualifications specified in clause (ii) above but which is a local depository bank, provided all deposits in the local depository bank do not exceed $100,000 in the aggregate at any one time; (vii) deposits available for withdrawal on demand with any commercial bank not meeting the qualifications specified in clause (ii) above but which is a lender (or bank affiliate thereof) under the Senior Secured Credit Facility or any Working Capital Replacement Facility, provided all such deposits do not exceed $5,000,000 in the aggregate at any one time; (viii) demand and time deposits and certificates of deposit with any commercial bank organized in the United States not meeting the qualifications specified in clause (ii) above, provided that such deposits and certificates support bond, letter of credit and other similar types of obligations incurred in the ordinary course of business; and (ix) investments in money market or other mutual funds substantially all of whose assets comprise securities of the types described in clauses (i) through (v) above.

     "CHANGE OF CONTROL PURCHASE OFFER" and "CHANGE OF CONTROL PURCHASE PRICE" each is defined in Section 1109(a).

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and as interpreted by the regulations promulgated and rulings issued thereunder and by relevant judicial authorities.

     "COLLATERAL" means any assets of the Company, the Subsidiary Guarantors or any of their respective Subsidiaries securing the Senior Indebtedness as of the date the Senior Indebtedness is satisfied and discharged in full and defined as "Collateral" in any of the Collateral Documents, but excluding the Excluded Assets.

     "COLLATERAL DOCUMENTS" means, collectively, the Company Pledge Agreement, the Company Security Agreement, the Subsidiary Pledge Agreement, the Subsidiary Security Agreement, the Mortgages and any security documents entered into by the Company or any Subsidiary to secure their respective obligations under the Note Documents, in each case as amended from time to time as permitted herein.

     "COMMENCEMENT DATE" means the date a Registration Default occurs.

     "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "COMMON STOCK" means the Company's common stock, par value $.01 per share.

     "COMPANY" means the Person named as the "Company" in the Preamble, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "COMPANY PLEDGE AGREEMENT" means the Company Pledge Agreement between the Company and the Trustee, substantially in the form of Exhibit C-1, as from time to time amended.

     "COMPANY SECURITY AGREEMENT" means the Company Security Agreement between the Company and the Trustee, substantially in the form of Exhibit D-1, as from time to time amended.

     "CONSOLIDATED NET WORTH" of any Person at any date means the aggregate of capital, surplus and retained earnings of such Person (plus amounts of equity attributable to preferred stock) and its Consolidated Subsidiaries, as would be shown on the consolidated balance sheet of such Person prepared in accordance with GAAP, adjusted to exclude (to the extent included in calculating such equity) the amount of capital, surplus and accrued but unpaid dividends attributable to any Disqualified Capital Stock or treasury stock.

     "CONSOLIDATED SUBSIDIARY" means, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired), the financial statements of which shall be (or should have been) consolidated for financial statement reporting purposes with the financial statements of such Person in accordance with GAAP.

     "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 777 Main Street, Hartford, Connecticut 06115, facsimile number (860) 986-7920, Attention:
Corporate Trust Department.

     "DEFAULT" means any event that, after notice or lapse of time or both, would become an Event of Default.

     "DEFAULT RATE" means, for purposes of any Note Document, 14% per annum.

     "DEFAULTED INTEREST" is defined in Section 306.

     "DELIVERY DATE" means the date the Collateral Documents are executed and delivered to the Trustee, which shall be substantially contemporaneously with the date all of the Company's obligations under the Senior Indebtedness have been satisfied and discharged in full and all Liens securing the Senior Indebtedness have been released by the holders of the Senior Indebtedness or the Representative of such holders.

     "DISQUALIFIED CAPITAL STOCK" means, with respect to any Person, Capital Stock of such Person that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased (including at the option of the holder thereof) by such Person or any of its Subsidiaries, in whole or in part, on or prior to a date that is 91 days after the Stated Maturity.

     "EQUITY INTERESTS" means, with respect to any Person, Capital Stock of such Person and all warrants, options or other rights to acquire such Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, such Capital Stock).

     "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

     "EVENT OF DEFAULT" is defined in Section 501.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXCLUDED ASSETS" means cash, Cash Equivalents, any other assets of the Company or any of its Subsidiaries that secure a Working Capital Replacement Facility and any assets of a type or kind, or in an amount, not required as collateral for the Senior Indebtedness in accordance with the terms thereof.

     "EXISTING AFFILIATE" means any Affiliate of the Company as of June 1, 1996, together with such Affiliate's Affiliates as of such date.

     "EXISTING INDEBTEDNESS" means Indebtedness of the Company or its Subsidiaries in existence on the Issue Date and listed on Schedule 101A.

     "FAIR MARKET VALUE" means, with respect to any property, a price which could, in the ordinary course, be negotiated in an arm's-length transaction between unrelated parties, neither of whom is under pressure or compulsion to complete the transaction.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

     "GOVERNMENTAL APPROVAL" means an authorization, consent, approval, permit, license, registration or filing with any Governmental Authority.

     "GOVERNMENTAL AUTHORITY" with respect to any Person, means any nation, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction in each case, having jurisdiction or authority over such Person.

     "GUARANTEE" means any guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligation. "GUARANTEE," when used as a verb, has a correlative meaning.

     "HOLDER" means a Person in whose name a Note is registered in the Register.

     "INCUR" means, with respect to any Indebtedness, Disqualified Capital Stock or other obligation of any Person, that such Person incurs, assumes, creates, Guarantees or otherwise becomes directly or indirectly liable therefor. "INCURRED" and "INCURRENCE" have correlative meanings.

     "INDEBTEDNESS" means, with respect to any Person, without duplication, (a) all liabilities and obligations, contingent or otherwise, of or with respect to such Person, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments,
(iii) representing the balance deferred and unpaid of the purchase price of any property or services, (iv) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (v) for the payment of money relating to a Capitalized Lease Obligation or (vi) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit;
(b) all obligations of such Person under "interest rate swap," "cap" or "collar" obligations, foreign currency hedges and similar agreements; (c) all liabilities of others of the kind described in the preceding clause (a) or (b) that such Person has Guaranteed or that is otherwise its legal liability and all obligations to purchase, redeem or acquire any Capital Stock; (d) all obligations secured by a Lien (other than a Permitted Lien not described in clause (g) of the definition of "Permitted Lien") not securing any liability or obligation that would itself constitute Indebtedness to which the property or assets (including leasehold interests and any other tangible or intangible property rights) of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Person's legal liability, provided that the amount of such obligations shall be limited to the lesser of the Fair Market Value of the assets or property to which such Lien attaches and the amount of the obligation so secured; and (e) any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a), (b), (c) or (d), or this clause (e), whether or not between or among the same parties.

     "INDENTURE" means this instrument as originally executed and as from time to time supplemented or otherwise amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall be deemed to include the provisions relating to the Subsidiary Guarantee from time to time contained herein.

     "INITIAL PERIOD" is defined in Section 301.

     "INTEREST" means interest, including any Additional Interest.

     "INTEREST PAYMENT DATE" means each July 15 and January 15, commencing January 15, 1997.

     "INVESTMENT" by any Person in any other Person means (without duplication)
(a) the acquisition by such Person (whether for cash, property, services, securities or otherwise) of Equity Interests, bonds, notes, debentures, partnership or other ownership interests or other securities of such other Person or any agreement to make any such acquisition; (b) the making by such Person of any deposit with, or advance, loan or other extension of credit to, such other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such other Person) or any commitment to make any such advance, loan or extension; (c) the entering into by such Person of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of such other Person; or (d) the making of any capital contribution by such Person to such other Person

     "ISSUE DATE" means July 18, 1996.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge or encumbrance of any kind with respect to such asset (including any agreement to give any lien). A Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreements, Capital Lease Obligation or other title retention agreement relating to such asset.

     "MATERIAL SUBSIDIARY" means a Consolidated Subsidiary representing at least 5% of the book value of the total assets of the Company and its Consolidated Subsidiaries determined in accordance with GAAP.

     "MATURITY" when used with respect to any Note, means the date on which the entire principal of such Note becomes due and payable as provided therein or in this Indenture, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "MOODY'S" means Moody's Investor Service, Inc. or any successor.

     "MORTGAGE" means a mortgage or deed of trust and related assignment of rents between the Company or any Subsidiary that owns or leases any campground or other significant real estate asset and the Trustee, granting a Lien on such campground or other real estate securing such Subsidiary's obligations under the Note Documents (including under the Subsidiary Guarantee (in the case of a Subsidiary Guarantor) and any Permitted Intercompany Loans) and substantially in the form of Exhibit E, as amended from time to time as permitted herein.

     "NEGATIVE PLEDGE ASSETS" means the Excluded Assets.

     "NET CASH PROCEEDS" means the aggregate amount of US Dollars and Cash Equivalents received by the Company or any Subsidiary in respect of an Asset Sale or the sale of Capital Stock or Subordinated Debt, less the sum of all reasonable fees, commissions and other out-of-pocket expenses incurred in connection with such Asset Sale or sale, including the amount (estimated reasonably and in good faith by the Company, as evidenced by a Board Resolution) of income, franchise, sales and other applicable taxes to be paid by the Company or such Subsidiary in connection with such Asset Sale or sale (as reasonably determined by the Company in good faith based upon then applicable average tax rates and giving effect to all applicable deductions, credits and other allowances and payments under tax sharing agreements), and after giving effect to the repayment of all Indebtedness secured by, and which became due and payable as a result of the sale of the subject assets or such sale of such Capital Stock or Subordinated Debt, other than the Notes and Senior Indebtedness, provided that Net Cash Proceeds shall in no event be less than zero.

     "NET PROCEEDS" means, the aggregate Net Cash Proceeds and Fair Market Value of property (determined as of the time of receipt in good faith by the Board of Directors of the Company), other than securities of the Company or any of its Subsidiaries, received by the Company after the payment of expenses, taxes, commissions, discounts and the like incurred in connection therewith.

     "NOTE CERTIFICATE" is defined in Section 201.

     "NOTE DOCUMENTS" means, collectively, the Notes, this Indenture (including the Subsidiary Guarantee) and the Collateral Documents, in each case as amended from time to time as permitted herein.

     "NOTE PARTY" means any Obligor.

     "NOTES" is defined in the Preamble and includes the Secondary Notes and the provisions relating to the Subsidiary Guarantee contained therein.

     "OBLIGATIONS" is defined in Article 1301.

     "OBLIGOR" means the Company or any Subsidiary Guarantor.

     "OFFICERS' CERTIFICATE" means, with respect to any Note Party, (i) in the case of a corporation or a partnership ultimately controlled by a corporate general partner or other corporation, a certificate stating such and signed by the Chairman of the Board, the President, a Vice President or the Treasurer, and by the Secretary or an Assistant Secretary, of such Note Party, general partner or corporation, as the case may be, and delivered to the Trustee, and (ii) in the case of a Note Party that is a partnership ultimately controlled by one or more general partners who are individuals, a certificate of all such individuals stating such and delivered to the Trustee. Unless otherwise indicated, "OFFICERS' CERTIFICATE" means an Officers' Certificate of the Company.

     "OPINION OF COUNSEL" means a written opinion in form and substance, and from legal counsel (who may be counsel for a Note Party), satisfactory to the Person entitled to receive such opinion hereunder, as applicable, which opinion may be subject to any necessary and customary qualifications, exceptions and limitations. In the case of any Opinion of Counsel as to the enforceability of any document, such qualifications, exceptions and limitations shall include that such opinion is subject to bankruptcy, insolvency, reorganization, moratorium, arrangement or other similar laws relating to creditors' rights generally, and general principles of equity (regardless whether considered in a proceeding at law or in equity), including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or other equitable relief.

     "OUTSTANDING" when used with respect to Notes means, subject to Article Fourteen, as of the date of determination, all Notes, including Secondary Notes, theretofore authenticated and delivered under this Indenture, except:

     (i) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (ii) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than any Obligor) in trust or set aside and segregated in trust by the Company (if any Obligor shall act as Paying Agent) for the Holders of such Notes; provided that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

     (ii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands the Notes are valid obligations of the Obligors;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) Notes owned by the Company, any Obligor or any other obligor upon the Notes shall be disregarded and deemed not to be Outstanding, and (B) upon the occurrence and during the continuance of a Default or Event of Default Notes owned by any Affiliate of the Company or such other Obligor shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be indemnified or protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes as to which the Trustee has received an Officers' Certificate stating that (or as to which the Trustee otherwise knows that) such Notes are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not an Obligor or any Affiliate of any Obligor.

     "PAYING AGENT" is defined in Section 1002.

     "PAYMENT BLOCKAGE NOTICE" is defined in Section 1503.

     "PERMITTED INTERCOMPANY SECURED LOAN" means any loan made by the Company to any Subsidiary that (i) is evidenced by a promissory note, (ii) is secured by a Lien on substantially all assets of such Subsidiary other than assets of a type or kind, or in any amount, not required to be pledged as Collateral pursuant to this Indenture, which Lien shall be subject only to a prior Lien on the same assets, if any, securing the Senior Indebtedness or, after the Delivery Date, Subsidiary Guarantee, and (iii) together with a promissory note and any related Collateral and Liens, is pledged to secure the Senior Indebtedness, or after the Delivery Date is pledged to the Trustee for the benefit of the Holders.

     "PERMITTED INTERCOMPANY LOAN COLLATERAL" means, with respect to any Permitted Intercompany Secured Loan, such Permitted Intercompany Secured Loan, the related promissory note and Collateral Documents (to the extent they secure such loan), the

Collateral and Liens thereunder, and all related rights, powers, remedies and privileges of the Company thereunder.

     "PERMITTED INVESTMENTS" means any (i) Investments in the Company,
(ii) Investments in a Wholly Owned Subsidiary or in a Person engaged in a Related Business which, upon the making of such Investment, will become a Wholly Owned Subsidiary, provided that such Subsidiary is not subject to any encumbrance or restriction (other than under the Senior Secured Credit Facility) that has the effect of restricting the payment by such Subsidiary of dividends to the Company or any Subsidiary Guarantor or the payment by such Subsidiary of Indebtedness owed to the Company or any Subsidiary Guarantor or reducing the amount of any such dividends or payments, (iii) Investments in another Person engaged in a Related Business in connection with a consolidation, merger or disposition of assets permitted by Section 801 and Section 1015,
(iv) Investments in another Person engaged in a Related Business which is not, or will not (upon the making of such Investment) become a Wholly-Owned Subsidiary, provided that the aggregate amount invested in all such Persons shall not exceed $1,000,000 at any time outstanding, (v) Investments in Cash Equivalents, (vi) any securities received in connection with Asset Sales to the extent permitted by Section 1015, (vii) Investments paid for with Qualified Capital Stock in a Person engaged in a Related Business, (viii) payments required pursuant Article Nine of the By-Laws of the Company and the transfer restrictions of the Transfer Restricted Stock, and (ix) payments in respect of dissenters' rights to holders of not more than 5% of the Company's Capital Stock.

     "PERMITTED LIENS" means any of the following:

     (a) Liens arising by reason of any judgment, decree or order of any court only to the extent for an amount and for a period not resulting in an Event of Default with respect thereto and so long as such Lien is being contested in good faith and is adequately bonded, and any appropriate legal proceedings that may have been duly initiated for the review of such judgment, decree or order shall not have been finally adversely terminated or the period within which such proceedings may be initiated shall not have expired;

     (b) Security for the performance of bids, tenders, trade, contracts (other than contracts for the payment of money) or leases, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business or appeal bonds, and public and statutory bonds;

     (c) Liens (other than Liens arising under ERISA for taxes, assessments or other governmental charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or Subsidiary in accordance with GAAP;

     (d) Liens of carriers, warehousemen, mechanics, landlords, materialmen, repairmen or other like Liens arising by operation of law in the ordinary course of business (other than Liens arising under ERISA) and consistent with industry practices and Liens on deposits made to obtain the release of such Liens if
(i) the underlying obligations are not overdue for a period of more than 90 days or (ii) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Company or Subsidiary in accordance with GAAP; and banker's liens and rights of set off arising in the ordinary cause of business;

     (e) Easements, rights of way, zoning and similar restrictions and other similar encumbrances or title defects incurred in the ordinary course of business and consistent with industry practices that, in the aggregate, are not substantial in amount, and that do not in any case materially detract from the value of the property subject thereto (as such property is used by the Company or a Subsidiary) or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries; provided that any such Liens are not incurred in connection with any borrowing of money or any commitment to loan any money or to extend any credit;

     (f) rights of members and other customers arising in the ordinary course of business from memberships, rights to use or related or similar interests in campgrounds, resorts, or other facilities (whether arising from the holding of such memberships, rights to use or related or similar interests, by applicable law or otherwise);

     (g) leases, subleases, permits or other rights to use or occupy property owned or hereafter acquired by the Company or any of its Subsidiaries other than Capitalized Lease Obligations;

     (h) Pledges or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security legislation;

     (i) Liens, incurred in connection with the incurrence of Refinancing Indebtedness in compliance with the terms hereof with respect to Indebtedness secured by Liens, provided (i) such Liens do not extend to any additional property or assets and (ii) such Liens are no more adverse to the interests of Holders than the Liens replaced or extended thereby;

     (j) Such Liens and items described in paragraph (e) above in existence and outstanding on the Issue Date as are permitted under the terms of the Senior Indebtedness;

     (k) Liens that secure Indebtedness of any Person existing at the time such Person becomes a Subsidiary of the Company or is merged or consolidated into or with the Company or a Subsidiary of the Company, provided that such Liens do not extend to or cover any other property or assets and were not put in place in anticipation of such acquisition;

     (l) Liens in favor of the Trustee (or, in the case of Liens securing Permitted Intercompany Secured Loans, the Company or any Subsidiary Guarantor) under the Collateral Documents;

     (m) Liens in favor of the Company or any Subsidiary Guarantor, which are assigned to the Trustee as Collateral for the Notes or the Subsidiary Guarantee, as applicable; and

     (n) Liens of the Company or its Subsidiaries in existence on the Issue Date, and set forth in Schedule 101B.

     "PERMITTED PURCHASE MONEY INDEBTEDNESS" means Indebtedness that is incurred to finance the acquisition or lease after the Issue Date of newly acquired or leased trailers, vehicles and other movable equipment, fixtures and other equipment used in connection with the operation of any campground, resort or other asset, and any refinancing or replacement of such Indebtedness.

     "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a country or political subdivision thereof or any agency or instrumentality of such country or subdivision.

     "PREDECESSOR NOTE" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 305 in exchange for a mutilated Note or in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     "PREPAID INTEREST" is defined in Section 301.

     "PURCHASE DATE" is defined in Section 1110(b).

     "PURCHASE OFFER" means a Change of Control Purchase Offer or Asset Sale Purchase Offer, as applicable.

     "PURCHASE PRICE" means the Change of Control Purchase Price or Asset Sale Purchase Price, as applicable.

     "QUALIFIED CAPITAL STOCK" means any Capital Stock or Equity Interest of the Company that is not Disqualified Capital Stock.

     "REDEMPTION DATE" when used with respect to any Notes to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

     "REDEMPTION PRICE" when used with respect to any Note to be redeemed means the price at which it is to be redeemed pursuant to this Indenture.

     "REFINANCING" is defined in the definition of "Refinancing Indebtedness."

     "REFINANCING INDEBTEDNESS" means Indebtedness or Disqualified Capital Stock
(a) issued in exchange for, or the proceeds from the issuance and sale of which are used substantially concurrently to repay, redeem, defease, refund, refinance, discharge or otherwise retire for value, in whole or in part, or (b) constituting an amendment, modification or supplement to, or a deferral or renewal of ((a) and (b) above are, collectively, a "REFINANCING"), any Indebtedness or Disqualified Capital Stock in a principal amount or, in the case of Disqualified Capital Stock, with a liquidation preference, not to exceed the sum of (i) the reasonable and customary fees and expenses Incurred in connection with the Refinancing, including any prepayment premium or penalty, plus (ii) the lesser of (A) the principal amount or, in the case of Disqualified Capital Stock, liquidation preference, of the Indebtedness or Disqualified Capital Stock so Refinanced and (B) if such Indebtedness being Refinanced was issued with an original issue discount, the accreted value thereof (as determined in accordance with GAAP) at the time of such Refinancing; provided that (1) Refinancing Indebtedness of any Subsidiary of the Company shall only be used to Refinance outstanding Indebtedness or Disqualified Capital Stock of such of Subsidiary,
(2) Refinancing Indebtedness shall (x) not have an Average Life shorter than the Indebtedness or Disqualified Capital Stock to be so refinanced at the time of such refinancing and (y) in all respects, be no less subordinated, if applicable, to the rights of Holders pursuant to the Notes than was the Indebtedness or Disqualified Capital Stock to be refinanced, (3) such Refinancing Indebtedness shall have no installment of principal (or redemption) scheduled to come due earlier than the scheduled maturity of any installment of principal of the Indebtedness (or Disqualified Capital Stock) to be so refinanced that was scheduled to come due prior to the Stated Maturity and (4) such Refinancing Indebtedness shall have no installment of interest payable in cash without the Company's option to pay such interest in kind earlier than the installments of cash interest on the Indebtedness to be refinanced.

     "REGISTER" and "REGISTRAR" are defined in Section 1002.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated the Issue Date between the Company and the Trustee.

     "REGISTRATION DEFAULT" means (i) the failure by the Company to file the Registration Statement within 180 days of the Issue Date, (ii) the Registration Statement is not effective within 271 days of the Issue Date or (iii) the Registration Statement has ceased to be effective prior to the date all Transfer Restricted Securities (as defined in the Registration Rights Agreement) have been disposed of pursuant to the Registration Statement, without being succeeded within 30 days by an additional Registration Statement being filed and declared effective.

     "REGISTRATION STATEMENT" means the "Registration Statement" as defined in the Registration Rights Agreement.

     "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date means the July 1 or January 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "RELATED BUSINESS" means the ownership, operation or management of campgrounds (whether or not membership based), resorts or other facilities in the vacation or recreation industry, and the provision of reservations or other services related thereto, as well as sales and marketing activities related thereto, conducted or proposed in good faith to be conducted by the Company or any of its Subsidiaries and any and all materially related businesses conducted or proposed in good faith to be conducted by the Company or any of its Subsidiaries in support of and ancillary to the foregoing.

     "REPRESENTATIVE" means the trustee, agent or representative (if any) for an issue of Indebtedness.

     "REQUEST" or "ORDER" means, with respect to the Company or any other Obligor, a written request or order signed in the name of any Obligor by its Chairman of the Board, its Chief Executive Officer or President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee. Unless otherwise indicated, "REQUEST" or "ORDER" means a Request or Order of the Company.

     "RESPONSIBLE OFFICER" when used with respect to the Trustee means any officer within the Corporate Trust Group (or any successor or similar group) of the Trustee, including any Vice President, any Assistant Vice President, any Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, who shall, in any case, be responsible for the administration of this document or have familiarity with it, and also means, with respect to particular corporate trust matters, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "RESTRICTED INVESTMENT" means any Investment other than a Permitted Investment.

     "RESTRICTED PAYMENT" means with respect to any Person, (a) the declaration or payment of any dividend or other distribution in respect of Equity Interests of such Person or any Subsidiary of such Person (other than dividends or distributions payable in Equity Interests (other than Disqualified Capital Stock) of the Company, dividends or distributions payable to the Company or any Subsidiary and pro rata dividends or distributions payable to a minority stockholder of a Subsidiary), (b) any payment on account of the purchase, redemption or other acquisition or retirement for value of Equity Interests of such Person or any Subsidiary of such Person other than any such Equity Interests owned by the Company or any Subsidiary (but excluding (i) payments required by Article Nine of the Company's By-Laws and the Transfer Restricted Stock and (ii) payments in respect of dissenters' rights to holders of not more than 5% of the Company's Capital Stock), (c) any purchase, redemption or other acquisition or retirement for value of, or any payment in respect of any defeasance of, any Subordinated Indebtedness, directly or indirectly, by such Person or a Subsidiary of such Person prior to the scheduled maturity, any scheduled repayment of principal, or scheduled sinking fund payment, as the case may be, of such Indebtedness and (d) any Restricted Investment by such Person.

     "S&P" means Standard & Poor's Corporation or any successor.

     "SECONDARY NOTES" is defined in Section 301.

     "SECURED OBLIGATIONS" means, with respect to any Obligor, any and all present and future obligations and liabilities of such Obligor of every type and description to the Beneficiaries under the Note Documents, whether for principal, premium (if any), interest, expenses, indemnities or other amounts, in each case whether due or not due, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or Incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SENIOR INDEBTEDNESS" means Indebtedness under or pursuant to the Loan and Security Agreement, dated as of July 10, 1996, between the Company and Foothill Capital Corporation, (including, without limitation, all credit, guarantee and collateral documents in respect thereof), whether outstanding on the Issue Date or thereafter incurred, as the same may be amended, modified, extended, refinanced or replaced from time to time, provided that the final maturity thereof is not extended more than one year after the initial final maturity thereof. Any Subordinated Indebtedness, the proceeds of which are used to refinance the Senior Indebtedness, shall not be Senior Indebtedness.

     "SPECIFIED PERMITTED INDEBTEDNESS" means: (a) Indebtedness (i) in respect of bankers' acceptances, letters of credit and performance bonds (to the extent that incurrence thereof does not result in the incurrence of any obligation for the payment of borrowed money of others), all in the ordinary course of business, in amounts and for the purposes customary in the Company's and its Subsidiaries industry,
(ii) arising under any appeal or reimbursement obligations with respect to any judgment, which judgment does not constitute a Default or Event of Default or
(iii) constituting reimbursement obligations with respect to letters of credit in respect of workers' compensation claims, provided, that the aggregate principal amount of such Indebtedness outstanding at any time (including any Existing Indebtedness of like kind or Refinancing Indebtedness with respect to such Indebtedness), may not exceed $5,000,000; or (b) Indebtedness representing the balance deferred and unpaid of the purchase price of any property or services used in the ordinary course of the business of the Company and its Subsidiaries that would constitute ordinarily a trade payable to trade creditors (other than accounts payable or other obligations to trade creditors arising in the ordinary course of business that have remained unpaid for greater than 90 days, unless such payable or obligation is being contested in good faith and adequate reserves therefor have been established in accordance with GAAP.

     "SPECIAL RECORD DATE" is defined in Section 306.

     "STATED MATURITY" when used with respect to any security, means the date specified in such security as the fixed date on which the principal of such security is due and payable.

     "SUBORDINATED INDEBTEDNESS" means all Indebtedness of the Company or of its Subsidiaries that (a) is unsecured, (b) is subordinated in right of payment to the prior payment in full in cash of the Notes or the Subsidiary Guarantee or Permitted Intercompany Secured Loans owing by such Subsidiary to the same extent as the Notes and the Subsidiary Guarantee are subordinated to the Senior Indebtedness, (c) provides that interest thereon may be paid in cash only after July 15, 2000, (d) matures after the July 15, 2003 and (e) has an Average Life not shorter than that applicable to the Notes .

     "SUBSIDIARY" means, with respect to any Person, (i) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person or (ii) any other Person (other than a corporation) in which such Person, one or more Subsidiaries of such Person, or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has at least a majority ownership interest. Unless otherwise specified, "Subsidiary" means any Subsidiary of the Company.

     "SUBSIDIARY GUARANTEE" is defined in the Recitals to this instrument.

     "SUBSIDIARY GUARANTOR" means (i) each Subsidiary of the Company set forth on Schedule I and (ii) each other Wholly Owned Subsidiary who may become a party to the Subsidiary Guarantee by executing and delivering to the Trustee an Addendum to Subsidiary Guarantee and endorsing the Notes pursuant to Section 906, subject, however, to Sections 1004 and 1015(c).

     "SUBSIDIARY PLEDGE AGREEMENT" means the Subsidiary Pledge Agreement among the Subsidiaries of the Company (other than Yuba) and the Trustee substantially in the form of Exhibit C-2, as from time to time amended as permitted herein.

     "SUBSIDIARY SECURITY AGREEMENT" means the Subsidiary Security Agreement among the Subsidiaries of the Company (other than Yuba) and the Trustee substantially in the form of Exhibit D-2, as amended from time to time as permitted herein.

     "TAXES" means any present or future income, stamp and other taxes, charges, fees, levies, duties, imposts, withholdings or other assessments, together with any interest and penalties, additions to tax and additional amounts imposed by any federal, state, local or foreign taxing authority upon any Person.

     "TRANSFER RESTRICTED STOCK" means the Common Stock of the Company contractually subjected to restrictions on transfer substantially the same as those imposed by Article Nine of the By-Laws of the Company.

     "TRUSTEE" means the Person named as the "Trustee" in the Preamble, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

     "US DOLLARS" means lawful currency of the United States.

     "WHOLLY OWNED" means, with respect to any Subsidiary of the Company, that all the issued and outstanding Capital Stock of such Subsidiary is owned by the Company, directly or through other Wholly Owned Subsidiaries, as the case may be.

     "WORKING CAPITAL REPLACEMENT FACILITY" means a credit facility for working capital purposes (including, without limitation, all credit, guarantee and collateral documents in respect thereof) not exceeding $10,000,000 in principal amount at any time outstanding that refinances or replaces the Senior Secured Credit Facility (as such credit facility for working capital purposes may be amended, modified, extended, refinanced or replaced from time to time).

     "YUBA" means Yuba Investment Company, a California corporation.

     SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by any Obligor to the Trustee to take any action under any provision of this Indenture, such Obligor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and, where expressly provided herein, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, or both, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

          SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of any Obligor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which its certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the relevant Obligor stating that the information with respect to such factual matters is in the possession of such Obligor, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 104.  ACTS OF HOLDERS.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in Person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 104.

     (b) The record date for determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture shall be the first date on which a signed instrument or instruments embodying or evidencing any of the foregoing is delivered to the Trustee, and, where it is hereby expressly required, to the Company.

     Notwithstanding the foregoing, the Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver of any provision of this Indenture or to any indenture supplemental hereto, provided that (i) the Company gives prior written notice of such record date to the Trustee, the Registrar and the Holders and (ii) any such Act of the Holders shall become effective within 60 days after such record date.

     (c) The fact and date of the execution by any Person of any such instrument or writing may be established in any reasonable manner that the Trustee deems sufficient, which shall include but not be limited to, notarization of such instrument.

     (d) The ownership of Notes shall be proved by the Register.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind every future Holder of the same Note or the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or any Obligor in reliance thereon, whether or not notation of such action is made upon such Note.

      SECTION 105.  NOTICES, ETC., TO TRUSTEE AND OBLIGORS.

     Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (a) the Trustee by any Holder or by any Obligor shall be sufficient for every purpose hereunder if made, in writing, and sent via registered or certified mail, telegraph, telefax, telex, cable or overnight delivery service to the Trustee at its Corporate Trust Office or at any other address previously furnished in writing to such Obligor and the Holders by the Trustee; or

     (b) any Obligor by the Trustee or by any Holder shall be sufficient for every purpose (except as provided in Section 501(c)) hereunder if in writing and sent via registered or certified mail, telegraph, telefax, telex, cable or overnight delivery service to the such Obligor addressed to it at (1) with respect to the Company, 2711 LBJ Freeway, Suite 200, Dallas, Texas, 75234,
Attention: Chief Financial Officer, facsimile number (214)488-5008 and (2) with respect to the Subsidiary Guarantors, at the address set forth on Schedule I, or at any other address previously furnished in writing to the Trustee by such Obligor.

      SECTION 106.  NOTICE TO HOLDERS; WAIVER.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and sent via certified or registered mail, telegraph, telefax, cable or overnight delivery service, to each Holder affected by such event, at its address as it appears in the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.
In any case where notice is so provided to Holders, neither the failure to provide such notice, nor any defect in any such notice, to any particular Holder shall affect the sufficiency of such notice with respect to any other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT.

     If any provision hereof limits, qualifies or conflicts with another provision hereof that is then required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

      SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 109.  SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the Obligors and the Trustee shall bind their respective successors and assigns, whether so expressed or not.
      SECTION 110.  SEVERABILITY CLAUSE.

     In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 111.  BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Notes, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Agent and the Holders), any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 112.  GOVERNING LAW.

     This Indenture and the Notes shall be governed by, and construed in accordance with, the laws (other than the conflict of laws rules except those set forth in New York General Obligations Law (s) 5-1301) of the State of New York.

      SECTION 113.  LEGAL HOLIDAYS.

     In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Purchase Date or at the Stated Maturity but interest shall continue to accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity, as the case may be, to the next succeeding Business Day.

      SECTION 114.  EXHIBITS AND SCHEDULES

     All of the Exhibits attached to this Indenture shall be deemed incorporated herein by reference and part of this Indenture.

                                  ARTICLE TWO
                                  NOTE FORMS

      SECTION 201.  FORMS GENERALLY.

     Notes shall be substantially in the form of Exhibit A, which Exhibit includes the Trustee's certificate of authentication relating thereto (the "NOTE CERTIFICATE"). Notes shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Each Note shall include provisions relating to the Subsidiary Guarantee, which shall be substantially in the form of Exhibit B-1. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The definitive Notes shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

      SECTION 202.  TEMPORARY NOTES.

     Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes. Until so exchanged, temporary Notes shall be entitled to the same rights, benefits and privileges under this Indenture as definitive Notes authenticated and delivered hereunder.

                                 ARTICLE THREE
                                   THE NOTES

      SECTION 301.  TITLE AND TERMS OF THE NOTES.

     The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture, excluding Secondary Notes, is limited to $40,241,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 202, 303, 304, 305, 906, 1108, or 1113.

     The Notes shall be known and designated as the "Senior Subordinated Pay-In-Kind Notes due 2003" of the Company. Their Stated Maturity shall be July 15, 2003, and they shall bear interest (a) through and including January 15, 1998 (the "INITIAL PERIOD") at 17-1/2% per annum and (b) after January 15, 1998 at 12% per annum, accruing from the Issue

Date (or, in the case of Notes issued after the Issue Date, the respective dates of issuance thereof), payable (i) during the Initial Period (A) in the amount of $40.59 per $1,000 of principal amount on the Issue Date to holders of record on the Issue Date (the "PREPAID INTEREST") and (B) at 12% per annum semiannually on each Interest Payment Date to the holders of record of Outstanding Notes on the immediately preceding Regular Record Date and (ii) after the Initial Period, semiannually on each Interest Payment Date to the Holders of the Outstanding Notes on the immediately preceding Regular Record Date. In addition, if a Registration Default has occurred and is continuing, the Notes will bear additional interest (the "ADDITIONAL INTEREST") at the rate of $0.10 per week per $1,000 principal amount of Notes higher than the interest rate then payable on the Notes, from the Commencement Date to and through the date such Registration Default no longer exists. If any interest is not paid when due, such overdue interest shall bear interest, payable in arrears on each Interest Payment Date and on demand, at the Default Rate. The Prepaid Interest shall be paid in cash. The Company may, at its option and in its sole discretion, issue additional Notes ("SECONDARY NOTES") in lieu of cash payment of any or all of the interest due on any Interest Payment Date occurring on or prior to July 15, 2000; provided that so long as the Senior Indebtedness is outstanding interest on each Interest Payment Date occurring on or prior to July 15, 2000 shall be paid only by the issuance of Secondary Notes. If the Company issues Secondary Notes in lieu of cash payment, in whole or in part, of interest due on any Interest Payment Date occurring on or prior to July 15, 2000, pursuant to this paragraph, it shall give notice to the Trustee not less than 5 Business Days prior to the relevant Interest Payment Date, and shall instruct the Trustee upon Order of the Company given not less than 5 or more than 45 days prior to such Interest Payment Date to authenticate Secondary Notes, dated such Interest Payment Date, in a principal amount equal to the amount of interest not paid in cash in on such Interest Payment Date. Each issuance of Secondary Notes in lieu of cash payments of interest on the Notes shall be made pro rata with respect to the Outstanding Notes and the Company shall have the right to aggregate amounts of interest payable in the form of Secondary Notes to a Holder of Outstanding Notes and issue to such Holder a single Secondary Note in payment thereof. Any Secondary Note may be denominated a separate series if the Company deems it necessary to do so in order to comply with any Applicable Law, with appropriate distinguishing designations. At no time shall the maximum aggregate interest rate borne by the Notes exceed the maximum amount permitted under Applicable Law.

     The principal of (and premium, if any) and interest (including Additional Interest) on the Notes shall be payable at such office or agency of the Company as may be maintained for such purpose. Notwithstanding any provisions of this Indenture to the contrary, if the Company and a Holder shall so agree, payments of interest on and principal of any Note shall be made by the Paying Agent directly to the Holder of such Note by check or Note Certificates representing Secondary Notes mailed to the Holder of such Note at its address set forth in the Register, without any requirement of surrender of such Note. In any such case, if the Trustee shall then act as Paying Agent, the Company shall deliver written instructions to the Trustee at least 15 days prior to the relevant payment date requesting that such payment will be so made. Unless a new instruction is delivered to the Trustee at least 15 days prior to any subsequent payment date, the Trustee shall make any payment due on any such subsequent payment date in accordance with the previous instructions. The Company will indemnify and hold harmless the Trustee against and from any loss, liability or expense (including attorneys' fees) resulting from any act or omission to act on the part of the Company or any such Holder in connection with any such agreement or which the Trustee may incur as a result of making any payment in accordance with any such agreement.

     The payment of the Notes is guaranteed pursuant to the Subsidiary Guarantee in favor of the Beneficiaries. The Notes shall be repurchased by the Company, at the option of the Holders, pursuant to Section 1109. The Notes shall be redeemable as provided in Article Eleven.

     Each Holder acknowledges that the Notes have not been registered under the Securities Act or any other applicable securities law and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom and may be transferred only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, or (c) pursuant to any other available exemption from the registration requirements of the Securities Act. The Company reserves the right prior to any offer, sale or other transfer of the Notes pursuant to clause (c) above to require the delivery of an opinion of counsel, certifications and/or information satisfactory to the Company. Each certificate for Notes will contain a legend substantially to the following effect:

          THESE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THESE NOTES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THESE NOTES BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

     SECTION 302.  DENOMINATIONS.

     The Notes shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple of $1,000, except that Secondary Notes or Notes issued upon registration of transfer of such Secondary Notes may be in denominations of other than $1,000; provided, subject to the proviso set forth in the second paragraph of Section 301, that the Company may at its option pay cash in lieu of issuing Secondary Notes in any denominations of less than $1,000.

     SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Notes shall be executed on behalf of each Obligor by its Chairman of the Board, its Chief Executive Officer or President or one of its Vice Presidents. The signature of any of these officers on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of any Obligor shall bind such Obligor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by all Obligors to the Trustee for authentication, together with an Order for the authentication and delivery of such Notes and, if required by the Trust Indenture Act, an Opinion of Counsel; and the Trustee in accordance with such Order shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

     Each Note shall be dated the date of its authentication.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     If any Obligor, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which such Obligor shall have been merged, or the Person that shall have received a disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Notes authenticated or delivered prior to such consolidation, merger, or disposition may, from time to time, at the request of the successor Person, be exchanged for other Notes executed in the name of the successor Person and all other Obligors, with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Notes surrendered for such exchange and of like principal amount; and the Trustee, upon Request of the successor Person, shall authenticate and deliver Notes as specified in such request for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Notes, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Notes at the time Outstanding for Notes authenticated and delivered in such new name.

     SECTION 304.  REGISTRATION OF TRANSFER AND EXCHANGE.

     (a) When Notes are presented to the Registrar with a request to register the transfer of the Notes, to exchange such Notes for an equal principal amount of Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided, however, that the Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar, duly executed by the Holder thereof or by such Holder's attorney, duly authorized in writing.

     (b) To permit registrations of transfers and exchanges, the Company and the Subsidiary Guarantors shall execute and the Trustee shall authenticate Notes at the Registrar's request. No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charges payable in connection therewith (other than any such transfer taxes or similar governmental charges payable upon exchanges or transfer pursuant to Sections 202, 906, 1108 and 1113).

     (c) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Obligors, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     (d) The Company shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of or of an offer to repurchase the Notes selected for redemption or repurchase and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except in the case of any Note to be redeemed in part, the portion thereof not to be redeemed, or (iii) to register the transfer of or exchange any Note in respect of which a Purchase Notice has been given to any Paying Agent until the earlier of (1) such time as such notice has been withdrawn in accordance with Section 1111 or (2) the Purchase Date.

     SECTION 305.  MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

     In the event any Note is mutilated, lost, stolen or destroyed, the Company may execute and the Trustee may authenticate and deliver a new Note in lieu of such mutilated, lost, stolen or destroyed Note, of like maturity and denomination as that mutilated, lost, stolen or destroyed. Any mutilated Note shall first be surrendered to the Trustee; and in the case of any lost, stolen or destroyed Note, there shall first be furnished to the Trustee by the Person in whose name the Note is registered evidence of such loss, theft or destruction satisfactory to it together with indemnity satisfactory to it. In the event any such Note shall have matured or shall have been redeemed, instead of issuing a replacement Note, upon the furnishing of evidence of such loss, theft, or destruction together with indemnity satisfactory to it, by the Person in whose name such Note is registered, the Trustee may pay the same without surrender thereof upon receipt of the aforementioned indemnity. The Trustee may charge the Holder or owner of such Note with its reasonable fees and expenses in connection with such replacement.

     Every new Note issued pursuant to this Section 305 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Obligors, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section 305 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 306.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     Interest on any Note that is payable, and is paid or duly provided for, on or before 30 Business Days following any Interest Payment Date, shall be paid by the Paying Agent to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Note that is payable, but is not so paid or duly provided for, on or before 30 Business Days following any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder of record on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest shall be paid by the Company to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on the day fixed by the Company to determine which Holders shall receive the payment of Defaulted Interest (the "SPECIAL RECORD DATE"). The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note, and shall deposit with the Trustee an amount of money or Secondary Notes equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest by 10:00 a.m. (New York time) on the Business Day immediately preceding the payment date, to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Section provided. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be sent via registered or certified mail, telegraph, telefax, telex, cable or overnight delivery service, to each Holder at its address as it appears in the Register, provided that the Company shall deliver notice to the Trustee at least 15 days' prior to the date notice is to be given to the Holders. The Trustee shall pay such Defaulted Interest forthwith to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered on such Special Record Date.

     Subject to the foregoing provisions of this Section 306, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Note.

     SECTION 307.  PERSONS DEEMED OWNERS.

     Prior to and at the time of due presentment for registration of transfer, the Obligors, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 306) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Obligors, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     SECTION 308.  CANCELLATION.

     All Notes surrendered for payment, repurchase, redemption or for registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any other Notes previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 308, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be destroyed and a certificate of destruction issued by the Trustee to each Obligor.

     SECTION 309.  INTEREST COMPUTATION.

     Interest on the Notes shall be computed on the basis of a 360-day year consisting of 12 months of 30 days each.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

     SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (a) either

     (i) all Notes theretofore authenticated and delivered (other than (A) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 305 and (B) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
Section 1003) have been delivered to the Trustee for cancellation; or

     (ii) all such Notes not theretofore delivered to the Trustee for cancellation (A) have become due and payable, or (B) will become due and payable at their Stated Maturity within one year, or (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice or redemption by the Trustee in the name, and at the expense, of the Company, and the Obligors have deposited or caused to be deposited with the Trustee in trust (and subject to a first priority Lien in favor of the Trustee on behalf of the Holders) for such purpose, together with a statement by the Obligors that such deposit is irrevocable, U.S. Dollars in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Notes that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;
     (b) each Obligor has paid or caused to be paid all other sums payable hereunder by such Obligor

     (c) each Obligor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

     (d) each Obligor has complied with Section 314(c) of the Trust Indenture Act in connection with such satisfaction and discharge.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Obligors to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subsection (ii) of subsection
(a) of this Section 401, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

     SECTION 402.  APPLICATION OF TRUST MONEY.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly if the Trustee is then the Paying Agent or through any other Paying Agent designated by the Company (including the Company acting as its own Paying Agent), to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE
                        EVENTS OF DEFAULTS AND REMEDIES

     SECTION 501.  EVENTS OF DEFAULT.

     "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason for such Event of Default, whether voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) the failure by the Company to pay any installment of interest on the Notes as and when due and payable and the continuance of any such failure for 30 days; or

     (b) the failure by the Company to pay all or any part of the principal of, or premium, if any, on the Notes when and as the same becomes due and payable at Stated Maturity, upon redemption pursuant to Sections 1101 and 1107, upon repurchase pursuant to Section 1109, by acceleration or otherwise, including failure to make payment of any Purchase Price or Redemption Price, as and when due; or

     (c) except to the extent covered elsewhere in this Section 501, default in any material respect in the performance or breach of any covenant, representation or warranty of any Note Party in any Note Document and continuance of such default or breach for the period and after the notice specified below; or

     (d) default under any indenture, loan agreement, mortgage, bond, promissory note or other agreement or instrument (other than any Note Document), under which there may be issued or by which there may be secured or evidenced any (x) Senior Indebtedness or (y) any other Indebtedness for money borrowed by the Company or any Subsidiary, or the payment of which is Guaranteed by the Company or any Subsidiary, whether such Indebtedness exists on the Issue Date or is created or Incurred thereafter, and such default is either (i) caused by a failure to pay when due principal or interest on such Indebtedness within any grace period applicable thereto (a "PAYMENT DEFAULT") or (ii) results in or requires the prepayment, repurchase, redemption, or defeasance of any such Indebtedness prior to its express maturity, or requires that the Company or any Subsidiary offer to take any of the foregoing actions (any such event, an "ACCELERATION") and, in each case in respect of clause (y), the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or with respect to which there has been an Acceleration, aggregates $2,000,000 or more; or

     (e) the Company or any Subsidiary shall suffer any final judgments, writs of attachment or similar processes in excess of $2,000,000 in the aggregate (except to the extent covered by insurance) and that remain unstayed and unsatisfied, not bonded and not discharged for a period of 60 consecutive days after entry thereof; or

     (f) a decree, judgment or order by a court of competent jurisdiction shall have been entered adjudging the Company or any of its Material Subsidiaries as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company or such Material Subsidiary under any bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or a decree or order of a court of competent jurisdiction over the appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency of the Company or such Material Subsidiary, or of the property of any such person, or for the winding up for liquidation of the affairs of any such person, shall have been entered, and such decree, judgment or order shall have remained in force undischarged and unstayed for a period of 90 days; or the Company or any of its Material Subsidiaries shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any bankruptcy or similar law or similar statute, or shall consent to the filing of any such petition, or shall consent to the appointment of a custodian, receiver, liquidator, trustee or assignee in bankruptcy or insolvency of it or any of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall become insolvent or fail generally to pay its debts as they become due; or

     (g) the Subsidiary Guarantee shall be held invalid or unenforceable in any judicial proceeding as against any Subsidiary Guarantor or the payment obligations of any Subsidiary Guarantor under the Subsidiary Guarantee in accordance with the terms thereof shall for any reason cease to be valid and binding on such Subsidiary Guarantor, or the validity or enforceability of the Subsidiary Guarantee shall be contested or disavowed by any Subsidiary Guarantor; or

     (h) after the Delivery Date, any Collateral Document shall for any reason (other than pursuant to the terms thereof or of Article Twelve and except for Permitted Liens permitted to exist hereunder) cease to create a Lien with the required priority in any of the Collateral purported to be covered thereby, to the extent required by Sections 1020 or 1202 or any such Collateral Document, for a period of more than 10 days.

     A Default under subsection (c) is not an Event of Default until the Trustee or the Holders of at least 30% in principal amount of the Outstanding Notes notify the Company of the Default and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

     SECTION 502.  ACCELERATION OF MATURITY: RESCISSION AND ANNULMENT.

     If an Event of Default (other than an Event of Default specified in Section 501(f)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 30% in principal amount of the Outstanding Notes may declare the principal of all the

Notes to be due and payable immediately by a notice in writing to the Company (and to the Trustee if given by the Holders). Upon any such declaration such principal shall become due and payable. If an Event of Default specified in
Section 501(f) occurs and is continuing, then the principal of all the Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

     At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, or all or any portion of the Collateral shall have been sold, otherwise disposed of or otherwise applied or foreclosed upon, Holders who hold or are owed a majority in principal amount of the Notes Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

     (a) the Company has paid or deposited with the Trustee a sum sufficient to pay (i) all overdue interest on all Notes, (ii)the principal of (and premium, if any, on) any Notes that have become due otherwise than by such declaration of acceleration and interest thereon as provided herein , (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the Default Rate; and

     (b) all Events of Default, other than the non-payment of principal of the Notes that has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
TRUSTEE.

     The Company covenants that if

     (a) default is made in the payment of any interest on any Note when such interest becomes due and payable and continues for 30 days thereafter, or

     (b) default is made in the payment of the principal of (or premium, if any, on) any Note at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and upon overdue installments of interest, at the Default Rate; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the agreed upon compensation (including the expenses, disbursements and advances of the Trustee, its agents and counsel).

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may (or, at the direction of Holders of not less than 30% of the Outstanding Notes shall), in addition to any other remedies available to it, institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, any Subsidiary Guarantor or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, any Subsidiary Guarantor or any other obligor upon the Notes, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. The Trustee may, in connection with the matters covered by the two preceding paragraphs, take such actions under the Collateral Documents as shall be required or available thereunder.

     SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, any Subsidiary Guarantor or any other obligor upon the Notes or the property of the Company, such Subsidiary Guarantor or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the agreed upon compensation (including the expenses, disbursements and advances of the Trustee, its agents and counsel)) and of the Holders allowed in such judicial proceeding, and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

     and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the agreed upon compensation (including the expenses, disbursements and advances of the Trustee, its agents and counsel), and any other amounts due the Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

     All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

     SECTION 506.  APPLICATION OF MONEY COLLECTED.

     Any money or property collected by the Trustee pursuant to this Article Five, the Subsidiary Guarantee or the other Note Documents shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST:  To the payment of all amounts due the Trustee under Section 607;

     SECOND: To the payment of the amounts then due and unpaid upon the Notes for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest;

     THIRD: To the ratable payment of all other amounts due the Beneficiaries under the Note Documents; and

     FOURTH: To the payment of the remainder, if any, to the Company, its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     SECTION 507.  LIMITATION ON SUITS.

     No Holder of any Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (a) such Holder gives written notice to the Trustee stating that an Event of Default is continuing;

     (b) Holders of not less than 30% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder and not withdrawn such request;

     (c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

     (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Notes;

     it being understood and intended that no one or more Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

     SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

     Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 306) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date or in the case of repurchase, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, the Obligors, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

     Except as provided in Section 305, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 511.  DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 512.  CONTROL BY HOLDERS.

     The Holders of 66 2/3% in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee (including under the Collateral Documents), or exercising any trust or power conferred on the Trustee, provided that

     (a) such direction shall not be in conflict with any rule of law or with this Indenture, and

     (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

     SECTION 513.  WAIVERS OF PAST DEFAULTS.

     The Holders of a majority in aggregate principal amount of Outstanding Notes, by notice to the Trustee, may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default (a) in the payment of the principal of (or premium, if any) or interest on any Note, or
(b) in respect of a covenant or provision hereof that under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 514.  UNDERTAKING FOR COSTS.

     All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 514 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Note on or after the respective Stated Maturities expressed in such Note (or, in the case of redemption, on or after the Redemption Date or, in the case of repurchase, on or after the Purchase Date).

                                  ARTICLE SIX
                                  THE TRUSTEE

     SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.

     (a) Except during the continuance of an Event of Default,

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Note Documents to which it is a party, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform, as to form, to the requirements of this Indenture but need not verify the accuracy of the contents thereof.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and the other Note Documents to which it is a party, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

     (c) No provision of this Indenture or any other Note Document shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section 601;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of 66 2/3% in principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture or the other Note Documents; and

          (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or under the other Note Documents, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture or any other Note Document relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 601.

     (e) The provisions of Sections 315(a) and (d) of the Trust Indenture Act are hereby excluded from this Indenture.

     All references in this Section 601 shall be deemed to include the Trustee's duties under the other Note Documents.

      SECTION 602.  NOTICE OF DEFAULTS.

     Within 45 days after the occurrence of any default hereunder, unless such default shall have been cured or waived, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Register, notice of such default hereunder known to the Trustee. Except in the case of a default in the payment of principal of (or premium, if any) or interest on any Note or in the payment of any Redemption Price or Purchase Price, the Trustee may withhold such notice if and so long as the board of directors, the executive committee or a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of the Holders. The provisions of Section 315(b) of the Trust Indenture Act are hereby excluded from this Indenture.

      SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 601:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any Officers' Certificate, written order, Order, Request, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Request or Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or an Opinion of Counsel, or both;

     (d) the Trustee may consult with counsel of its own choosing and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any Officers' Certificate, written order, Order or Request, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of debt or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney during regular business hours and upon reasonable prior notification;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

     (h) except with respect to Section 1001 (including the payment as and when due of any Redemption Price or Purchase Price), the Trustee shall have no duty to inquire as to the performance of the covenants set forth in Article Ten. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default under Section 501(a) or 501(b) or (ii) any Default or Event of Default of which (or of the facts forming the basis of which) the Trustee shall have received written notification or obtained actual knowledge.

      SECTION 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.

     The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Obligors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. Subject to Section 601, the Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

      SECTION 605.  MAY HOLD NOTES.

     The Trustee, any Paying Agent, any Registrar or any other Agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes, and, subject to Sections 608 and 613, may otherwise deal with the Obligors with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

      SECTION 606.  MONEY HELD IN TRUST.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received except as expressly set forth herein and as otherwise agreed with the Company.

      SECTION 607.  COMPENSATION AND REIMBURSEMENT.

     The Company agrees to the following:

     (a) to pay to the Trustee from time to time such compensation and fees for all services rendered by it hereunder and under the other Note Documents as shall be agreed by the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the

Trustee in accordance with any provision of this Indenture or the other Note Documents (including the compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including the compensation, expenses and disbursements of its agents and counsel) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust and its duties hereunder and under the other Note Documents, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or thereunder; and

     (d) to make such other payments to the Trustee as may be required to be made by any of the other Note Documents.

     The provisions of this Section 607 shall survive termination of the Indenture.

      SECTION 608.  CORPORATE TRUSTEE REQUIRED.

     (a) There shall at all times be a Trustee hereunder that shall be a corporation organized and doing business under the laws of the United States of America or of any State thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by Federal or State authority and, to the extent there is such an institution eligible and willing to serve. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 608, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

     (b) The Trustee shall comply with Section 310(b) of the Trust Indenture
Act.

     (c) No Obligor nor any person directly or indirectly controlling, controlled by, or under common control with such Obligor shall serve as Trustee.

      SECTION 609.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance of appointment by the successor Trustee under Section 610.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by an Act of the Holders of 66 2/3% in principal amount of the Notes Outstanding, delivered to the Trustee and to the Company.

     (d)  If at any time:

          (i) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act,

          (ii) the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or by any Holder, or

          (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee, or (B) subject to Section 514 and Section 315(e) of the Trust Indenture Act, any Holder of a Note who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Notes and accepted appointment in the manner hereinafter provided, any Holder of a Note who has been a bona fide Holder for at least six months may, subject to
Section 514 and Section 315(e) of the Trust Indenture Act, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Notes as their names and addresses appear in the Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

      SECTION 610.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments to more fully and certainly vest in and confirm to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article. Both the retiring Trustee and the successor Trustee shall be entitled to receive an Opinion of Counsel stating that all conditions precedent have been complied with and that the appointment of such successor Trustee is enforceable against the Company, subject to bankruptcy, insolvency, reorganization, moratorium, arrangement or other similar laws relating to creditors' rights generally, and general principles of equity (regardless whether considered in a proceeding at law or in equity), including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or other equitable relief.

      SECTION 611.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, consolidation or otherwise to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

      SECTION 612.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     The Trustee shall comply with Section 311(a) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

      SECTION 613.  PAYING AGENT; REGISTRAR.

     (a) Each Paying Agent or Registrar (other than the Company) shall be a corporation organized and doing business under the laws of the United States of America or of any State and having a combined capital and surplus of at least $100,000,000.

     (b) Each Agent may resign at any time by giving written notice thereof to the Company. The Company, by a Board Resolution and upon giving written notice thereof to the Agent, may remove each Agent at any time.

     (c) If any Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of any Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Agent.

     (d) The Company shall give notice of each resignation and each removal of any Agent and each appointment of a successor Agent by mailing written notice of such event by first-class mail, postage prepaid, to the Trustee. Each notice shall include the name and address of the successor Agent.

     (e) The Trustee is hereby initially appointed Paying Agent and Registrar.

     (f) The Company shall enter into an appropriate written agency agreement with any Agent not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee in writing of the name and address of any such Agent.

     (g) The Paying Agent agrees that until the earlier of (i) July 16, 2000 and
(ii) receipt of a notice from the holder of the Senior Indebtedness or its Representative that the Senior Indebtedness has been satisfied and discharged in full, any moneys deposited by the Company for the payment of interest on the Notes shall be repaid to the Company.

                                 ARTICLE SEVEN
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

      SECTION 701.  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     (a) The Company will furnish or cause to be furnished to the Trustee

          (i) semiannually, not more than five Business Days after each Regular Record Date pertaining to the Notes, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Regular Record Date, and

          (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Registrar, no such list need be furnished.

     (b) If and whenever the Company or any Affiliate acquires any Notes, the Company shall within 10 Business Days after such acquisition by the Company and within 10 Business Days after the date on which it obtains knowledge of any such acquisition by an Affiliate, provide the Trustee with written notice of such acquisition, the aggregate principal amount acquired (to the extent known by the Company), the Holder from whom such Notes were acquired and the date of such acquisition.

      SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

     (b) If three or more Holders (referred to as "applicants" in this Section 702(b)) apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

          (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of
     Section 702(a); or

          (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of
Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five Business Days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Notes or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objection specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of any order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

      SECTION 703.  REPORTS BY TRUSTEE.

     To the extent required by the Trust Indenture Act, on or before July 15 of each year commencing with the first July 15 after the date of this Indenture, the Trustee shall transmit by mail to the Company and to all Holders, if required, as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of the immediately preceding May 15 that complies with Section 313(a) of the Trust Indenture Act. The Trustee also shall comply with Section 313(b) of the Trust Indenture Act.

     If and so long as this Indenture is qualified under the Trust Indenture Act, a copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Notes are listed, with the Commission and with the Company. The Company will notify the Trustee if and when the Notes are listed on any stock exchange.

     SECTION 704.  REPORTS BY COMPANY.

     If and so long as this Indenture is qualified under the Trust Indenture Act, the Company shall:

     (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

     (c) transmit by mail to all Holders, as provided in Section 313(c) of the Trust Indenture Act, within five days after the filing thereof with the Trustee, summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 704 as may be required by rules and regulations prescribed from time to time by the Commission.

     The Obligors shall also comply with the other provisions of Section 314(a) of the Trust Indenture Act to the extent such provisions are applicable.

                                 ARTICLE EIGHT
             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 801. COMPANY AND SUBSIDIARIES MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

     The Company shall not, and shall cause its Subsidiaries not to, consolidate with or merge with or into or wind up into another Person or directly or indirectly, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets (computed on a consolidated basis), whether in a single transaction or a series of related transactions, to another Person or group of affiliated Persons, other than the Company or a Subsidiary of the Company, unless

     (a) either (i) the Company or such Subsidiary, as the case may be, is the continuing entity or (ii) the resulting, surviving or transferee entity is a corporation organized under the laws of the United States, any state thereof or the District of Columbia and expressly assumes by supplemental indenture or other appropriate document all of the obligations of the Company or such Subsidiary, as the case may be, in connection with the Note Documents to which the Company or the Subsidiary, as the case may be, was a party (including any Liens thereunder);

     (b) no Default or Event of Default shall exist or shall occur immediately after giving effect to such transaction;

     (c) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth of the surviving or transferee entity is at least equal to the Consolidated Net Worth of the Company or such Subsidiary, as the case may be, immediately prior to such transaction (exclusive of amounts paid in respect of dissenters' rights); and

     (d) the Company or such Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that such consolidation, merger or disposal of all or substantially all of the assets and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article Eight and that all conditions precedent herein provided for relating to such transaction have been satisfied.

     SECTION 802.  SUCCESSOR SUBSTITUTED.

     Upon any consolidation, merger or disposal of all or substantially all of the assets of the Company or such Subsidiary in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company or such Subsidiary, as the case may be, is merged or to which such transfer is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Subsidiary, as the case may be, under the Note Documents to which the Company or Subsidiary is a party, including the Subsidiary Guarantee, if applicable, with the same effect as if such successor corporation had been named therein as the Company or such Subsidiary, as the case may be. The Company or such Subsidiary will be required to ensure, by executing and delivering appropriate instruments and opinions of counsel, that if the Trustee purported to hold a Lien on the Collateral immediately prior to such consolidation, merger or disposal of all or substantially all of the assets of the Company or such Subsidiary, the Trustee continues to hold such Lien with the required priority on all Collateral for the benefit of the holders of the Notes. Thereafter, except in the case of a lease, the Company or such Subsidiary shall be discharged from all obligations and covenants under this Indenture and the Notes.

     SECTION 803.  REDEMPTION.

     The provisions of this Article Eight shall not impair the Holders' right of repurchase following a Change of Control as provided in Section 1109 herein.

                                 ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

     SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holders, the Obligors, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto (which term shall include any Addendum to Subsidiary Guarantee), in form satisfactory to the Trustee, for any of the following purposes:

     (a) to evidence the succession of another Person to any Obligor, and the assumption by any such successor of the covenants of such Obligor herein and in the Notes;

     (b) to add to the covenants of the Obligors for the benefit of the Holders, or to surrender any right or power herein conferred upon any Obligor;

     (c) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not be inconsistent with the provisions of this Indenture; provided that, in each case, such provisions shall not adversely affect the interests of the Holders;

     (d) to evidence, and provide for the acceptance of, the appointment of a successor Trustee hereunder;

     (e)  to comply with Section 1015(c), 1208 or 1309 hereof; or

     (f) to comply with any requirement of the Commission or state securities regulators in connection with the qualification of the Indenture under the Trust Indenture Act or any registration or qualification of the Notes under the Securities Act or state securities laws.

     SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     (a) Except as otherwise provided in Section 902(b), with the written consent of the Holders of 66 2/3% in principal amount of the Outstanding Notes, by Act of such Holders delivered to the Company and the Trustee, the Obligors, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that (i) no such supplemental indenture (and no amendment of any other Note Document) shall, without the consent of the Holder of each Outstanding Note affected thereby,

          (A) extend the Stated Maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption or repurchase thereof, or change the coin or currency in which the principal of any Note or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, after the Redemption Date or, in the case of repurchase, after the

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

     Purchase Date), or affect the ranking (in terms of right or time of payment) of the Notes or the Subsidiary Guarantee,

          (B) release any Subsidiary Guarantor from the Subsidiary Guarantee or amend Article Thirteen, except as contemplated by Article Eight or Section 901,

          (C) except as provided in Section 1205 or the Collateral Documents, release any Collateral, permit the creation of any Lien senior to or ranking equally with the Lien of any Collateral Document, deprive the Holders of the security of the Collateral, or amend Section 1015, 1016, 1202, 1204 or 1205,

          (D) reduce the percentage in principal amount of the Outstanding Notes the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture,

          (E) modify any provision of Article Eleven or the definitions used therein if the effect of such modification or waiver is to decrease the amount of any payment required to be made by the Company thereunder or extend the maturity date of such payment, or

          (F) modify any of the provisions of this Section 902 or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Note affected thereby; and

     (b) It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act and such notice shall approve the substance thereof.

     SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that this Indenture, as amended by such supplemental indenture, constitutes the legal, valid and binding obligation of all Obligors, enforceable against each of them in accordance with its terms.

     SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby and entitled to the benefits thereof (including the benefit of any Addendum to Subsidiary Guarantee).

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

     SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 906.  REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form acceptable to the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Obligors and authenticated and delivered by the Trustee in exchange for Outstanding Notes. Without limitation of Section 904, (a) in the case of any Addendum to Subsidiary Guarantee, whether or not any or all new Notes are so executed, authenticated and exchanged for previously Outstanding Notes, the Subsidiary Guarantor added to the Subsidiary Guarantee by such Addendum shall be obligated with respect to the Subsidiary Guarantee as if all Outstanding Notes had been exchanged for Notes executed by all Obligors, including such Subsidiary Guarantor, or (b) in the case of the release of a Subsidiary Guarantor pursuant to the terms hereof, whether or not any or all new Notes are so executed, authenticated and exchanged for previously Outstanding Notes, such Subsidiary Guarantor shall be released from the Subsidiary Guarantee as if all Outstanding Notes had been exchanged for Notes not executed by such Subsidiary Guarantor.

                                  ARTICLE TEN
                                   COVENANTS

     SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

     The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Notes in accordance with the terms of the Notes and this Indenture.

     SECTION 1002.  MAINTENANCE OF REGISTER; REGISTRAR, AND PAYING AGENT.

     The Company shall maintain or cause to be maintained and in such locations as it shall determine: (i) an office or agency where securities may be presented for registration of transfer or for exchange (the "REGISTRAR"); and (ii) an office or agency where Notes may be presented for payment (the "PAYING AGENT"). The Registrar shall keep a register of the Notes and of their transfer and exchange (the "REGISTER"). The Company may appoint one or more co-registrars, and one or more additional paying agents. The terms "Paying Agent" and "Registrar" include any additional paying agent or co-registrar.

     SECTION 1003.  MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST.

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act; provided that, with respect to any such sums, such trust shall arise and be enforceable only on and after the date on which payment is due

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with regard to such sums; and only to the extent payment is then due and only as to funds actually segregated and appropriated to such payments.

     If the Company has other Paying Agents (including, without limitation, the Trustee), the Company will, before 10:00 a.m. New York time on the Business Day immediately preceding the due date the principal of (and premium, if any), or interest on, any Notes, deposit with the Paying Agent a sum in same day funds or, if applicable, Secondary Notes, sufficient to pay the principal (and premium, if any) or interest so becoming due, such property to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

     Any amounts from time to time deposited with the Paying Agent for the payment of principal, premium (if any), interest, Redemption Price or Purchase Price pursuant to this Section 1003 or Section 1106 or 1112 shall be invested by the Paying Agent in such Cash Equivalents as the Company may direct in a written notice to the Paying Agent or, if no such notice is given, be held uninvested until the due date of such amount.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying Agent will:

     (a) hold all sums or Secondary Notes held by it for the payment of the principal of (and premium, if any) or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums or Secondary Notes shall be paid to such Persons or otherwise disposed of as herein provided;

     (b) give the Trustee notice of any default by the Company (or any other Obligor upon the Notes) in the making of any payment of principal (and premium, if any) or interest; and

     (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Order direct any Paying Agent to pay, to the Trustee all sums or Secondary Notes held in trust by the Company or such Paying Agent, such sums and Secondary Notes to be held by the Trustee upon the same trusts as those upon which such sums and Secondary Notes were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money or Secondary Notes deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Note and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money or Secondary Notes, and all liability of the Company as trustee thereof, shall

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

thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money or Secondary Notes remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money or Secondary Notes then remaining will be repaid to the Company.

     SECTION 1004.  CORPORATE EXISTENCE AND KEEPING OF BOOKS.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate, partnership or other existence, rights (charter and statutory) and franchises the Company and each Subsidiary; provided, however, that the existence of any Subsidiary and any rights and franchises of the Company or any Subsidiary of the Company, may be terminated if the Board of Directors determines that such termination is in the best interests of the Company and is not disadvantageous to the Holders in any material respect.

     The Company will keep, and cause each of its Subsidiaries to keep, proper records and books of account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each such Subsidiary in accordance with GAAP in all material respects.

     SECTION 1005.  [RESERVED].

     SECTION 1006.  PAYMENT OF TAXES AND OTHER CLAIMS.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all Taxes levied or imposed upon the Company or any Subsidiary or any of their respective properties and (b) all lawful claims for labor, materials and supplies, that, if unpaid, might by Applicable Law become a Lien upon the property of the Company or any Subsidiary; provided, however, that, except as otherwise provided in the Note Documents, the Company and any such Subsidiary shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (i) that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established as required by GAAP or (ii) if the failure to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim would not have a material adverse effect on the financial condition, results of operations, business or properties of the Company and its Subsidiaries taken as a whole.

     SECTION 1007.  MAINTENANCE OF PROPERTIES.

     The Company will cause all properties owned by the Company or any of its Subsidiaries or used or held for use in the conduct of the business of the Company and its Subsidiaries to be maintained and kept in good condition, repair and working order and will cause to be made all necessary repairs thereto, all as in the judgment of the Company may be necessary so that the business of the Company and its Subsidiaries may be properly conducted in all material respects; provided, however, that nothing in this Section 1007 shall prevent the Company and its Subsidiaries from discontinuing the maintenance of any of

                                       49
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such properties if such discontinuance is, in the judgment of the Board of
Directors, desirable in the conduct of the business of the Company and its Subsidiaries.

     SECTION 1008.  INSURANCE.

     The Company and its Subsidiaries shall have in effect customary insurance against such risks, on terms, with deductibles (or self-insurance) and in amounts as are customarily carried by similar businesses.

     SECTION 1009.  STATEMENT BY OFFICERS AS TO DEFAULT.

     (a) The Company will deliver to the Trustee, on or before a date not more than 45 days after the end of the first, second and third fiscal quarters of each Fiscal Year of the Company and not more than 90 days after the end of each Fiscal Year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not, after a review under each signer's supervision of the activities of the Company and its Subsidiaries during such fiscal quarter or Fiscal Year, as the case may be, and of the Company and its Subsidiaries' performance under this Indenture and the other Note Documents, to the best knowledge, based on such review, of the signers thereof, a Default or Event of Default has occurred during such fiscal quarter or Fiscal Year that is continuing, as the case may be, and, if there has been a Default or Event of Default that is continuing, specifying each Default or Event of Default and the nature and status thereof. Each such statement shall comply with Section 314(a)(4) of the Trust Indenture Act.

     (b) When the Company is aware that any Default, or Event of Default or if any holder or the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice to the Company or takes any other action of which the Company is aware with respect to a claimed default, the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within three Business Days after the Company becomes aware of its occurrence.

     (c) On or before each Regular Record Date, the Company shall deliver to the Trustee an Officer's Certificate stating whether any Additional Interest has accrued and, if so, the aggregate amount thereof per $1,000 in principal amount of Notes.

     SECTION 1010.  FILING AND PROVISION OF CERTAIN COMMISSION REPORTS.

     Whether or not the Company is subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act, the Company shall deliver to the Trustee, within 15 days after it is or would have been required to file such with the Commission, annual and quarterly financial statements substantially equivalent to financial statements that would have been included in reports filed with the Commission if the Company were subject to the requirements of
Section 13 or 15(d) of the Exchange Act, together with management's discussion and analysis of financial condition and results of operations that would be so required.

     SECTION 1011.  LIMITATION ON INDEBTEDNESS AND DISQUALIFIED CAPITAL STOCK.

     Except as otherwise provided in this Section 1011, the Company shall not, and shall not permit any of its Subsidiaries to Incur (including as a result of an acquisition, merger or consolidation) any Indebtedness or any Disqualified Capital Stock (the exceptions set forth below not being exclusive of one another).

     (a) The Company and its Subsidiaries may incur Indebtedness under the Note Documents.

     (b)  The Company and its Subsidiaries may Incur Existing Indebtedness.

     (c) The Company and its Subsidiaries may Incur Senior Indebtedness and any Working Capital Replacement Facility.

     (d) The Company and its Subsidiaries may incur Specified Permitted Indebtedness.

     (e) The Company and its Subsidiaries may incur (i) Permitted Purchase Money Indebtedness and Capitalized Lease Obligations not exceeding $9,000,000 in principal amount (excluding Existing Indebtedness and any Refinancing Indebtedness in respect thereof) at any time outstanding and (ii) unsecured Indebtedness not exceeding $500,000 in principal amount (excluding Existing Indebtedness and any Refinancing Indebtedness in respect thereof) at any time outstanding.

     (f) The Company and its Subsidiaries may incur Refinancing Indebtedness with respect to any Indebtedness or Disqualified Capital Stock, as applicable, described in this covenant other than clauses (c) and (e).

     (g) The Company may incur Indebtedness to any Wholly Owned Subsidiary of the Company, and any Wholly Owned Subsidiary of the Company may incur Indebtedness to any other Wholly Owned Subsidiary or to the Company; provided that such obligations, in each case, shall either be a Permitted Intercompany Secured Loan or be unsecured and subordinated pursuant to a Subordination Agreement substantially in the form of Exhibit F in all respects to the prior payment in full in cash of the Company's or Wholly Owned Subsidiary's obligations pursuant to the Note Documents (other than with respect to payment of interest if no Default or Event of Default shall have occurred and be continuing at the time of any payment of or with respect thereto); provided that any such Indebtedness of a Subsidiary which is not a Subsidiary Guarantor shall comply with all requirements of a Permitted Intercompany Secured Loan.

     (h) The Company may incur Subordinated Indebtedness, provided that the Net Cash Proceeds thereof are used for the substantially concurrent redemption, repurchase, acquisition or retirement of Senior Indebtedness or the Notes.

     SECTION 1012.  LIMITATION ON RESTRICTED PAYMENTS.

     The Company shall not, and shall not permit any of its Subsidiaries to, make, directly or indirectly, any Restricted Payment, provided, however, that the foregoing will not prohibit:

     (a) the redemption, repurchase or other acquisition or retirement of Capital Stock from the substantially concurrent sale of Qualified Capital Stock or Capital Stock that is Common Stock;

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

     (b) the defeasance, redemption, repurchase or other acquisition or retirement of Subordinated Indebtedness with the Net Proceeds received by the Company from the substantially concurrent sale of Qualified Capital Stock or Subordinated Indebtedness of the Company or in exchange for Qualified Capital Stock or Subordinated Indebtedness of the Company, which Subordinated Indebtedness (i) (A) is at least as subordinated in ranking to the Notes as, (B) has an Average Life not shorter than, and (C) has no installment (contingent or otherwise) of principal or liquidation amount (including upon the happening of an event or the passage of time) due before any installment of principal of, the Subordinated Indebtedness being so defeased, redeemed, repurchased, acquired or retired and (ii) has a principal amount (or, if such Indebtedness is issued at less than its principal amount, has an original issue price, as determined in accordance with GAAP) not to exceed the sum of (A) the lesser of (x) the principal amount of such Subordinated Indebtedness being so defeased, redeemed, repurchased, acquired or retired in exchange therefor and (y) if such Subordinated Indebtedness being acquired was issued with an original issue discount, the accreted value thereof (as determined in accordance with GAAP) at the time of such transaction, plus (B) the out-of-pocket expenses Incurred by the Company or Subsidiary in connection with the acquisition or retirement of such Subordinated Indebtedness or the sale of or its exchange for such Qualified Capital Stock or Subordinated Indebtedness, including without limitation any redemption, prepayment or similar premium paid with respect to such acquisition or retirement.

     SECTION 1013. LIMITATION ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.

     The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, assume or suffer to exist any consensual encumbrance or restriction on the ability of any such Subsidiary to pay dividends or make other distributions on the Capital Stock of such Subsidiary or pay any obligation to the Company or any of its Subsidiaries or otherwise transfer assets or make or pay loans or advances to the Company or any of its Subsidiaries, except

     (a)  restrictions imposed by the Note Documents,

     (b) customary non-assignment provisions restricting subletting or assignment of any lease entered into in the ordinary course of business, consistent with industry practices,

     (c) encumbrances and restrictions imposed by the terms of any Senior Indebtedness,

     (d) restrictions under any agreement relating to any property, assets, or business acquired by the Company or its Subsidiaries, which restrictions existed at the time of acquisition, were not put in place in anticipation of such acquisition and are not applicable to any Person, other than the Person acquired or to any property, assets or business other than the property, assets and business of the Person so acquired,

     (e) rights of members and other customers arising in the ordinary cause of business from memberships, rights to use or related or similar interests in campgrounds, resorts or other facilities (whether arising from the holding of such memberships, rights to use or related or similar interests, by applicable law or otherwise),

     (f) any such contractual encumbrance or restriction in existence as of the Issue Date,

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

     (g) any restrictions with respect to Capital Stock or assets, as the case may be, of a Subsidiary of the Company imposed pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary,

     (h) any such contractual encumbrance imposed by or in connection with the incurrence of any Permitted Purchase Money Indebtedness and Capitalized Lease Obligations permitted pursuant to clause (e) of Section 1012, provided such encumbrance does not have the effect of restricting (otherwise than upon foreclosure) the payment of dividends to the Company or any Subsidiary Guarantor or the payment of Indebtedness owed to the Company or any Subsidiary Guarantor or reducing the amount of any such dividends or payments, and

     (i)  replacements of restrictions imposed pursuant to clauses (a) through
(g) that are no more restrictive than those being replaced.

     SECTION 1014.  LIMITATION ON TRANSACTIONS WITH AFFILIATES.

     (a) Subject to subsection (b) below, the Company shall not, and shall not permit any of its Subsidiaries to, enter into, renew or extend any transaction or series of related transactions with any Affiliate (an "AFFILIATE TRANSACTION"), unless (i) the Affiliate Transaction is on terms at least as favorable to the Company or such Subsidiary, as the case may be, as those that could have been obtained in a comparable transaction with an unaffiliated third party; (ii) in the case of an Affiliate Transaction (including any series of related transactions) with a value to either party in excess of $1,000,000, a majority of the independent members of the Board of Directors has determined in good faith that such Affiliate Transaction complies with clause (i), as evidenced by a Board Resolution; and (iii) in the case of any Affiliate Transaction (including any series of related transactions) with an aggregate value (to either party) in excess of $5,000,000, the Company or such Subsidiary, prior to consummation thereof, obtains a written favorable opinion as to the fairness of such transaction to the Company or such Subsidiary from a financial point of view from any national or regional independent investment banking firm.

     (b) Subsection (a) above shall not apply to any of the following: (i) transactions between one or more Subsidiary Guarantors or between the Company and one or more Subsidiary Guarantors, (ii) Restricted Payments permitted to be made under Section 1012, (iii) customary directors' fees, and other compensation, stock option grants and indemnities, (iv) extensions of and payments made with respect to Permitted Intercompany Loans, or unsecured subordinated Indebtedness permitted to be incurred under clause (g) of Section 1011 or (v) employment, consulting and related agreements entered into by the Company or any of its Subsidiaries with their respective officers, employees or directors in the ordinary course of business.

     SECTION 1015.  LIMITATION ON ASSET SALES.

     (a) Subject to subsection (b) below, the Company shall not, and shall not permit any of its Subsidiaries to, in one transaction or a series of related transactions, (i) convey, sell, lease, transfer, assign or otherwise dispose of, directly or indirectly, any of its property, business or assets or (ii) engage in any sale or other transfer or issuance of any Capital Stock of any Subsidiary of the Company, whether by the Company or a Subsidiary of the Company, or through the issuance, sale or transfer of Capital Stock by a Subsidiary of the Company (an "ASSET SALE"), unless

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

          (A) within 180 days after the date of the Asset Sale (the "REINVESTMENT PERIOD"), the Net Cash Proceeds therefrom are either (1) applied to the repayment of Senior Indebtedness or (2) either (x) reinvested in assets or property directly related to a Related Business of the Company or such Subsidiary (or the Company or such Subsidiary shall have entered into a binding obligation to make such an investment) or (y) applied to the repurchase from Holders of the maximum principal amount of Notes that may be purchased out of that portion, if any, of the Net Cash Proceeds of such Asset Sale that is not applied to the Senior Indebtedness pursuant to clause (1) or reinvested pursuant to clause (x) within the Reinvestment Period ("EXCESS PROCEEDS"), which repurchase may be made in any manner selected by the Company, including, without limitation, open market purchases, privately negotiated transactions, redemptions pursuant to Section 1101, or an Asset Sale Purchase Offer pursuant to subsection (d) below,

          (B) in the case of any Asset Sale (or series of related Asset Sales) for Net Proceeds in excess of $1,250,000, at least 80% of the value of such consideration for such Asset Sale consists of US Dollars or Cash Equivalents,

          (C) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect to, on a pro forma basis, such Asset Sale, and

          (D) the Board of Directors of the Company determines in good faith that the Company or such applicable Subsidiary receives Fair Market Value for such Asset Sale.

     (b) Notwithstanding the provisions of the foregoing subsection (a) and subsection (c) below:

          (i) the Company and its Subsidiaries may in the ordinary course of business and consistent with past practices, convey, sell, lease, transfer, assign, or otherwise dispose of assets acquired and held for resale in the ordinary course of business;

          (ii) the Company and its Subsidiaries may convey, sell, lease, transfer or otherwise dispose of assets in connection with a transaction covered and permitted by Section 801;

          (iii) the Company and its Subsidiaries may sell damaged, worn out or other obsolete property or abandon property in the ordinary course of business so long as such property is no longer necessary for the proper conduct of the business of the Company or such Subsidiary, as applicable; and
          (iv) the Company and its Subsidiaries may convey, sell, lease, transfer, assign, or otherwise dispose of assets at no less than fair value to the extent that the Net Cash Proceeds for any Asset Sale (or series of related Asset Sales) does not exceed $1,000,000.

     (c) In case of any Asset Sale of all the Capital Stock of a Subsidiary Guarantor which sale is otherwise permissible hereunder, so long as the Outstanding Notes have not been declared immediately due and payable pursuant to
Section 502, the Subsidiary Guarantor shall be automatically released from the Subsidiary Guarantee upon receipt by the Trustee of a Board Resolution and an Officers' Certificate to the effect that such Asset Sale complies with the provisions of this Section and that, pursuant to this Section 1015(c), the Subsidiary Guarantor is released from the Subsidiary Guarantee. If requested by the Subsidiary Guarantor, the Trustee shall execute and deliver such confirmations of such release as the Company may reasonably request.

     (d) If the Company shall elect to apply Excess Proceeds as provided in this Section 1015(d), within 30 days after the Company delivers to the Trustee notice to such effect, the Trustee shall select, in the manner specified in
Section 1104, the Notes or portions thereof as to which the Company will make an Asset Sale Purchase Offer, unless the Asset Sale Purchase Offer will be made as to all Outstanding Notes. Within 15 days after delivery of such a notice, the Company will, or will cause the Trustee to, send to each Holder of Notes whose Notes have been selected to be offered to be repurchased by the Company, at its address appearing in the Register, by registered or certified mail, telegraph, telefax, telex, cable or overnight delivery, an offer to repurchase such Notes or a portion thereof determined in accordance with Section 1104.

     SECTION 1016.  LIMITATION ON CERTAIN LIENS.

     The Company shall not, and shall not permit its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien in or on any right, title or interest to any of their properties or assets, except

          (i)    Permitted Liens,

          (ii) Liens that secure the Senior Secured Credit Facility or any Working Capital Replacement Facility,

          (iii)  Liens created by the Collateral Documents, and

          (iv) Liens that secure Permitted Purchase Money Indebtedness and Capitalized Lease Obligations permitted to be incurred under clause (e) of
     Section 1011, which Liens shall not attach to any assets other than the assets financed thereby.

     SECTION 1017.  CONDUCT OF BUSINESS.

     Neither the Company nor any Subsidiary will directly or indirectly engage, to any significant extent, in any line or lines of business activity other than in a Related Business.

     SECTION 1018.  PAYMENTS FOR CONSENT.

     The Company shall not, and shall cause its Subsidiaries not to, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the other Note Documents unless such consideration is offered to be paid or agreed to be paid to all Holders that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

     SECTION 1019.  STAY, EXTENSION AND USURY LAWS.

     Each of the Company, the Subsidiary Guarantors and their respective Subsidiaries covenants (to the extent permissible under Applicable Law) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, wherever enacted, now or at any time hereafter in force, that would prohibit or forgive the Company or the Subsidiary Guarantors from paying all or any portion of the principal of, premium, if any, or interest on the Notes and amounts from time to time payable under the Subsidiary Guarantees, in each case as contemplated herein, or that may materially affect the covenants or the performance of this Indenture or the other Note Documents in a manner inconsistent with the provisions of this Indenture or such Note Documents and (to the extent that it may lawfully do so) each of the Company and the Subsidiary Guarantors, hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                ARTICLE ELEVEN
                     REDEMPTIONS AND REPURCHASES OF NOTES

     SECTION 1101.  RIGHT OF REDEMPTION.

     (a) The Notes may be redeemed, at the election of the Company, as a whole or from time to time in part, at 100% of principal amount, subject to the conditions specified in the Form of Note Certificate attached as Exhibit A.

     (b) All references in Sections 1101 through 1108 to "Holder" shall include any beneficial owner of Notes.

     SECTION 1102.  APPLICABILITY OF ARTICLE.

     Redemption of Notes at the election of the Company or otherwise, as permitted or required by any provision of this Indenture or the Notes, shall be made in accordance with such provision and this Article Eleven.

     SECTION 1103.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of the Company to redeem any Notes pursuant to Section 1101 shall be evidenced by a Board Resolution. The Company shall, at least 45 days and no more than 60 days prior to the Redemption Date fixed by the Company,
(a) deliver an Officers' Certificate to the Trustee notifying the Trustee of such Redemption Date and of the principal amount of Notes to be redeemed and
(b) provide the Trustee with an Opinion of Counsel stating that such redemption is authorized or permitted by this Indenture.

     SECTION 1104.  DETERMINATION OF NOTES TO BE REDEEMED OR REPURCHASED.

     If less than all of the Outstanding Notes are to be redeemed or repurchased, the particular Notes or portions thereof to be redeemed shall be determined on a pro rata basis, by lot or by such other method determined by the Trustee to be fair and appropriate (subject to compliance with the requirements of any securities exchange or trading system on which the Notes are then listed or approved for trading) in principal amounts of $1,000 or integral multiples thereof (provided Secondary Notes may be in principal amounts of less than $1,000) from the Outstanding Notes not previously called for redemption or repurchase.

     The Trustee shall promptly notify the Company and each Registrar in writing of the Notes to be redeemed or repurchased and, in the case of any Notes which will be redeemed or repurchased in part, the principal amount thereof to be redeemed or repurchased.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption or repurchase of Notes shall relate, in the case of any Note redeemed or repurchased or to be redeemed or repurchased only in part, to the portion of the principal amount of such Note that has been or is to be redeemed or repurchased.

     SECTION 1105.  NOTICE OF REDEMPTION.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at its address appearing in the Register.

     All notices of redemption shall state:

     (a) the Redemption Date;

     (b) the Redemption Price;

     (c) if less than all Outstanding Notes are to be redeemed, the identification (and, in the case of a Note to be redeemed in part, the principal amount) of the particular Notes to be redeemed;

     (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Note or portion thereof, and that interest thereon shall cease to accrue on and after such date; and

     (e) the place or places where such Notes are to be surrendered for payment of the Redemption Price.

     Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, provided that the text of any such notice shall be determined by the Company.

     SECTION 1106.  DEPOSIT OF REDEMPTION PRICE.

     On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds by 10:00 a.m. New York time on the Business Day immediately preceding the Redemption Date sufficient to pay the Redemption Price of, and if the Redemption Date shall not be an Interest Payment Date, accrued interest on, all the Notes or portions thereof that are to be redeemed on that date.

     SECTION 1107.  NOTES PAYABLE ON REDEMPTION DATE.

     Notice of redemption having been given as aforesaid, the Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price herein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest to the Redemption Date) such Notes shall cease to bear interest. Upon the later of the Redemption Date or surrender of any such Note for redemption in accordance with such notice, such Note shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such on the relevant Regular Record Dates according to the terms and provisions of Section 306.

     If any Note called for redemption shall not be so paid or be duly provided for upon the later of the Redemption Date or surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date as provided herein.

     SECTION 1108.  NOTES REDEEMED IN PART.

     Any Note which is to be redeemed only in part shall be surrendered to the Paying Agent or Registrar (with, if the Company, the Paying Agent, the Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Paying Agent, the Registrar or the Trustee duly executed by the Holder thereof or its attorney duly authorized in writing), and the Obligors shall execute and the Trustee shall authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Note so surrendered.

     SECTION 1109.  OFFER TO PURCHASE NOTES UPON CHANGE OF CONTROL.

     (a) If a Change of Control (as defined below) shall occur, the Company shall offer (a "CHANGE OF CONTROL PURCHASE OFFER") to purchase from Holders of the Notes, and shall purchase from Holders accepting such offer, Notes, at a purchase price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to the Purchase Date (the "CHANGE OF CONTROL PURCHASE PRICE"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 1110(c). "CHANGE OF CONTROL" means (i) a sale, lease or transfer of all or substantially all of the Company's assets (other than by way of merger or consolidation) to any Person or group (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) other than the Existing Affiliates, (ii) the liquidation or dissolution of the Company, (iii) the time that the Company first determines or reasonably should have known that any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) other than Existing Affiliate is or becomes the "beneficial owner" (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a "person" shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly (including as a result of a merger or consolidation), of more than 50% of the total voting power in the aggregate of all classes of

Capital Stock then outstanding of the Company normally entitled to vote in elections of directors, or (iv) during any period of 12 consecutive months after the Issue Date, individuals who at the beginning of such period constituted the Board of Directors of the Company together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

     (b) In the event that at the time of Change of Control the terms of any Senior Indebtedness prohibits the repurchase of Notes pursuant to this Section, then within 30 days following the Change of Control, the Company shall notify the holders of such Senior Indebtedness that a Change of Control has occurred and the Company shall either (1) repay in full the Senior Indebtedness or offer to repay in full such Senior Indebtedness and repay the Senior Indebtedness held by each holder who has accepted such offer or (2) obtain the requisite consent under the Senior Indebtedness to permit the purchase of the Notes under Section 1109(a).

     (c) Within 15 Business Days after fulfilling its obligation under Section 1109(b), the Company shall give written notice of a Change of Control to the Trustee. Within 15 days after the Trustee receives such notice, the Trustee shall send, via registered or certified mail, telegraph, telefax, telex, cable or overnight delivery, a copy of such written notice to each Holder (and to beneficial owners if required by Applicable Law). The Trustee shall be under no obligation to ascertain the occurrence of a Change of Control or to give notice with respect thereto other than as provided above upon receipt of the written notice of Change of Control from the Company. The Trustee may conclusively assume, in the absence of written notice to the contrary from the Company, that no Change of Control has occurred.

     SECTION 1110.  PROCEDURE FOR OFFERS TO PURCHASE NOTES.

     (a) Any notice to Holders given pursuant to Section 1015(d) or 1109(c) shall include a form of Purchase Notice (as defined below) and shall state:

          (i) that the Company thereby offers to repurchase at the applicable Purchase Price such of the Holder's Notes as shall be specified therein (or, in the case of a Change of Control Purchase Offer, all Notes of such Holder);

          (ii) in the case of a Change of Control Purchase Offer, the events causing the Change of Control and the date on which such Change of Control is deemed to have occurred for purposes of this Section 1110;

          (iii)  the date by which the Purchase Notice must be given;

          (iv) the date as of which Notes will be purchased pursuant to the Purchase Offer (the "PURCHASE DATE"), which, (A) in the case of a Change of Control Purchase Offer, shall be the date 20 Business Days (unless a longer period is required by Applicable Law) after the date on which the notice to the Holders is sent pursuant to Section 1109(c), or (B) subject to clause
     (A) of Section 1015(a), in the case of any other Purchase Offer, shall be a date specified by the Company that is no earlier than 30 days nor later than 60 days from the date such notice is mailed;

          (v)    the name and address of the Paying Agent;

          (vi) that Notes must be surrendered to the Paying Agent at the office of the Paying Agent to collect payment;

          (vii) that the Purchase Price for any Notes as to which a Purchase Notice has been duly given and not withdrawn will be paid on the later of
     (A) the Purchase Date and (B) the first Business Day following the date of surrender of such Notes as described in clause (vi);

          (viii) the procedures the Holder must follow to exercise rights under
     Section 1109 and this Section 1110 and a brief description of those rights; and

          (ix)   the procedures for withdrawing a Purchase Notice.

          If any such notice is given by the Trustee at the Company's request, the text of such notice shall be determined by the Company.

     (b) A Holder may exercise its rights under Section 1109 and this Section 1110 by delivering to the Paying Agent at the office of the Paying Agent a written notice of purchase (a "PURCHASE NOTICE") at any time prior to the close of business on the third Business Day prior to the Purchase Date, stating:

          (i) the certificate numbers of the Notes that the Holder will deliver to be purchased; and

          (ii) the portion of the principal amount of the Notes that the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof (provided that Secondary Notes may be in a principal amount of less than $1,000).

     The delivery of such Notes (together with all necessary endorsements) to the Paying Agent at the office of the Paying Agent prior to, on or after the Purchase Date shall be a condition to the receipt by the Holder of the Purchase Price therefor; provided that such Purchase Price shall be so paid pursuant to this Section 1110 only if the Notes so delivered shall conform in all respects to the description thereof set forth in the related Purchase Notice.

     Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent at the office of the Paying Agent the Purchase Notice contemplated by this Section 1110(b) shall have the right to withdraw such Purchase Notice in accordance with Section 1111.

     The Paying Agent shall promptly notify the Company by telecopier of the receipt by the former of any Purchase Notice or written notice of withdrawal thereof.

     The Company shall purchase from the Holder thereof, pursuant to this
Section 1110, all or a portion of a Note if the principal amount of such portion is $1,000 or an integral multiple of $1,000 (provided that Secondary Notes may be purchased in a principal amount of less than $1,000). Provisions of this Indenture that apply to the purchase of all of a Note also apply to the purchase of a portion of such Note.

     SECTION 1111.  EFFECT OF PURCHASE NOTICE.

     Upon receipt by the Company or the Paying Agent of any Purchase Notice, the Holder of the Note in respect of which such Purchase Notice was given shall (unless such Purchase Notice is withdrawn as specified in the following two paragraphs of this Section 1111) thereafter be entitled to receive solely the applicable Purchase Price with respect to such Note. Such Purchase Price shall be paid to such Holder on the later of (a) the applicable Purchase Date with respect to such Note (provided the conditions in Section 1110(b) have been satisfied) and (b) the first Business Day following the date of delivery of such Note to the Paying Agent at the office of the Paying Agent by the Holder thereof in the manner required by Section 1110(b).

     A Purchase Notice may be withdrawn before or after delivery by the Holder to the Paying Agent at the office of the Paying Agent of the Note to which such Purchase Notice relates, by means of a written notice of withdrawal delivered by the Holder to the Paying Agent at the office of the Paying Agent at any time prior to the close of business on the third Business Day prior to the Purchase Date, specifying, as applicable:

     (a) the certificate number and series of the Note in respect of which such notice of withdrawal is being submitted,

     (b) the principal amount of the Note with respect to which such notice of withdrawal is being submitted, and

     (c) the principal amount, if any, of such Note that remains subject to the original Purchase Notice, and that has been or will be delivered for purchase by the Company.

     The Paying Agent will promptly return to the respective Holders thereof any Notes with respect to which a Purchase Notice has been withdrawn in compliance with this Indenture.

     SECTION 1112.  DEPOSIT OF PURCHASE PRICE.

     No later than 10:00 a.m. (local time at the office of the Paying Agent) on the Business Day immediately preceding the Purchase Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of the Company of them is acting as the Paying Agent, shall segregate and hold in trust, or cause to be segregated and held in trust, as provided in Section 1003) an amount of cash sufficient to pay the aggregate Purchase Price of all the Notes or portions thereof that are to be purchased as of the Purchase Date. Upon such deposit or segregation, all Notes or portions thereof that are to be purchased shall cease to bear interest after the Purchase Date.

     SECTION 1113.  NOTES PURCHASED IN PART.

     Any Note that is to be purchased only in part shall be surrendered to the Paying Agent at the office of the Paying Agent or Registrar (with, if the Company, the Paying Agent, the Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Paying Agent, the Registrar and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Note so surrendered that is not purchased.

     SECTION 1114. COVENANT TO COMPLY WITH SECURITIES LAWS UPON PURCHASE OF
NOTES.

     In connection with any offer to purchase or purchase of Notes under Section 1109 or 1110, the Company shall comply with all applicable Federal and state securities laws so as to permit the rights and obligations under Sections 1109 or 1110 to be exercised to the greatest extent practicable in the time and in the manner specified in such Sections.

     SECTION 1115. REPAYMENT TO THE COMPANY.

     The Trustee and the Paying Agent shall return to the Company upon written Order any cash that remains unclaimed, together with interest, if any, accrued thereon, held by them for the payment of the Purchase Price two years after the related Purchase Date


                                ARTICLE TWELVE
                              COLLATERAL MATTERS

     SECTION 1201. UNSECURED OBLIGATIONS; APPROVAL OF COLLATERAL DOCUMENTS AND OTHER NOTE DOCUMENTS.

     (a) By its acceptance of its Note, each Holder agrees that during the period any Senior Indebtedness is outstanding and until the Delivery Date occurs, the obligations represented by the Notes are general unsecured obligations of the Company.

     (b) By acceptance of its Note, each Holder agrees to the substance of the terms and provisions of the Collateral Documents listed on Schedule 1201, with such changes as are required by Applicable Law in the relevant jurisdiction and the Collateral on the Delivery Date, and all other Collateral Documents and Note Documents from time to time entered into pursuant to (and as amended from time to time pursuant to) the provisions of this Indenture and the other Note Documents.

     (c) As among the Holders, the Collateral as constituted on the Delivery Date or thereafter constituted shall be held for the equal and ratable benefit of the Holders without preference, priority or distinction of any Holder over any other Holder by reason of differences in time of issuance of the Notes held by such Holders, sale or otherwise, as security for the Secured Obligations of the Obligors.

     SECTION 1202. REQUIRED COLLATERAL; FURTHER ASSURANCES.

     (a) Except as otherwise expressly provided herein and the other Note Documents, at all times after the receipt by the Trustee of an instrument or instruments executed by the holders of the Senior Indebtedness or their Representative evidencing the satisfaction and discharge in full of the Senior Indebtedness and the release of any Lien securing the Senior Indebtedness, and if any Notes remain Outstanding,

          (i) the Company will grant a Lien to secure the Secured Obligations of the Company covering all of the property of the Company (except such as may have been disposed of without violation of the other provisions hereof) securing the Senior Indebtedness as of the date the Senior Indebtedness was satisfied and discharged in full (but excluding the Excluded Assets) (except such as may have been disposed of without violation of the other provisions hereof) and the Trustee will enter into or accept the Collateral Documents to which the Company is a party.

          (ii) each Subsidiary Guarantor will grant a Lien to secure the Subsidiary Guarantee of each Subsidiary Guarantor covering all of such Subsidiary Guarantor's property (except such as may have been disposed of without violation of the other provisions hereof) securing the Senior Indebtedness as of the date the Senior Indebtedness was satisfied and discharged in full (but excluding the Excluded Assets) and the Trustee will enter into or accept the Collateral Documents to which the Subsidiary Guarantors are a party.

     (b)  The Company shall furnish to the Trustee:

          (i) On the Delivery Date, an Opinion of Counsel stating that, in the opinion of such counsel, all recordings, filings and other actions contemplated by such Collateral Documents necessary to make effective or perfect the Lien have been taken, reciting such actions;

          (ii) On or prior to each anniversary of the Delivery Date, an Opinion of Counsel, dated as of such date, either (A) stating that, in the opinion of such counsel, such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of the Collateral Documents, or financing statements, continuation statements or other instruments of further assurance, as is necessary to maintain the Liens of the Collateral Documents to the extent required hereby, until the next such anniversary, and reciting the details of such action, or (B) stating that, in the opinion of such counsel, no such action is necessary to maintain such Liens

     (c) If, at any time, the Collateral Documents do not create the Liens required by or otherwise do not comply with this Section 1202, the relevant Note Parties shall as soon as reasonably practicable and from time to time, at their own expense, (i) execute and deliver, and file and record with all applicable Governmental Authorities, such additional Collateral Documents, (ii) use their best efforts to obtain any approvals or consents or remove any restrictions or encumbrances and (iii) take such other steps, as in each case may be necessary such that all Collateral is at all times subject to the Liens required by and otherwise complies with this Section 1202.

     (d) If, at any time after the Delivery Date, Liens are required to be created on (i) assets acquired after the Delivery Date (including assets acquired in connection with an Asset Sale), (ii) assets that previously constituted Excluded Assets, (iii) assets or Capital Stock of a Person that was not previously a Subsidiary, or (iv) any other assets not previously subject to a Lien securing the Secured Obligations, the relevant Note Party shall take all necessary steps toward the creation of such Liens within 10 days after the acquisition of such assets or the date on which such assets first ceased to constitute Excluded Assets or such Person first constituted a Subsidiary, or the date on which such Liens are first required to exist hereunder, as applicable.

     (fe The Company will (and will cause each of its Subsidiaries to) execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as reasonably may be required from time to time in order (i)to carry out more effectively the purposes of the Collateral Documents, (ii)to subject to the Liens created by any of the Collateral Documents any of the properties, rights or interests required to be encumbered thereby, (iii)to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby and (iv)to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Trustee any of the rights granted or now or hereafter intended by the parties thereto to be granted to the Trustee or the Company under the Collateral Documents or under any other instrument executed in connection therewith.

     SECTION 1203. AMENDMENT TO THE COLLATERAL DOCUMENTS AND OTHER NOTE DOCUMENTS WITHOUT CONSENT OF HOLDERS.

     The Company and the Trustee may amend any Collateral Document, and the Company and the Trustee may amend any other Note Document (other than this Indenture and the Notes), without notice to or the consent of any Holder:

     (a) to evidence the succession of another Person to any Note Party, and the assumption by any such successor of the covenants of the Note Party in such Note Documents;

     (b) to add to the covenants, conditions and restrictions of any Note Party for the benefit of the Holders or to surrender any right or power conferred upon any Note Party in any such Note Document;

     (c) to cure any ambiguity, to correct or supplement any provision in any such Note Document that may be defective or inconsistent with any other provision therein, or to make any other provisions with respect to matters or questions arising under any such Note Document, which shall not be inconsistent with the provisions of this Indenture and the other Note Documents; provided that, in each case, such provisions shall not adversely affect the interests of the Holders;

     (d) to evidence, and provide for the acceptance of, the appointment of a successor Trustee;

     (e) to comply with any requirement of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act;

     (f) to comply with the Trust Indenture Act in connection with the Lien granted in any Collateral Document; or

     (g)  to make amendments required by Section 1202.

     SECTION 1204. AMENDMENT TO THE COLLATERAL DOCUMENTS AND OTHER NOTE DOCUMENTS WITH CONSENT OF HOLDERS.

     (a) Except as otherwise provided in Section 902 or in the other Note Documents, with the written consent of Holders of at least 66 2/3% in principal amount of the Notes Outstanding, by Act of the Holders delivered to the Trustee, any Note Party may enter into, when authorized by a Board Resolution, and the Trustee may enter into or consent to, any amendment of any Collateral Document or other Note Document (other than this Indenture and the Notes), without further notice to any Holder.

     (b)  It shall not be necessary for the Act of the Holders under this
Section 1204 to approve the particular form of any proposed amendment, but it shall be sufficient if such Act approves the substance thereof.

     Notwithstanding any provisions to the contrary in this Section 1204, prior to the execution of any such amendment, the Trustee shall be entitled to receive an Opinion of Counsel stating that the conditions precedent to the execution of such amendment have been complied with and that such an amendment is permitted under the terms of the applicable Note Documents.

     SECTION 1205.  RELEASE OF COLLATERAL UNDER CERTAIN CIRCUMSTANCES.

     (a) Notwithstanding the provisions of Section 1204 and Section 902, each Note Party may without any release or consent by the Trustee Agent or any Holder sell, lease, transfer, convey or otherwise dispose of any Collateral, and the Lien of the Collateral Documents shall be deemed released automatically upon such disposition without any action on the part of the Trustee, provided Section 1015 and any other applicable provisions of this Indenture and the relevant Collateral Documents are complied with.

     (b) All Liens under the Collateral Documents with respect to the assets of the relevant Subsidiary Guarantor shall be automatically released upon the release of any Subsidiary Guarantor from the Subsidiary Guarantee pursuant to
Section 1015(c) upon the receipt by the Trustee of a Board Resolution and an Officers' Certificate certifying that such release complies with this Section 1205, and without any release or consent by the Trustee or any Holder. The Trustee shall execute and deliver such confirmations of such releases as the Company may reasonably request.

     SECTION 1206. RELEASE AND SUBSTITUTION OF COLLATERAL -- TRUST INDENTURE ACT COMPLIANCE.

     At all times after qualification of this Indenture under the Trust Indenture Act:

     (a) To the extent applicable, the Obligors shall comply with Section 314 of the Trust Indenture Act relating to the release of property or securities from the Lien of any Collateral Document, except to the extent permitted by the Commission or "no action" advice from the staff thereof on terms not inconsistent with the provisions of this Indenture.

     (b) The release of any Collateral from the Lien of any Collateral Document or the subordination of any Lien of any Collateral Document shall not be deemed to impair such Lien or the Collateral under the Collateral Documents in contravention of the provisions of this Indenture or such Collateral Document if and to the extent the Collateral

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

or Lien is released or subordinated pursuant to, and in accordance with, this Indenture and such Collateral Document.

     SECTION 1207.  RELEASE UPON TERMINATION OF THE COMPANY'S OBLIGATIONS.

     (a) If (i) each Obligor delivers an Officers' Certificate certifying that all of its obligations under this Indenture have been indefeasibly satisfied and discharged by complying with the provisions of Article Four or Fourteen hereof or (ii)all Outstanding Notes issued under this Indenture shall have been surrendered to the Trustee for cancellation, the Trustee, subject to compliance by the Obligors with Section 1206, shall deliver to the Note Parties a certificate stating that the Trustee, on behalf of the Beneficiaries, disclaims and has given up any and all rights it has in or to the Collateral, and any rights it has under the Collateral Documents, and, upon and after the receipt by the Note Parties of such certificate, the Trustee shall no longer be deemed to hold the Lien in the Collateral for the benefit of the Beneficiaries.

     (b) Any release of Collateral made in compliance with this Section 1207 shall not be deemed to impair the Lien under the Collateral Documents or the Collateral thereunder in contravention of the provisions of this Indenture or the Collateral Documents.

     (c) Nothing in this Section 1207 shall impair the first priority Lien and trust created pursuant to Article Four or Fourteen in any funds or securities deposited with the Trustee pursuant to such Articles.

     SECTION 1208.  RELEASE.

     So long as the Outstanding Notes have not been declared to be immediately due and payable pursuant to Section 502, the Company shall be suffered and permitted to, except as otherwise expressly prohibited under this Indenture or the Collateral Documents, and to cause its Subsidiaries to, possess, use, manage, operate and enjoy the property subject to the Liens of the Collateral Documents and to collect, receive, use, invest and spend the rents, issues, tolls, profits, revenues, income, products and proceeds from the Collateral freely and without let or hindrance on the part of the Trustee or of the Holders and to deal with, exercise any and all rights under, receive and enforce performance under, and adjust and settle all matters relating to performance of, choses in action, leases and contracts.

     In addition, the Company shall have the right, from time to time if the Outstanding Notes have not been declared to be immediately due and payable pursuant to Section 502, without any application to or release from or consent by the Trustee to, and to cause its Subsidiaries to sell or otherwise dispose of, free from the Liens of the Indenture and Collateral Documents, any assets of the Company or its Subsidiaries subject to the Liens of the Collateral Documents.

     The Trustee shall, from time to time, upon application by the Company execute a written instrument (including a disclaimer, release or quitclaim) to confirm any release under this Section 1208, upon receipt by the Trustee of, where the particular release requires an action of the Board of Directors under Applicable Law, a Board Resolution requesting the same and expressing any required judgments, and an Officers' Certificate describing in reasonable detail the property affected thereby.

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

                               ARTICLE THIRTEEN
                                   GUARANTY

     SECTION 1301.  SUBSIDIARY GUARANTEE.

     The Subsidiary Guarantors unconditionally and jointly and severally guaranty and promise to pay to each Beneficiary, on demand made at any time while an Event of Default exists, in lawful money of the United States of America, any and all Obligations of the Company from time to time owed to the Beneficiaries. The term "OBLIGATIONS" means any and all present and future obligations and liabilities of the Company of every type and description to the Beneficiaries under the Note Documents, whether for principal, premium (if any), interest, expenses, indemnities or other amounts, in each case whether due or not due, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable. All Obligations shall be conclusively presumed to have been created in reliance on the Subsidiary Guarantee. The Subsidiary Guarantee is a continuing guarantee of the Obligations and, except as otherwise provided in Section 1015(c), may not be revoked and shall not otherwise terminate unless and until any and all Obligations have been indefeasibly paid and performed in full.

     SECTION 1302.  NATURE OF SUBSIDIARY GUARANTEE.

     The liability of each Subsidiary Guarantor under the Subsidiary Guarantee is independent of and not in consideration of or contingent upon the liability of the Company or any other Obligor and a separate action or actions may be brought and prosecuted against any Subsidiary Guarantor, whether or not any action is brought or prosecuted against the Company or any other Obligor or whether the Company or any other Obligor is joined in any such action or actions. The Subsidiary Guarantee given by each Subsidiary Guarantor shall be construed as a continuing, absolute and unconditional guaranty of payment (and not merely of collection) without regard to:

     (a) the legality, validity or enforceability of the Notes, this Indenture or any other Note Document, any of the Obligations, any Lien or Collateral or the Subsidiary Guarantee given by any other Subsidiary Guarantor;

     (b) any defense (other than payment), set-off or counterclaim that may at any time be available to the Company or any other Obligor against, and any right of setoff at any time held by, any Beneficiary; or

     (c) any other circumstance whatsoever (with or without notice to or knowledge of any Subsidiary Guarantor or any other Obligor), whether or not similar to any of the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge of the Company or any other Obligor, in bankruptcy or in any other instance.

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

     Any payment by any Obligor or other circumstance that operates to toll any statute of limitations applicable to such Obligor shall also operate to toll the statute of limitations applicable to each Subsidiary Guarantor.

     SECTION 1303.  AUTHORIZATION.

     Each Subsidiary Guarantor authorizes each Beneficiary, without notice to or further assent by such Subsidiary Guarantor, and without affecting any Subsidiary Guarantor's liability hereunder (regardless of whether any subrogation or similar right that such Subsidiary Guarantor may have or any other right or remedy of such Subsidiary Guarantor is extinguished or impaired), from time to time to do any or all of the following:

     (a) permit the Company to increase or create Obligations, or terminate, release, compromise, subordinate, extend, accelerate or otherwise change the amount or time, manner or place of payment of, or rescind any demand for payment or acceleration of, the Obligations or any part thereof, consent or enter into supplemental indentures or otherwise amend the terms and conditions of the Note Documents or any provision thereof;

     (b) take and hold Collateral from the Company or any other Person, perfect or refrain from perfecting a Lien on such Collateral, and exchange, enforce, subordinate, release (whether intentionally or unintentionally), or take or fail to take any other action in respect of, any such Collateral or Lien or any part thereof;

     (c) exercise in such manner and order as it elects in its sole discretion, fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of such Beneficiary against the Company or any other Obligor in respect of any Obligations or any Collateral;

     (d) release, add or settle with any Obligor in respect of the Subsidiary Guarantee or the Obligations;

     (e) accept partial payments on the Obligations and apply any and all payments or recoveries from such Obligor or Collateral to such of the Obligations as any Beneficiary may elect in its sole discretion, whether or not such Obligations are secured or Guaranteed;

     (f) refund at any time, at such Beneficiary's sole discretion, any payments or recoveries received by such Beneficiary in respect of any Obligations or Collateral; and

     (g) otherwise deal with the Company, any other Obligor and any Collateral as such Beneficiary may elect in its sole discretion.

     SECTION 1304.  CERTAIN WAIVERS.

     Each Subsidiary Guarantor waives to the extent permitted by Applicable Law:

     (a) the right to require the Beneficiaries to proceed against the Company or any other Obligor, to proceed against or exhaust any Collateral or to pursue any other remedy in any Beneficiary's power whatsoever and the right to have the property of the Company or any other Obligor first applied to the discharge of the Obligations;

     (b) all rights and benefits under Applicable Law purporting to reduce a guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in other respects more burdensome than that of the principal;

     (c) the benefit of any statute of limitations affecting the Obligations or any Subsidiary Guarantor's liability hereunder;

     (d) any requirement of marshaling or any other principle of election of remedies;

     (e) any right to assert against any Beneficiary any defense (legal or equitable), set-off, counterclaim and other right that any Subsidiary Guarantor may now or any time hereafter have against the Company or any other Obligor;

     (f) presentment, demand for payment or performance (including diligence in making demands hereunder), notice of dishonor or nonperformance, protest, acceptance and notice of acceptance of this Subsidiary Guarantee, and, except to the extent expressly required by the Note Documents, all other notices of any kind, including (i)notice of any action taken or omitted by the Beneficiaries in reliance hereon, (ii)notice of any default by the Company or any other Obligor, (iii)notice that any portion of the Obligations is due, (iv)notice of any action against the Company or any other Obligor, or any enforcement of other action with respect to any Collateral, or the assertion of any right of any Beneficiary hereunder; and

     (g) all defenses that at any time may be available to any Subsidiary Guarantor by virtue of any valuation, stay, moratorium or other law now or hereafter in effect

     SECTION 1305.  NO SUBROGATION; CERTAIN AGREEMENTS.

     (A) EACH SUBSIDIARY GUARANTOR WAIVES ANY AND ALL RIGHTS OF SUBROGATION, INDEMNITY OR REIMBURSEMENT, AND ANY AND ALL BENEFITS OF AND RIGHTS TO ENFORCE ANY POWER, RIGHT OR REMEDY THAT ANY BENEFICIARY MAY NOW OR HEREAFTER HAVE IN RESPECT OF THE OBLIGATIONS AGAINST THE COMPANY OR ANY OTHER OBLIGOR (OTHER THAN RIGHTS OF CONTRIBUTION FROM OTHER SUBSIDIARY GUARANTORS), ANY AND ALL BENEFITS OF AND RIGHTS TO PARTICIPATE IN ANY COLLATERAL, WHETHER REAL OR PERSONAL PROPERTY, NOW OR HEREAFTER HELD BY ANY BENEFICIARY, AND ANY AND ALL OTHER RIGHTS AND CLAIMS (AS DEFINED IN THE BANKRUPTCY CODE) ANY SUBSIDIARY GUARANTOR MAY HAVE AGAINST THE COMPANY, UNDER APPLICABLE LAW OR OTHERWISE, AT LAW OR IN EQUITY, BY REASON OF ANY PAYMENT UNDER THE SUBSIDIARY GUARANTEE, UNLESS AND UNTIL THE OBLIGATIONS SHALL HAVE BEEN PAID IN FULL.

     (b) Each Subsidiary Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of each other Obligor and of all other circumstances bearing upon the risk of nonpayment of the Obligations or the Subsidiary Guarantee of any other Subsidiary Guarantor that diligent inquiry would reveal, and agrees that the Beneficiaries shall have no duty to advise any Subsidiary Guarantor of information regarding such condition or any such circumstances.

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

     SECTION 1306.  BANKRUPTCY NO DISCHARGE.

     (a) Without limiting Section 1302, the Subsidiary Guarantee shall not be discharged or otherwise affected by any bankruptcy, reorganization or similar proceeding commenced by or against the Company or any other Obligor, including
(i) any discharge of, or bar or stay against collecting, all or any part of the Obligations in or as a result of any such proceeding, whether or not assented to by any Beneficiary, (ii) any disallowance of all or any portion of any Beneficiary's claim for repayment of the Obligations, (iii) any use of cash or other collateral in any such proceeding, (iv) any agreement or stipulation as to adequate protection in any such proceeding, (v) any failure by any Beneficiary to file or enforce a claim against the Company or any other Obligor or its estate in any bankruptcy or reorganization case, (vi) any amendment, modification, stay or cure of any Beneficiary's rights that may occur in any such proceeding, (vii) any election by any Beneficiary under Section 1112(b)(2) of the Bankruptcy Code, or (viii) any borrowing or grant of a Lien under
Section 364 of the Bankruptcy Code. Each Subsidiary Guarantor understands and acknowledges that by virtue of this Subsidiary Guarantee, it has specifically assumed any and all risks of any such proceeding with respect to the Company and each other Obligor.

     (b) Notwithstanding anything in this Article Thirteen to the contrary, any Event of Default under Section 501(f) of this Indenture shall render all Obligations automatically due and payable for purposes of the Subsidiary Guarantee, without demand on the part of the Trustee or any Holder.

     (c) Notwithstanding anything to the contrary herein contained, the Subsidiary Guarantee (and any Lien on the Collateral securing the Subsidiary Guarantee or the Obligations) shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Beneficiary in connection with any bankruptcy, reorganization or similar proceeding involving the Company, any other Obligor or otherwise, if the proceeds of any Collateral are required to be returned by such Beneficiary under any such circumstances, or if any Beneficiary elects to return any such payment or proceeds or any part thereof in its sole discretion, all as though such payment had not been made or such proceeds not been received.

     SECTION 1307.  SEVERABILITY OF VOID OBLIGATIONS UNDER SUBSIDIARY
GUARANTEE.

     The obligations of any Subsidiary Guarantor hereunder shall be limited to the maximum amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law.

     SECTION 1308.  ADDITIONAL SUBSIDIARY GUARANTORS.

     Each Subsidiary that executes and delivers to the Trustee from time to time an Addendum to Subsidiary Guarantee after the Issue Date shall be a Subsidiary Guarantor as if such Subsidiary had been a signatory to this Indenture, and no such Addendum to Subsidiary Guarantee must be executed and delivered by any other Obligors. Each Obligor hereby consents to any such Addendum, whether or not it receives notice thereof. Except as otherwise provided by Section 1015, each Wholly Owned Subsidiary shall be Subsidiary

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

Guarantors at all times (except such Wholly-Owned Subsidiaries of the Company on the Issue Date not included on Schedule I).

     SECTION 1309.  SUBORDINATION.

     The obligations of each Subsidiary Guarantor under the Subsidiary Guarantee are subordinate to the obligations of such Subsidiary Guarantor under any Guarantee of the Senior Indebtedness of the Company to the extent and in the manner that the Indebtedness evidenced by the Notes is subordinate to the obligations of the Company under the Senior Indebtedness of the Company under Article Fifteen. By acceptance of this Subsidiary Guarantee, the Holders agree to be bound by the foregoing provisions.

                               ARTICLE FOURTEEN
                   LEGAL DEFEASANCE AND COVENANT DEFEASANCE

     SECTION 1401.  OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

     The Company may at its option at any time elect to have Section 1402 or
Section 1403 applied to all outstanding Notes upon compliance with the conditions set forth below in this Article Fourteen.

     SECTION 1402.  LEGAL DEFEASANCE AND DISCHARGE.

     Upon the Company's exercise under Section 1401 of the option applicable to this Section 1402, the Company and the Subsidiary Guarantors shall be discharged from their obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, and this Indenture shall cease to be of further effect as to all outstanding Notes and the Subsidiary Guarantee except as to rights of Holders to receive payments which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive solely from the trust fund described in Section 1404, and as more fully set forth in such section, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due, (b) the Company's and the Subsidiary Guarantors' obligations with respect to such Notes under Sections 304, 305, 802 and 1003, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's and the Subsidiary Guarantors' in obligations in connection therewith and (d) this Article Fourteen. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section 1402 notwithstanding the prior exercise of its option under Section 1403 with respect to the Notes.


     SECTION 1403.  COVENANT DEFEASANCE.

     Upon the Company's exercise under Section 1401 of the option applicable to this Section 1403, the Company and the Subsidiary Guarantors shall be released from their obligations under the covenants contained in Articles Eight and Ten (except Sections 1001,

1002, 1004 and 1006) with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter "COVENANT DEFEASANCE"), and the Notes shall thereafter be deemed not Outstanding for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Notes, the Company and the Subsidiary Guarantors need not comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, but, except as specified above, the remainder of this Indenture (including the Subsidiary Guarantee) and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under Section 1401 of the option applicable to this Section 1403, the events specified in clause (c) (to the extent they relate to any of the covenants from which the Company and the Subsidiary Guarantors are being released pursuant to this Section 1403) and clauses (d) through (h) of Section 501 shall not constitute Events of Default.

  SECTION 1404.  CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

     The following shall be the conditions to the application of either Section 1402 or Section 1403 to the Outstanding Notes:

     (a) the Company shall irrevocably deposit or cause to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608) who shall agree to comply with the provisions of this Article Fourteen applicable to
it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (a) US Dollars in an amount, or (b) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, US Dollars in an amount, or (c) a combination thereof, in such amounts, as in each case will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of, premium, if any, and interest on the outstanding Notes on the stated date for payment thereof or on the redemption date, as the case may be, of such principal or installment of principal, premium, if any, or interest on such Notes, and the Trustee on behalf of the Holders must have a valid, perfected, exclusive security interest in such trust; provided, however, that the Trustee shall have been irrevocably instructed to apply such US Dollars and the proceeds of such U.S. Government Obligations to such payments with respect to the Notes. For purposes of this Article Fourteen, "U.S. GOVERNMENT OBLIGATIONS" means direct non-callable of, or non-callable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

     (b) in the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such Legal Defeasance and will be subject to Federal income tax in the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

     (c) in the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee confirming that the Holders of the Outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax in the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

     (d) no Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as
Section 501(f) is concerned, at any time in the period ending on the ninety-first (91st) day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

     (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

     (f) the Company and the Subsidiary Guarantors shall have delivered to the Trustee Officers' Certificates stating that the deposit made by the Company pursuant to its election under Section 1402 or 1403 was not made with the intent of preferring the Holders of such Notes over any other creditors of the Company or such Subsidiary Guarantors or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or such Subsidiary Guarantors or others; and

     (g) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in the United States, each stating that all conditions precedent provided for relating to either the Legal Defeasance under Section 1402 or the Covenant Defeasance under Section 1403 (as the case may be) have been complied with as contemplated by this Section 1404.

     SECTION 1405. DEPOSITED US DOLLARS AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

     Subject to Section 1406, all US Dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the "TRUSTEE") pursuant to Section 1404 in respect of the outstanding Notes shall be held in trust (and subject to a first priority Lien in favor of the Trustee on behalf of the Holders) and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law. Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any U.S. Dollars or U.S. Government Obligations held by it as provided in Section 1404 that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereto delivered to the Trustee (which may be the opinion delivered under Section 1404(a)), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

     SECTION 1406.  REPAYMENT TO THE COMPANY.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable, shall be paid to the Company on its request, and the Holder of such Note shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the issuers.

     SECTION 1407.  REINSTATEMENT.

     If the Trustee or Paying Agent is unable to apply any U.S. Dollars or U.S. Government Obligations in accordance with Section 1402 or 1403, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Subsidiary Guarantors' obligations under this Indenture (including the Subsidiary Guarantee) and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 1402 or 1403 until such time as the Trustee or Paying Agent is permitted to apply such money in accordance with Section 1402 and 1403, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the cash held by the Trustee or Paying Agent.

     SECTION 1408.  TERMINATION OF OBLIGATIONS UPON CANCELLATION OF THE NOTES.

     In addition to the Company's rights under Sections 1402 and 1403, the Company and the Subsidiary Guarantors may terminate all of their obligations under this Indenture (subject to Section 1407) when:

     (a) either (i) all such Outstanding Notes theretofore authenticated and delivered (other than Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 305) have been delivered to the Trustee for cancellation, or (ii) all such Notes not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest to the Stated Maturity of the Notes;

     (b)  the Company has paid all sums payable hereunder; and

     (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with, and that such satisfaction and discharge will not result in a breach or violation of, or constitute a Default under, this Indenture or any other instrument to which the Company, any Subsidiary Guarantor or any of their Subsidiaries is a party or by which it or their property is bound.

                                ARTICLE FIFTEEN
                                 SUBORDINATION

     SECTION 1501.  AGREEMENT TO SUBORDINATE.

     The Company agrees, and each Holder by accepting a Note agrees, that the Indebtedness evidenced by the Notes is subordinated in right of payment, to the extent and in the manner provided in this Article Fifteen, to the prior payment in full of all Senior Indebtedness and that the subordination is for the benefit of and enforceable by the holders of Senior Indebtedness. The Notes shall in all respects rank pari passu with all other Indebtedness of the Company, other than Subordinated Indebtedness, and only Indebtedness of the Company which is Senior Indebtedness shall rank senior to the Notes in accordance with the provisions set forth herein. All provisions of this Article Fifteen shall be subject to
Section 1512.

     SECTION 1502.  LIQUIDATION, DISSOLUTION, BANKRUPTCY.

     Upon any payment or distribution of the assets of the Company to creditors upon a total or partial liquidation or a total or partial dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its respective property:

     (a) holders of Senior Indebtedness shall be entitled to receive payment in full of the Senior Indebtedness before Holders shall be entitled to receive any payment of principal of or interest on the Notes; and

     (b) until the Senior Indebtedness is paid in full, any payment or distribution to which Holders would be entitled but for this Article Fifteen shall be made to holders of Senior Indebtedness as their interests may appear.

     SECTION 1503.  DEFAULT ON SENIOR INDEBTEDNESS.

     The Company may not pay the principal of, premium (if any) or interest (other than a payment in Secondary Notes) on the Notes or make any deposit pursuant to Section 401 or Section 1404 and may not repurchase, redeem or otherwise retire any Notes (collectively, "pay the Notes") if (i) any Senior Indebtedness is not paid when due or (ii) any other default on Senior Indebtedness occurs and the maturity of such Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Senior Indebtedness has been paid in full; provided, however, that the Company may pay the Notes without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from the Representative of the Senior Indebtedness with respect to which either of the events in clause (i) or (ii) of this sentence has occurred and is continuing. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Senior Indebtedness pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company may not pay the Notes (other than a payment in Secondary Notes) for a period (a "PAYMENT BLOCKAGE PERIOD") commencing upon the receipt by the Company and the Trustee of written notice (a "BLOCKAGE NOTICE") of such default from the Representative of such Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee (with a copy to the Company) from the Person or Persons who gave such Blockage Notice, (ii) by repayment in full of such Senior Indebtedness or (iii) because the default giving rise to such Blockage Notice is no longer continuing). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section), unless the holders of such Senior Indebtedness or the Representative of such holders shall have accelerated the maturity of such Senior Indebtedness, the Company may resume payments on the Notes after such Payment Blockage Period. Not more than one Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Senior Indebtedness during such period; provided, however, that in no event may the total number of days during which any Payment Blockage Period or Periods is in effect exceed 179 days in the aggregate during any 360 consecutive day period.

     SECTION 1504.  ACCELERATION OF PAYMENT OF NOTES.

     If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify the holders of the Senior Indebtedness (or their Representative) of the acceleration. If any Senior Indebtedness is outstanding, the Company may not pay the Notes until five Business Days after such holders or the Representative of the Senior Indebtedness receive notice of such acceleration and, thereafter, may pay the Notes only if this Article Fifteen otherwise permits payment at that time.

     SECTION 1505.  WHEN DISTRIBUTION MUST BE PAID OVER.

     If a distribution is made to Holders that because of this Article Fifteen should not have been made to them, the Holders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

     SECTION 1506.  SUBROGATION.

     After all Senior Indebtedness is paid in full and until the Notes are paid in full, Holders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness. A distribution made under this Article Fifteen to holders of Senior Indebtedness which otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on Senior Indebtedness.

     SECTION 1507.  RELATIVE RIGHTS.

     This Article Fifteen defines the relative rights of Holders and holders of Senior Indebtedness. Nothing in this Indenture shall:

     (a) impair, as between the Company and Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms, or

     (b) prevent the Trustee or any Holder from exercising its available remedies upon an Event of Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Holders.

     SECTION 1508.  SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.

     No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or its failure to comply with this Indenture.

     SECTION 1509.  RIGHTS OF TRUSTEE AND PAYING AGENT.

     Notwithstanding Section 1503, the Trustee or Paying Agent may continue to make payments on the Notes and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments and shall be entitled to assume conclusively that no such facts exist unless, not less than two Business Days prior to the date of such payment, the Trustee receives an Officers' Certificate to the effect that payment may not be made under this Article Fifteen or notice in writing to that effect signed by or on behalf of the Company, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Senior Indebtedness (who in the case of a Representative or holder of Senior Indebtedness shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such Representative or holder); provided, however, that, if an issue of Senior Indebtedness has a Representative, only the Representative may give the notice. The Company shall give prompt written notice to the Trustee of any facts which would prohibit any payment of monies to or by the Trustee, and the Trustee shall not be charged with knowledge of the curing of any default or the elimination of any other fact or condition preventing such payment or distribution unless and until the Trustee shall have actual knowledge thereof or shall have received an Officers' Certificate or written notice to that effect.

     SECTION 1510.  DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

     Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative (if any).

     SECTION 1511. ARTICLE FIFTEEN NOT TO PREVENT EVENTS OF DEFAULT OR LIMIT RIGHT TO ACCELERATE.

     The failure to make a payment pursuant to the Notes by reason of any provision in this Article Fifteen shall not be construed as preventing the occurrence of an Event of Default. Nothing in this Article Fifteen shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of the Notes.

     SECTION 1512.  TRUST MONEYS NOT SUBORDINATED.

     Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article Four or Article Fourteen by the Trustee for the payment of principal of and interest on the Notes shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article Fifteen, and none of the Holders shall be obligated to pay over any such amount to the Company or any other creditor of the Company.

     SECTION 1513.  TRUSTEE ENTITLED TO RELY.

     Upon any payment or distribution pursuant to this Article Fifteen, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 1502 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders or (iii) upon the Representatives for the holders of Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fifteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article Fifteen, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 601 and 603 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article Fifteen.

     SECTION 1514.  TRUSTEE TO EFFECTUATE SUBORDINATION.

     Each Holder by accepting a Note authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders and the holders of Senior Indebtedness as provided in this Article Fifteen and appoints the Trustee as attorney-in-fact for any and all such purposes.

     SECTION 1515.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Fifteen or otherwise.

     SECTION 1516. RELIANCE BY HOLDERS OF SENIOR INDEBTEDNESS ON SUBORDINATION PROVISIONS.

     Each Holder by accepting a Note acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Notes, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

     SECTION 1517.  TRUSTEE'S COMPENSATION NOT PREJUDICED.

     Nothing in this Article shall apply to amounts due to the Trustee pursuant to other sections of this Indenture.

                                ARTICLE SIXTEEN
                                 MISCELLANEOUS

     SECTION 1601.  NO RECOURSE AGAINST OTHERS.

     A director, officer, employee, stockholder or incorporator, as such, of any Note Party shall not have any liability for any obligations of such Note Party under the Notes, this Indenture or the other Note Documents or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability.

                               .*   *   *   *   *

          This Indenture may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                  USTRAILS INC., a Nevada corporation

                                  By:        /s/ William J. Shaw
                                      ----------------------------------
                                  Name:      William J. Shaw
                                        --------------------------------
                                  Title:     President
                                        --------------------------------

                                  FLEET NATIONAL BANK

                                  By:        /s/ Phillip G. Kane
                                      ----------------------------------
                                  Name:      Phillip G. Kane
                                       ---------------------------------
                                  Title:     Vice President
                                        --------------------------------

                                  THOUSAND TRAILS (CANADA) INC.,
                                  a British Columbia corporation

                                  By:        /s/ William J. Shaw
                                       ---------------------------------
                                  Name:
                                             William J. Shaw
                                       ------------------------------------
                                  Title:     President
                                        ------------------------------------

                                  TT OFFSHORE, LTD., a Virginia corporation


                                  By:        /s/ William J. Shaw
                                        ------------------------------------
                                  Name:      William J. Shaw
                                        ------------------------------------
                                  Title:     President
                                        ------------------------------------

                                   NATIONAL AMERICAN CORPORATION,
                                   a Nevada Corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   LML RESORT CORPORATION,
                                   an Alabama corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   RESORT LAND CORPORATION,
                                   an Arkansas corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   LAKE TANSI VILLAGE, INC.,
                                   a Delaware corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   SHOREWOOD CORPORATION,
                                   a Georgia corporation

                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   TANSI RESORT, INC.,
                                   a Georgia corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   INDIAN LAKES WILDERNESS PRESERVE
                                   CORPORATION, an Indiana corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          --------------------------------------

                                   DIXIE RESORT CORPORATION,
                                   a Mississippi corporation

                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   RECREATION PROPERTIES, INC.,
                                   a Mississippi corporation

                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   THE VILLAS OF HICKORY HILLS, INC.,
                                   a Mississippi corporation

                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   CARRIAGE MANOR CORPORATION,
                                   a North Carolina corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   LAKE ROYALE CORPORATION,
                                   a North Carolina corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   GL LAND DEVELOPMENT INC.,
                                   an Oklahoma corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   BEECH MOUNTAIN LAKES CORPORATION,
                                   a Pennsylvania corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   QUAIL HOLLOW VILLAGE, INC.,
                                   a Pennsylvania corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   RECREATION LAND CORPORATION,
                                   a Pennsylvania corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   WOLF RUN MANOR CORP.,
                                   a Pennsylvania corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   CAROLINA LANDING CORPORATION,
                                   a South Carolina corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   FOXWOOD CORPORATION,
                                   a South Carolina corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   THE KINSTON CORPORATION,
                                   a South Carolina corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   CHEROKEE LANDING CORPORATION,
                                   a Tennessee corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   CHIEF CREEK CORPORATION,
                                   a Tennessee corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   NATCHEZ TRACE WILDERNESS
                                   PRESERVE CORPORATION,
                                   a Tennessee corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   QUAIL HOLLOW PLANTATION CORPORATION,
                                   a Tennessee corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   WESTERN FUN CORPORATION,
                                   a Texas corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   WESTWIND MANOR CORPORATION,
                                   a Texas corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                                   UST WILDERNESS MANAGEMENT
                                   CORPORATION, a Nevada corporation


                                   By:       /s/ William J. Shaw
                                       ---------------------------------------
                                   Name:     William J. Shaw
                                         -------------------------------------
                                   Title:    President
                                          ------------------------------------

                               SCHEDULES OMITTED

                                                                       EXHIBIT A

                 FORM OF SENIOR SUBORDINATED PAY-IN-KIND NOTES

                                [Face of Note]

              SENIOR SUBORDINATED PAY-IN-KIND NOTES DUE 2003 OF
                                 USTRAILS INC.

                      $_______ PRINCIPAL AMOUNT OF NOTES

No. __

THIS CERTIFIES THAT ___________________________________________ (the "Holder")
is the owner of Notes in the aggregate principal amount specified above.

     This Note Certificate represents the foregoing principal amount of Senior Subordinated Pay-In-Kind Notes due 2003 (the "Notes") of USTrails Inc., a Nevada corporation (including any successor under the Indenture hereinafter referred to, the "Company").

     The Company, as obligor, promises to pay to _____________________ or registered assigns, the principal sum of $____________ on July 15, 2003.

Interest Payment Dates:  July 15 and January 15 (each an "Interest Payment
Date").

Record Dates: July 1 and January 1 (whether or not a Business Day)(each a "Regular Record Date").

The Notes were issued with original issue discount for Federal income tax purposes. Information regarding the issue price of the Notes, total amount of original issue discount on the Notes, the issue date of the Notes, and the yield to maturity of the Notes can be obtained at the address of the Company specified on the reverse hereof.

                     SEE REVERSE FOR TRANSFER RESTRICTIONS

                             [Back of Certificate]

Senior Subordinated Pay-in-Kind Note Due 2003

     THESE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THESE NOTES BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENT OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

     1. Interest. USTrails Inc., a Nevada corporation (the "Company"), promises to pay interest on the principal amount of the Notes represented by this Note Certificate (i) through and including January 15, 1998 (the "Initial Period") at 17-1/2% per annum and (ii) after January 15, 1998 at 12% per annum. The Company shall pay interest (i) during the Initial Period (A) in the amount of $40.59 per $1,000 principal amount on the Issue Date (the "Prepaid Interest") to holders of record on the Issue Date and (B) at 12% per annum semiannually on each Interest Payment Date to the holders of record (each a "Holder") of Outstanding Notes on the immediately preceding Regular Record Date and (ii) after the Initial Period, semiannually on each Interest Payment Date to the Holders of the Outstanding Notes on the immediately preceding Regular Record Date. The Prepaid Interest shall be paid in cash and the holder of record on the Issue Date by its acceptance of these Notes acknowledges receipt in full of such Prepaid Interest. The Company may, in its sole discretion, issue additional Notes ("Secondary Notes") in lieu of cash payment of any or all of the interest due on any Interest Payment Date occurring on or prior to July 15, 2000 provided, on or prior to July 15, 2000, so long as the Senior Indebtedness is outstanding interest shall be paid only by the issuance of Secondary Notes. If the Company issues Secondary Notes in lieu of cash payment, in whole or in part, of interest due on any Interest Payment Date occurring on or prior to July 15, 2000 pursuant to this paragraph, it shall give notice to the Trustee not less than 5 Business Days prior to the relevant Interest Payment Date, and shall instruct the Trustee upon Order of the Company given not less than 5 or more than 45 days prior to such Interest Payment Date) to authenticate Secondary Notes, dated such Interest Payment Date, in a principal amount equal to the amount of interest not paid in cash in respect of this note on such Interest Payment Date. Each issuance of Secondary Notes in lieu of cash payments of interest on the Notes shall be made pro rata with respect to the outstanding Notes. Any such Secondary Notes shall be subject to the same terms (including maturity date and rate of interest from time to time payable thereon) as this Note except, as the case may be, with respect to the title, issuance date and aggregate principal amount. The term Notes shall include Secondary Notes that may be issued under the Indenture. Interest on the Notes represented by this Note Certificate will accrue from the most recent date to which interest has been paid or, if no Interest has been paid on such Notes, from the first date on which the Notes represented by this Note Certificate was originally issued. Interest will be computed on the basis of a 360-day year of twelve 30-day months. To the extent lawful, the Company shall pay interest on overdue installments of interest at the rate of 14% per annum.

     2. Additional Interest. If a Registration Default has occurred and is continuing, the Notes represented by this Note Certificate will bear Additional Interest, at the rate of $0.10 per week higher than the interest rate then payable on the Notes per $1,000 principal amount of Notes, from the date such Registration Default occurs (the "Commencement Date") to and through the date such Registration Default no longer exists. Installments of Additional Interest will become due and payable semiannually on the next occurring Interest Payment Date to the Holders at the close of business on the Regular Record Date immediately preceding such Interest Payment Date. All references in this Note Certificate to "interest" include the amount of unpaid Additional Interest due and payable. At no time shall the maximum aggregate interest rate borne by this Note exceed the maximum amount permitted under Applicable Law.

     3. Method of Payment. The Company shall pay interest on the Notes (except Defaulted Interest) to Holders of Notes at the close of business on the Regular Record Date for the Interest Payment Date even if Notes are canceled after the Regular Record Date and on or before the Interest Payment Date. If the Company and a Holder shall so agree, Holders shall not be required to surrender the Notes to collect principal payments and premium payments, if any. The Company shall pay principal, premium if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (or, pursuant to paragraph 2 hereof, in Secondary Notes).

     The payment of the Notes to Holders is guaranteed pursuant to the Subsidiary Guarantee by the Subsidiary Guarantors.

     4. Paying Agent and Registrar. Fleet National Bank, a national banking association (the "Trustee"), will act as Paying Agent and Registrar.

     5. Indenture. The Company issued the Notes under an Indenture dated as of July 17, 1996 ("Indenture") by and among the Company, each Subsidiary of the Company set forth on Schedule I to the Indenture, as Subsidiary Guarantors, and the Trustee. The terms of the Notes include those stated in the Indenture and those terms made a part thereof by reference to the Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture (the "Trust Indenture Act"). The Notes are subject to, and qualified by, all such terms, certain of which are summarized herein, and Holders are referred to the Indenture and the Act for a statement of such terms. Capitalized terms not defined herein have the meaning given to them in the Indenture.

     6. Optional Redemption. The Company may redeem all or a portion of the Notes at any time after the Issue Date at 100% of principal amount, plus accrued and unpaid interest.

     7. Redemption and Repurchase in Part. If less than all of the Outstanding Notes are to be redeemed or repurchased, the particular Notes or portions thereof to be redeemed shall be determined on a pro rata basis, by lot or by any other method determined by the Trustee to be fair and appropriate, subject to compliance with the requirements of any national securities exchange on which the Notes are then listed.

     8. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at such Holder's registered address. On and after the redemption date, interest shall cease to accrue on the Notes or portions thereof called for redemption.

     If this Note is redeemed subsequent to a Regular Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any interest will be paid to the Person in whose name this
Note is registered at the close of business on such Regular Record Date.

     9. Asset Sale. Subject to certain exceptions, the Company must repurchase Notes in a principal amount equal to the maximum principal amount of Notes that may be purchased out of that portion of Net Cash Proceeds of any Asset Sale that is not applied to Senior Indebtedness or reinvested in a Related Business within 180 days of such Asset Sale. Such repurchase may be made in any manner selected by the Company, including, without limitation, open market purchases, privately negotiated transactions, redemption or an Asset Sale Purchase Offer.

     10. Change of Control Purchase Offer. If a Change of Control has occurred, each Holder of the Notes will have the right, at such Holder's option, subject to the terms and conditions of the Indenture, to require the Company to repurchase all or any part of such Holder's Notes. Such offer must be commenced within 45 Business Days after the Company repays, or offers to repay, in full the Senior Indebtedness or obtains the consent of the holders of the Senior Indebtedness to permit repurchase of the Notes, at a cash price equal to 101% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest to the purchase date.

     11. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 (provided that Secondary Notes or Notes issued upon registration of transfer of such Secondary Notes may be in denominations of other than $1,000). The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. As a condition to transfer, the Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption in whole or in part, or with respect to which a Purchase Notice has been given. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before the mailing of a notice of redemption or offer to repurchase with respect to such Notes.

     12. Persons Deemed Owners. The registered holder of a Note may be treated as its owner for the purpose of receiving payment and, subject to the exception set forth under the caption "Method of Payment" above, interest (including Additional Interest) and for all other purposes.

     13. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Notes may be amended with the consent of the Holders of at least 66-2/3% in principal amount of the Outstanding Notes, and any existing default may be waived with the consent of the Holders of a majority in principal amount of the Outstanding Notes. Without the consent of any Holder, the Indenture or the Notes may be amended: to provide for assumption of any Obligor's obligations to Holders by another Person; to add to the covenants of the Obligors for the benefit of the Holders or to surrender any right or power conferred upon any Obligor; to cure any ambiguity, defect or inconsistency; to appoint a successor Trustee; to add a Subsidiary Guarantor and to release a Subsidiary Guarantor under certain circumstances; to release collateral security under certain circumstances; or to comply with any requirement to effect the qualification of the Indenture under the Trust Indenture Act or any registration or qualification of the Notes under securities laws.

     14. Defaults and Remedies. If an Event of Default as set forth in the Indenture occurs and is continuing, the Trustee or the Holders of at least 30% in principal amount of the Outstanding Notes may declare the principal of all the Notes to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all Outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, or premium (if any) or interest or in the payment of any Purchase Price) if it determines that withholding notice is in their interests. The Company must furnish quarterly and annual compliance certificates to the Trustee.

     15. Trustee Dealings with the Company. The Indenture contains certain limitations on the rights of the Trustee, should it become a creditor of the Company, to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The Trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days or resign.

     16. No Recourse Against Others. A director, officer, employee, stockholder or incorporator, as such, of any Note Party shall not have any liability for any obligations of such Note Party under the Notes, the Indenture or other Note Documents or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the Notes.

     17. Authentication. This Note shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee.

     18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

     19. Collateral Documents and Collateral. During the period that any Senior Indebtedness is outstanding, whether in existence on the date hereof or later incurred, and until the Delivery Date the obligations represented by this Note are general unsecured obligations of the Company. Substantially contemporaneously with the discharge in full of the Company's obligations in respect of the Senior Indebtedness, the Company will grant the liens contemplated by and the Trustee will enter into or accept the Collateral Documents listed on Schedule 1201 to the Indenture and accept delivery of the Collateral specified therein. By acceptance of its Notes, each Holder agrees to the substance of all terms and provisions of such Collateral Documents and all other Note Documents from time to time entered into pursuant to (and as amended from time to time pursuant to) the provisions of the Indenture and the other Note Documents. As among Holders, the Collateral shall be held for the equal and ratable benefit of the Holders without preference, priority or distinction of any Holder over any other Holder by reason of differences in time of issuance of the Notes held by such Holders, sale or otherwise, as security for the Secured Obligations of the Obligors.

     The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture, which has in it the text of this Note in larger type. Requests may be made to:

                                 USTrails Inc.
                          2711 LBJ Freeway, Suite 200
                             Dallas, Texas  75234
                      Attention:  Chief Financial Officer

     20. Subordination. The Notes are subordinated to the Senior Indebtedness, as defined in the Indenture. To the extent provided in the Indenture, the Senior Indebtedness must be paid before the Notes may be paid. The Company agrees, and each Holder by accepting a Note agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

- --------------------------------------------------
|                                                |
- --------------------------------------------------

(Insert assignee's social security or tax identification number.)

- ------------------------------------

- ------------------------------------

- ------------------------------------

- ------------------------------------

(Print or type assignee's name, address and zip code)

and irrevocably appoint:

- ------------------------------------

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:
      ------------------------------

Signed:
        ----------------------------

(Sign exactly as your name appears on the fact of this Note)


Signature Guarantee:

- ------------------------------------

NOTICE: The signature must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

                                                                     EXHIBIT B-1

                          FORM OF SUBSIDIARY GUARANTEE

     The Subsidiary Guarantors set forth on Schedule I hereto (hereinafter referred to as "Subsidiary Guarantors," which term includes any successor or assign under the Indenture dated as of July 17, 1996 by and among USTrails Inc., a Nevada corporation (the "Company"), each Subsidiary of the Company set forth on Schedule I, and Fleet National Bank, a national banking association, as trustee (the "Trustee") (the "Indenture")) have irrevocably, unconditionally and jointly and severally guaranteed (i) the due and punctual payment of the principal of, premium, if any, and interest on the Company's Senior Subordinated Pay-In-Kind Notes due 2003 in an aggregate principal amount of $40,241,000, plus the additional principal amount of Senior Subordinated Pay-in-Kind Notes issued pursuant to Section 301 of the Indenture (the "Notes"), whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, of the Notes, to the extent lawful, and the due and punctual performance of all other Obligations of the Company to the Holders of Notes or the Trustee, all subject to the terms and limitations set forth in ARTICLE THIRTEEN of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, and (iii) the payment of any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Subsidiary Guarantee.

     The obligations of each Subsidiary Guarantor to the Holders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in ARTICLE THIRTEEN of the Indenture and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee.

     The obligations of the Subsidiary Guarantor under this Subsidiary Guarantee are subordinated to the obligations of the Subsidiary Guarantor under any Guarantee by it of the Senior Indebtedness to the extent and in the manner set forth in the Indenture.

     No director, officer, employee, stockholder or incorporator, as such, past, present or future, of any Subsidiary Guarantor shall have any liability under this Subsidiary Guarantee by reason of his, her or its status as such director, officer, employee, stockholder or incorporator.

     This is a continuing guarantee and, except as otherwise provided in Section 1015(c) of the Indenture, shall remain in full force and effect and shall be binding upon each Subsidiary Guarantor and its successors and assigns until full and final payment of all of the Company's Obligations and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee, or assignee, all subject to the terms and conditions hereof. This is a guarantee of payment and not of collectability.

     This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of an authorized officer.

     THE TERMS OF ARTICLE THIRTEEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

                             Subsidiary Guarantee
                             --------------------

     Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

Subsidiary Guarantors:


By:                                 By:
   ------------------------------      ------------------------------
Name:                               Name:
Title:                              Title:

By:
   ------------------------------
Name:
Title:

By:                                 By:
   ------------------------------      ------------------------------
Name:                               Name:
Title:                              Title:

By:                                 By:
   ------------------------------      ------------------------------
Name:                               Name:
Title:                              Title:

                                                                     EXHIBIT B-2

                   FORM OF ADDENDUM TO SUBSIDIARY GUARANTEE

     Pursuant to Section 1308 of the Indenture dated as of July 17, 1996 by and among USTrails Inc., a Nevada corporation (the "Company"), each Subsidiary of the Company set forth on Schedule I thereto, and Fleet National Bank, a national banking association, as trustee (the "Trustee"), the undersigned hereby agrees, represents and acknowledges that it is a Subsidiary Guarantor under the Indenture for all purposes, and jointly and severally with all other Subsidiary Guarantors under the Indenture as may exist from time to time, as if it had been a signatory to the Indenture.

     The undersigned hereby irrevocably and unconditionally guarantees (i) the due and punctual payment of the principal of, premium, if any, and interest on the Company's Senior Subordinated Pay-in-Kind Notes due 2003 in an aggregate principal amount of $40,241,000, plus the additional principal amount of Senior Subordinated Pay-in-Kind Notes issued pursuant to Section 301 of the Indenture (the "Notes"), whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, of the Notes, to the extent lawful, and the due and punctual performance of all other Obligations of the Company to the Holders of Notes or the Trustee, all subject to the terms and limitations set forth in ARTICLE THIRTEEN of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, and (iii) the payment of any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Addendum to Subsidiary Guarantee.

     The obligations of the undersigned Subsidiary Guarantor to the Holders and to the Trustee pursuant to this Addendum to Subsidiary Guarantee and the Indenture are expressly set forth in ARTICLE THIRTEEN of the Indenture and reference is hereby made to such Indenture for the precise terms of this Addendum to Subsidiary Guarantee.

     The obligations of the Subsidiary Guarantor under this subsidiary Guarantee are subordinated to the obligations of the Subsidiary Guarantor under any Guarantee by it of the Senior Indebtedness to the extent and in the manner set forth in the Indenture.

     No director, officer, employee, stockholder or incorporator, as such, past, present or future, of the undersigned Subsidiary Guarantor shall have any liability under this Addendum to Subsidiary Guarantee by reason of his or its status as such director, officer, employee, stockholder or incorporator.

     This is a continuing guarantee and, except as otherwise provided in Section 1015(c) of the Indenture, shall remain in full force and effect and shall be binding upon the undersigned Subsidiary Guarantor and its successors and assigns until full and final payment of all of the Company's Obligations and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a guarantee of payment and not of collectibility.


                       Addendum to Subsidiary Guarantee
                       --------------------------------

     THE TERMS OF ARTICLE THIRTEEN OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

     The undersigned Subsidiary Guarantor hereby represents and warrants as follows:

               (i) The undersigned has been duly incorporated or organized and is validly existing as a corporation, partnership or other entity in good standing under the laws of the jurisdiction in which it is chartered or organized. The undersigned is duly qualified and in good standing as a foreign corporation, partnership or other entity in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its Subsidiaries taken as a whole. The undersigned has all requisite corporate, partnership or other power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits (collectively, "Permits") of and from all governmental or regulatory bodies or any other person or entity to (i) own, lease and license its assets and properties and conduct its businesses as now being conducted and as proposed to be conducted, (ii) to enter into, deliver and perform its obligations under this Addendum to Subsidiary Guarantee and the Operative Documents to the extent it is, becomes or is deemed a party thereto. The undersigned has fulfilled and performed in all material respects all of its obligations with respect to such Permits, and the undersigned is not in material violation of any term or provision of any such Permits, nor has any event occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or which could result in any material impairment of the rights of the undersigned. No such Permit contains a materially burdensome restriction.

               (ii) Neither the execution, delivery and performance of its obligations under this Addendum to Subsidiary Guarantee, or the Indenture or any of the other Note Documents to the extent the undersigned is, becomes or is deemed to be a party thereto, by the undersigned nor the consummation of any of the transactions contemplated hereby or thereby will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to the terms of, any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its properties or businesses is bound, or any franchise, license, Permit, judgment, decree, order, statute, rule or regulation applicable to the undersigned or violate any provision of the charter, by-laws, partnership agreement or other organizational document of the


                       Addendum to Subsidiary Guarantee
                       --------------------------------
          undersigned, except for such consents or waivers which have already been obtained and are in full force and effect, or require any authorization, consent, order, license, certificate or Permit of or from any governmental or regulatory body under any Federal, state or local law except for those which have been obtained.

               (iii) All necessary corporate, partnership or other action has been duly and validly taken by the undersigned to authorize the execution, delivery and performance of this Addendum to Subsidiary Guarantee, the Indenture and each other Note Document to which it is, will become or is or will be deemed a party in connection with the transaction for which this Addendum to Subsidiary Guarantee is required under the terms of the Indenture.

               (iv) This Addendum to Subsidiary Guarantee constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles. Each of the Indenture and the other Note Documents will constitute the legal, valid and binding obligation of the undersigned to the extent it is, becomes or is deemed a party thereto, enforceable against the undersigned in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

     Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

                                        Subsidiary Guarantor:

                                        -----------------------------------

                                        By:
                                           --------------------------------
                                        Name:
                                        Title:


                       Addendum to Subsidiary Guarantee
                       --------------------------------

                                                                     EXHIBIT C-1

                       FORM OF COMPANY PLEDGE AGREEMENT
                       --------------------------------

          COMPANY PLEDGE AGREEMENT dated as of _______________ (as may be amended from time to time, the "Agreement") between USTrails Inc., a Nevada
                                ---------
corporation (the "Pledgor"), and Fleet National Bank, a national banking
                  -------
association ("Fleet"), as Trustee, as collateral agent for the Persons that now
              -----
or in the future are holders of the Notes (as defined below) issued under the Indenture described below (the "Holders") (in such capacity, Fleet or any
                                -------
successor in such capacity is referred to herein as the "Collateral Agent").
                                                         ----------------

                                R E C I T A L S
                                ---------------

          A. Pursuant to an Indenture dated as of July 17, 1996 (as supplemented or otherwise amended from time to time, the "Indenture") by and
                                                          ---------
among the Pledgor, the Subsidiary Guarantors and Fleet, as trustee thereunder (the "Trustee"), the Pledgor will issue Senior Subordinated Pay-In-Kind Notes due 2003 in an aggregate principal amount of up to $40,241,000, plus the additional principal amount of Senior Subordinated Pay-In-Kind Notes issued pursuant to Section 301 of the Indenture (the "Notes"), subject to the terms and
                                               -----
conditions set forth in the Indenture.

          B. The Pledgor is the owner of certain shares of capital stock described on Schedule B-1 (the "Pledged Stock"), and certain Permitted
                                -------------
Intercompany Loans described on Schedule B-2 (together with any and all Permitted Intercompany Notes and any other notes, security agreements, pledge agreements, mortgages, deeds of trust, and other collateral documents from time to time evidencing or securing such Permitted Intercompany Loans, whether or not described in such Schedule, and any and all Liens, rights, powers, remedies and privileges related to any such Permitted Intercompany Loan, the "Pledged Debt";
                                                                 ------------
the Pledged Stock and the Pledged Debt being collectively the "Pledged
                                                               -------
Collateral").
- ----------

          C. It is a condition to the issuance of the Notes under the Indenture that the Pledged Collateral and the other collateral described herein be pledged to the Collateral Agent, for the benefit of itself, the Trustee and the Holders (together with their respective successors and assigns, collectively, the

"Secured Parties"), as set forth herein.
- ----------------

                               A G R E E M E N T
                               -----------------

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                       Form of Company Pledge Agreement
                       --------------------------------

                                  ARTICLE 1.

                        DEFINITIONS AND RELATED MATTERS
                        -------------------------------

        Section 1.1  Definitions.  Unless otherwise defined in this Agreement,
                     -----------
terms with initial capital letters not otherwise defined herein have the respective meanings set forth in the Indenture. In addition, the following terms with initial capital letters have the following meanings:

        "Charges" means all federal, state, county, city, municipal or other
         -------
taxes, levies, assessments or charges that, if not paid when due, may result in a Lien of any Governmental Authority against Collateral.

        "Collateral" has the meaning set forth in Section 2.1
         ----------

        "Contractual Obligation" means, as applied to any Person, any
         ----------------------
provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement, or other instrument to which that Person is a party or by which it or any of its owned properties is bound or to which it or any of its owned properties is subject.

        "Event of Default" has the meaning set forth in Section 5.1.
         ----------------

        "Pledged Debt Consent" has the meaning set forth in Section 3.5.1.
         --------------------

        "Proceeds" has the meaning set forth in Section 2.1.5.
         --------

        "Secured Obligations" has the meaning set forth in Section 2.2.
         -------------------

        "Security Interest" has the meaning set forth in Section 2.1.
         -----------------

        "Supplemental Documentation" means financing statements, continuation
         --------------------------
statements, consents, acknowledgments, assignments, schedules of Collateral and any other instruments or documents necessary or requested by the Collateral Agent (i) to perfect and maintain perfected the Security Interest in any Collateral or (ii) to enable the Collateral Agent to receive all interest, dividends and distributions from time to time paid with respect to, and all Proceeds of, all Collateral which the Collateral Agent is entitled to receive hereunder.

        "UCC" means the Uniform Commercial Code (as amended from time to time)
         ---
of the State of Texas.

        Section 1.2.  Related Matters.
                      ---------------

        1.2.1. Terms Used in the UCC.  Unless the context clearly otherwise
               ---------------------
requires, all terms used and not otherwise defined herein that are used or defined in Article 9 or 8 (or any equivalent subpart) of the UCC have the same meanings herein.


                       Form of Company Pledge Agreement
                       --------------------------------

         1.2.2. Construction. Unless the context of this Agreement clearly
                ------------
requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, and "including" is not limiting. The words "hereof", "herein", "hereby", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole (including the Preamble, the Recitals and all Schedules and Exhibits and not to any particular provision of this Agreement. Article, section, subsection, exhibit, recital, preamble and schedule references in this Agreement are to this Agreement unless otherwise specified. References in this Agreement to any agreement, other document or law "as amended" or "as may be amended from time to time," or to amendments of any document or law, shall include any amendments, supplements, replacements, renewals or other modifications.

        1.2.3. Determinations. Any determination or calculation contemplated by
               --------------
this Agreement that is made by the Collateral Agent shall be final and conclusive and binding upon the Pledgor, in the absence of manifest error. References in this Agreement to "determination" by the Collateral Agent include good faith estimates (in the case of quantitative determinations) and good faith beliefs (in the case of qualitative determinations). All references herein to "discretion" of the Collateral Agent (or terms of similar import) shall mean "absolute and sole discretion." All consents and other actions of the Collateral Agent contemplated by this Agreement may be given, taken, withheld or not taken in the Collateral Agent's discretion (whether or not so expressed), except as otherwise expressly provided herein.

        1.2.4. Governing Law. Except to the extent otherwise required under
               -------------
Applicable Law, the UCC shall govern the attachment, perfection, priority and enforcement of the Security Interest and all other matters to which the UCC applies pursuant to the terms thereof. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

        1.2.5. Headings. The Article and Section headings used in this Agreement
               --------
are for convenience of reference only and shall not affect the construction hereof.

        1.2.6. Severability. If any provision of this Agreement or any Lien or
               ------------
other right hereunder shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision, Lien or other right shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions herein or any other Lien or right granted hereby or the validity, legality or enforceability of such provision, Lien or right in any other jurisdiction.

        1.2.7. Exhibits and Schedules. All of the appendices, exhibits and
               ----------------------
schedules attached to this Agreement shall be deemed incorporated herein by reference.


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                                       3

                                  ARTICLE 2.

                  THE SECURITY INTEREST; SECURED OBLIGATIONS
                  ------------------------------------------

        Section 2.1. Security Interest. To secure the payment and performance of
                     -----------------
the Secured Obligations as and when due, the Pledgor hereby grants, conveys, pledges, assigns and transfers to the Collateral Agent, for the benefit of the Secured Parties, a security interest (the "Security Interest") in, all right,
                                           -----------------
title, claim and interest of the Pledgor in and to the following property, whether now owned and existing or hereafter acquired or arising, and wherever located (such property being, collectively, the "Collateral"):
                                                 ----------

        2.1.1. The Pledged Collateral and all certificates and instruments representing or evidencing the Pledged Collateral, together with, in the case of Pledged Debt included therein, any and all interest coupons (if any) attached thereto and any and all notes, security agreements, pledge agreements, mortgages, deeds of trust and other security and loan documents from time to time evidencing or securing such indebtedness;


        2.1.2. Any and all securities issued by any issuer of the Pledged Stock, or any successor thereto, that the Pledgor acquires or has the right to acquire from time to time in any manner in substitution for or in addition to any of the foregoing and any and all certificates and instruments representing or evidencing such securities;


        2.1.3. Any and all additions to or replacements of the foregoing;

        2.1.4. Any and all rights, powers, remedies and privileges of the Pledgor under or with respect to any of the foregoing; and

        2.1.5. Any and all proceeds and products of any of the foregoing, whether now held and existing or hereafter acquired or arising, including any and all cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of the foregoing (collectively, the "Proceeds"). "Proceeds" shall include (i) any
                                  --------     --------
options, warrants, securities or other property issued and delivered by the issuer of or obligor on any Collateral as a stock dividend or distribution in connection with any reclassification, increase or reduction of capital or issued or delivered in connection with any merger or other reorganization and (ii) any property received upon liquidation or dissolution of any issuer of or obligor on any Collateral or upon or in respect of any distribution of capital.


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                                       4

        Section 2.2. Secured Obligations. The Security Interest shall secure the
                     -------------------
due and punctual payment and performance of any and all present and future obligations and liabilities of the Pledgor of every type or description to any Secured Party, or any Person entitled to indemnification under the Indenture or any other Note Document:

        2.2.1. arising under or in connection with the Indenture, whether for principal of or premium (if any) or interest on the Notes, expenses, indemnities or other amounts (including attorneys' fees and expenses); or

        2.2.2. arising under or in connection with this Agreement or any other Note Document, including for reimbursement of amounts permitted to be advanced or expended by the Collateral Agent (i) to satisfy amounts required to be paid by the Pledgor under this Agreement or any other Note Document for claims and Charges, together with interest thereon to the extent provided or (ii) to maintain or preserve any Collateral or to create, perfect, continue or protect any Collateral or the Security Interest therein, or its priority;

in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable (all obligations and liabilities described in this Section 2.2. are collectively referred to as the "Secured Obligations").
                                     -------------------

                                  ARTICLE 3.

                         WARRANTIES AND REPRESENTATIONS
                         ------------------------------

          The Pledgor makes the following representations and warranties, all of which shall survive until termination of this Agreement pursuant to Section 6.7.

          Section 3.1. Filings, Etc. Duly executed financing statements
                       ------------
containing a correct description of the Collateral have been delivered to the Collateral Agent for filing in every governmental office in every state, county and other jurisdiction in which the principal place of business or the chief executive office of the Pledgor is located, and in each other jurisdiction in which such action is necessary to establish a valid and perfected Lien in favor of the Collateral Agent in all Collateral in which a Lien may be perfected by filing, and no further or subsequent filing, recording or registration is necessary in any such jurisdiction, except as provided under Applicable Law with respect to the filing of continuation statements.

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                                       5

        Section 3.2. Locations of Offices and Names. (i) The Pledgor's chief
                     ------------------------------
executive office and principal place of business is located at the address set forth on Schedule 3.2., (ii) all other places of business of the Pledgor and all other locations at which any books and records related to any Collateral are located are set forth on Schedule 3.2., including computer programs, printouts and other computer materials, (iii) the Pledgor's federal tax identification number is set forth on Schedule 3.2. and (iv) there are no prior or current trade or legal names used to identify the Pledgor in its business or in the ownership of its properties other than those set forth on Schedule 3.2.

        Section 3.3. Title to Collateral; Validity and Perfection of Security
                     --------------------------------------------------------
Interest; Absence of Other Liens.
- --------------------------------

        3.3.1. Subject to Permitted Liens, the Pledgor has good and marketable title to all Collateral. The Security Interest constitutes a valid and, upon delivery of all Pledged Collateral to the Collateral Agent pursuant to Section
4.1. and filing of financing statements covering the Collateral with the appropriate Governmental Authorities, perfected Lien in all of the Collateral that secures payment and performance of the Secured Obligations.

        3.3.2. The Collateral is free and clear of all Liens other than the Security Interest and other Permitted Liens.

        Section 3.4. Regarding the Pledged Stock. Schedule 3.4 sets forth the
                     ---------------------------
number of authorized and the number of issued shares of each class of Capital Stock of each issuer of Pledged Stock. The Pledged Stock includes all issued and outstanding shares of capital stock of each issuer thereof. All outstanding Capital Stock of each such issuer has been duly authorized, validly issued and is fully paid and non-assessable. There are no outstanding options, warrants, convertible securities or other rights, contingent or absolute, to acquire any Capital Stock of any such issuer, except as set forth on Schedule 3.4.

        Section 3.5. Regarding the Pledged Debt.
                      --------------------------

        3.5.1. The Pledgor has delivered to the Collateral Agent a Consent and Acknowledgment in substantially the form of Exhibit 3.5., duly executed by each obligor on Pledged Debt (each, a "Pledged Debt Consent"). Each Pledged Debt
                                  --------------------
Consent is in full force and effect and constitutes a legal, valid and binding obligation of the obligor on the Pledged Debt subject thereto.

        3.5.2. Except as disclosed on Schedule 3.5, (i) the Pledged Debt constitutes the legal, valid and binding obligations of the respective obligors thereunder in the amount thereof set forth on Schedule B-2, (ii) no Pledged Debt is in default and (iii) there are no setoffs or counterclaims or disputes existing or asserted with respect to any Pledged Debt.


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                                       6

                                  ARTICLE 4.

                           COVENANTS AND AGREEMENTS
                           ------------------------

        Section 4.1.  Delivery of Pledged Collateral, Etc.
                      -----------------------------------

        4.1.1 On the date hereof, the Pledgor is delivering to the Collateral Agent certificates or instruments in respect of all Pledged Collateral that exists on such date, the physical possession of which is necessary in order for the Security Interest to be perfected or delivery of which was requested by the Collateral Agent to assure the priority of the Security Interest therein. The Pledgor shall deliver to the Collateral Agent promptly after acquisition thereof all Pledged Collateral acquired after the date hereof. All Pledged Collateral shall be in suitable form for transfer by delivery, or be duly endorsed to the order of the Collateral Agent or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. Subject only to the revocable right specified in Section 4.7., the Collateral Agent shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in the name of the Collateral Agent or its nominee any or all the Collateral. It is expressly acknowledged that such registration of the Collateral in the name of the Collateral Agent or its nominee is solely for the purpose of assuring that the Collateral Agent receives all cash and stock dividends and other property from time to time distributed with respect to the Collateral and shall not be deemed to constitute the Collateral Agent the owner (beneficial or otherwise) of any Collateral for any other purpose, except to the extent contemplated by Section
4.7. or Article 5. Without limitation, the Collateral Agent shall not be deemed to "control" the Collateral or the issuer thereof for purposes of any Applicable Laws (including securities, environmental, tax, bankruptcy or other laws but excluding the UCC) as a result of the Collateral being registered in the name of the Collateral Agent. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

        4.1.2. Without limiting Section 4.1.1., but subject to Section 4.7.1.2., if the Pledgor receives or becomes entitled to receive any securities issued by any issuer of Pledged Stock, or any successor thereto, in any manner in substitution for or in addition to the Pledged Stock, or if the Pledgor shall become entitled to receive or shall receive any securities or other property in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Stock or any other Collateral, or shall receive or become entitled to receive any interest or other payment in respect of any Pledged Debt, the Pledgor shall receive the same as the agent for the Collateral Agent, and shall hold the same in trust for and deliver the same promptly to the Collateral Agent in the exact form in which received, together with appropriate instruments of transfer or assignments in blank, to be held by the Collateral Agent as Collateral hereunder.


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                                       7

        Section 4.2. Further Assurances. The Pledgor shall, at its own expense,
                     ------------------
perform such acts as may be necessary, or that the Collateral Agent may request at any time, to assure the attachment, perfection and priority of the Security Interest, to exercise the rights and remedies of the Collateral Agent hereunder or to carry out the intent of this Agreement. Without limitation, the Pledgor shall execute and deliver (or cause any third party to execute and deliver) to the Collateral Agent, at any time and from time to time, all Supplemental Documentation, in form and substance acceptable to the Collateral Agent.

        Section 4.3. Power of Attorney. The Pledgor hereby irrevocably appoints
                     -----------------
(the appointment being irrevocable because it is coupled with an interest) the Collateral Agent and its employees and agents as the Pledgor's true and lawful attorneys-in-fact, with full power of substitution, to do all things (i) required to be done by the Pledgor under this Agreement or the other Note Documents and (ii) that the Collateral Agent may reasonably deem necessary or advisable to assure the attachment, perfection and first priority of the Security Interest or otherwise to exercise the rights and remedies of the Collateral Agent hereunder or carry out the intent of this Agreement (including by voting any Collateral as contemplated by Section 4.7.), in each case irrespective of whether a Default or Event of Default then exists (except as otherwise provided herein) and at the Pledgor's expense. Without limitation, the Collateral Agent and its officers and agents shall be entitled to do all of the following, as fully as the Pledgor might:

        4.3.1. to sign the name of the Pledgor on any Supplemental Documentation and to deliver and file such Supplemental Documentation to or with such Persons as the Collateral Agent, in its discretion, may elect; and

        4.3.2. to affix, by facsimile signature or otherwise, the general or special endorsement of the Pledgor, in such manner as the Collateral Agent shall deem advisable, to any Pledged Collateral that has been delivered to or obtained by the Collateral Agent without appropriate endorsement or assignment.

          In addition, during the existence of an Event of Default, the Collateral Agent or its employees or agents may, without notice to the Pledgor and at such time or times as the Collateral Agent in its discretion may determine, in the Pledgor's or in the Collateral Agent's name collect any and all amounts due to the Pledgor from obligors with respect to any Pledged Debt by legal proceedings or otherwise. The Collateral Agent shall be under no obligation whatsoever to take any of the foregoing actions. Absent bad faith or willful misconduct, the Collateral Agent and its shareholders, directors, officers, employees and agents shall have no liability or responsibility for any act taken with respect thereto. A copy of this Agreement and, if applicable, a statement by the Collateral Agent that an Event of Default exists shall be conclusive evidence of the Collateral Agent's right to act under this Section
4.3. as against all third parties.

        Section 4.4. Changes of Locations of Collateral, Offices, Name or
                     ----------------------------------------------------
Structure.  The Pledgor shall give the Collateral Agent 15 Business Days' notice
- ---------
of the


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                                       8
adoption of a trade name or change in its name, chief executive office, principal place of business, identity or corporate structure.

        Section 4.5. Payment of Charges and Claims. The Pledgor shall pay (i)
                     -----------------------------
all Charges imposed upon any Collateral and (ii) all claims that have become due and payable and, under Applicable Law, have or may become Liens upon any Collateral, in each case before any penalty shall be incurred with respect thereto. If the Pledgor fails to pay or obtain the discharge of any Charge, claim or Lien required to be paid or discharged under this Section 4.5. and asserted against any Collateral, the Pledgor shall so notify the Collateral Agent and, regardless of whether such notice is given, the Collateral Agent may, at any time and from time to time, in its discretion and without waiving or releasing any obligation of the Pledgor under this Agreement or the other Note Documents or waiving any Default or Event of Default, make such payment, obtain such discharge or take such other action with respect thereto as the Collateral Agent deems advisable.

        Section 4.6. Duty of Care; Indemnification.
                     -----------------------------

        4.6.1. The Collateral Agent shall not have any duty of care with respect to the Collateral, other than an obligation to exercise reasonable care with respect to Collateral in its possession; provided that (i) the Collateral Agent
                                         --------
shall be deemed to have exercised reasonable care if Collateral in its possession is accorded treatment substantially comparable to that which the Collateral Agent accords its own property and (ii) the Collateral Agent shall have no obligation to take any actions to preserve rights against other parties with respect to any Collateral. Without limitation, the Collateral Agent shall
(A) bear no risk or expense with respect to any Collateral and (B) have no duty with respect to calls, conversions, presentments, maturities, notices or other matters relating to Collateral, or to maximize interest or other returns with respect thereto.

        4.6.2. The Pledgor hereby agrees to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents against any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Agreement or any action taken or omitted by them hereunder, except to the extent a court holds in a final and nonappealable judgment that they resulted from the gross negligence or willful misconduct of such Persons against and from all such obligations and liabilities.

        4.6.3. The Collateral Agent may at any time deliver or redeliver the Collateral or any part thereof to the Pledgor and the receipt of any of the same by the Pledgor shall be complete and full acquittance for the Collateral so delivered, and the Collateral Agent thereafter shall be discharged from any liability or responsibility therefor.


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                                       9

        Section 4.7.  Voting and Other Consensual Rights; Distributions.
                      -------------------------------------------------

        4.7.1. So long as no Default shall exist:

               4.7.1.1. The Pledgor shall be entitled to exercise any and all voting rights pertaining to any Collateral (other than the Pledged Debt), for any purpose not inconsistent with the terms of this Agreement and the other Note Documents; provided, however, that the Pledgor shall not exercise any such right
           --------  -------
if it would result in a Default or an Event of Default or have a material adverse effect on any one or more of the following: (i) the business, assets, results of operations or financial condition of the Pledgor and its Subsidiaries taken as a whole, (ii) the ability of the Pledgor to perform its obligations hereunder the Notes, the Indenture or under any other Note Document to which it is a party or (iii) the Collateral or the Security Interest.

                4.7.1.2. Except as otherwise provided herein, the Pledgor shall be entitled to receive and retain and use free of the Security Interest any and all cash and other property paid or otherwise distributed in respect of the Collateral; provided, however, that any and all (i) dividends and other
            --------  -------
distributions paid or payable other than in cash or in the form of Pledged Collateral, (ii) cash paid upon or in respect of any of the Pledged Collateral upon or in respect of the liquidation or dissolution of any issuer thereof or upon or in respect of any distribution of capital or redemption or exchange of any Pledged Collateral and (iii) cash paid with respect to the principal of, or in redemption or exchange of, any Pledged Debt, shall be delivered to the Collateral Agent, in the exact form received, to be held as Collateral hereunder.

        4.7.2. So long as a Default shall exist, at the sole option of the Collateral Agent, any or all rights of the Pledgor to exercise voting and other consensual rights and to receive cash and other property distributed in respect of Collateral as permitted by Sections 4.7.1.1. and 4.7.1.2. above, shall cease, and the Collateral Agent, if and when it notifies the Pledgor of the exercise of such option, shall have the sole right to exercise any or all such voting rights and receive and to hold as Collateral any or all such cash and other property.

        4.7.3. For so long as a Default shall exist, the Collateral Agent, to the exclusion of the Pledgor, shall be entitled to exercise all rights, powers, remedies and privileges of the Pledgor under the respective Permitted Intercompany Notes relating to the Pledged Debt and other Permitted Intercompany Loan Collateral (whether exercisable at any time or only during the existence of a Default or Event of Default as defined therein), and all performance of the obligor under the Permitted Intercompany Notes and other Permitted Intercompany Loan Collateral shall be rendered only to the Collateral Agent, as if the Collateral Agent were the beneficiary thereunder; provided that the rights,
                                                  --------
powers, remedies and privileges of the Collateral Agent under the Permitted Intercompany Loan Collateral shall be no greater than those of the Pledgor


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                                      10
thereunder. Without limitation, such rights shall include all rights of reimbursement and indemnity.

        4.7.4. For so long as a Default shall exist:

               4.7.4.1. The Pledgor shall promptly, upon becoming aware thereof, notify the Collateral Agent of the existence of any material default or event of default under or with respect to any Pledged Debt.

               4.7.4.2. The Pledgor shall not, without the prior written consent of the Collateral Agent (which consent may be withheld in the Collateral Agent's discretion):

                        4.7.4.2.1. amend (including by way of waiver) any provision of any of the Permitted Intercompany Loan Collateral, or

                        4.7.4.2.2. exercise any rights, powers, remedies and privileges of the Pledgor under the respective Permitted Intercompany Loan Collateral; provided that the Pledgor shall file a proof of claim in respect of
            --------
the Pledged Debt in any proceeding under the Bankruptcy Code or any similar proceeding as and when required therein.

                4.7.5. Notwithstanding Sections 4.7.3. and 4.7.4., while no Default exists, the Pledgor shall be entitled to receive and retain and use free of the Security Interest any and all interest and principal from time to time paid or payable in cash with respect to the Permitted Intercompany Notes evidencing any Pledged Debt; provided that this Section 4.7.5. (i) shall not
                             --------
apply to any other amounts required to be paid under the Permitted Intercompany Notes and (ii) shall not apply to any interest or principal paid or payable while a Default exists, all of which shall be paid directly to the Collateral Agent, to be held as Collateral hereunder.

                4.7.6. All cash and other property required to be delivered to the Collateral Agent hereunder shall, if received by the Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property of the Pledgor, and promptly be delivered to the Collateral Agent in the same form as so received (with any appropriate endorsements or assignments).


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                                      11

                                  ARTICLE 5.

               EVENTS OF DEFAULT: RIGHTS AND REMEDIES ON DEFAULT
               -------------------------------------------------

        Section 5.1. Event of Default. The occurrence of one or more "Events of
                     ----------------
Default" (as defined in the Indenture) shall constitute an "Event of Default" hereunder.

        Section 5.2. Remedies. If there occurs an Event of Default, then,
                     --------
whether or not all the Secured Obligations shall have become immediately due and payable:

        5.2.1. In addition to all its other rights, powers and remedies under this Agreement and Applicable Law, the Collateral Agent shall have, and may exercise, any and all of the rights, powers and remedies of a secured party under the UCC, all of which rights, powers and remedies shall be cumulative and not exclusive, to the extent permitted by Applicable Law.

        5.2.2. The Collateral Agent shall have the right, all at the Collateral Agent's sole option and as the Collateral Agent in its discretion may deem necessary or advisable, to do any or all of the following:

                5.2.2.1. to foreclose the Security Interest by any available judicial procedure or without judicial process;

                5.2.2.2. to notify obligors on the Collateral that the Collateral has been assigned to the Collateral Agent and that all payments thereon are to be made directly and exclusively to or as specified by the Collateral Agent;

                5.2.2.3. to collect by legal proceedings or otherwise (including by foreclosure of any Lien securing Pledged Debt) all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral;

                5.2.2.4. to enter into any extension or reorganization agreement or any other agreement relating to or affecting the Collateral and, in connection therewith, deposit or surrender control of any Collateral or accept other property in exchange therefor;

                5.2.2.5. to settle, compromise or release, on terms acceptable to the Collateral Agent, in whole or in part, any amounts owing on the Collateral or any disputes with respect thereto;

                5.2.2.6. to receive, open and dispose of all mail addressed to the Pledgor and notify postal authorities to change the address for delivery thereof to such address as the Collateral Agent may designate, provided that the
                                                               -------- ----
Collateral Agent agrees that it will promptly deliver over to the Pledgor any such opened mail as does not relate to the Collateral; and


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

                5.2.2.7. to exercise any and all other rights, powers, privileges and remedies of an owner of the Collateral, including rights of conversion, exchange or subscription or other rights or upon the exercise by the Pledgor or the Collateral Agent of any right, power or privilege pertaining to the Collateral, the right to deposit and deliver any and all of the Collateral to any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine to be appropriate, all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to the Pledgor to exercise any such right, power or privilege and shall not be responsible for any failure so to do or delay in so doing.

        5.2.3. The Collateral Agent shall have the right to sell or otherwise dispose of all or any Collateral at public or private sale or sales, with such notice as may be required by Section 5.4., in lots or in bulk, at any exchange, over the counter or at any of the Collateral Agent's offices or elsewhere, for cash or on credit, with or without representations or warranties, all as the Collateral Agent, in its discretion, may deem advisable. The Collateral need not be present at any such sales. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. The Collateral Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Collateral Agent may purchase all or any part of the Collateral at public or, if permitted by Applicable Law, private sale, and in lieu of actual payment of the purchase price, the Collateral Agent may apply against such purchase price any amount of the Secured Obligations. The Pledgor agrees that any sale of Collateral conducted by the Collateral Agent in accordance with the foregoing provisions of this Section shall be deemed to be a commercially reasonable sale under Section 9-504 of the UCC.

        5.2.4. The Collateral Agent shall not be required to register or qualify any of the Collateral that constitutes securities under applicable state or federal securities laws in connection with any sale or other disposition thereof if such disposition is effected in a manner that complies with all applicable federal and state securities laws. The Collateral Agent shall be authorized, with respect to any disposition that is not so registered or qualified, to restrict (if it deems it advisable to do so) the prospective bidders or purchasers to persons who will represent and agree that they are "accredited investors" or "qualified institutional buyers" under Applicable Law and purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof. If any such Collateral is sold at private sale, the Pledgor agrees that if such Collateral is sold in a manner that the Collateral Agent in good faith believes to be reasonable under the circumstances then existing, then (i) the sale shall be deemed to be commercially reasonable in all respects, (ii) the Pledgor shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (iii) the Collateral Agent shall not incur any liability or

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                                      13
responsibility to the Pledgor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. The Pledgor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by the Collateral Agent of any such Collateral for an amount substantially less than the price that might have been achieved had the Collateral been so traded may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell Collateral that is privately traded.

        Section 5.3. Application of Proceeds.
                     -----------------------

        5.3.1. Any cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral following the occurrence of an Event of Default may be held by the Collateral Agent as Collateral and/or then or at any time thereafter applied as follows:

                5.3.1.1. first, to the Collateral Agent to pay all advances, charges, costs and expenses payable to the Collateral Agent pursuant to Section 6.1.; and

                5.3.1.2. second, to pay the Secured Obligations in the order set forth in the Indenture.

        5.3.2. The Pledgor and any other Person then obligated therefor shall pay to the Collateral Agent on demand any deficiency with regard to the Secured Obligations that may remain after such sale, collection or realization of, from or upon the Collateral.

        5.3.3. Payments received from any third party on account of any Collateral shall not reduce the Secured Obligations until paid in cash to the Collateral Agent. The application of proceeds by the Collateral Agent shall be without prejudice to the Collateral Agent' rights as against the Pledgor or other Persons with respect to any Secured Obligations that may then be or remain unpaid.

        5.3.4. If at any time after an Event of Default the Pledgor receives any collections upon or other Proceeds of any Collateral, whether in the form of cash, notes or otherwise, such Proceeds shall be received in trust for the Collateral Agent and the Pledgor shall keep all such Proceeds separate and apart from all other funds and property so as to be capable of identification as the property of the Collateral Agent and promptly deliver such Proceeds to the Collateral Agent in the identical form received.

        Section 5.4. Notice of Sale. Unless the Collateral is perishable or
                     --------------
threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will send or otherwise make available to the Pledgor reasonable notice of the time and place of any public sale or of the time on or after which any private sale of any Collateral is to be made. The Pledgor agrees that any notice

                       Form of Company Pledge Agreement
                       --------------------------------
required to be given by the Collateral Agent of a sale or other disposition of Collateral, or any other intended action by the Collateral Agent, that is received in accordance with the provisions set forth in Section 6.4. ten days prior to such proposed action shall constitute commercially reasonable and fair notice thereof to the Pledgor. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any right to receive notice of any public or private sale of any Collateral except as expressly provided for in this Section 5.4.

                                  ARTICLE 6.

                                    GENERAL
                                    -------

          Section 6.1.  Collateral Agent's Expenses, Including Attorneys' Fees.
                       ------------------------------------------------------
Regardless of the occurrence of a Default or Event of Default, the Pledgor agrees to pay to the Collateral Agent any and all advances, charges, costs and expenses, including the reasonable fees and expenses of counsel and any experts or agents, that the Collateral Agent may reasonably incur in connection with (i) the administration of this Agreement, including any amendment hereto, or any workout or restructuring, (ii) the creation, perfection or continuation of the Security Interest or protection of its priority or the Collateral, including the discharging of any prior or junior Lien or adverse claim against the Collateral or any part thereof that is not permitted hereby or by the Indenture, (iii) the custody, preservation or sale of, collection from, or other realization upon, any of the Collateral, (iv) the exercise or enforcement of any of the rights, powers or remedies of the Collateral Agent under this Agreement or under Applicable Law (including attorneys' fees and expenses incurred by the Collateral Agent in the collection of Collateral deposited with the Collateral Agent and amounts incurred in connection with the operation, maintenance or foreclosure of the Security Interest) or any bankruptcy proceeding or (v) the failure by the Pledgor to perform or observe any of the provisions hereof. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest at the Default Rate.

          Section 6.2. Amendments and Other Modifications. No amendment of any
                       ----------------------------------
provision of this Agreement (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the Collateral Agent. Any waiver or consent relating to any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances.

          Section 6.3. Cumulative Remedies; Failure or Delay. The rights and
                       -------------------------------------
remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Collateral Agent under Applicable Law, the other Note Documents or otherwise. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or remedy under this Agreement shall impair


                       Form of Company Pledge Agreement
                       --------------------------------
such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

        Section 6.4. Notices. All notices and other communications under this
                     -------
Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 6.4., notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) set forth in
Schedule 105 of the Indenture.

        Section 6.5. Successors and Assigns. This Agreement shall be binding
                     ----------------------
upon and, subject to the next sentence, inure to the benefit of the Pledgor and the Collateral Agent and their respective successors and assigns. The Pledgor shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent. The benefits of this Agreement shall pass automatically with any assignment of the Secured Obligations (or any portion thereof), to the extent of such assignment.

        Section 6.6. Payments Set Aside. Notwithstanding anything to the
                     ------------------
contrary herein contained, this Agreement, the Secured Obligations and the Security Interest shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Secured Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by the Collateral Agent in connection with any bankruptcy, reorganization or similar proceeding involving the Pledgor, any other party liable with respect to the Secured Obligations or otherwise, if the proceeds of any Collateral are required to be returned by the Collateral Agent under any such circumstances or if the Collateral Agent reasonably elects to return any such payment or proceeds or any part thereof in its discretion, all as though such payment had not been made or such proceeds not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement shall have been canceled or surrendered or the Security Interest or any Collateral shall have been released or terminated in connection with such cancellation or surrender, this Agreement and the Security Interest and such Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Pledgor in respect of the amount of the affected payment or application of proceeds, the Security Interest or such Collateral.

        Section 6.7. Continuing Security Interest; Termination. Except as
                     -----------------------------------------
otherwise provided in the Indenture with respect to the release of Collateral under certain circumstances, this Agreement shall create a continuing security interest in the Collateral and, except as provided below, the Security Interest and all agreements, representations and warranties made herein shall survive until, and this Agreement shall terminate only

                       Form of Company Pledge Agreement
                       --------------------------------
upon, the indefeasible payment in full of the Secured Obligations. Any investigation at any time made by or on behalf of the Collateral Agent shall not diminish the right of the Collateral Agent to rely on any such agreements, representations or warranties herein.

          Notwithstanding anything in this Agreement or Applicable Law to the contrary, the agreements of the Pledgor set forth in Sections 4.6.2. and 6.1. shall survive the payment of all other Secured Obligations and the termination of this Agreement.

          Section 6.8. Waiver and Estoppel. Except as otherwise provided in this
                       -------------------
Agreement, the Pledgor hereby waives: (i) presentment, protest, notice of dishonor, release, compromise, settlement, extension or renewal and any other notice of or with respect to the Secured Obligations and hereby ratifies and confirms whatever the Collateral Agent may do in this regard; (ii) notice prior to taking possession or control of any Collateral or any bond or security that might be required by any court prior to allowing the Collateral Agent to exercise any of their rights, powers or remedies; (iii) the benefit of all valuation, appraisement, redemption and exemption laws; (iv) any rights to require marshaling of the Collateral upon any sale or otherwise to direct the order in which the Collateral shall be sold; (v) any set-off; and (vi) any rights to require the Collateral Agent to proceed against any Person, proceed against or exhaust any Collateral or any other security interests or guaranties or pursue any other remedy in the Collateral Agent's power, or to pursue any of such rights in any particular order or manner, and any defenses arising by reason of any disability or defense of any Person.

        Section 6.9. Execution in Counterparts. This Agreement may be executed
                     -------------------------
in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

                       Form of Company Pledge Agreement
                       --------------------------------

        Section 6.10. Complete Agreement. This Agreement, together with the
                      ------------------
exhibits and schedules hereto and the other Note Documents, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

        Section 6.11.  Limitation of Liability. No claim shall be made by the
                       -----------------------
Pledgor against the Collateral Agent or the Affiliates, directors, officers, employees or agents of the Collateral Agent for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement and the other Note Documents, or any act, omission or event occurring in connection therewith; and the Pledgor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

        Section 6.12.  Conflicting Agreements; Collateral Specifically Covered
                       -------------------------------------------------------
by Other Agreements. To the extent the terms and provisions of this Agreement
- -------------------
conflict with the terms and provisions of the Company Security Agreement or any other Collateral Document, the terms and provisions of this Agreement shall govern as they relate to the Collateral.

        Section 6.13.  Subsidiary Pledge Agreement. The Collateral Agent hereby
                       ---------------------------
acknowledges that it is holding certain collateral pledged pursuant to the Subsidiary Pledge Agreement from time to time delivered to it, among other things, for the Pledgor, as collateral agent. The Pledgor hereby appoints the Collateral Agent as its collateral agent for the foregoing purpose and agrees that, in so holding such collateral, the Collateral Agent shall be entitled to the immunities, indemnities and protections set forth in Section 4.6 of the Subsidiary Pledge Agreement and in the Indenture, mutatis mutandis.


                       Form of Company Pledge Agreement
                       --------------------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                             Pledgor:
                             -------

                             USTRAILS INC., a Nevada corporation

                             By:
                                ----------------------------------
                             Name:
                                  --------------------------------
                             Title:
                                   -------------------------------

                             Collateral Agent:
                             ----------------

                             FLEET NATIONAL BANK, a national banking
                             association, as Trustee, as Collateral Agent


                             By:
                                ----------------------------------
                             Name:
                                  --------------------------------
                             Title:
                                   -------------------------------


                       Form of Company Pledge Agreement
                       --------------------------------

                                                                    SCHEDULE B-1

                                 PLEDGED STOCK
                                 -------------



                Form of Company Pledge Agreement - Schedule B-1
                -----------------------------------------------

                                                                    SCHEDULE B-2

                                  PLEDGED DEBT
                                  ------------

          Permitted Intercompany Loans



                Form of Company Pledge Agreement - Schedule B-2
                -----------------------------------------------

                                                                   SCHEDULE 3.2.

                        SCHEDULE OF LOCATIONS AND NAMES
                        -------------------------------

          Pledgor's Chief Executive Office and Principal Place of Business

          All Other Places of Business of the Pledgor and All Other Locations at Which any Books and Records Related to the Collateral are Located


          Pledgor's Federal Tax Identification Number


          Prior or Current Trade or Legal Names


                Form of Company Pledge Agreement - Schedule 3.2.
                -----------------------------------------------

                                                                   SCHEDULE 3.4.

                   CAPITALIZATION OF ISSUERS OF PLEDGED STOCK
                   ------------------------------------------


               Form of Company Pledge Agreement - Schedule 3.4.
               ------------------------------------------------

                                                                   SCHEDULE 3.5.

             DEFAULTS, SET-OFFS, ETC. WITH RESPECT TO PLEDGED DEBT
             -----------------------------------------------------



               Form of Company Pledge Agreement - Schedule 3.5.
               ------------------------------------------------

                                                                    EXHIBIT 3.5.

                          CONSENT AND  ACKNOWLEDGMENT
                          ---------------------------
                                 (PLEDGED DEBT)
                                 --------------

To:  FLEET NATIONAL BANK ("Fleet"), as Trustee, as Collateral Agent under that
                           -----
     certain Company Pledge Agreement referred to in the Indenture dated as of July 17, 1996, relating to the Notes referred to below (as in effect on the date hereof, the "Indenture")
                       ---------

       1. Pursuant to a COMPANY PLEDGE AGREEMENT dated as of July ___, 1996 (as amended from time to time, the "Company Pledge Agreement") by and between
                                ------------------------
USTrails Inc., a Nevada corporation (the "Pledgor"), and Fleet, as trustee,
                                          -------
collateral agent and representative for the Persons that now or in the future are holders of the Notes (as defined below) issued under the Indenture described below (the "Holders") (in such capacity, Fleet or any successor in such capacity
            -------
is referred to herein as the "Collateral Agent"), the Pledgor has granted a
                              ----------------
security interest in, among other things, certain indebtedness owed by the undersigned to the Pledgor (together with all notes, credit agreements, security agreements, pledge agreements, mortgages, deeds of trust and other security and loan documents evidencing or securing such indebtedness and all Liens, rights, remedies, powers, remedies and privileges of the Pledgor relating thereto, the

"Permitted Intercompany Loan Collateral").
- ---------------------------------------

       The undersigned hereby:

       1. Consents to the security interest of the Collateral Agent in the Permitted Intercompany Loan Collateral.

       2. Agrees that upon receipt by the undersigned of notice from the Collateral Agent that a Default exists:

          (a) the undersigned shall pay and deliver all cash or other property from time to time payable or otherwise distributable in respect of the Permitted Intercompany Loan Collateral directly to the Collateral Agent, without any defense, set-off, recoupment or deduction of any kind; and

          (b) the undersigned will deliver directly to the Collateral Agent any notes and other instruments executed after the date hereof from time to time evidencing any indebtedness of the undersigned to the Pledgor.

       3. Confirms that the Permitted Intercompany Loan Collateral is in full force and effect on the date hereof and agrees that the Permitted Intercompany Loan Collateral will not be amended or otherwise modified without the prior written consent of the Collateral Agent.

         Form of Company Pledge Agreement - Consent and Acknowledgment
         -------------------------------------------------------------

       4. Expressly waives as against the Collateral Agent any setoff or other defense against payment and performance by the undersigned under the Permitted Intercompany Loan Collateral and any claim against the Collateral Agent, whether arising under the Permitted Intercompany Loan Collateral or otherwise.

       5. Each of the undersigned hereby acknowledges that, pursuant to the terms of the Company Pledge Agreement:

          (a) For so long as a Default shall exist, the Collateral Agent, to the exclusion of the Pledgor, shall be entitled to exercise all rights, powers, remedies and privileges of the Pledgor under the Permitted Intercompany Loan Collateral (whether exercisable at any time or only during the existence of a Default or Event of Default as defined therein), and all performance of the Obligor thereunder shall be rendered only to the Collateral Agent, as if the Collateral Agent were the lender, secured party or beneficiary thereunder, provided that the rights, powers, remedies and privileges of the Collateral
- --------
Agent under the Permitted Intercompany Loan Collateral shall be no greater than those of the Pledgor thereunder. Without limitation, such rights shall include all rights of reimbursement and indemnity.

            (b) For so long as a Default shall exist:

                (i) The Pledgor shall promptly, upon becoming aware thereof, notify the Collateral Agent of the existence of any material default or event of default under or with respect to any Pledged Debt.

                (ii) The Pledgor shall not, without the prior written consent of the Collateral Agent (which consent may be withheld in the Collateral Agent's discretion):

                      (A) amend, supplement or otherwise modify (including by way of waiver) any provision of any of the Permitted Intercompany Loan Collateral, or

                      (B) exercise any rights, powers, remedies and privileges of the Pledgor under the Permitted Intercompany Loan Collateral; provided that
                                                                 --------
the Pledgor shall file a proof of claim in respect of the Pledged Debt in any proceeding under the Bankruptcy Code or any similar proceeding as and when required therein.

          (c) Notwithstanding subsections (a) and (b), while no Default exists, the Pledgor shall be entitled to receive and retain (but not accelerate, make demand for or enforce) and use free of the Security Interest any and all interest and principal from time to time paid or payable in cash with respect to the Collateral; provided that this subsection (c) (i) shall not apply to any other amounts required to be paid under the Permitted Intercompany Loan Collateral and (ii) shall not apply to any interest or principal paid or payable while a Default exists, all of which shall be paid directly to the Collateral Agent, to be held as Permitted Intercompany Loan Collateral hereunder.


         Form of Company Pledge Agreement - Consent and Acknowledgment
         -------------------------------------------------------------

       6. Each of the undersigned represents and warrants that it is familiar with the provisions of the Company Pledge Agreement, consents thereto and agrees that (i) any action taken by the Pledgor in violation of the above provision shall be without any force or effect (except that the Collateral Agent shall be entitled to receive and retain as Permitted Intercompany Loan Collateral any and all proceeds of any such actions) and (ii) subject to Section 5(c), the Collateral Agent shall be conclusively deemed entitled to take any action the Pledgor is entitled to take under the Permitted Intercompany Loan Collateral.

       All terms with initial capital letters not otherwise defined herein have the meanings set forth in the Company Pledge Agreement.

       IN WITNESS WHEREOF, the undersigned has executed this Consent and Acknowledgment as of December 19, 1995.



                                                    ____________________________



         Form of Company Pledge Agreement - Consent and Acknowledgment
         -------------------------------------------------------------

                                                                     EXHIBIT C-2

                      FORM OF SUBSIDIARY PLEDGE AGREEMENT
                      -----------------------------------

          SUBSIDIARY PLEDGE AGREEMENT dated as of _______________ (as may be amended from time to time, the "Agreement") among the corporations named as
                                ---------
"Pledgors" on the signature pages hereof (each, individually, a "Pledgor" and
                                                                 -------
all, collectively, the "Pledgors"), USTrails Inc., a Nevada corporation
                        --------
(including its successors and assigns, "Company"), and Fleet National Bank, a
                                        -------
national banking association ("Fleet"), as Trustee, as collateral agent for (i)
                               -----
the Trustee (as defined below) and the Persons that now or in the future are holders of the Notes (as defined below) issued under the Indenture described below (the "Holders") and (ii) Company (in such capacities, and in its capacity
            -------
as transferee of Company's interests hereunder pursuant to the terms of the Company Pledge Agreement (as defined below), Fleet or any successor in such capacity is referred to herein as the "Collateral Agent").
                                       ----------------

                                R E C I T A L S
                                - - - - - - - -

          A. The Pledgors are Wholly Owned Subsidiaries of Company and the owners of certain shares of capital stock described on Schedule A-1 (the "Pledged Stock" or the "Specified Collateral").
- --------------          --------------------

          B. Pursuant to the Indenture dated as of July 17, 1996 (as may be amended from time to time, the "Indenture"), by and among Company, the
                                ---------
Subsidiary Guarantors and Fleet, as trustee thereunder, (the "Trustee"), Company
                                                              -------
will issue Senior Subordinated Pay-In-Kind Notes due 2003 in an aggregate principal amount of up to $40,241,000, plus the additional principal amount of Senior Subordinated Pay-In-Kind Notes issued pursuant to Section 301 of the Indenture (the "Notes").
                -----

          C. Pursuant to a guarantee included in the Indenture (as may be amended from time to time, the "Subsidiary Guarantee"), the Subsidiary
                                --------------------
Guarantors have Guaranteed the obligations of Company under the Notes, the Indenture and the other Note Documents to which Company is a party.

          D. Company may make from time to time in the future Permitted Intercompany Loans to its Subsidiaries. To evidence the Permitted Intercompany Loans, if any, each subsidiary will execute and deliver upon receipt of the loan proceeds to Company a promissory note.

          E. Pursuant to the Indenture, the Permitted Intercompany Loans and the Subsidiary Guarantee are required to be secured by, among other things, this Agreement.

          F. Pursuant to a Company Pledge Agreement dated as of the date hereof (as may be amended from time to time, the "Company Pledge Agreement") between
                                           ------------------------
Company and the Collateral Agent, Company has pledged all Permitted


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------

Intercompany Loans and the related Permitted Intercompany Notes and collateral hereunder as collateral for Company's obligations under the Notes, the Indenture and the other Note Documents to which Company is a party.

                               A G R E E M E N T
                               - - - - - - - - -

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1.


                        DEFINITIONS AND RELATED MATTERS
                        -------------------------------

          Section 1.1.  Definitions. Unless otherwise defined in this Agreement,
          -------       -----------
terms with initial capital letters not otherwise defined herein have the respective meanings set forth in the Indenture. In addition, the following terms with initial capital letters have the following meanings:

          "Applicable Priority" means, with respect to the Senior Lien, first
           -------------------
priority and, with respect to the Junior Lien, second priority, subject only to the Senior Lien.

          "Charges" means all federal, state, county, city, municipal or other
           -------
taxes, levies, assessments or charges that, if not paid when due, may result in a Lien of any Governmental Authority against Collateral.

          "Collateral" has the meaning set forth in Section 2.1.
           ----------

          "Contractual Obligation" means, as applied to any Person, any
           ----------------------
provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement, or other instrument to which that Person is a party or by which it or any of its owned properties is bound or to which it or any of its owned properties is subject.

          "Event of Default" has the meaning set forth in Section 5.1.
           ----------------

          "Junior Lien" has the meaning set forth in Section 2.2.
           -----------

          "Permitted Intercompany Loan Obligations" has the meaning set forth in
           ---------------------------------------
Section 2.2.

          "Pledged Collateral" has the meaning set forth in Section 4.1.1.
           ------------------

          "Proceeds" has the meaning set forth in Section 2.1.
           --------

          "Secured Obligations" has the meaning set forth in Section 2.2.
           -------------------


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------

          "Secured Parties" means, collectively, the Collateral Agent, the
           ---------------
Trustee, the Holders, and, solely with respect to the Junior Lien, Company, and the respective successors and permitted assigns of such Persons.

          "Security Interest" has the meaning set forth in Section 2.1.
           -----------------

          "Senior Lien" has the meaning set forth in Section 2.2.
           -----------

          "Subsidiary Guarantee Obligations" has the meaning set forth in
           --------------------------------
Section 2.2.

          "Supplemental Documentation" means financing statements, continuation
           --------------------------
statements, consent, acknowledgments, assignments, schedules of Collateral and any other instruments or documents necessary or requested by the Collateral Agent (i) to perfect and maintain perfected the Security Interest on any Collateral or (ii) to enable the Collateral Agent to receive all interest, dividends and distributions from time to time paid with respect to, and all Proceeds of, all Collateral which the Collateral Agent is entitled to receive hereunder.

          "UCC" means the Uniform Commercial Code (as amended from time to time)
           ---
of the State of Texas.

          Section 1.2.  Related Matters.
                        ---------------

          1.2.1. Terms Used in the UCC. Unless the context clearly otherwise
                 ---------------------
requires, all lower-case terms used and not otherwise defined herein that are used or defined in Article 9 or 8 (or any equivalent subpart) of the UCC have the same meanings herein.

          1.2.2. Construction. Unless the context of this Agreement clearly
                 ------------
requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, and "including" is not limiting. The words "hereof", "herein", "hereby", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole (including the Preamble, the Recitals and all Schedules and Exhibits) and not to any particular provision of this Agreement. Article, section, subsection, exhibit, recital, preamble and schedule references in this Agreement are to this Agreement unless otherwise specified. References in this Agreement to any agreement, other document or law "as amended" or "as may be amended from time to time" or to amendments of any document or law shall include any amendments, supplements, replacements, renewals or other modifications.

          1.2.3. Determinations. Any determination or calculation contemplated
                 --------------
by this Agreement that is made by the Collateral Agent shall be final and conclusive and binding upon each Pledgor and Company, in the absence of manifest error. References in this Agreement to "determination" by the Collateral Agent include good faith estimates (in the case of quantitative determinations) and good

                      Form of Subsidiary Pledge Agreement
                      -----------------------------------
faith beliefs (in the case of qualitative determinations). All references herein to "discretion" of the Collateral Agent (or terms of similar import) shall mean "absolute and sole discretion." All consents and other actions of the Collateral Agent contemplated by this Agreement may be given, taken, withheld or not taken in the Collateral Agent's discretion (whether or not so expressed), except as otherwise expressly provided herein.

          1.2.4.  Governing Law. Except to the extent otherwise required under
                  -------------
Applicable Law, the UCC shall govern the attachment, perfection, priority and enforcement of the Security Interest and all other matters to which the UCC applies pursuant to the terms thereof. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

          1.2.5.  Headings. The Article and Section headings used in this
                  --------
Agreement are for convenience of reference only and shall not affect the construction hereof.

          1.2.6.  Severability. If any provision of this Agreement or any Lien
                  ------------
or other right hereunder shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision, Lien or other right shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions herein or any other Lien or right granted hereby or the validity, legality or enforceability of such provision, Lien or right in any other jurisdiction.

          1.2.7.  Exhibits and Schedules. All of the appendices, exhibits and
                  ----------------------
schedules attached to this Agreement shall be deemed incorporated herein by reference.

                                  ARTICLE 2.


                  THE SECURITY INTEREST; SECURED OBLIGATIONS
                  ------------------------------------------

          Section 2.1.  Security Interest. To secure the payment and performance
                        -----------------
of the Secured Obligations as and when due, each Pledgor hereby grants, conveys, pledges, assigns and transfers (a) to the Collateral Agent, as agent and representative for the equal and ratable benefit of the Trustee and the Holders and (b) with respect to each Pledgor that is a recipient of a Permitted Intercompany Loan, to the Collateral Agent, as agent and representative of Company, a security interest (collectively, the "Security Interest") in, all
                                                 -----------------
right, title, claim and interest of such Pledgor in and to the following property, whether now owned and existing or hereafter acquired or arising, and wherever located (such property being, collectively, the "Collateral"):
                                                          ----------

                      Form of Subsidiary Pledge Agreement
                      -----------------------------------

          2.1.1. The Specified Collateral and all certificates and instruments representing or evidencing the Specified Collateral;

          2.1.2. Any and all securities or other interests issued by any issuer of the Specified Collateral, or any successor thereto, that any Pledgor acquires or has the right to acquire from time to time in any manner in substitution for or in addition to any of the foregoing and any and all certificates and instruments representing or evidencing such securities or interests;

          2.1.3. Any and all additions to or replacements for any of the foregoing;

          2.1.4. Any and all rights, powers, remedies and privileges of such Pledgor under or with respect to any of the foregoing;

          2.1.5. Any and all proceeds and products of any of the foregoing, whether now held and existing or hereafter acquired or arising, including any and all cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of the foregoing (collectively, the "Proceeds"). "Proceeds" shall include (i) any
                                 --------      --------
options, warrants, securities or other property issued or delivered by the issuer of any Collateral as a stock dividend or distribution in connection with any reclassification, increase or reduction of capital or issued or delivered in connection with any merger or other reorganization and (ii) any property received upon the liquidation or dissolution of any issuer of any Collateral or upon or in respect of any distribution of capital.

          Section 2.2.  Secured Obligations.
                        -------------------

          2.2.1.  The Security Interest shall secure:

                  2.2.1.1. with respect to each Pledgor that is a Subsidiary Guarantor, the due and punctual payment and performance of any and all present and future obligations and liabilities such Subsidiary Guarantor of every type or description to any Secured Party, arising under or in connection with the Subsidiary Guarantee, whether for principal of, or premium, if any, or interest (including Contingent Interest) on, the Notes, expenses, indemnities or other amounts (including attorneys' fees and expenses) (collectively, the "Subsidiary
                                                                     ----------
Guarantee Obligations");
- ---------------------

                  2.2.1.2. with respect to each Pledgor, the due and punctual payment and performance of any and all present and future obligations and liabilities of such Pledgor of every type or description to Company (the assigns of which shall include the Collateral Agent, as agent for the Trustee and the Holders, pursuant to the Company Pledge Agreement), arising under or in connection with any Permitted Intercompany Note signed by it or any Permitted Intercompany Loan evidenced thereby, whether for principal thereof, or premium, if any, or interest thereon,


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                                       5
expenses, indemnities or other amounts (including attorneys' fees and expenses) (collectively, the "Permitted Intercompany Loan Obligations"); and
                    ---------------------------------------

                  2.2.1.3. with respect to each Pledgor, the due and punctual payment and performance of any and all present and future obligations and liabilities of such Pledgor of every type or description to any Secured Party, arising under or in connection with this Agreement or any other Note Document, including for reimbursement of amounts permitted to be advanced or expended by the Collateral Agent (i) to satisfy amounts required to be paid by the Pledgor under this Agreement or any other Note Document for claims and Charges, together with interest thereon to the extent provided, or (ii) to maintain or preserve any Collateral or to create, perfect, continue or protect any Collateral or the Security Interest therein, or its priority;

          in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding (all obligations and liabilities described in this Section 2.2., including, without limitation, the Subsidiary Guarantee Obligations and the Permitted Intercompany Loan Obligations, are collectively referred to herein as the "Secured Obligations").
     -------------------

          Section 2.3.  Subordination of Junior Lien. With respect to any
                        ----------------------------
Pledgor that is both a Guarantor and an obligor with respect to a Permitted Intercompany Loan, the Security Interest granted by such Pledgor to the Collateral Agent as security for Permitted Intercompany Loan Obligations (the "Junior Lien") shall at all times be and remain unconditionally subordinate,
 -----------
junior and subject to the Security Interest granted by such Pledgor to the Collateral Agent as security for the Subsidiary Guarantee Obligations (the "Senior Lien"). The Senior Lien shall at all times be and remain unconditionally
 -----------
superior and prior in right of payment and enforcement to the Junior Lien, regardless of (i) the order or time as of which these Liens are granted or attach to any or all of the Collateral, (ii) the order or time of UCC or other filings or recordings, physical possessing of any of the Collateral or other steps of perfection, (iii) whether the debt secured by the Senior Lien is outstanding on the date hereof or hereafter incurred or arising and, if hereafter incurred or arising, whether incurred or arising pursuant to commitment or otherwise, (iv) any amendment to the Subsidiary Guarantee or (v) any other circumstance, whether or not similar to any of the foregoing, that might otherwise cause such subordination to become unenforceable or otherwise without force and effect; provided that this subordination shall be without any
                          --------
force or effect with respect to any Collateral (or any distribution at any time made with respect thereto) if, and to the extent that, a court of appropriate jurisdiction shall issue an order avoiding, subordinating or otherwise invalidating the Senior Lien on such Collateral. The parties hereto intend that the Junior


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------

Lien shall at all times be separate and apart from the Senior Lien, notwithstanding that the holder of both such Liens may be the Collateral Agent, and that such liens shall not be merged.

                                  ARTICLE 3.

                        WARRANTIES AND REPRESENTATIONS
                        ------------------------------

          Each Pledgor makes the following representations and warranties, all of which shall survive until termination of this Agreement pursuant to Section 6.7.

          Section 3.1.  Organization, Powers and Good Standing. Each Pledgor is
                        --------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority and the legal right to own and operate its properties and to carry on its business as heretofore conducted and proposed to be conducted. Each Pledgor has all requisite corporate power and authority to enter into this Agreement and the other Note Documents to which it is a party and to carry out the transactions contemplated hereby and thereby. Each Pledgor possesses all Governmental Approvals, in full force and effect, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of its properties and conduct of its business as now conducted, and is not in violation thereof. Each Pledgor is duly qualified and in good standing as a foreign corporation in each state where the nature of its business activities conducted or properties owned or leased requires it to be so qualified except where the failure to do so would not have a material adverse effect on the business, assets, results of operations or financial condition of such Pledgor, the ability of such Pledgor to perform its obligations hereunder or the Collateral or Security Interest.

          Section 26.  Authorization, Binding Effect, No Conflict, Etc. The
                       -----------------------------------------------
execution, delivery and performance by each Pledgor of this Agreement and each other Note Document to which it is a party have been duly authorized by all necessary corporate action. This Agreement and each such other Note Document have been duly executed and delivered by each Pledgor party thereto and such agreements are the legal, valid and binding obligations of such Pledgor, enforceable against it in accordance with their respective terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally. The execution, delivery and performance by any Pledgor of this Agreement and each other Note Document to which such Pledgor is a party, and the consummation of the transactions contemplated hereby or thereby, or the exercise by the Collateral Agent of any of the voting and other rights or remedies hereunder, do not and will not (i) violate any provision of the charter or bylaws of such Pledgor, (ii) conflict with, result in a breach of or constitute (or, with the giving of notice or lapse of time, or both, constitute) a default under, or require the approval or consent of any Person pursuant to, any Contractual Obligation


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------
of such Pledgor or violate any provision of Applicable Law binding on such Pledgor or (iii) result in the creation or imposition of any Lien (other than a Permitted Lien) of any nature whatsoever upon any of such Pledgor's assets except for Liens created under this Agreement and the other Note Documents. Except for filings and recordings in connection with the perfection of Liens created by the Loan Documents, all of which have been made and are in full force and effect, no Governmental Approval is or will be required in connection with the execution, delivery and performance by any Pledgor of this Agreement or any other Note Document to which any Pledgor is a party, or the consummation of the transactions contemplated hereby or thereby, or the exercise by the Collateral Agent of any of the voting and other rights or remedies hereunder, or to ensure the legality, validity or enforceability hereof or thereof, except as may be required in connection with the disposition of Collateral by laws affecting the offering and sale of securities generally.

          Section 3.3.  Filings, Etc. Duly executed financing statements
                        ------------
containing a correct description of the Collateral have been delivered to the Collateral Agent for filing in every governmental office in every state, county and other jurisdiction in which the principal place of business or the chief executive office of any Pledgor is located and in each other jurisdiction in which such action is necessary to establish a valid and perfected Lien in favor of the Collateral Agent in all Collateral in which a Lien may be perfected by filing, and no further or subsequent filing, recording or registration is necessary in any such jurisdiction, except as provided under Applicable Law with respect to the filing of continuation statements.

          Section 3.4.  Locations of Offices and Names. (i) Each Pledgor's chief
                        ------------------------------
executive office and principal place of business is located at the address set forth on Schedule 3.4., (ii) all other places of business of the Pledgors and all other locations at which any tangible Collateral or books and records related to any Collateral are located are set forth on Schedule 3.4., (iii) each Pledgor's federal tax identification number is set forth on Schedule 3.4. and
(iv) there are no prior or current trade or legal names used to identify any Pledgor in its business or in the ownership of its properties other than those set forth on Schedule 3.4.

          Section 3.5.  Title to Collateral; Validity and Perfection of Security
                        --------------------------------------------------------
Interest; Absence of Other Liens.
- --------------------------------

          3.5.1. Subject to Permitted Liens, the Pledgors have good and marketable title to all Collateral. The Security Interest constitutes a valid and, upon delivery of all Pledged Collateral to the Collateral Agent pursuant to
Section 4.1. and the filing of financing statements covering the Collateral with the appropriate Governmental Authorities, perfected Lien in all of the Collateral that secures payment and performance of the Secured Obligations.


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------

          3.5.2. The Collateral is free and clear of all Liens other than the Security Interest and other Permitted Liens.

          Section 3.6.  Regarding the Pledged Stock. Schedule 3.6. sets forth
                        ---------------------------
the number of authorized and the number of issued shares of each class of Capital Stock of each issuer of Pledged Stock. The Pledged Stock includes all issued and outstanding shares of Capital Stock of each issuer thereof. All outstanding Capital Stock of each such issuer has been duly authorized, validly issued and is fully paid and non-assessable. There are no outstanding options, warrants, convertible securities or other rights, contingent or absolute, to acquire any Capital Stock of any such issuer, except as set forth on Schedule 3.6.

                                  ARTICLE 4.

                           COVENANTS AND AGREEMENTS
                           ------------------------

          Section 4.1.  Delivery of Pledged Collateral, Etc.
                        -----------------------------------

          4.1.1. On the date hereof, each Pledgor is delivering to the Collateral Agent certificates or instruments in respect of all Specified Collateral that exists on such date, the physical possession of which is necessary in order for the Security Interest to be perfected or delivery of which was requested by the Collateral Agent to assure the priority of the Security Interest therein (such Collateral being "Pledged Collateral"). Each
                                                  ------------------
Pledgor shall deliver to the Collateral Agent promptly after acquisition thereof all Pledged Collateral acquired after the date hereof. All Pledged Collateral shall be in suitable form for transfer by delivery, or be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. Subject only to the revocable rights specified in Section 4.7., the Collateral Agent shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in the name of the Collateral Agent or its nominee any or all of the Collateral. It is expressly acknowledged that such registration of the Collateral in the name of the Collateral Agent or its nominee is solely for the purpose of assuring that the Collateral Agent receives all cash and stock dividends and other property from time to time distributed with respect to the Collateral and shall not be deemed to constitute the Collateral Agent the owner (beneficial or otherwise) of any Collateral for any other purpose, except to the extent contemplated by Section 4.7. and Article 5. Without limitation, the Collateral Agent shall not be deemed to "control" the Collateral or the issuer thereof for purposes of any Applicable Laws (including securities, environmental, tax, bankruptcy or other laws, but excluding the UCC) as a result of the Collateral being registered in the name of the Collateral Agent. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Specified Collateral for certificates or instruments of smaller or larger denominations.


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------

          4.1.2. Without limiting subsection 4.1.1., but subject to Section 4.7.1.2., if any Pledgor receives or becomes entitled to receive any securities issued by any issuer of Specified Collateral, or any successor thereto, in any manner in substitution for or in addition to the Pledged Collateral, or if any Pledgor shall become entitled to receive or shall receive any securities or other property in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Collateral or any other Collateral, such Pledgor shall receive the same as the agent for the Collateral Agent, and shall hold the same in trust for and deliver the same promptly to the Collateral Agent in the exact form in which received, together with appropriate instruments of transfer or assignments in blank, to be held by the Collateral Agent as Collateral hereunder.

          Section 4.2.  Further Assurances. Each Pledgor shall, at its own
                        ------------------
expense, promptly perform such acts as may be necessary, or that the Collateral Agent may request at any time, to assure the attachment, perfection and Applicable Priority of the Security Interest, to exercise the rights and remedies of the Secured Parties hereunder or to carry out the intent of this Agreement. Without limitation, each Pledgor shall execute and deliver (or cause any third party to execute and deliver) to the Collateral Agent, at any time and from time to time, all Supplemental Documentation, in form and substance acceptable to the Collateral Agent.

          Section 4.3.  Power of Attorney. Each Pledgor hereby irrevocably
                        -----------------
appoints (the appointment being irrevocable because it is coupled with an interest) the Collateral Agent and its employees and agents as such Pledgor's true and lawful attorneys-in-fact, with full power of substitution, do all things (i) required to be done by such Pledgor under this Agreement or the other Note Documents and (ii) that the Collateral Agent may deem reasonably necessary or advisable to assure the attachment, perfection and Applicable Priority of the Security Interest or otherwise to exercise the rights and remedies of the Secured Parties hereunder or carry out the intent of this Agreement (including by voting any Collateral as contemplated by Section 4.7.), in each case irrespective of whether a Default or Event of Default then exists (except as otherwise provided herein) and at the Pledgor's expense. Without limitation, the Collateral Agent and its officers and agents shall be entitled to do all of the following, as fully as any Pledgor might:

          4.3.1. to sign the name of such Pledgor on any Supplemental Documentation and to deliver and file such Supplemental Documentation to or with such Persons as the Collateral Agent, in its discretion, may elect; and

          4.3.2. to affix, by facsimile signature or otherwise, the general or special endorsement of any Pledgor, in such manner as the Collateral Agent shall deem advisable, to any Specified Collateral that has been delivered to or obtained by the Collateral Agent without appropriate endorsement or assignment.


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------

          The Collateral Agent shall be under no obligation whatsoever to take any of the foregoing actions. Absent bad faith or willful misconduct, the Collateral Agent and its shareholders, directors, officers, employees and agents shall have no liability or responsibility for any act taken with respect thereto. A copy of this Agreement and, if applicable, a statement by the Collateral Agent that an Event of Default exists shall be conclusive evidence of the Collateral Agent's right to act under this Section 4.3. as against all third parties.

          Section 4.4.  Changes of Locations of Collateral, Offices, Name or
                        ----------------------------------------------------
Structure. The Pledgors shall give the Collateral Agent 15 Business Days' notice
- ---------
prior to the adoption of any trade name or any change of name, chief executive office, principal place of business, identity or corporate structure.

          Section 4.5.  Payment of Charges and Claims. Each Pledgor shall
                        -----------------------------
promptly pay (i) all Charges imposed upon any Collateral, and (ii) all claims that have become due and payable and, under Applicable Law, have or may become Liens upon any Collateral, in each case before any penalty shall be incurred with respect thereto. If any Pledgor fails to pay or obtain the discharge of any Charge, claim or Lien required to be paid or discharged under this Section 4.5. and asserted against any Collateral, such Pledgor shall so notify the Collateral Agent and, regardless of whether such notice is given, the Collateral Agent may, at any time and from time to time, in its discretion and without waiving or releasing any obligation of such Pledgor under this Agreement or the other Note Documents or waiving any Default or Event of Default, make such payment, obtain such discharge or take such other action with respect thereto as the Collateral Agent deems advisable.

          Section 4.6.  Continuing Obligations of the Pledgors; Duty of Care;
                        -----------------------------------------------------
Indemnification.
- ---------------

          4.6.1. Anything herein to the contrary notwithstanding, (i) the relevant Pledgor shall remain liable under the respective Governing Agreement to the extent set forth therein to perform its duties and obligations thereunder, and shall receive all allocations of income, gain, expense, loss and other items, to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations under such Governing Agreement, and (iii) the Secured Parties shall not have any obligation or liability, and shall receive no allocations of income, gain, expense, loss or other items, under such Governing Agreement or Applicable Law by reason of this Agreement, nor shall the Secured Parties be obligated to perform any of the obligations or duties of any Pledgor thereunder, to make any payment of Taxes or other amounts, to make any inquiry as to the nature or sufficiency of any payment received by such Pledgor or the Collateral Agent or the sufficiency of any performance by any party under such Governing Agreement or to take any action to collect or enforce any claim for payment assigned hereunder. The Secured Parties shall not by reason of this


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------

Agreement or the exercise of any remedies hereunder become responsible or liable in any manner or to any extent for the obligations and liabilities of any Interest Issuer or any Pledgor, whether now existing or hereafter incurred.

          4.6.2. The Collateral Agent shall not have any duty of care with respect to the Collateral, other than an obligation to exercise reasonable care with respect to Collateral in its possession; provided that (i) the Collateral
                                              --------
Agent shall be deemed to have exercised reasonable care if Collateral in its possession is accorded treatment substantially comparable to that which the Collateral Agent accords its own property and (ii) the Collateral Agent shall have no obligation to take any actions to preserve rights against other parties with respect to any Collateral. Without limitation, the Collateral Agent shall
(A) bear no risk or expense with respect to any Collateral and (B) have no duty with respect to calls, conversions, presentments, maturities, notices or other matters relating to Collateral, or to maximize interest or other returns with respect thereto.

          4.6.3. Each Pledgor hereby agrees to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents against any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Agreement or any action taken or omitted by them hereunder (including such obligations and liabilities of the Interest Issuer or of any Pledgor for Taxes), except to the extent a court holds in a final and nonappealable judgment that they resulted from the gross negligence or willful misconduct of such Persons against and from all such obligations and liabilities.

          4.6.4. The Collateral Agent may at any time deliver or redeliver the Collateral or any part thereof to any Pledgor and the receipt of any of the same by such Pledgor shall be complete and full acquittance for the Collateral so delivered, and the Collateral Agent thereafter shall be discharged from any liability or responsibility therefor.

          Section 4.7.  Voting and Other Consensual Rights;  Distributions.
                        --------------------------------------------------

          4.7.1.  So long as no Default shall exist:

                  4.7.1.1. Each Pledgor shall be entitled to exercise any and all voting and management rights pertaining to any Collateral, for any purpose not inconsistent with the terms of this Agreement and the other Note Documents; provided, however, that such Pledgor shall not exercise any such right if it
- --------  -------
would result in a Default or an Event of Default or have a material adverse effect on: (i) the business, assets, results of operations or financial condition of Company and its Subsidiaries taken as a whole, (ii) the ability of such Pledgor to perform its obligations hereunder or


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------
under any other Note Document to which it is a party or (iii) the Collateral or the Security Interest.

                  4.7.1.2. Except as otherwise provided herein, each Pledgor shall be entitled to receive and retain and use free of the Security Interest any and all cash and other property paid or otherwise distributed in respect of the Collateral; provided, however, that any and all (i) dividends and other
                --------  -------
distributions paid or payable other than in cash or in the form of Pledged Stock, and (ii) cash paid upon or in respect of any of the Specified Collateral upon or in respect of the liquidation or dissolution of any issuer thereof or upon or in respect of any distribution of capital or redemption or exchange of any Specified Collateral, shall be delivered to the Collateral Agent, in the exact form received, to be held as Collateral hereunder.

          4.7.2. So long as a Default shall exist, at the sole option of the Collateral Agent, any or all rights of the Pledgors to exercise voting and management rights and to receive cash and other property distributed in respect of Collateral as permitted by Sections 4.7.1.1. and 4.7.1.2., shall cease, at the option of the Collateral Agent, and the Collateral Agent, if and when it notifies the Pledgors of the exercise of such option, shall have the sole right to exercise any or all such voting rights and receive and to hold as Collateral any or all such cash and other property.

          4.7.3. All cash and other property required to be delivered to the Collateral Agent hereunder shall, if received by any Pledgor, be received in trust for the benefit of the Secured Parties, be segregated from the other property of the Pledgors, and promptly be delivered to the Collateral Agent in the same form as so received (with any appropriate endorsements or assignments).

                                  ARTICLE 5.

               EVENTS OF DEFAULT: RIGHTS AND REMEDIES ON DEFAULT
               -------------------------------------------------

          Section 5.1.  Event of Default. The occurrence of one or more  "Events
                        ----------------
of Default" (as defined in the Indenture shall constitute an "Event of Default" hereunder.

          Section 5.2.  Remedies. If there occurs an Event of Default, then,
                        --------
whether or not all the Secured Obligations shall have become immediately due and payable:

          5.2.1. In addition to all its other rights, powers and remedies under this Agreement and Applicable Law, the Collateral Agent shall have, and may exercise, any and all of the rights, powers and remedies of a secured party under the UCC, all of which rights, powers and remedies shall be cumulative and not exclusive, to the extent permitted by Applicable Law.


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------

          5.2.2. The Collateral Agent shall have the right, all at the Collateral Agent's sole option and as the Collateral Agent in its discretion may deem necessary or advisable, to do any or all of the following:

                  5.2.2.1. to foreclose the Security Interest by any available judicial procedure or without judicial process;

                  5.2.2.2. to notify obligors on the Collateral that the Collateral has been assigned to the Collateral Agent and that all payments thereon are to be made directly and exclusively to or as specified by the Collateral Agent;

                  5.2.2.3. to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral;

                  5.2.2.4. to exercise all rights and powers under the Governing Agreements; and

                  5.2.2.5. to exercise any and all other rights, powers, privileges and remedies of an owner of the Collateral, including rights of conversion, exchange or subscription or other rights or upon the exercise by any Pledgor or the Collateral Agent of any right, power or privilege pertaining to the Collateral, the right to deposit and deliver any and all of the Collateral to any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine to be appropriate, all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to the Pledgors to exercise any such right, power or privilege and shall not be responsible for any failure so to do or delay in so doing.

          5.2.3. The Collateral Agent shall have the right to sell or otherwise dispose of all or any Collateral at public or private sale or sales, with such notice as may be required by Section 5.4., in lots or in bulk, at any exchange, over the counter or at any of the Collateral Agent's offices or elsewhere, for cash or on credit, with or without representations or warranties, all as the Collateral Agent, in its discretion, may deem advisable. The Collateral need not be present at any such sales. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. The Collateral Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Collateral Agent may purchase all or any part of the Collateral at public or, if permitted by Applicable Law, private sale, and in lieu of actual payment of the purchase price, the Collateral Agent may apply against such purchase price any amount


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------
of the Secured Obligations. Each Pledgor agrees that any sale of Collateral conducted by the Collateral Agent in accordance with the foregoing provisions of this Section shall be deemed to be a commercially reasonable sale under Section 9-504 of the UCC.

          5.2.4. The Collateral Agent shall not be required to register or qualify any of the Collateral that constitutes securities under applicable state or federal securities laws in connection with any sale or other disposition thereof if such disposition is effected in a manner that complies with all applicable federal and state securities laws. The Collateral Agent shall be authorized, with respect to any disposition that is not so registered or qualified, to restrict (if it deems it advisable to do so) the prospective bidders or purchasers to persons who will represent and agree that they are "accredited investors" or "qualified institutional buyers" under Applicable Law and purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof. If any such Collateral is sold at private sale, each Pledgor agrees that if such Collateral is sold in a manner that the Collateral Agent in good faith believes to be reasonable under the circumstances then existing, then (i) the sale shall be deemed to be commercially reasonable in all respects, (ii) such Pledgor shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (iii) the Collateral Agent shall not incur any liability or responsibility to any Pledgor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Each Pledgor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by the Collateral Agent of any such Collateral for an amount substantially less than the price that might have been achieved had the Collateral been so traded may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell Collateral that is privately traded.

          Section 5.3.  Application of Proceeds.
                        -----------------------

          5.3.1. Any cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral following the occurrence of an Event of Default may be held by the Collateral Agent as Collateral and/or then or at any time thereafter applied as follows:

                  5.3.1.1. first, to the Collateral Agent to pay all advances, charges, costs and expenses payable to the Collateral Agent pursuant to Section 6.1.;

                  5.3.1.2. second, to pay the Subsidiary Guarantee Obligations in the order set forth in the Indenture with respect to the obligations of Company underlying such obligations; and

                  5.3.1.3. third, to pay accrued interest on and principal of Permitted Intercompany Loans.


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------

          5.3.2. Each Pledgor and any other Person then obligated therefor shall pay to the Collateral Agent on demand any deficiency with regard to the Secured Obligations that may remain after such sale, collection or realization of, from or upon the Collateral.

          5.3.3. Payments received from any third party on account of any Collateral shall not reduce the Secured Obligations until paid in cash to the Collateral Agent. The application of proceeds by the Collateral Agent shall be without prejudice to the Collateral Agent' rights as against any Pledgor or other Persons with respect to any Secured Obligations that may then be or remain unpaid.

          5.3.4. If at any time after an Event of Default any Pledgor or Company receives any collections upon or other Proceeds of any Collateral, whether in the form of cash, notes or otherwise, such Proceeds shall be received in trust for the Secured Parties (or the Collateral Agent and Holders, in the case of Proceeds received by Company) and such Pledgor or Company shall keep all such Proceeds separate and apart from all other funds and property so as to be capable of identification as the property of the Secured Parties and promptly deliver such Proceeds to the Collateral Agent in the identical form received.

          Section 5.4.  Notice of Sale. Unless the Collateral is perishable or
                        --------------
threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will send or otherwise make available to each Pledgor reasonable notice of the time and place of any public sale or of the time on or after which any private sale of any Collateral is to be made. Each Pledgor agrees that any notice required to be given by the Collateral Agent of a sale or other disposition of Collateral, or any other intended action by the Collateral Agent, that is received in accordance with the provisions set forth in Section 6.4. ten days prior to such proposed action shall constitute commercially reasonable and fair notice thereof to the Pledgors. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided for in this Section 5.4.

                                   ARTICLE 6.

                                    GENERAL
                                    -------

          Section 6.1.  Collateral Agent's Expenses, Including Attorneys' Fees.
                        ------------------------------------------------------
Regardless of the occurrence of a Default or Event of Default, the Pledgors jointly and severally agree to pay to the Collateral Agent any and all advances, charges, costs and expenses, including the reasonable fees and expenses of counsel and any


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------
experts or agents, that the Collateral Agent may reasonably incur in connection with (i) the administration of this Agreement, including any amendment thereto, or any workout or restructuring, (ii) the creation, perfection or continuation of the Security Interest or protection of its priority or the Collateral, including the discharging of any prior or junior Lien or adverse claim against the Collateral or any part thereof that is not permitted hereby or by the Indenture, (iii) the custody, preservation or sale of, collection from, or other realization upon, any of the Collateral, (iv) the exercise or enforcement of any of the rights, powers or remedies of the Collateral Agent under this Agreement or under Applicable Law (including attorneys' fees and expenses incurred by the Collateral Agent in the collection of Collateral deposited with the Collateral Agent and amounts incurred in connection with the operation, maintenance or foreclosure of the Security Interest) or any bankruptcy proceeding or (v) the failure by any Pledgor to perform or observe any of the provisions hereof. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest at the Default Rate.

          Section 6.2.  Amendments and Other Modifications. No amendment of any
                        ----------------------------------
provision of this Agreement (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the Collateral Agent. Any waiver or consent relating to any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances. Each Person that becomes a Pledgor after the date hereof makes the representations and warranties set forth in Article 3. Notwithstanding the first sentence of this Section, such Pledgor may amend Schedules A-1 and
3.6. to provide the information contemplated thereby with respect to such Pledgor and its Collateral, and the consent of the Collateral Agent will not be required for such amendment.

          Section 6.3.  Cumulative Remedies; Failure or Delay. The rights and
                        -------------------------------------
remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Collateral Agent under Applicable Law , the other Note Documents or otherwise. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or remedy under this Agreement shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

          Section 6.4.  Notices. All notices and other communications under this
                        -------
Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 6.4., notices and other communications shall be


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------
given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated on Schedule 105 of the Indenture.

          Section 6.5.  Successors and Assigns. This Agreement shall be binding
                        ----------------------
upon and, subject to the next sentence, inure to the benefit of each Pledgor and the Collateral Agent and their respective successors and assigns. No Pledgor shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent. The benefits of this Agreement shall pass automatically with any assignment of the Secured Obligations (or any portion thereof), to the extent of such assignment.

          Section 6.6.  Payments Set Aside. Notwithstanding anything to the
                        ------------------
contrary herein contained, this Agreement, the Secured Obligations and the Security Interest shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Secured Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Secured Party in connection with any bankruptcy, reorganization or similar proceeding involving any Pledgor, any other party liable with respect to the Secured Obligations or otherwise, if the proceeds of any Collateral are required to be returned by such Secured Party under any such circumstances or if any Secured Party reasonably elects to return any such payment or proceeds or any part thereof in its discretion, all as though such payment had not been made or such proceeds not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement shall have been cancelled or surrendered or the Security Interest or any Collateral shall have been released or terminated in connection with such cancellation or surrender, this Agreement and the Security Interest and such Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Pledgors in respect of the amount of the affected payment or application of proceeds, the Security Interest or such Collateral.

          Section 6.7.  Continuing Security Interest; Termination. Except as
                        -----------------------------------------
otherwise provided in the Indenture with respect to the release of Collateral under certain circumstances, this Agreement shall create a continuing security interest in the Collateral and, except as provided below, the Security Interest and all agreements, representations and warranties made herein shall survive until, and this Agreement shall terminate only upon, the indefeasible payment in full of the Secured Obligations. Any investigation at any time made by or on behalf of any Secured Party shall not diminish the right of the any Secured Party to rely on any such agreements, representations or warranties herein. Notwithstanding anything in this Agreement or Applicable Law to the contrary, the agreements of the Pledgors set forth in Sections 4.6.3. and 6.1. shall survive the payment of all other Secured Obligations and the termination of this Agreement.


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------

          Section 6.8.  Waiver and Estoppel. Except as otherwise provided in
                        -------------------
this Agreement, each Pledgor hereby waives: (i) presentment, protest, notice of dishonor, release, compromise, settlement, extension or renewal and any other notice of or with respect to the Secured Obligations and hereby ratifies and confirms whatever the Collateral Agent may do in this regard; (ii) notice prior to taking possession or control of any Collateral or any bond or security that might be required by any court prior to allowing the Collateral Agent to exercise any of their rights, powers or remedies; (iii) the benefit of all valuation, appraisement, redemption and exemption laws; (iv) any rights to require marshalling of the Collateral upon any sale or otherwise to direct the order in which the Collateral shall be sold; (v) any set-off; and (vi) any rights to require the Collateral Agent to proceed against any Person, proceed against or exhaust any Collateral or any other security interests or guaranties or pursue any other remedy in the Collateral Agent' power, or to pursue any of such rights in any particular order or manner, and any defenses arising by reason of any disability or defense of any Person.

          Section 6.9.  Execution in Counterparts. This Agreement may be
                        -------------------------
executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          Section 6.10.  Complete Agreement. This Agreement, together with the
                         ------------------
exhibits and schedules hereto and the other Note Documents, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

          Section 6.11.  Limitation of Liability. No claim shall be made by any
                         -----------------------
Pledgor against the Collateral Agent or the Affiliates, directors, officers, employees or agents of the Collateral Agent for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement and the other Note Documents, or any act, omission or event occurring in connection therewith; and each Pledgor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          Section 6.12.  Conflicting Agreements; Collateral Specifically Covered
                         -------------------------------------------------------
by Other Agreements. To the extent the terms and provisions of this Agreement
- -------------------
conflict with the terms and provisions of the Subsidiary Security Agreement or any other Collateral Document, the terms and provisions of this Agreement shall govern as they relate to the Collateral.


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                                    Pledgors:
                                    --------

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------


                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------


                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------


                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------


                                    Company:
                                    -------

                                    USTRAILS INC., a Nevada corporation

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------

                                    Collateral Agent:
                                    ----------------

                                    FLEET NATIONAL BANK, a national banking
                                    association, as Collateral Agent


                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------


                      Form of Subsidiary Pledge Agreement
                      -----------------------------------

                                                                    SCHEDULE A-1

                                 PLEDGED STOCK
                                 -------------


              Form of Subsidiary Pledge Agreement - Schedule A-1
              --------------------------------------------------

                                                                   SCHEDULE 3.4.

                        SCHEDULE OF LOCATIONS AND NAMES
                        -------------------------------


               (Corporate Office)
 Entity        Chief Executive Office   Other Locations          Fed. Tax I.D.#
- --------------------------------------------------------------------------------




              Form of Subsidiary Pledge Agreement - Schedule 3.4
              --------------------------------------------------

                                                                   SCHEDULE 3.6.

                   CAPITALIZATION OF ISSUERS OF PLEDGED STOCK
                   ------------------------------------------

                             Number of    No. of    Percentage
Pledgor    Issuer  Class of  Authorized   Issued     of Total
- -------    ------  --------  ----------   ------     --------
                     Stock     Shares     Shares   Outstanding
                     -----     ------     ------   -----------



               Form of Subsidiary Pledge Agreement - Exhibit 3.6
               -------------------------------------------------

                                                                     EXHIBIT D-1

                                    FORM OF
                                    -------
                           COMPANY SECURITY AGREEMENT
                           --------------------------

          COMPANY SECURITY AGREEMENT, dated as of ______________ (as may be amended from time to time, the "Agreement"), by and between USTrails Inc., a
                                ---------
Nevada corporation (the "Grantor"), and Fleet National Bank, a national banking
                         -------
association ("Fleet"), as Trustee for the Persons that now or in the future are
              -----
holders of the Notes (as defined below) issued under the Indenture described below (the "Holders") (the "Trustee").
            -------         -------

                                R E C I T A L S
                                - - - - - - - -

          A. Pursuant to an Indenture dated as of July 17, 1996 (as supplemented or otherwise amended from time to time, the "Indenture") by and
                                                          ---------
among the Grantor, the Subsidiary Guarantors and Fleet, as trustee (the "Trustee"), the Grantor will issue $40,241,000 principal amount Senior Subordinated Pay-In-Kind Notes due 2003, plus the additional principal amount of Senior Subordinated Pay-in-Kind Notes issued pursuant to Section 301 of the Indenture (the "Notes"), subject to the terms and conditions set forth in the
                -----
Indenture. Capitalized terms defined in the Indenture shall, unless otherwise defined herein, have the meanings given them in the Indenture.

          B. Under the Indenture a security interest in the Collateral described herein is required to be granted to the Trustee, for the benefit of itself, and the Holders (together with their respective successors and assigns, collectively, the "Secured Parties") on the Delivery Date, as set forth herein.
                   ---------------

                               A G R E E M E N T
                               - - - - - - - - -

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE 1.

                        DEFINITIONS AND RELATED MATTERS

          Section 1.1. Definitions. The following terms with initial capital
                       -----------
letters have the following meanings:

          "Accounts" has the meaning set forth in Section 2.1.
           --------

          "Account Debtor" means any Person who is or who may become obligated
           --------------
to the Grantor on any Receivable.

          "Charges" means all federal, state, county, city, municipal or other
           -------
taxes, levies, assessments or charges that, if not paid when due, may result in a Lien of any Governmental Authority against Collateral.

          "Chattel Paper" has the meaning set forth in Section 2.1.
           -------------

          "Event of Default" has the meaning set forth in Section 5.1.
           ----------------

                      Form of Company Security Agreement
                      ----------------------------------

          "Excluded Assets" means, collectively, "Excluded Assets" as defined in
           ---------------
the Indenture and "Pledged Collateral" as defined in the Company Pledge
Agreement.

          "Notes Receivable" has the meaning set forth in Section 2.1.2.
           ----------------

          "Pledged Collateral" has the meaning set forth in Section 4.8.
           ------------------

          "Permitted Liens" means, collectively, "Permitted Liens" as defined in
           ---------------
the Indenture.

          "Permitted Sales" has the meaning set forth in Section 4.7.
           ---------------

          "Proceeds" has the meaning set forth in Section 2.1.14.
           --------

          "Receivables" means Accounts, Notes Receivable, Chattel Paper and
           -----------
other rights to the payment of money.

          "Secured Obligations" has the meaning set forth in Section 2.2.
           -------------------

          "Secured Parties" has the meaning set forth in Recital B.
           ---------------

          "Security Interest" has the meaning set forth in Section 2.1.
           -----------------

          "Supplemental Documentation" means financing statements, continuation
           --------------------------
statements, warehouse receipts, bills of lading, assignments of accounts, patents, trademarks or copyrights, schedules of Collateral, mortgages and other instruments or documents necessary or requested by the Trustee (i) to create, perfect and maintain perfected the Security Interest in any Collateral or (ii) to so that the Trustee receives all interest, dividends and distributions from time to time paid with respect to, and all Proceeds of, all Collateral the Trustee is entitled to receive hereunder.

          "UCC" means the Uniform Commercial Code (as amended from time to time)
           ---
of the State of Texas.

          Section 1.2. Related Matters. 1.2.1. Terms Used in the UCC. Unless the
                       ---------------         ---------------------
context clearly otherwise requires, all lower-case terms used and not otherwise defined herein that are used or defined in Article 9 (or any equivalent subpart) of the UCC have the same meanings herein.

                1.2.2. Construction. Unless the context of this Agreement
                       ------------
clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, and "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole (including the Preamble, the Recitals and all Schedules and Exhibits, but subject to Section 1.2.5) and not to any particular provision of this Agreement. Article, section, subsection, exhibit, recital, preamble and schedule references in this Agreement are to this Agreement unless otherwise specified. References in this Agreement to any agreement, other document or law "as amended" or "as may be amended from time to time," or to amendment of any document or law, shall include any amendments, supplements, replacements, renewals or other modifications.

                1.2.3. Determinations. Any determination or calculation
                       --------------
contemplated by this Agreement that is made by the Trustee shall be final and conclusive and binding upon the Grantor, in the absence of manifest error. References in this Agreement to


                      Form of Company Security Agreement
                      ----------------------------------

"determination" by the Trustee include good faith estimates (in the case of quantitative determinations) and good faith beliefs (in the case of qualitative determinations). All references herein to "discretion" of the Trustee (or terms of similar import) shall mean "absolute and sole discretion." All consents and other actions of the Trustee contemplated by this Agreement may be given, taken, withheld or not taken in the Trustee's discretion (whether or not so expressed), except as otherwise expressly provided herein.

          1.2.4. Governing Law. Except to the extent otherwise required under
                 -------------
Applicable Law, the UCC shall govern the attachment, perfection, priority and enforcement of the Security Interest and all other matters to which the UCC applies pursuant to the terms thereof. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

          1.2.5. Headings. The Article and Section headings used in this
                 --------
Agreement are for convenience of reference only and shall not affect the construction hereof.

          1.2.6. Severability. If any provision of this Agreement or any Lien or
                 ------------
other right hereunder shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision, Lien or other right shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions herein or any other Lien or right granted hereby or the validity, legality or enforceability of such provision, Lien or right in any other jurisdiction.

          1.2.7. Exhibits and Schedules. All of the appendices, exhibits and
                 ----------------------
schedules attached to this Agreement shall be deemed incorporated herein by reference.

                                  ARTICLE 2.

                  THE SECURITY INTEREST; SECURED OBLIGATIONS
                  ------------------------------------------

          Section 2.1. Security Interest. To secure the payment and performance
                       -----------------
of the Secured Obligations as and when due, the Grantor hereby grants, conveys, pledges, assigns and transfers to the Trustee for the benefit of the Secured Parties, a security interest (the "Security Interest") in, all right, title,
                                   -----------------
claim, estate and interest of the Grantor in and to all property and interests in property, subject to Permitted Liens and other than Excluded Assets, whether now owned and existing or hereafter acquired or arising, and wherever located (such property and interests in property, other than Excluded Assets, being, collectively, the "Collateral"), including the following (except as such
                   ----------
constitute Excluded Assets), in each case subject to Permitted Liens:

                  2.1.1. Any and all rights to payment for goods sold or leased or for services rendered, including any such rights evidenced by Chattel Paper, whether due or to become due and whether or not earned by performance (excluding any such rights evidenced by Notes Receivable, the "Accounts");
                                                    --------

                  2.1.2. Any and all negotiable instruments, promissory notes, acceptances, drafts, checks, certificates of deposit and other writings that evidence a right to the payment of money by any other Person, including the writings listed on Schedule 2.1.2. (the "Notes Receivable");
                                         ----------------

                  2.1.3. Any and all chattel paper, including writings that evidence both a monetary obligation and a security interest in or lease of specific goods (the "Chattel Paper");
                     -------------

                  2.1.4. Any and all rights to payment:


                      Form of Company Security Agreement
                      ----------------------------------

               2.1.4.1. to the extent not included in Accounts, Notes Receivable or Chattel Paper, receivable from any credit card company (such as Visa, Mastercard, American Express and Diner's Club), whether arising out of or relating to the sale of lodging, goods and services by the Grantor or otherwise; and

               2.1.4.2. of money not listed above and any and all rights, titles, interests, securities, Liens and guaranties evidencing, securing, guaranteeing payment of or in any way relating to any Receivables;

          2.1.5. Any and all goods that may at any time be held for sale or lease or to be furnished under any contract of service, be so leased or furnished, or constitute raw materials, work in process, parts, supplies or materials that are or might be used or consumed in a business or in connection with the manufacture, selling or leasing of such goods ("Inventory");
                                                         ---------

          2.1.6. Any and all equipment and other goods (excluding Inventory), including the following personal property (together with all related property described in Section 2.1.12., the "Equipment"):
                                   ---------

               2.1.6.1. machinery, machine tools, office machinery (including computers, typewriters and duplicating machines), motor vehicles, trailers, rolling stock, motors, pumps, controls, tools, parts, works of art, furniture, furnishings and trade fixtures, all athletic equipment and supplies, and all molds, dies, drawings, blueprints, reports, catalogs and computer programs related to any of the above;

               2.1.6.2. ships, boats, barges and vessels (whether under construction or completed, and any and all masts, bowsprits, boilers, engines, sails, fittings, anchors, cables, chains, riggings, tackle, apparel, furniture, capstans, outfits, tools, pumps, gears, appliances, fittings and spare and replacement parts and all other appurtenances, accessories and additions, improvements and replacements thereto, whether on board or not on board, in or to any ship, boat, barge or vessel;

               2.1.6.3. stones, wood, steel and other materials used or to be used in the building, construction, repair, renovation, refurbishment or otherwise with respect to Improvements (as defined in any Mortgage to which the Grantor is a party) or ships, boats, barges or vessels;

          2.1.7. Any and all fixtures, including machinery, equipment or appliances for generating, storing or distributing air, water, heat, electricity, light, fuel or refrigeration, for ventilating or sanitary purposes, elevators, safes, laundry, kitchen and athletic equipment, trade fixtures, and telephone, television and other communications equipment (the "Fixtures");
                                                               --------
          2.1.8. Any and all documents, whether or not negotiable, including bills of lading, warehouse receipts, trust receipts and the like (the "Documents");
 ---------

          2.1.9. Any and all stocks, bonds, general and limited partnership interests, joint venture interests, limited liability company interests and other securities, subscription rights, options, warrants, puts, calls and other rights with respect thereto, and investment and brokerage accounts (the "Securities"), including those listed on Schedule 2.1.9;
 ----------

          2.1.10. Any and all general intangibles and contract rights (together with any property listed under Section 2.1.4. above, the "General Intangibles"),
                                                          -------------------
including the following:

                      Form of Company Security Agreement
                      ----------------------------------

               2.1.10.1. insurance policies and all rights and claims therein or thereunder (including prepaid and unearned premiums), including insurance against casualty (including by fire or earthquake) or liability (including against environmental cleanup costs), title insurance, business interruption insurance and builders risk insurance, whether covering personal or real property;

               2.1.10.2. any and all leases of real or personal property, licensing agreements and other contracts (including the contracts listed on Schedule 2.1.10.2.);

               2.1.10.3. any and all Governmental Approvals, including permits, licenses, certificates of use and occupancy (or their equivalents) and zoning and other approvals, and tax and other refunds, compensation, awards, payments and relief given or made by any Governmental Authority (including condemnation awards) (the "Approvals"); and
              ---------

               2.1.10.4. deposits, surety and other bonds, choses and things in action, goodwill, computer programs, computer software (including all source and object codes, all media of any type or nature on which such source or object codes are reproduced, copied, stored or maintained), technology processes, proprietary information, patents, patent applications, copyrights, copyright applications, trademarks, trademark applications, service marks, trade and other names, trade secrets and customer lists, including the intellectual property rights listed on Schedule 2.1.10.4.

          2.1.11. Any and all books and records (including ledgers, correspondence, credit files, computer software, computer storage media and electronically recorded data) pertaining to the Grantor or any of the foregoing and all equipment, receptacles, containers and cabinets therefor;

          2.1.12. Any and all accessions, appurtenances, components, repairs, repair parts, spare parts, renewals, improvements, replacements, substitutions and additions to, of or with respect to any of the foregoing;

          2.1.13. Any and all rights, remedies, powers and privileges of the Grantor with respect to any of the foregoing; and

          2.1.14. Any and all proceeds and products of any of the foregoing, whether now held and existing or hereafter acquired or arising (collectively, the "Proceeds"). "Proceeds" shall include (i) whatever is now or hereafter
     --------     --------
received by the Grantor upon the sale, exchange, collection, other disposition or operation of any item of Collateral, whether such proceeds constitute accounts, general intangibles, instruments, securities, documents, letters of credit, chattel paper, deposit accounts, money, goods or other personal property, (ii) any items that are now or hereafter acquired by the Grantor with any Proceeds of Collateral, (iii) any amounts now or hereafter payable under any insurance policy by reason of any loss of or damage to any Collateral or the business of the Grantor, (iv) all rights to payment and payments for hotel room occupancy (and related reservations) and the sale of services or products in connection therewith and (v) the right to further transfer, including by pledge, mortgage, license, assignment or sale, any of the foregoing, provided that
                                                             --------
Proceeds shall not include any Excluded Assets.

                      Form of Company Security Agreement
                      ----------------------------------

          Section 2.2. Secured Obligations. The Security Interest shall secure
                       -------------------
the due and punctual payment and performance of any and all present and future obligations and liabilities of the Grantor of every type or description to any Secured Party under the Indenture or any other Note Document:

                2.2.1. arising under or in connection with the Indenture, whether for principal of or premium (if any) or interest on the Notes, expenses, indemnities or other amounts (including attorneys' fees and expenses); or

                2.2.2. arising under or in connection with this Agreement or any other Note Document, including for reimbursement of amounts permitted to be advanced or expended by the Trustee (i) to satisfy amounts required to be paid by the Grantor under this Agreement or any other Note Document for claims and Charges, together with interest thereon to the extent provided or (ii) to maintain or preserve any Collateral or to create, perfect, continue or protect any Collateral or the Security Interest therein, or its priority;

in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable (all obligations and liabilities described in this Section 2.2. are collectively referred to as the "Secured Obligations").
                                     -------------------

                                  ARTICLE 3.

                        WARRANTIES AND REPRESENTATIONS
                        ------------------------------

          The Grantor makes the following representations and warranties, all of which shall survive until termination of this Agreement pursuant to Section 6.7.

          Section 3.1. Filings, Etc. 3.1.1. Duly executed financing statements
                       ------------
containing a correct description of the Collateral have been delivered to the Trustee for filing in every governmental office in every state, county and other jurisdiction in which the principal or any other place of business or the chief executive office of the Grantor, or any portion of the Collateral, is located and in each jurisdiction in which such action is necessary to establish a valid and perfected Lien in favor of the Trustee in all Collateral in which a Lien may be perfected by filing, and no further or subsequent filing, recording or registration is necessary in any such jurisdiction, except as provided under Applicable Law with respect to the filing of continuation statements.

                3.1.2. All Pledged Collateral has been delivered to the Trustee to the extent required hereby.

                3.1.3. The Grantor has executed and delivered to the Trustee for filing with the United States Patent and Trademark Office a written notice in the form of Exhibit 3.1.3. (a "Notice of Security Interest in Patents and
                               ------------------------------------------
Trademarks"), duly completed and executed, with respect to each patent, patent
- ----------
application, trademark, servicemark, trademark application and servicemark application in which the Grantor has an interest.

                3.1.4. All other Supplemental Documentation necessary to perfect the Security Interest with respect to all Patents, Trademarks and Copyrights (as defined in

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                      ----------------------------------

Section 3.5.) has been delivered to the Trustee for filing in the appropriate governmental office.

          Section 3.2. Locations of Collateral, Offices and Names. (i) The
                       ------------------------------------------
Grantor's chief executive office and principal place of business is located at the address set forth on Schedule 3.2., (ii) all other places of business of the Grantor and all other locations at which any tangible Collateral or books and records related to any Collateral are (or during the past four months were) located are set forth on Schedule 3.2., (iii) the Grantor's federal tax identification number is set forth on Schedule 3.2., and (iv) there are no prior or current trade or legal names used to identify the Grantor in its business or in the ownership of its properties other than those set forth on Schedule 3.2.

          Section 3.3. Title to Collateral; Validity and Perfection of Security
                       --------------------------------------------------------
Interest; Absence of Other Liens. 3.3.1. Subject to the Permitted Liens, the
- --------------------------------
Grantor has good and marketable title to, or valid and subsisting leasehold interests in, all Collateral reflected on its financial statements as being owned or leased by it and "rights" in all other Collateral within the meaning of
Section 9-203 of the UCC.

                3.3.2. The Security Interest constitutes a valid and, upon the filing of financing statements covering the Collateral and other documents referred to in Section 3.1. with the appropriate Governmental Authorities or other Persons referred to in such Section, perfected Lien in all of the Collateral and secures payment and performance of the Secured Obligations. The Collateral is free and clear of all Liens other than the Security Interest and other Permitted Liens.

                3.3.3. Except for financing statements in favor of the Trustee, the Grantor has filed no now-effective financing statement covering the Collateral.

          Section 3.4. Notes Receivable. Schedule 2.1.2. lists all Notes
                       ----------------
Receivable of the Grantor. There are no setoffs or counterclaims or disputes existing or asserted with respect to any such Notes Receivable.

          Section 3.5. Patents, Trademarks and Copyrights. Schedule 2.1.10.4.
                       ----------------------------------
lists all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights and copyright applications (collectively, "Patents, Trademarks and Copyrights") in which the Grantor has an
                ----------------------------------
interest. Except as disclosed on Schedule 2.1.10.4., all Patents, Trademarks and Copyrights are valid and enforceable and the relevant Grantor is the sole and exclusive owner of each of the Patents, Trademarks and Copyrights, free and clear of any Liens other than Liens permitted under the Indenture (including licenses, shop rights and covenants not to sue listed on Schedule 2.1.10.4.

                                  ARTICLE 4.

                           COVENANTS AND AGREEMENTS
                           ------------------------

          Section 4.1. Further Assurances. The Grantor shall, at its own
                       ------------------
expense, perform such acts as may be necessary, or that the Trustee may request at any time, to assure the attachment and perfection of the Security Interest, to exercise the rights and remedies of the Trustee hereunder or to carry out the intent of this Agreement. Without limitation, the Grantor shall execute and deliver (or cause any third party to execute and deliver) to the Trustee, at any time and from time to time, all Supplemental Documentation, in form and substance acceptable to the Trustee.

                      Form of Company Security Agreement
                      ----------------------------------

          Section 4.2. Inspection and Verification. The Grantor shall keep or
                       ---------------------------
cause to be kept accurate and complete records of the Collateral at the Grantor's chief executive office. The Trustee and its employees and agents shall have the right, at all times during the Grantor's usual business hours upon reasonable notice, to (i) inspect, and verify the quality, quantity, value and condition of, or any other matter relating to, the Collateral, (ii) inspect all records relating thereto and to make (or require the Grantor to provide) copies of such records and (iii) enter upon all premises upon which any of the Collateral is located. Notwithstanding the foregoing, the Trustee shall not contact third parties in making such inspection or verification unless an Event of Default shall then exist.

          Section 4.3. Power of Attorney. The Grantor hereby irrevocably
                       -----------------
appoints (the appointment being irrevocable because it is coupled with an interest) the Trustee and its employees and agents as the Grantor's true and lawful attorneys-in-fact, with full power of substitution, (i) to do all things required to be done by the Grantor under this Agreement or the other Note Documents and (ii) to do all things that the Trustee may deem necessary or advisable to assure the attachment, perfection and priority of the Security Interest or otherwise to exercise the rights and remedies of the Trustee hereunder or carry out the intent of this Agreement, in each case irrespective of whether a Default or Event of Default then exists (except as provided in Section 4.3.5.,) and at the Grantor's expense. Without limitation, the Trustee and its officers and agents shall be entitled to do all of the following, as fully as the Grantor might:

                4.3.1. to sign the name of the Grantor on any Supplemental Documentation and to deliver and file such Supplemental Documentation to or with such Persons as the Trustee, in its discretion, may elect;

                4.3.2. to sign any certificate of ownership, registration card, application therefor, affidavits or documents necessary to transfer title to any of the Collateral, to receive and receipt for all licenses, registration cards and certificates of ownership;

                4.3.3. to affix, by facsimile signature or otherwise, the general or special endorsement of the Grantor, in such manner as the Trustee shall deem advisable, to any Pledged Collateral that has been delivered to or obtained by the Trustee without appropriate endorsement or assignment; and

                4.3.4. if the Grantor at any time fails to obtain or maintain any of the policies of insurance on the Collateral as required under Section 1008 of the Indenture, with endorsements as provided therein, or fails to pay any premium in whole or in part when due under such policies, to obtain and maintain such policies of insurance and pay such premiums and take such other action with respect thereto as the Trustee deems advisable.

                4.3.5. during the existence of an Event of Default, without notice to the Grantor and at such time or times as the Trustee in its discretion may determine, in the Grantor's or in the Trustee's name:

                       4.3.5.1. collect any and all amounts due to the Grantor from Account Debtors with respect to Receivables by legal proceedings or otherwise;

                       4.3.5.2. make, settle and adjust any claims under insurance policies and make any decisions with respect thereto; and

                       4.3.5.3. attend and vote at any and all meetings of the holders of Securities and to execute any and all written consents of such holders with the same effect as if

                      Form of Company Security Agreement
                      ----------------------------------
the Grantor had personally attended and voted at such meetings or had personally signed such consents.

          The Trustee shall be under no obligation whatsoever to take any of the foregoing actions, and absent bad faith or willful misconduct, the Trustee and its shareholders, directors, officers, employees and agents shall have no liability or responsibility for any act taken or omitted with respect thereto.
A copy of this Agreement and, if applicable, a statement by the Trustee that an Event of Default exists shall be conclusive evidence of the Trustee's right to act under this Section 4.3. as against all third parties.

          Section 4.4.  Changes of Locations of Collateral, Offices, Name or
                        ----------------------------------------------------
Structure. The Grantor shall not remove any Collateral, books or records to, or
- ---------
keep any Collateral, books or records or do business at, a location not set forth on Schedule 3.2., adopt a trade name or change its name, chief executive office, principal place of business, identity or corporate structure without first giving the Trustee 15 Business Days' prior written notice of such removal, change or adoption.

          Section 4.5. Payment of Charges and Claims. The Grantor shall pay (i)
                       -----------------------------
all Charges imposed upon any Collateral and (ii) all claims (including claims for labor, services and materials) that have become due and payable and, under Applicable Law, have or may become Liens (other than Permitted Liens) upon any Collateral, in each case before any penalty shall be incurred with respect thereto; provided that, unless foreclosure, levy or similar proceedings shall
         -------------
have commenced, the Grantor need not pay or discharge any such Charges or claims so long as the validity or amount thereof is being contested in good faith and by appropriate proceedings and so long as adequate reserves therefor have been established in accordance with GAAP. If the Grantor fails to pay or obtain the discharge of any Charge, claim or Lien required to be paid or discharged under this Section 4.5. and asserted against portion of the Collateral, the Trustee may, at any time and from time to time, in its discretion and without waiving or releasing any obligation of the Grantor under this Agreement or the other Note Documents or waiving any Default or Event of Default, make such payment, obtain such discharge or take such other action with respect thereto as the Trustee deems advisable.

          Section 4.6. Continuing Obligations of the Grantor; Indemnity. 4.6.1.
                       ------------------------------------------------
The Grantor shall remain liable to observe and perform all agreements and other obligations relating to or included in the Collateral (the "Contractual
                                                            -----------
Obligations") in accordance with their respective terms. The Trustee shall not
- -----------
have any duty, obligation or liability under or with respect to any such Contractual Obligations, whether by reason or arising out of this Agreement, the receipt by the Trustee of any payment relating to any such Contractual Obligation or otherwise, and the Grantor agrees to indemnify and hold harmless the Trustee from any and all such obligations and liabilities.

                4.6.2. The Trustee shall have no duty of care with respect to the Collateral, except that the Trustee shall have an obligation to exercise reasonable care with respect to Collateral in its possession; provided that (i)
                                                              --------
the Trustee shall be deemed to have exercised reasonable care if Collateral in its possession is accorded treatment substantially comparable to that which such the Trustee accords its own property, and (ii) the Trustee shall have no obligation to take any actions to preserve rights against other parties or property with respect to any Collateral. Without limitation, the Trustee shall
(A) bear no risk or expense with respect to any Collateral and (B) have no duty with respect to calls, conversions, presentments, maturities, notices or other matters relating to Pledged Collateral, or to maximize interest or other returns with respect thereto.

                4.6.3. The Trustee may at any time deliver or redeliver the Collateral or any part thereof to the Grantor and the receipt of any of the same by the Grantor shall be

                      Form of Company Security Agreement
                      ----------------------------------
complete and full acquittance for the Collateral so delivered, and the Trustee thereafter shall be discharged from any liability or responsibility therefor.

                4.6.4. The Grantor hereby agrees to indemnify and hold harmless the Trustee and its directors, officers, employees and agents against any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Agreement or any action taken or omitted by them hereunder, except to the extent a court holds in a final and nonappealable judgment that they resulted from the gross negligence or willful misconduct of such Persons against and from all such obligations and liabilities.

          Section 4.7. Sale of Collateral; Further Encumbrances. The Grantor
                       ----------------------------------------
shall not (i) except for dispositions of Inventory in the ordinary course of the Grantor's business and other dispositions not prohibited by the Indenture or the other Note Documents (collectively, "Permitted Sales") sell, lease or otherwise
                                     ---------------
dispose of any Collateral, or any interest therein, or (ii) grant or suffer to exist any Lien in or on any Collateral (except Liens permitted under the Indenture) or sign or authorize the filing of any financing statement with respect to any of the Collateral (except with respect to Liens permitted under the Indenture). Concurrently with any Permitted Sale, the Security Interest shall automatically be released from the Collateral so disposed of; provided,
                                                                    --------
however that the Security Interest shall continue in the Proceeds thereof. If
- -------
any Collateral, or any interest therein, is disposed of in violation of these provisions, the Security Interest shall continue in such Collateral or interest notwithstanding such disposition, the Person to which the Collateral or interest is being transferred shall be bound by this Agreement, and the Grantor shall deliver all Proceeds thereof to the Trustee to be held as Collateral hereunder.

          Section 4.8. Delivery of Pledged Collateral. The Grantor shall deliver
                       ------------------------------
to the Trustee, together with appropriate endorsements or documentation of assignment thereof acceptable to the Trustee, any and all Notes Receivable or Chattel Paper having a face amount, negotiable Documents evidencing title to any Collateral having a fair market value, and all certificated Securities having a fair market value, individually or in the aggregate, equal to or greater than $100,000 (collectively, the "Pledged Collateral").
                             ------------------

          Section 4.9. Protection of Security; Notice of Levy. The Grantor
                       --------------------------------------
shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and against all claims and demands and to preserve, protect and defend the Security Interest and the priority thereof, against any adverse Liens not permitted under the Note Documents. The Grantor will promptly notify the Trustee of any attachment or other legal process levied against any Collateral.

          Section 4.10. Equipment and Fixtures. The Grantor, at its expense,
                        ----------------------
shall cause the Equipment and Fixtures to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted.

                                  ARTICLE 5.

               EVENTS OF DEFAULT: RIGHTS AND REMEDIES ON DEFAULT
               -------------------------------------------------

          Section 5.1. Event of Default. The occurrence of one or more "Events
                       ----------------
of Default" (as defined in the Indenture) shall constitute an "Event of Default."

          Section 5.2. Remedies. If an Event of Default occurs, then whether or
                       --------
not all the Secured Obligations shall have become immediately due and payable:

                      Form of Company Security Agreement
                      ----------------------------------

          5.2.1. In addition to all its other rights, powers and remedies under this Agreement and Applicable Law, the Trustee shall have, and may exercise, any and all of the rights, powers and remedies of a secured party under the UCC, all of which rights, powers and remedies shall be cumulative and not exclusive, to the extent permitted by Applicable Law.

          5.2.2. The Trustee shall have the right, all at the Trustee's sole option and as the Trustee in its discretion may deem necessary or advisable, to do any or all of the following:

               5.2.2.1. to foreclose the Security Interest by any available judicial procedure or without judicial process;

               5.2.2.2. to enter upon the premises of the Grantor or any other place or places where Collateral is located through self-help and without judicial process, without giving the Grantor notice and opportunity for a hearing on the validity of the Trustee's claim and without any obligation to pay rent;

               5.2.2.3. to inspect and appraise the Collateral and to prepare, repair, assemble or process the Collateral for sale, lease or other disposition;

               5.2.2.4. to remove Collateral to the premises of the Trustee or any other location selected by the Trustee, for such time as the Trustee may desire, for any purpose not prohibited hereby;

               5.2.2.5. to apply any Collateral or any other assets of the Grantor in the possession of the Trustee to the Secured Obligations;

               5.2.2.6. to notify Account Debtors and other obligors on the Collateral that the Collateral has been assigned to the Trustee and that all payments thereon are to be made directly and exclusively to or as specified by the Trustee;

               5.2.2.7. to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral;

               5.2.2.8. to enter into any extension or reorganization agreement or any other agreement relating to or affecting the Collateral and, in connection therewith, deposit or surrender control of any Collateral or accept other property in exchange therefor;

               5.2.2.9. to settle, compromise or release, on terms acceptable to the Trustee, in whole or in part, any amounts owing on the Collateral or any insurance thereof or relating thereto or any disputes with respect thereto or such insurance;

               5.2.2.10. to receive, open and dispose of all mail addressed to the Grantor and notify postal authorities to change the address for delivery thereof to such address as the Trustee may designate, provided that the Trustee
                                                      -------------
agrees that it will promptly deliver over to the Grantor any such opened mail as does not relate to the Collateral;

               5.2.2.11. to exercise all rights and powers under Contractual Obligations included in the Collateral, including the Project Contracts; and

               5.2.2.12. to exercise any and all other rights, powers, privileges and remedies of an owner of the Collateral.

                      Form of Company Security Agreement
                      ----------------------------------

          5.2.3. The Grantor shall, at the Trustee' request, assemble the Collateral and make it available to the Trustee at a place to be designated by the Trustee. The Grantor shall make available to the Trustee all computer and other equipment of the Grantor containing books and records pertaining to the Collateral (and the assistance of the employees of the Grantor having responsibility for such equipment) and to use such computer and other equipment at no charge for the purpose of obtaining information pertaining to the Collateral, including by making copies of computer and other files and records.

          5.2.4. Until the Trustee is able to effect a sale, lease or other disposition of Collateral or any part thereof, the Trustee shall have the right to use, process or operate the Collateral or any part thereof to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Trustee. The Trustee shall have the right, without notice or demand, either in person or by agent, and without regard to the adequacy of any security for the Secured Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Taking possession of the Collateral shall not cure, waive or affect an Event of Default or notice thereof or invalidate any act done pursuant to such notice.

          5.2.5. The Trustee may, if it so elects, as a matter of strict right and without regard to the then value of the Collateral, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Trustee's remedies with respect to such appointment without prior notice or hearing. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by the court.

          5.2.6. The Trustee shall have the right to sell, lease, or otherwise dispose of all or any Collateral in its then existing condition, or after any further assembly, manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by Section 5.4., in lots or in bulk, for cash or on credit, with or without representations or warranties, all the Trustee, in its discretion, may deem advisable. The Trustee shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Trustee until the sale price is paid by the purchaser or purchasers thereof, but the Trustee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. The Trustee shall have the right to conduct such sales on the Grantor's premises or elsewhere and shall have the right to use the Grantor's premises without charge for such sales for such duration as the Trustee deem necessary or advisable. The Collateral need not be present at any such sales. To the extent necessary or desirable, in the judgment of the Trustee, to enable the Trustee to dispose of Collateral following an Event of Default, the Trustee is authorized, without any obligation for rent, license fees or other charge, to use the supplies, equipment, facilities and space at the Grantor's place of business and is hereby granted a license or other right to use, without charge, the Patents, Trademarks and Copyrights, trade secrets, names, trade names, customer lists, labels, advertising matter, and all property of a similar nature that the Grantor owns or is entitled to use, as it pertains to any Collateral, in preparing, repairing, assembling, processing, advertising for sale or lease or otherwise in connection with the disposition of any Collateral, and the Grantor's rights under all licenses and all franchise agreements shall to such extent and for such purpose inure to the Trustee' benefit. The Trustee may purchase all or any part of the Collateral at public or, if permitted by Applicable Law, private sale, and in lieu of actual payment of the purchase price, the Trustee may apply against such purchase price any amount of the Secured Obligations. The Grantor agrees that any sale of Collateral conducted by the Trustee in accordance with the foregoing provisions of this Section and Section 5.3. shall be deemed to be a commercially reasonable sale under Section 9-504 of the UCC.

                      Form of Company Security Agreement
                      ----------------------------------

          Section 5.3.  Application of Proceeds.
                        -----------------------

                5.3.1. Any cash proceeds received by the Trustee in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral following the occurrence of an Event of Default (including insurance proceeds) may be held by the Trustee as Collateral and/or then or at any time thereafter applied as follows:

                       5.3.1.1. first, to the Trustee to pay all advances, charges, costs and expenses payable to the Trustee pursuant to Section 6.1.; and

                       5.3.1.2. second, to pay the Secured Obligations in the order set forth in the Indenture.

                5.3.2. The Grantor and any other Person then obligated therefor shall pay to the Trustee on demand any deficiency with regard to the Secured Obligations that may remain after such sale, collection or realization of, from or upon the Collateral.

                5.3.3. Payments received from any third party on account of any Collateral shall not reduce the Secured Obligations until paid in cash to the Trustee. The application of proceeds by the Trustee shall be without prejudice to the Trustee's rights as against the Grantor or other Persons with respect to any Secured Obligations that may then be or remain unpaid.

                5.3.4. If at any time after an Event of Default the Grantor receives any collections upon or other Proceeds of any Collateral, whether in the form of cash, Notes Receivable or otherwise, such Proceeds shall be received in trust for the Trustee and the Grantor shall keep all such Proceeds separate and apart from all other funds and property so as to be capable of identification as the property of the Trustee and promptly deliver such Proceeds to the Trustee in the identical form received.

          Section 5.4. Notice of Sale. Unless the Collateral is perishable or
                       --------------
threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Trustee will send or otherwise make available to the Grantor reasonable notice of the time and place of any public sale or of the time on or after which any private sale of any Collateral is to be made. The Grantor agrees that any notice required to be given by the Trustee of a sale or other disposition of Collateral, or any other intended action by the Trustee, that is received in accordance with the provisions set forth in Section 6.4. ten days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Grantor. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided for in this Section 5.4.

                                  ARTICLE 6.

                                    GENERAL
                                    -------

          Section 6.1.  Trustee's Expenses, Including Attorneys' Fees.
                        ---------------------------------------------
Regardless of the occurrence of a Default or Event of Default, the Grantor agrees to pay to the Trustee any and all advances, charges, costs and expenses, including the reasonable fees and expenses of counsel and any experts or agents, that the Trustee may reasonably incur in connection with (i) the administration of this Agreement, including any amendment thereto or any workout or restructuring, (ii) the creation, perfection or continuation of the Security Interest or protection

                      Form of Company Security Agreement
                      ----------------------------------
of its priority or the Collateral, including the discharging of any prior or junior Lien or adverse claim against the Collateral or any part thereof that is not permitted hereby or by the Indenture, (iii) the custody, preservation or sale of, collection from, or other realization upon, any of the Collateral, (iv) the exercise or enforcement of any of the rights, powers or remedies of the Trustee under this Agreement or under Applicable Law (including attorneys' fees and expenses incurred by the Trustee in the collection of Collateral deposited with the Trustee and amounts incurred in connection with the operation, maintenance or foreclosure of the Security Interest) or any bankruptcy proceeding or (v) the failure by the Grantor to perform or observe any of the provisions hereof. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest at the Default Rate.

          Section 6.2. Amendments and Other Modifications. No amendment of any
                       ----------------------------------
provision of this Agreement (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the Grantor and the Trustee. Any waiver or consent relating to any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances.

          Section 6.3. Cumulative Remedies; Failure or Delay. The rights and
                       -------------------------------------
remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Trustee under Applicable Law, the other Note Documents or otherwise. No failure or delay on the part of the Trustee in the exercise of any power, right or remedy under this Agreement shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

          Section 6.4. Notices, Etc. All notices and other communications under
                       ------------
this Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 6.4., notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated on
Schedule 105 of the Indenture.

          Section 6.5. Successors and Assigns. This Agreement shall be binding
                       ----------------------
upon and, subject to the next sentence, inure to the benefit of the Grantor and the Trustee and their respective successors and assigns. The Grantor shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Trustee. The benefits of this Agreement shall pass automatically with any assignment of the Secured Obligations (or any portion thereof), to the extent of such assignment.

          Section 6.6. Payments Set Aside. Notwithstanding anything to the
                       ------------------
contrary herein contained, this Agreement, the Secured Obligations and the Security Interest shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Secured Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by the Trustee in connection with any bankruptcy, reorganization or similar proceeding involving the Grantor, any other party liable with respect to the Secured Obligations or otherwise, if the proceeds of any Collateral are required to be returned by the Trustee under any such circumstances, or if the Trustee reasonably elects to return any such payment or proceeds or any part thereof in its discretion, all as though such payment had not been made or such proceeds not been received.

                      Form of Company Security Agreement
                      ----------------------------------

Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement shall have been canceled or surrendered or the Security Interest or any Collateral shall have been released or terminated in connection with such cancellation or surrender, this Agreement and the Security Interest and such Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Grantor in respect of the amount of the affected payment or application of proceeds, the Security Interest or such Collateral.

          Section 6.7. Continuing Security Interest; Termination. Except as
                       -----------------------------------------
otherwise provided in the Indenture with respect to the release of Collateral under certain circumstances, this Agreement shall create a continuing security interest in the Collateral and, except as provided below, the Security Interest and all agreements, representations and warranties made herein shall survive until, and this Agreement shall terminate only upon, the indefeasible payment and performance in full of the Secured Obligations. Any investigation at any time made by or on behalf of the Trustee shall not diminish the right of the Trustee to rely on any such agreements, representations or warranties herein.

          Notwithstanding anything in this Agreement or Applicable Law to the contrary, the agreements of the Grantor set forth in Sections 4.6.1., 4.6.4. and
6.1. shall survive the payment of all other Secured Obligations and the termination of this Agreement.

          Section 6.8. Waiver and Estoppel. Except as otherwise provided in this
                       -------------------
Agreement, the Grantor hereby waives: (i) presentment, protest, notice of dishonor, release, compromise, settlement, extension or renewal and any other notice of or with respect to the Secured Obligations and hereby ratifies and confirms whatever the Trustee may do in this regard; (ii) notice prior to taking possession or control of any Collateral or any bond or security that might be required by any court prior to allowing the Trustee to exercise any of their rights, powers or remedies; (iii) the benefit of all valuation, appraisement, redemption and exemption laws; (iv) any rights to require marshaling of the Collateral upon any sale or otherwise to direct the order in which the Collateral shall be sold; (v) any set-off and (vi) any rights to require the Trustee to proceed against any Person, proceed against or exhaust any Collateral or any other security interests or guaranties or pursue any other remedy in the Trustee's power, or to pursue any of such rights in any particular order or manner, and any defenses arising by reason of any disability or defense of any Person.

          Section 6.9. Execution in Counterparts. This Agreement may be executed
                       -------------------------
in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          Section 6.10. Complete Agreement. This Agreement, together with the
                        ------------------
exhibits and schedules hereto and the other Note Documents, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

          Section 6.11. Limitation of Liability. No claim shall be made by the
                        -----------------------
Grantor against the Trustee or the Affiliates, directors, officers, employees or agents of the Trustee for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement and the other Note Documents, or any act, omission or event occurring in connection therewith; and the Grantor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                      Form of Company Security Agreement
                      ----------------------------------

          Section 6.12. Subsidiary Security Agreement. The Trustee hereby
                        -----------------------------
acknowledges that it is holding certain collateral pledged pursuant to the Subsidiary Security Agreement from time to time delivered to it, among other things, for the Grantor, as Trustee. The Grantor hereby appoints the Trustee as its Trustee for the foregoing purpose and agrees that, in so holding such collateral, the Trustee shall be entitled to the immunities, indemnities and protections set forth in Section 4.6 of the Subsidiary Security Agreement and in the Indenture, mutatis mutandis.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                                    Grantor:
                                    -------

                                    USTRAILS INC., a Nevada corporation



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    Trustee:
                                    -------

                                    FLEET NATIONAL BANK, a national banking
                                    association, as Trustee

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                       Form of Company Security Agreement
                       ----------------------------------

                                                                 SCHEDULE 2.1.2.

                               NOTES RECEIVABLE
                               ----------------








                 Company Security Agreement - Schedule 2.1.2.
                 --------------------------------------------

                                                              SCHEDULE 2.1.10.2.

                                   CONTRACTS
                                   ---------






                Company Security Agreement - Schedule 2.1.10.2
                ----------------------------------------------

                                                              SCHEDULE 2.1.10.4.

                         INTELLECTUAL PROPERTY RIGHTS
                         ----------------------------







                 Company Security Agreement - Schedule 2.1.10.4
                 ----------------------------------------------

                                                                   SCHEDULE 3.2.

                              LOCATIONS AND NAMES
                              -------------------







                   Company Security Agreement - Schedule 3.2
                   -----------------------------------------

                                                                  EXHIBIT 3.1.3.

            NOTICE OF SECURITY INTEREST IN PATENTS AND TRADEMARKS
            -----------------------------------------------------

            NOTICE IS HEREBY GIVEN that USTrails Inc., a Nevada corporation (the "Grantor"), with an office located at _________________, and Fleet
        -------
  National Bank, as Trustee (the "Trustee"), with an office located at
                                  -------
  ________________, on behalf of the trustee and the holders of certain Notes issued under an Indenture dated as of July ___, 1996 (collectively, the

  "Secured Parties"), have entered into a Security Agreement dated as of
  ----------------
  _______________ (as amended from time to time, the "Security Agreement").
                                                      ------------------

            Pursuant to the Security Agreement, the Grantor has granted, conveyed, pledged, assigned and transferred to the Trustee, for the benefit of the Secured Parties, a security interest in, (a) the registered patents, applications for registration of patents, and licenses of registered patents listed in Schedule A hereto, and (b) the registered trademarks and service marks, applications for registration of trademarks and service marks, and licenses of registered trademarks and service marks listed in Schedule B hereto, together with the goodwill of the business symbolized thereby, to secure the payment, performance and observance of the Secured Obligations as defined in the Security Agreement.

            The Commissioner of Patents and Trademarks is requested to record this notice in its records.

  Dated: ________________

                                 USTRAILS INC, a Nevada corporation

                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                 Company Security Agreement - Schedule 3.1.3
                 -------------------------------------------
                                       1

                                  SCHEDULE A
                                      TO
             NOTICE OF SECURITY INTEREST IN PATENTS AND TRADEMARKS
                                     FROM
                                 USTRAILS INC.


          1.      Patents.
                  -------
         Patent          Registration No.         Registration Date

          2.      Applications for Federal Registration of Patents.
                  ------------------------------------------------
         Patent             Serial No.               Filing Date








                 Company Security Agreement - Schedule 3.1.3
                 -------------------------------------------

                                  SCHEDULE B
                                      TO
             NOTICE OF SECURITY INTEREST IN PATENTS AND TRADEMARKS
                                     FROM
                                 USTRAILS INC.


        1.    Federal Trademark and Service Mark Registrations.
              ------------------------------------------------

  Trademark/Service Mark          Registration No.       Registration Date

        2.    Trademark and Service Mark Applications for Federal Registration.
              ----------------------------------------------------------------
  Trademark/Service Mark              Serial No.             Filing Date







                 Company Security Agreement - Schedule 3.1.3
                 -------------------------------------------

State of                          }
         -------------------------}
County of                         }
          ------------------------}

On            DATE            before me,           NAME, TITLE OF OFFICER      ,
   --------------------------            --------------------------------------
personally appeared              NAME(S) OF SIGNERS              ,
                    ---------------------------------------------

          [_] personally known to me - OR - [_] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


                                              Witness my hand and official seal.





                                              ----------------------------------
                                                     SIGNATURE OF NOTARY







                 Company Security Agreement - Schedule 3.1.3
                 -------------------------------------------

                                                                     EXHIBIT D-2

                     FORM OF SUBSIDIARY SECURITY AGREEMENT
                     -------------------------------------

          SUBSIDIARY SECURITY AGREEMENT, dated ___________ (as may be amended from time to time, the "Agreement") among the corporations named as
                                ---------
"Grantors" on the signature pages hereof (each individually a "Grantor" and all,
                                                               -------
collectively, the "Grantors"), USTrails Inc., a Nevada corporation (including
                   --------
its successors and assigns, "Company") and Fleet National Bank, a national
                             -------
banking association ("Fleet"), as trustee for (i) itself as Trustee under the
                      -----
Indenture dated as of July 17, 1996 (as such may be amended from time to time, the "Indenture"), by and among the Company, the Grantors and Fleet, as trustee
     ---------
(in such capacity, the "Trustee"), and for Persons that now or in the future are
                        -------
holders of the Notes (as defined below) issued under the Indenture (the

"Holders") and (ii) the Company (in such capacities, and in its capacity as
 -------
transferee of the Company's interests hereunder pursuant to the terms of the Company Pledge Agreement (as defined below), Fleet or any successor in such capacity is referred to herein as the "Collateral Agent"). Capitalized terms
                                       ----------------
defined in the Indenture shall, unless otherwise defined herein, have the meanings given them in the Indenture.

                                R E C I T A L S
                                - - - - - - - -

          A.  The Grantors are Wholly Owned Subsidiaries of the Company.

          B. Pursuant to the Indenture the Company will issue $40,241,000 principal amount of Senior Subordinated Pay-In-Kind Notes, plus the additional principal amount of Senior Subordinated Pay-in-Kind Notes issued pursuant to
Section 301 of the Indenture (the "Notes").
                                   -----

          C. Pursuant to a guarantee (as may be amended from time to time, the "Subsidiary Guarantee") included in the Indenture, the Grantors have jointly and
 --------------------
severally guaranteed the obligations of the Company under the Notes, the Indenture and the other Note Documents to which the Company is a party.

          D. The Company may, from time to time in the future, make Permitted Intercompany Secured Loans to the Subsidiaries referred to in the Indenture. To evidence the Permitted Intercompany Secured Loans, each of the Subsidiaries will execute and deliver upon receipt of the loan proceeds to the Company a promissory note.

          E. Pursuant to the Indenture, the Permitted Intercompany Secured Loans and the Subsidiary Guarantee are required to be secured by, among other things, this Agreement and the Collateral described herein.

          F. Pursuant to a Company Pledge Agreement dated as of the date hereof (as may be amended from time to time, the "Company Pledge Agreement") by and
                                           ------------------------
between the Company and the Collateral Agent, the Company has pledged all Permitted Intercompany Secured Loans and the related promissory notes (the

"Permitted Intercompany Secured Notes") and the collateral hereunder as
- -------------------------------------
collateral for the Company's obligations under the Notes, the Indenture and the other Note Documents to which the Company is a party.

                     Form of Subsidiary Security Agreement
                     -------------------------------------

                               A G R E E M E N T
                               - - - - - - - - -

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE 1.

                        DEFINITIONS AND RELATED MATTERS

          Section 1.1. Definitions. Terms with initial capital letters not
                       -----------
otherwise defined herein have the respective meanings set forth in the Indenture. In addition, the following terms with initial capital letters have the following meanings:

          "Accounts" has the meaning set forth in Section 2.1.
           --------

          "Account Debtor" means any Person who is or who may become obligated
           --------------
to any Grantor on any Receivable.

          "Applicable Priority" means, with respect to the Senior Lien, first
           -------------------
priority and, with respect to the Junior Lien, second priority, subject only to the Senior Lien.

          "Charges" means all federal, state, county, city, municipal or other
           -------
taxes, levies, assessments or charges that, if not paid when due, may result in a Lien of any Governmental Authority against Collateral.

          "Chattel Paper" has the meaning set forth in Section 2.1.
           -------------

          "Event of Default" has the meaning set forth in Section 5.1.
           ----------------

          "Excluded Assets" means, collectively, "Excluded Assets" as defined in
           ---------------
the Indenture and "Pledged Collateral" as defined in the Subsidiary Pledge Agreement.

          "Permitted Intercompany Loan Obligations" has the meaning set forth in
           ---------------------------------------
Section 2.2.1.2.

          "Pledged Collateral" has the meaning set forth in Section 4.8.
           ------------------

          "Proceeds" has the meaning set forth in Section 2.1.14.
           --------

          "Receivables" means Accounts, Notes Receivable, Chattel Paper and
           -----------
other rights to the payment of money.

          "Secured Obligations" has the meaning set forth in Section 2.2.
           -------------------

          "Secured Parties" means, collectively, the Collateral Agent, the
           ---------------
Trustee, the Holders, and, solely with respect to the Junior Lien, the Company and the respective successors and permitted assigns of such Persons.


                     Form of Subsidiary Security Agreement
                     -------------------------------------

          "Security Interest" has the meaning set forth in Section 2.1.
           -----------------

          "Senior Lien" has the meaning set forth in Section 2.3.
           -----------

          "Subsidiary Guarantee Obligations" has the meaning set forth in
           --------------------------------
Section 2.2.1.1.

          "Supplemental Documentation" means financing statements, continuation
           --------------------------
statements, warehouse receipts, bills of lading, assignment of accounts, patents, trademarks or copyrights, schedules of Collateral, mortgages and other instruments or documents necessary or requested by the Collateral Agent (i) to create, perfect and maintain perfected the Security Interest on any Collateral, or (ii) so that the Collateral Agent receives all interest, dividends and distributions from time to time paid with respect to, and all other Proceeds of, all Collateral the Collateral Agent is entitled to receive hereunder.

          "UCC" means the Uniform Commercial Code (as amended from time to time)
           ---
of the State of Texas.

          Section 1.2.  Related Matters. 1.2.1.  Terms Used in the UCC. Unless
                        ---------------          ---------------------
the context clearly otherwise requires, all lower-case terms used and not otherwise defined herein that are used or defined in Article 9 (or any equivalent subpart) of the UCC have the same meanings herein.

          1.2.2. Construction. Unless the context of this Agreement clearly
                 ------------
requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, and "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole (including the Preamble, the Recitals and all Schedules and Exhibits, but subject to Section 1.2.5) and not to any particular provision of this Agreement. Article, section, subsection, exhibit, recital, preamble and schedule references in this Agreement are to this Agreement unless otherwise specified. References in this Agreement to any agreement, other document or law "as amended" or "as may be amended from time to time," or to amendments of any document or law, shall include any amendments, supplements, replacements, renewals or other modifications.

          1.2.3. Determinations. Any determination or calculation contemplated
                 --------------
by this Agreement that is made by the Collateral Agent shall be final and conclusive and binding upon each Grantor and Company, in the absence of manifest error. References in this Agreement to "determination" by the Collateral Agent include good faith estimates (in the case of quantitative determinations) and good faith beliefs (in the case of qualitative determinations). All references herein to "discretion" of the Collateral Agent (or terms of similar import) shall mean "absolute and sole discretion." All consents and other actions of the Collateral Agent contemplated by this Agreement may be given, taken, withheld or not taken in the Collateral Agent's discretion (whether or not so expressed), except as otherwise expressly provided herein.

          1.2.4. Governing Law. Except to the extent otherwise required under
                 -------------
Applicable Law, the UCC shall govern the attachment, perfection, priority and enforcement of the Security

                     Form of Subsidiary Security Agreement
                     -------------------------------------

Interest and all other matters to which the UCC applies pursuant to the terms thereof. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

          1.2.5. Headings. The Article and Section headings used in this
                 --------
Agreement are for convenience of reference only and shall not affect the construction hereof.

          1.2.6. Severability. If any provision of this Agreement or any Lien or
                 ------------
other right hereunder shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision, Lien or other right shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions herein or any other Lien or right granted hereby or the validity, legality or enforceability of such provision, Lien or right in any other jurisdiction.

          1.2.7. Exhibits and Schedules. All of the appendices, exhibits and
                 ----------------------
schedules attached to this Agreement shall be deemed incorporated herein by reference.

                                  ARTICLE 2.

                   THE SECURITY INTEREST; SECURED OBLIGATIONS
                   ------------------------------------------

          Section 2.1. Security Interest. To secure the payment and performance
                       -----------------
of the Secured Obligations as and when due, each Grantor hereby grants, conveys, pledges, assigns and transfers (a) to the Collateral Agent, as agent and representative for the equal and ratable benefit of the Trustee and the Holders, and (b) if such Grantor is the recipient of a Permitted Intercompany Secured Loan, to the Collateral Agent, as agent and representative of the Company, a security interest (collectively, the "Security Interest") in, all right, title,
                                      -----------------
claim, estate and interest of such Grantor in and to all property and interests in property, other than Excluded Assets, whether now owned and existing or hereafter acquired or arising, and wherever located (such property and interests in property, subject to Permitted Liens and other than Excluded Assets, being, collectively, the "Collateral"), including the following (except as such
                   ----------
constitutes Excluded Assets):

          2.1.1. Any and all rights to payment for goods sold or leased or for services rendered, including any such rights evidenced by Chattel Paper, whether due or to become due and whether or not earned by performance (excluding any such rights evidenced by Notes Receivable, the "Accounts");
                                                --------
          2.1.2. Any and all negotiable instruments, promissory notes, acceptances, drafts, checks, certificates of deposit and other writings that evidence a right to the payment of money by any other Person, including the writings listed on Schedule 2.1.2 (the "Notes Receivable");
                                        ----------------
          2.1.3. Any and all chattel paper, including writings that evidence both a monetary obligation and a security interest in or lease of specific goods (the "Chattel Paper");
      -------------


                     Form of Subsidiary Security Agreement
                     -------------------------------------

          2.1.4. Any and all rights to payment:

                 2.1.4.1. to the extent not included in Accounts, Notes Receivable or Chattel Paper, receivable from any credit card company (such as Visa, Mastercard, American Express and Diner's Club), whether arising out of or relating to the sale of lodging, goods and services by any Grantor or otherwise;

                 2.1.4.2. of money not listed above and any and all rights, titles, interests, securities, Liens and guaranties evidencing, securing, guaranteeing payment of or in any way relating to any Receivables;

          2.1.5. Any and all goods that may at any time be held for sale or lease or to be furnished under any contract of service, be so leased or furnished, or constitute raw materials, work in process, parts, supplies or materials that are or might be used or consumed in a business or in connection with the manufacture, selling or leasing of such goods ("Inventory");
                                                         ---------
          2.1.6. Any and all equipment and other goods (excluding Inventory), including the following personal property (together with all related property described in Section 2.1.12 the "Equipment"):
                                 ---------
                 2.1.6.1. machinery, machine tools, office machinery (including computers, typewriters and duplicating machines), motor vehicles, trailers, rolling stock, motors, pumps, controls, tools, parts, works of art, furniture, furnishings and trade fixtures, all athletic equipment and supplies, and all molds, dies, drawings, blueprints, reports, catalogs and computer programs related to any of the above;

                 2.1.6.2. stones, wood, steel and other materials used or to be used in the building, construction, repair, renovation, refurbishment or otherwise with respect to Improvements (as defined in any Mortgage to which such Grantor is a party) or ships, boats, barges or vessels;

          2.1.7. Any and all fixtures, including machinery, equipment or appliances for generating, storing or distributing air, water, heat, electricity, light, fuel or refrigeration, for ventilating or sanitary purposes, elevators, safes, laundry, kitchen and athletic equipment, trade fixtures, and telephone, television and other communications equipment (the "Fixtures");
                                                               --------
          2.1.8. Any and all documents, whether or not negotiable, including bills of lading, warehouse receipts, trust receipts and the like (the "Documents");
 ---------

          2.1.9. Any and all stocks, bonds, general and limited partnership interests, joint venture interests, limited liability company interests and other securities, subscription rights, options, warrants, puts, calls and other rights with respect thereto, and investment and brokerage accounts (the "Securities"), including those specified on Schedule 2.1.9;
 ----------

          2.1.10. Any and all general intangibles and contract rights (together with any property listed under Section 2.1.4. above, the "General Intangibles"),
                                                          -------------------
including the following:


                     Form of Subsidiary Security Agreement
                     -------------------------------------

          2.1.10.1. insurance policies and all rights and claims therein or thereunder (including prepaid and unearned premiums), including insurance against casualty (including by fire or earthquake) or liability (including against environmental cleanup costs), title insurance, business interruption insurance and builders risk insurance, whether covering personal or real property;

          2.1.10.2. any and all leases of real or personal property, licensing agreements and other contracts (including the contracts listed on Schedule 2.1.10.2.),;

          2.1.10.3. any and all Governmental Approvals, including permits, licenses, certificates of use and occupancy (or their equivalents) and zoning and other approvals, and tax and other refunds, compensation, awards, payments and relief given or made by any Governmental Authority (including condemnation awards) (the "Approvals");
              ---------

          2.1.10.4. deposits, surety and other bonds, choses and things in action, goodwill, computer programs, computer software (including all source and object codes, all media of any type or nature on which such source or object codes are reproduced, copied, stored or maintained), technology processes, proprietary information, patents, patent applications, copyrights, copyright applications, trademarks, trademark applications, service marks, trade and other names, trade secrets and customer lists, including the intellectual property rights listed on Schedule 2.1.10.4.;

     2.1.11. Any and all books and records (including ledgers, correspondence, credit files, computer software, computer storage media and electronically recorded data) pertaining to such Grantor or any of the foregoing and all equipment, receptacles, containers and cabinets therefor;

     2.1.12. Any and all accessions, appurtenances, components, repairs, repair parts, spare parts, renewals, improvements, replacements, substitutions and additions to, of or with respect to any of the foregoing;

     2.1.13. Any and all rights, remedies, powers and privileges of such Grantor with respect to any of the foregoing; and

     2.1.14. Any and all proceeds and products of any of the foregoing, whether now held and existing or hereafter acquired or arising, including all rents, issues, income and profits of or from any of the foregoing (collectively, the "Proceeds"). "Proceeds" shall include (i) whatever is now or hereafter received
 --------      --------
by any Grantor upon the sale, exchange, collection, other disposition or operation of any item of Collateral, whether such proceeds constitute accounts, general intangibles, instruments, securities, documents, letters of credit, chattel paper, deposit accounts, money, goods or other personal property, (ii) any items that are now or hereafter acquired by any Grantor with any Proceeds of Collateral, (iii) any amounts now or hereafter payable under any insurance policy by reason of any loss of or damage to any Collateral or the business of any Grantor, (iv) all rights to payment and payments for hotel room occupancy (and related reservations) and the sale of services or products in connection therewith and (v) the right to


                     Form of Subsidiary Security Agreement
                     -------------------------------------
further transfer, including by pledge, mortgage, license, assignment or sale, any of the foregoing, provided that Proceeds shall not include any Excluded
                      --------
Assets.

          Section 2.2.  Secured Obligations.  2.2.1.  The Security Interest
                        -------------------
shall secure:

                2.2.1.1. with respect to each Grantor that is a Subsidiary Guarantor, the due and punctual payment and performance of any and all present and future obligations and liabilities of such Subsidiary Guarantor of every type or description to any Secured Party, arising under or in connection with the Subsidiary Guarantee, whether for principal of, or premium, if any, or interest on the Notes, expenses, indemnities or other amounts (including attorneys' fees and expenses) (collectively, the "Subsidiary Guarantee
                                                  --------------------
Obligations");
- -----------
                2.2.1.2. with respect to each Grantor, the due and punctual payment and performance of any and all present and future obligations and liabilities of such Grantor of every type or description to the Company (the assigns of which shall include the Collateral Agent, as agent for the Trustee and the Holders pursuant to the Company Pledge Agreement), arising under or in connection with any Permitted Intercompany Secured Note signed by it or any Permitted Intercompany Secured Loan evidenced thereby, whether for principal thereof, or premium, if any, or interest thereon, expenses, indemnities or other amounts (including attorneys' fees and expenses) (collectively, the "Permitted
                                                                     ---------
Intercompany Loan Obligations"); and
- -----------------------------

                2.2.1.3. with respect to each Grantor, the due and punctual payment and performance of any and all present and future obligations and liabilities of such Grantor of every type or description to any Secured Party, arising under or in connection with this Agreement or any other Note Document, including for reimbursement of amounts permitted to be advanced or expended by the Collateral Agent (i) to satisfy amounts required to be paid by the Grantor under this Agreement or any other Note Document for claims and Charges, together with interest thereon to the extent provided, or (ii) to maintain or preserve any Collateral or to create, perfect, continue or protect any Collateral or the Security Interest therein, or its priority;

in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding (all obligations and liabilities described in this Section 2.2., including, without limitation, the Subsidiary Guarantee Obligations and the Permitted Intercompany Loan Obligations, are collectively referred to herein as the "Secured
                                                              -------
Obligations").
- -----------

          Section 2.3.  Subordination of Junior Lien.  With respect to any
                        ----------------------------
Grantor that is both a Subsidiary Guarantor and an obligor with respect to a Permitted Intercompany Secured Loan, the Security Interest granted by such Grantor to the Collateral Agent as security for Permitted Intercompany Loan Obligations (the "Junior Lien") shall at all times be and remain
                  -----------

                     Form of Subsidiary Security Agreement
                     -------------------------------------
unconditionally subordinate, junior and subject to the Security
Interest granted by such Grantor to the Collateral Agent as security for the Subsidiary Guarantee Obligations (the "Senior Lien"). The Senior Lien shall at
                                       -----------
all times be and remain unconditionally superior and prior in right of payment and enforcement to the Junior Lien, regardless of (i) the order or time as of which these Liens are granted or attach to any or all of the Collateral, (ii) the order or time of UCC or other filings or recordings, physical possessing of any of the Collateral or other steps of perfection, (iii) whether the debt secured by the Senior Lien is outstanding on the date hereof or hereafter incurred or arising and, if hereafter incurred or arising, whether incurred or arising pursuant to commitment or otherwise, (iv) any amendment to the Subsidiary Guarantee, and (v) any other circumstance, whether or not similar to any of the foregoing, that might otherwise cause such subordination to become unenforceable or otherwise without force and effect; provided that this
                                                     --------
subordination shall be without any force or effect with respect to any Collateral (or any distribution at any time made with respect thereto) if, and to the extent that, a court of appropriate jurisdiction shall issue an order avoiding, subordinating or otherwise invalidating the Senior Lien on such Collateral. The parties hereto intend that the Junior Lien shall at all times be separate and apart from the Senior Lien, notwithstanding that the holder of both such Liens may be the Collateral Agent, and that such Liens shall not be merged.

                                  ARTICLE 3.


                         WARRANTIES AND REPRESENTATIONS
                         ------------------------------

          Each Grantor makes the following representations and warranties, all of which shall survive until termination of this Agreement pursuant to Section 6.7.

          Section 3.1.  Organization, Powers and Good Standing.  Each Grantor is
                        --------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority and the legal right to own and operate its properties and to carry on its business as heretofore conducted and proposed to be conducted. Each Grantor has all requisite corporate power and authority to enter into this Agreement and the other Note Documents to which it is a party and to carry out the transactions contemplated hereby and thereby. Each Grantor possesses all Governmental Approvals, in full force and effect, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of its properties and conduct of its business as now conducted, and is not in violation thereof. Each Grantor is duly qualified and in good standing as a foreign corporation in each state where the nature of its business activities conducted or properties owned or leased requires it to be so qualified, except where the failure to do so would not have a material adverse effect on the business, assets, results or operations or financial condition of such Grantor, the ability of such Grantor to perform its obligations hereunder or the Collateral or Security Interest.

          Section 3.2.  Authorization, Binding Effect, No Conflict, Etc.  The
                        -----------------------------------------------
execution, delivery and performance by each Grantor of this Agreement and each other Note Document to which it is a party have been duly authorized by all necessary corporate action. This Agreement and each such other Note Document have been duly executed and delivered by

                     Form of Subsidiary Security Agreement
                     -------------------------------------
each Grantor party thereto and such agreements are the legal, valid and binding obligations of such Grantor, enforceable against it in accordance with their respective terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally. The execution, delivery and performance by any Grantor of this Agreement and each other Note to which such Grantor is a party, and the consummation of the transactions contemplated hereby or thereby, or the exercise by the Collateral Agent of any of the voting and other rights or remedies hereunder, do not and will not (i) violate any provision of the charter or bylaws of such Grantor, (ii) conflict with, result in a breach of or constitute (or, with the giving of notice or lapse of time, or both, constitute) a default under, or require the approval or consent of any Person pursuant to any agreement or other obligation of such Grantor relating to or included in the Collateral or violate any provision of Applicable Law binding on such Grantor or
(iii) result in the creation or imposition of any Lien (other than a Permitted
Lien) of any nature whatsoever upon any of such Grantor's assets except for Liens created under this Agreement and the other Note Documents. Except for filings and recordings in connection with the perfection of Liens created by the Loan Documents, all of which have been made and are in full force and effect, no Governmental Approval is or will be required in connection with the execution, delivery and performance by any Grantor of this Agreement or any other Note Document to which any Grantor is a party, or the consummation of the transactions contemplated hereby or thereby, or the exercise by the Collateral Agent of any of the voting and other rights or remedies hereunder, or to ensure the legality, validity or enforceability hereof or thereof, except as may be required in connection with the disposition of Collateral by laws affecting the offering and sale of securities generally.

          Section 3.3.  Filings, Etc.  3.3.1.  Duly executed financing
                        ------------
statements containing a correct description of the Collateral have been delivered to the Collateral Agent for filing in every governmental office in every state, county and other jurisdiction in which the principal or any other place of business or the chief executive office of any Grantor, or any portion of the Collateral, is located and in each jurisdiction in which such action is necessary to establish a valid and perfected Applicable Priority Lien in favor of the Collateral Agent in all Collateral in which a Lien may be perfected by filing, and no further or subsequent filing, recording or registration is necessary in any such jurisdiction, except as provided under Applicable Law with respect to the filing of continuation statements.

          3.3.2. All Pledged Collateral has been delivered to the Collateral Agent to the extent required hereby.

          3.3.3. Each Grantor has executed and delivered to the Collateral Agent for filing with the United States Patent and Trademark Office a written notice in the form of Exhibit 3.3.3. (a "Notice of Security Interest in Patents
                                         --------------------------------------
and Trademarks"), duly completed and executed, with respect to each patent,
- --------------
patent application, trademark, servicemark, trademark application and servicemark application in which such Grantor has an interest.


                     Form of Subsidiary Security Agreement
                     -------------------------------------

          3.3.4. All other Supplemental Documentation necessary to perfect the Security Interest with respect to all Patents, Trademarks and Copyrights (as defined in Section 3.7.) has been delivered to the Collateral Agent for filing in the appropriate governmental office.

          Section 3.4.  Locations of Collateral, Offices and Names.  (i) Each
                        ------------------------------------------
Grantor's chief executive office and principal place of business is located at the address set forth on Schedule 3.4., (ii) all other places of business of the Grantors and all other locations at which any tangible Collateral or books and records related to any Collateral are (or during the past four months were) located are set forth on Schedule 3.4., (iii) each Grantor's federal tax identification number is set forth on Schedule 3.4., and (iv) there are no prior or current trade or legal names used to identify any Grantor in its business or in the ownership of its properties other than those set forth on Schedule 3.4.

          Section 3.5.  Title to Collateral; Validity and Perfection of Security
                       --------------------------------------------------------
Interest; Absence of Other Liens.  3.5.1.  Subject to Permitted Liens, each
- --------------------------------
Grantor has good and marketable title to, or valid and subsisting leasehold interests in, all Collateral reflected on its financial statements as being owned or leased by it and "rights" in all other Collateral within the meaning of
Section 9-203 of the UCC.

          3.5.2. The Security Interest constitutes a valid and upon the filing of financing statements covering the Collateral and other documents referred to in Section 3.3. with the appropriate Governmental Authorities or other Persons referred to in such Section, perfected Applicable Priority Lien in all of the Collateral and secures payment and performance of the Secured Obligations. The Collateral is free and clear of all Liens other than the Security Interest and other Permitted Liens.

          3.5.3. Except for financing statements in favor of the Collateral Agent, no Grantor has filed any currently effective financing statement covering the Collateral, except with respect to Permitted Liens.

          Section 3.6.  Notes Receivable.  Schedule 2.1.2. lists all Notes
                        ----------------
Receivable of each Grantor. There are no setoffs or counterclaims or disputes existing or asserted with respect to any such Notes Receivable.

          Section 3.7.  Patents, Trademarks and Copyrights.  Schedule 2.1.10.4.
                        ----------------------------------
lists all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights and copyright applications (collectively, "Patents, Trademarks and Copyrights") in which any Grantor has an
                ----------------------------------
interest. Except as disclosed on Schedule 2.1.10.4., all Patents, Trademarks and Copyrights are valid and enforceable and the relevant Grantor is the sole and exclusive owner of each of the Patents, Trademarks and Copyrights, free and clear of any Liens other than Liens permitted under the Indenture (including licenses, shop rights and covenants not to sue listed on Schedule 2.1.10.4.)


                     Form of Subsidiary Security Agreement
                     -------------------------------------

                                  ARTICLE 4.


                            COVENANTS AND AGREEMENTS
                            ------------------------

          Section 4.1.  Further Assurances.  Each Grantor shall, at its own
                        ------------------
expense, promptly perform such acts as may be necessary, or that the Collateral Agent may request at any time, to assure the attachment, perfection and Applicable Priority of the Security Interest, to exercise the rights and remedies of the Secured Parties hereunder or to carry out the intent of this Agreement. Without limitation, each Grantor shall execute and deliver (or cause any third party to execute and deliver) to the Collateral Agent, at any time and from time to time, all Supplemental Documentation, in form and substance acceptable to the Collateral Agent.

          Section 4.2.  Inspection and Verification.  Each Grantor shall keep or
                        ---------------------------
cause to be kept accurate and complete records of the Collateral at such Grantor's chief executive office. The Collateral Agent and its employees and agents shall have the right, at all times during such Grantor's usual business hours, upon reasonable notice, to (i) inspect, and verify the quality, quantity, value and condition of, or any other matter relating to, the Collateral, (ii) inspect all records relating thereto and to make (or require such Grantor to provide) copies of such records, and (iii) enter upon all premises upon which any of the Collateral is located. Notwithstanding the foregoing, the Collateral Agent shall not contact third parties in making such inspection or verification unless an Event of Default shall then exist.

          Section 4.3.  Power of Attorney.  Each Grantor hereby irrevocably
                        -----------------
appoints (the appointment being irrevocable because it is coupled with an interest) the Collateral Agent and its employees and agents as such Grantor's true and lawful attorneys-in-fact, with full power of substitution, to do (a) all things required to be done by such Grantor under this Agreement or the other Note Documents and (b) to do all things that the Collateral Agent may deem necessary or advisable to assure the attachment, perfection and Applicable Priority of the Security Interest or otherwise to exercise the rights and remedies of the Secured Parties hereunder or carry out the intent of this Agreement, in each case irrespective of whether a Default or Event of Default then exists (except as provided in Section 4.3.5.) and at such Grantor's expense. Without limitation, the Collateral Agent and its officers and agents shall be entitled to do all of the following, as fully as any Grantor might:

          4.3.1. to sign the name of such Grantor on any Supplemental Documentation and to deliver and file such Supplemental Documentation to or with such Persons as the Collateral Agent, in its discretion, may elect;

          4.3.2. to sign any certificate of ownership, registration card, application therefor, affidavits or documents necessary to transfer title to any of the Collateral, to receive and receipt for all licenses, registration cards and certificates of ownership;

          4.3.3. to affix, by facsimile signature or otherwise, the general or special endorsement of any Grantor, in such manner as the Collateral Agent shall deem advisable, to any Pledged Collateral that has been delivered to or obtained by the Collateral Agent without appropriate endorsement or assignment; and


                     Form of Subsidiary Security Agreement
                     -------------------------------------

          4.3.4. if such Grantor at any time fails to obtain or maintain any of the policies of insurance on the Collateral as required under Section 1008 of the Indenture, with endorsements as provided therein, or fails to pay any premium in whole or in part when due under such policies, to obtain and maintain such policies of insurance and pay such premiums and take such other action with respect thereto as the Collateral Agent deems advisable.

          4.3.5. during the existence of an Event of Default, without notice to any Grantor and at such time or times as the Collateral Agent in its discretion may determine, in any Grantor's or in the Collateral Agent's name:

                  4.3.5.1. collect any and all amounts due to any Grantor from Account Debtors with respect to Receivables by legal proceedings or otherwise;

                  4.3.5.2. make, settle and adjust any claims under insurance policies and make any decisions with respect thereto; and

                  4.3.5.3. attend and vote at any and all meetings of the holders of Securities and to execute any and all written consents of such holders with the same effect as if such Grantor had personally attended and voted at such meetings or had personally signed such consents.

          The Collateral Agent shall be under no obligation whatsoever to take any of the foregoing actions, and absent bad faith or willful misconduct, the Collateral Agent and its shareholders, directors, officers, employees and agents shall have no liability or responsibility for any act taken or omitted with respect thereto. A copy of this Agreement and, if applicable, a statement by the Collateral Agent that an Event of Default exists shall be conclusive evidence of the Collateral Agent's right to act under this Section 4.3. as against all third parties.

          Section 4.4.  Changes of Locations of Collateral, Offices, Name or
                        ----------------------------------------------------
Structure.  No Grantor shall remove any Collateral, books or records to, or keep
- ---------
any Collateral, books or records or do business at, a location not set forth on
Schedule 3.4., adopt a trade name or change its name, chief executive office, principal place of business, identity or structure without first giving the Collateral Agent 15 Business Days prior written notice of such removal, change or adoption.

          Section 4.5.  Payment of Charges and Claims.  Each Grantor shall
                        -----------------------------
promptly pay (i) all Charges imposed upon any Collateral, and (ii) all claims (including claims for labor, services and materials) that have become due and payable and, under Applicable Law, have or may become Liens (other than Permitted Liens) upon any Collateral, in each case before any penalty shall be incurred with respect thereto; provided that, unless foreclosure, levy or
                               -------- ----
similar proceedings shall have commenced, such Grantor need not pay or discharge any such Charges or claims so long as the validity or amount thereof is being contested in good faith and by appropriate proceedings and so long as adequate reserves therefor have been established in accordance with GAAP. If any Grantor fails to pay or obtain the discharge of any Charge, claim or Lien required to be paid or discharged under this Section 4.5. and asserted against portion of the Collateral, the Collateral Agent may, at any time and from time to time, in its

                     Form of Subsidiary Security Agreement
                     -------------------------------------
discretion and without waiving or releasing any obligation of such Grantor under this Agreement or the other Note Documents or waiving any Default or Event of Default, make such payment, obtain such discharge or take such other action with respect thereto as the Collateral Agent deems advisable.

          Section 4.6.  Continuing Obligations of the Grantors; Indemnity. 4.6.1
                        -------------------------------------------------

          Each Grantor shall remain liable to observe and perform all agreements and other obligations relating to or included in the Collateral (the

"Contractual Obligations") in accordance with their respective terms.  No
- ------------------------
Secured Party shall have any duty, obligation or liability under or with respect to any such Contractual Obligations, whether by reason or arising out of this Agreement, the receipt by any Secured Party of any payment relating to any such Contractual Obligation or otherwise, and the Grantors agree to indemnify and hold harmless the Secured Parties from any and all such obligations and liabilities.

          4.6.2. The Secured Parties shall not have any duty of care with respect to the Collateral, other than an obligation to exercise reasonable care with respect to Collateral in the Collateral Agent's possession; provided that
                                                                 --------
(i) the Collateral Agent shall be deemed to have exercised reasonable care if Collateral in its possession is accorded treatment substantially comparable to that which the Collateral Agent accords its own property, and (ii) the Collateral Agent shall have no obligation to take any actions to preserve rights against other parties or property with respect to any Collateral. Without limitation, the Collateral Agent shall (A) bear no risk or expense with respect to any Collateral and (B) have no duty with respect to calls, conversions, presentments, maturities, notices or other matters relating to Pledged Collateral, or to maximize interest or other returns with respect thereto.

          4.6.3. The Collateral Agent may at any time deliver or redeliver the Collateral or any part thereof to any Grantor and the receipt of any of the same by such Grantor shall be complete and full acquittance for the Collateral so delivered, and the Collateral Agent thereafter shall be discharged from any liability or responsibility therefor.

          4.6.4. Each Grantor hereby agrees to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents against any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Agreement or any action taken or omitted by them hereunder, except to the extent a court holds in a final and nonappealable judgment that they resulted from the gross negligence or willful misconduct of such Persons against and from all such obligations and liabilities.

          Section 4.7. Sale of Collateral; Further Encumbrances. No Grantor
                       ----------------------------------------
shall (i) except for dispositions of Inventory in the ordinary course of such Grantor's business and other dispositions not prohibited by the Indenture or the other Note Documents (collectively, "Permitted Sales"), sell, lease or otherwise dispose of any Collateral, or any interest therein, or (ii) grant or suffer to exist any Lien in or on any Collateral (except Liens permitted under the Indenture) or sign or authorize the filing of any financing statement with respect to any of

                     Form of Subsidiary Security Agreement
                     -------------------------------------
the Collateral (except with respect to Permitted Liens). Concurrently with any Permitted Sale, the Security Interest shall automatically be released from the Collateral so disposed of; provided, however that the Security Interest shall
                           -----------------
continue in the Proceeds thereof. If any Collateral, or any interest therein, is disposed of in violation of these provisions, the Security Interest shall continue in such Collateral or interest notwithstanding such disposition, the Person to which the Collateral or interest is being transferred shall be bound by this Agreement, and such Grantor shall deliver all Proceeds thereof to the Collateral Agent to be held as Collateral hereunder.

          Section 4.8. Delivery of Pledged Collateral. Each Grantor shall
                       ------------------------------
deliver to the Collateral Agent, together with appropriate endorsements or documentation of assignment thereof acceptable to the Collateral Agent, any and all Notes Receivable or Chattel Paper having a face amount, negotiable Documents evidencing title to any Collateral having a fair market value, and all certificated Securities having a fair market value, individually or in the aggregate, equal to or greater than $100,000 (collectively, the "Pledged
                                                                 -------
Collateral").
- ----------

          Section 4.9. Protection of Security; Notice of Levy. Each Grantor
                       --------------------------------------
shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and against all claims and demands and to preserve, protect and defend the Security Interest and the priority thereof, against any adverse Liens not permitted under the Note Documents. Each Grantor will promptly notify the Collateral Agent of any attachment or other legal process levied against any Collateral.

          Section 4.10.  Equipment and Fixtures; Casualty.
                         --------------------------------

          4.10.1. Each Grantor, at its expense, shall cause the Equipment and Fixtures to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted.


                                  ARTICLE 5.

               EVENTS OF DEFAULT: RIGHTS AND REMEDIES ON DEFAULT
               -------------------------------------------------

          Section 5.1. Event of Default. The occurrence of one or more "Events
                       ----------------
of Default" (as defined in the Indenture) shall constitute an "Event of Default."

          Section 5.2. Remedies. If an Event of Default occurs, then, whether or
                       --------
not all the Secured Obligations shall have become immediately due and payable:

          5.2.1. In addition to all its other rights, powers and remedies under this Agreement and Applicable Law, the Collateral Agent shall have, and may exercise, any and all of the rights, powers and remedies of a secured party under the UCC, all of which rights, powers and remedies shall be cumulative and not exclusive, to the extent permitted by Applicable Law.


                     Form of Subsidiary Security Agreement
                     -------------------------------------

          5.2.2. The Collateral Agent shall have the right, all at the Collateral Agent's sole option and as the Collateral Agent in its discretion may deem necessary or advisable, to do any or all of the following:

               5.2.2.1. to foreclose the Security Interest by any available judicial procedure or without judicial process;

               5.2.2.2. to enter upon the premises of any Grantor or any other place or places where Collateral is located through self-help and without judicial process, without giving any Grantor notice and opportunity for a hearing on the validity of the Collateral Agent's claim and without any obligation to pay rent;

               5.2.2.3. to inspect and appraise the Collateral and to prepare, repair, assemble or process the Collateral for sale, lease or other disposition;

               5.2.2.4. to remove Collateral to the premises of the Collateral Agent or any other location selected by the Collateral Agent, for such time as the Collateral Agent may desire, for any purpose not prohibited hereby;

               5.2.2.5. to apply any Collateral or any other assets of any Grantor in the possession of the Collateral Agent to the Secured Obligations;

               5.2.2.6. to notify Account Debtors and other obligors on the Collateral that the Collateral has been assigned to the Collateral Agent and that all payments thereon are to be made directly and exclusively to or as specified by the Collateral Agent;

               5.2.2.7. to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral;

               5.2.2.8. to enter into any extension or reorganization agreement or any other agreement relating to or affecting the Collateral and, in connection therewith, deposit or surrender control of any Collateral or accept other property in exchange therefor;

               5.2.2.9. to settle, compromise or release, on terms acceptable to the Collateral Agent, in whole or in part, any amounts owing on the Collateral or any insurance thereof or relating thereto or any disputes with respect thereto or such insurance;

               5.2.2.10. to receive, open and dispose of all mail addressed to any Grantor and notify postal authorities to change the address for delivery thereof to such address as the Collateral Agent may designate, provided that the
                                                               -------- ----
Collateral Agent agrees that it will promptly deliver over to such Grantor any such opened mail as does not relate to the Collateral;

                     Form of Subsidiary Security Agreement
                     -------------------------------------

               5.2.2.11. to exercise all rights and powers under Contractual Obligations included in the Collateral, including the Project Contracts, including any right of termination; and

               5.2.2.12. to exercise any and all other rights, powers, privileges and remedies of an owner of the Collateral.

          5.2.3. Each Grantor shall, at the Collateral Agent's request, assemble the Collateral and make it available to the Collateral Agent at a place to be designated by the Collateral Agent. Each Grantor shall make available to the Collateral Agent all computer and other equipment of such Grantor containing books and records pertaining to the Collateral (and the assistance of the employees of such Grantor having responsibility for such equipment) and to use such computer and other equipment at no charge for the purpose of obtaining information pertaining to the Collateral, including by making copies of computer and other files and records.

          5.2.4. Until the Collateral Agent is able to effect a sale, lease or other disposition of Collateral or any part thereof, the Collateral Agent shall have the right to use, process or operate the Collateral or any part thereof to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent. The Collateral Agent shall have the right, without notice or demand, either in person or by agent, and without regard to the adequacy of any security for the Secured Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Taking possession of the Collateral shall not cure, waive or affect an Event of Default or notice thereof or invalidate any act done pursuant to such notice.

          5.2.5. The Collateral Agent may, if it so elects, as a matter of strict right and without regard to the then value of the Collateral, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Collateral Agent' remedies with respect to such appointment without prior notice or hearing. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by the court.

          5.2.6. The Collateral Agent shall have the right to sell, lease, or otherwise dispose of all or any Collateral in its then existing condition, or after any further assembly, manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by Section 5.4., in lots or in bulk, for cash or on credit, with or without representations or warranties, all the Collateral Agent, in its discretion, may deem advisable. The Collateral Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. The Collateral Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use such Grantor's premises without charge for such sales for such duration as the Collateral Agent deem necessary or advisable. The Collateral need not be present at any such sales. To the extent necessary or desirable, in the judgment of the Collateral Agent, to enable the

                     Form of Subsidiary Security Agreement
                     -------------------------------------

Collateral Agent to dispose of Collateral following an Event of Default, the Collateral Agent is authorized, without any obligation for rent, license fees or other charge, to use the supplies, equipment, facilities and space at each Grantor's place of business and is hereby granted a license or other right to use, without charge, the Patents, Trademarks and Copyrights, trade secrets, names, trade names, customer lists, labels, advertising matter, and all property of a similar nature that each Grantor owns or is entitled to use, as it pertains to any Collateral, in preparing, repairing, assembling, processing, advertising for sale or lease or otherwise in connection with the disposition of any Collateral, and each Grantor's rights under all licenses and all franchise agreements shall to such extent and for such purpose inure to the Collateral Agent's benefit. The Collateral Agent may purchase all or any part of the Collateral at public or, if permitted by Applicable Law, private sale, and in lieu of actual payment of the purchase price, the Collateral Agent may apply against such purchase price any amount of the Secured Obligations. Each Grantor agrees that any sale of Collateral conducted by the Collateral Agent in accordance with the foregoing provisions of this Section and Section 5.3. shall be deemed to be a commercially reasonable sale under Section 9-504 of the UCC.

          Section 5.3.  Application of Proceeds.
                        -----------------------


          5.3.1. Any cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral following the occurrence of an Event of Default (including insurance proceeds) may be held by the Collateral Agent as Collateral and/or then or at any time thereafter applied as follows:

               5.3.1.1. first, to the Collateral Agent to pay all advances, charges, costs and expenses payable to the Collateral Agent pursuant to Section 6.1.;

               5.3.1.2. second, to pay the Subsidiary Guarantee in the order set forth in the Indenture with respect to the obligations of Company underlying such obligations; and

               5.3.1.3. third, to pay accrued interest on and principal of Permitted Intercompany Loans.

          5.3.2. Each Grantor and any other Person then obligated therefor shall pay to the Collateral Agent on demand any deficiency with regard to the Secured Obligations that may remain after such sale, collection or realization of, from or upon the Collateral.

          5.3.3. Payments received from any third party on account of any Collateral shall not reduce the Secured Obligations until paid in cash to the Collateral Agent. The application of proceeds by the Collateral Agent shall be without prejudice to the Collateral Agent's rights as against any Grantor or other Persons with respect to any Secured Obligations that may then be or remain unpaid.

          5.3.4. If at any time after an Event of Default any Grantor or Company receives any collections upon or other Proceeds of any Collateral, whether in the form of cash, Notes Receivable or otherwise, such Proceeds shall be received in trust for the Secured Parties (or the Collateral Agent and Holders, in the case of Proceeds received by Company) and such


                     Form of Subsidiary Security Agreement
                     -------------------------------------
                                      17

Grantor or Company shall keep all such Proceeds separate and apart from all other funds and property so as to be capable of identification as the property of the Secured Parties and promptly deliver such Proceeds to the Collateral Agent in the identical form received.

          Section 5.4. Notice of Sale. Unless the Collateral is perishable or
                       --------------
threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will send or otherwise make available to each Grantor reasonable notice of the time and place of any public sale or of the time on or after which any private sale of any Collateral is to be made. Each Grantor agrees that any notice required to be given by the Collateral Agent of a sale or other disposition of Collateral, or any other intended action by the Collateral Agent, that is received in accordance with the provisions set forth in Section not less than 10 days, prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Grantors. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided for in this Section 5.4.


                                  ARTICLE 6.

                                    GENERAL
                                    -------

          Section 6.1. Collateral Agent's Expenses, Including Attorneys' Fees.
                       ------------------------------------------------------
Regardless of the occurrence of a Default or Event of Default, the Grantors jointly and severally agree to pay to the Collateral Agent any and all advances, charges, costs and expenses, including the reasonable fees and expenses of counsel and any experts or agents, that the Collateral Agent may reasonably incur in connection with (i) the administration of this Agreement, including any amendment thereto or any workout or restructuring, (ii) the creation, perfection or continuation of the Security Interest or protection of its priority or the Collateral, including the discharging of any prior or junior Lien or adverse claim against the Collateral or any part thereof that is not permitted hereby or by the Indenture, (iii) the custody, preservation or sale of, collection from, or other realization upon, any of the Collateral, (iv) the exercise or enforcement of any of the rights, powers or remedies of the Collateral Agent under this Agreement or under Applicable Law (including attorneys' fees and expenses incurred by the Collateral Agent in the collection of Collateral deposited with the Collateral Agent and amounts incurred in connection with the operation, maintenance or foreclosure of the Security Interest) or any bankruptcy proceeding, the Collateral Agent's due inscription and recordation in the Registry of home port of the Vessel or (v) the failure by any Grantor to perform or observe any of the provisions hereof. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest at the Default Rate.

          Section 6.2. Amendments and Other Modifications. No amendment of any
                       ----------------------------------
provision of this Agreement (including a waiver thereof or consent relating thereto) shall be

                     Form of Subsidiary Security Agreement
                     -------------------------------------
effective unless the same shall be in writing and signed by the Grantors and the Collateral Agent. Any waiver or consent relating to any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances. Each Person that becomes a Grantor after the date hereof makes the representations set forth in Sections 3.1. through 3.7. Notwithstanding the first sentence of this Section, such Grantor may amend Schedules 2.1.2., 2.1.9., 2.1.10.2., 2.1.10.4. and 3.4. to provide the information contemplated thereby with respect to such Grantor and its Collateral, and the consent of the Collateral Agent will not be required for such amendment.

          Section 6.3. Cumulative Remedies; Failure or Delay. The rights and
                       -------------------------------------
remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Secured Parties under Applicable Law, the other Note Documents or otherwise. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or remedy under this Agreement shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

          Section 6.4. Notices, Etc. All notices and other communications under
                       ------------
this Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 6.4., notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated on
Schedule 105 of the Indenture.

          Section 6.5. Successors and Assigns. This Agreement shall be binding
                       ----------------------
upon and, subject to the next sentence, inure to the benefit of each Grantor and the Collateral Agent and their respective successors and assigns. No Grantor shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent. The benefits of this Agreement shall pass automatically with any assignment of the Secured Obligations (or any portion thereof), to the extent of such assignment.

          Section 6.6. Payments Set Aside. Notwithstanding anything to the
                       ------------------
contrary herein contained, this Agreement, the Secured Obligations and the Security Interest shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Secured Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Secured Party in connection with any bankruptcy, reorganization or similar proceeding involving any Grantor, any other party liable with respect to the Secured Obligations or otherwise, if the proceeds of any Collateral are required to be returned by such Secured Party under any such circumstances, or if any Secured Party reasonably elects to return any such payment or


                     Form of Subsidiary Security Agreement
                     -------------------------------------
proceeds or any part thereof in its discretion, all as though such payment had not been made or such proceeds not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement shall have been cancelled or surrendered or the Security Interest or any Collateral shall have been released or terminated in connection with such cancellation or surrender, this Agreement and the Security Interest and such Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Grantors in respect of the amount of the affected payment or application of proceeds, the Security Interest or such Collateral.

          Section 6.7. Continuing Security Interest; Termination. Except as
                       -----------------------------------------
otherwise provided in the Indenture with respect to the release of Collateral under certain circumstances, this Agreement shall create a continuing security interest in the Collateral and, except as provided below, the Security Interest and all agreements, representations and warranties made herein shall survive until, and this Agreement shall terminate only upon, the indefeasible payment and performance in full of the Secured Obligations. Any investigation at any time made by or on behalf of the Secured Parties shall not diminish the right of the Secured Parties to rely on any such agreements, representations or warranties herein. Notwithstanding anything in this Agreement or Applicable Law to the contrary, the agreements of the Grantors set forth in Sections 4.6.1.,
4.6.4. and 6.1. shall survive the payment of all other Secured Obligations and the termination of this Agreement.

          Section 6.8. Waiver and Estoppel. Except as otherwise provided in this
                       -------------------
Agreement, each Grantor hereby waives: (i) presentment, protest, notice of dishonor, release, compromise, settlement, extension or renewal and any other notice of or with respect to the Secured Obligations and hereby ratifies and confirms whatever the Collateral Agent may do in this regard; (ii) notice prior to taking possession or control of any Collateral or any bond or security that might be required by any court prior to allowing the Collateral Agent to exercise any of their rights, powers or remedies; (iii) the benefit of all valuation, appraisement, redemption and exemption laws; (iv) any rights to require marshalling of the Collateral upon any sale or otherwise to direct the order in which the Collateral shall be sold; (v) any set-off; and (vi) any rights to require the Collateral Agent to proceed against any Person, proceed against or exhaust any Collateral or any other security interests or guaranties or pursue any other remedy in the Collateral Agent' power, or to pursue any of such rights in any particular order or manner, and any defenses arising by reason of any disability or defense of any Person.

          Section 6.9. Execution in Counterparts. This Agreement may be executed
                       -------------------------
in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          Section 6.10. Complete Agreement. This Agreement, together with the
                        ------------------
exhibits and schedules hereto and the other Note Documents, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.


                     Form of Subsidiary Security Agreement
                     -------------------------------------

          Section 6.11. Limitation of Liability. No claim shall be made by any
                        -----------------------
Grantor against the Secured Parties or the Affiliates, directors, officers, employees or agents of the Secured Parties for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement and the other Note Documents, or any act, omission or event occurring in connection therewith; and each Grantor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.


                     Form of Subsidiary Security Agreement
                     -------------------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                                        Grantors:
                                        --------

                                         By:
                                             -------------------------------
                                         Name:
                                               -----------------------------
                                         Title:
                                                ----------------------------

                                         By:
                                             -------------------------------
                                         Name:
                                               -----------------------------
                                         Title:
                                                ----------------------------

                                         By:
                                             -------------------------------
                                         Name:
                                               -----------------------------
                                         Title:
                                                ----------------------------

                                         By:
                                             -------------------------------
                                         Name:
                                               -----------------------------
                                         Title:
                                                ----------------------------

                     Form of Subsidiary Security Agreement
                     -------------------------------------

                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------

                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------

                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------


                                       The Company:
                                       -----------

                                       USTRAILS INC., a Nevada corporation

                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------


                     Form of Subsidiary Security Agreement
                     -------------------------------------

                                       Collateral Agent:
                                       ----------------

                                       FLEET NATIONAL BANK, a national banking
                                       association, as Collateral Agent



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                     Form of Subsidiary Security Agreement
                     -------------------------------------

State of                           }
         --------------------------}
County of                          }
          -------------------------}

On              before me,                 , personally appeared               ,
   ------------            ----------------                      --------------
[_] personally known to me - OR - [_] proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                          Witness my hand and official seal.




                                          -------------------------------------
                                                  SIGNATURE OF NOTARY



                     Form of Subsidiary Security Agreement
                     -------------------------------------

State of                            }
         ---------------------------}
County of                           }
          --------------------------}

On       DATE       before me,       NAME, TITLE OF OFFICER        , personally
  ------------------          -------------------------------------
appeared             NAME(S) OF SIGNERS,
         ----------------------------------------------

[_] personally known to me - OR - [_] proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                       Witness my hand and official seal.





                                       ----------------------------------------
                                                 SIGNATURE OF NOTARY


                     Form of Subsidiary Security Agreement
                     -------------------------------------

                                                                 SCHEDULE 2.1.2.

                                NOTES RECEIVABLE
                                ----------------







            Form of Subsidiary Security Agreement - Schedule 2.1.2
            ------------------------------------------------------

                                                                 SCHEDULE 2.1.9.

                                   SECURITIES
                                   ----------






            Form of Subsidiary Security Agreement - Schedule 2.1.9
            ------------------------------------------------------

                                                              SCHEDULE 2.1.10.2.

                                   CONTRACTS
                                   ---------







           Form of Subsidiary Security Agreement - Schedule 2.1.10.2
           ---------------------------------------------------------

                                                              SCHEDULE 2.1.10.4.

                          INTELLECTUAL PROPERTY RIGHTS
                          ----------------------------









            Form of Subsidiary Security Agreement - Schedule 2.1.10.4
            ---------------------------------------------------------

                                                                   SCHEDULE 3.4.

                              LOCATIONS AND NAMES
                              -------------------









             Form of Subsidiary Security Agreement - Schedule 3.4
             ----------------------------------------------------

                                                                  EXHIBIT 3.3.3.

                                    FORM OF
                                    -------

             NOTICE OF SECURITY INTEREST IN PATENTS AND TRADEMARKS
             -----------------------------------------------------

          NOTICE IS HEREBY GIVEN that [insert name of Grantor], a ________ (the "Grantor") with an office located at [insert address of Grantor], and Fleet
 -------
National Bank, a national banking association, as Trustee, as collateral agent (the "Collateral Agent"), with an office located at _________________, on behalf
      ----------------
of the trustee and the holders of certain Notes issued under an Indenture dated as of July ___, 1996 and on behalf of USTrails Inc., a Nevada corporation (collectively, the "Secured Parties"), have entered into a Subsidiary Security
                    ---------------
Agreement dated as of July _____, 1996 (as may be amended from time to time, the "Security Agreement").
 ------------------

          Pursuant to the Security Agreement, the Grantor has granted, conveyed, pledged, assigned and transferred to the Collateral Agent, for the equal and ratable benefit of the Secured Parties, a security interest in, (a) the registered patents, applications for registration of patents, and licenses of registered patents listed in Schedule A hereto and (b) the registered trademarks and service marks, applications for registration of trademarks and service marks, and licenses of registered trademarks and service marks listed in Schedule B hereto, together with the goodwill of the business symbolized thereby, to secure the payment, performance and observance of the Secured Obligations as defined in the Security Agreement.

          The Commissioner of Patents and Trademarks is requested to record this notice in its records.

Dated: ________________

                              [GRANTOR]

                              By:
                                  -------------------------------------------
                              Name:
                                    -----------------------------------------
                              Title:
                                     ----------------------------------------

              Form of Subsidiary Security Agreement - Exhibit 3.8
              ---------------------------------------------------
                                       1

                                   SCHEDULE A
                                       TO
             NOTICE OF SECURITY INTEREST IN PATENTS AND TRADEMARKS
                                      FROM
                            [INSERT NAME OF GRANTOR]


        1.      Patents.

           Patent         Registration No.         Registration Date

        2.      Applications for Federal Registration of Patents.

           Patent            Serial No.                Filing Date



            Form of Subsidiary Security Agreement - Exhibit 3.8
            ---------------------------------------------------

                                  SCHEDULE B
                                      TO
             NOTICE OF SECURITY INTEREST IN PATENTS AND TRADEMARKS
                                     FROM
                           [INSERT NAME OF GRANTOR]

          1.  Federal Trademark and Service Mark Registrations.
   Trademark/Service Mark           Registration No.          Registration Date


          2.  Trademark and Service Mark Applications for Federal Registration.
   Trademark/Service Mark              Serial No.                Filing Date



            Form of Subsidiary Security Agreement - Exhibit 3.8
            ---------------------------------------------------

State of                                  }
         ---------------------------------}
County of                                 }
          --------------------------------}

On                before me,                , personally appeared              ,
   --------------            ---------------                      -------------

[_] personally known to me - OR - [_] proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                  Witness my hand and official seal.





                                  ----------------------------------------
                                              SIGNATURE OF NOTARY


              Form of Subsidiary Security Agreement - Exhibit 3.8
              ---------------------------------------------------

                                                                       EXHIBIT E

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:



- --------------------------------------------------------------------------------


                        FORM OF PERMANENT DEED OF TRUST,

                     SECURITY AGREEMENT AND FIXTURE FILING

                            WITH ASSIGNMENT OF RENTS

               ________________________, a _________ corporation,


                                    TRUSTOR,

                              FLEET NATIONAL BANK,

                         a national banking association

                                  BENEFICIARY

                     ______________________________________

                                    TRUSTEE

                      Dated as of _________________, 199__

- --------------------------------------------------------------------------------

  FORM OF PERMANENT DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING WITH
  ---------------------------------------------------------------------------
                              ASSIGNMENT OF RENTS
                              -------------------

     THIS PERMANENT DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING WITH ASSIGNMENT OF RENTS ("Deed of Trust") is made as of the _____ day of
                      -------------
____________, 199__ by ________________________, a ___________ corporation, having its principal office at __________________________________ ("Trustor"),
                                                                    -------
in favor of _________________ ("Trustee"), and Fleet National Bank, a national
                                -------
banking association, having its principal corporate trust office at 777 Main Street, Hartford, Connecticut, 06115 ("Fleet"), as collateral agent for (i) the
                                       -----
Note Trustee (as defined below) and the Persons that now or in the future are holders of the Notes (as defined below) issued under the Indenture described below (the "Holders"), [(include the following if Trustor is a Subsidiary
            -------
Guarantor): and (ii) USTrails, Inc., a Nevada corporation (including its successors and assigns, "Company")] (in such capacities, "), [(include the following if Trustor is a Subsidiary Guarantor): and in its capacity as transferee of Company's interests hereunder pursuant to the terms of the Company Pledge Agreement (as defined below),] Fleet or any successor in such capacity is referred to herein as the "Beneficiary"). Certain capitalized terms are defined
                           -----------
in Section 1.1 below. Unless otherwise defined herein, capitalized terms herein shall have the meanings given them in the Indenture.

                                R E C I T A L S
                                ---------------

     [(Include the following Recital A if Trustor is a Subsidiary Guarantor):

     A.  Trustor is a Subsidiary of Company.]

     B. Pursuant to the Indenture dated as of July 17, 1996, (as supplemented and otherwise amended from time to time, the "Indenture"), by and among
                                              ---------
[Trustor/Company], the Subsidiary Guarantors and Fleet as trustee thereunder (in such capacity, the "Note Trustee"), [Trustor/Company] has issued up to
                    ------------
$40,241,000 principal amount of Senior Subordinated Pay-In-Kind Notes due 2003, plus the additional amount of Senior Subordinated Pay-In-Kind Notes issued pursuant to Section 301 of the Indenture (collectively, the "Notes").
                                                             -----

     (Include the following Recital C if Trustor is the Company:

     [C. Pursuant to the Indenture, the Secured Obligations of Trustor are required to be secured by, among other things, this Deed of Trust.]

     (Include the following Recitals C, D, E and F if Trustor is a Subsidiary Guarantor):

     [C. Pursuant to a guarantee included in the Indenture (as amended from time to time, the "Subsidiary Guarantee"), the Subsidiary Guarantors (including
                   --------------------
Trustor) have Guaranteed the obligations of Company under the Notes, the Indenture and the other Note Documents to which Company is a party.

     D. Company has made, and may make from time to time in the future, Permitted Intercompany Secured Loans (for purposes hereof, "Permitted
                                                            ---------
Intercompany Loans") to the Subsidiaries referred to in the Indenture (including
- -------------
Trustor). To evidence the Permitted Intercompany Loans each of the Subsidiaries has executed and delivered (or will execute and deliver upon receipt of the loan proceeds) to Company a promissory note (for purposes hereof, a "Permitted
                                                                ---------
Intercompany Note").
- -----------------

     E. Pursuant to the Indenture, the Permitted Intercompany Loans and the Subsidiary Guarantee of Trustor are required to be secured by, among other things, this Deed of Trust.

     F. Pursuant to a Company Pledge Agreement dated as of _________________ (as amended from time to time, the "Company Pledge Agreement") by and between
                                    ------------------------
Company and the Collateral Agent, Company has pledged all Permitted Intercompany Loans and the related Permitted Intercompany Notes and the Trust Estate hereunder as collateral for Company's obligations under the Notes, the Indenture and the other Note Documents to which Company is a party.]

                                  WITNESSETH:

     TRUSTOR DOES HEREBY IRREVOCABLY GRANT, BARGAIN, SELL, TRANSFER, CONVEY AND ASSIGN to Trustee, its successors and assigns, IN TRUST, WITH POWER OF SALE, for the benefit and security of (i) Beneficiary, as agent and representative for the equal and ratable benefit of Trustee and the Holders and (ii) to Beneficiary, as agent and representative for ______________, under and subject to the terms and conditions hereinafter set forth, the following, subject to the Permitted Liens and Section 10.23, and excluding in each and every case all Excluded Assets and Proceeds of Excluded Assets:

                              GRANTING CLAUSE ONE


                                    [Land]

     All of Trustor's right, title and interest in the real property, located in the County of _________, State of _________, described in Exhibit A attached hereto and by this reference incorporated herein (the "Land").

                              GRANTING CLAUSE TWO


                                [Improvements]

     TOGETHER WITH, any and all structures, buildings, facilities and improvements now or hereafter erected on the Land, including, but not limited to, the Fixtures (as defined below) (collectively, the "Improvements") (the Land
                                                        ------------
and Improvements are referred to collectively as the "Property").
                                                      --------

     For purposes of this Deed of Trust, fixtures shall be deemed to include, to the full extent allowed by law, Fixtures (as defined below), and all other equipment and machinery now or at any time hereafter owned by Trustor and located or included in or on or appurtenant to the Property and used in connection therewith and which are or become so related to the real property encumbered hereby that an interest arises in them under real estate law which may include, but is not limited to: all docks, piers, barges, vessels, machinery, equipment (including without limitation pipes, furnaces, conveyors, drums, fire sprinklers and alarm systems, and air conditioning, heating, refrigerating, electronic monitoring, food storage, food processing (including restaurant fixtures), trash and garbage removal and maintenance equipment), office equipment, all built-in tables, chairs, planters, desks, sofas, shelves, lockers and cabinets, laundry equipment, all safes, furnishings, appliances (including iceboxes, refrigerators, fans, heaters, water heaters and incinerators), rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian blinds, curtains, lamps, chandeliers and other lighting fixtures.

                             GRANTING CLAUSE THREE


                                 [Rents, etc.]

     TOGETHER WITH, all rents, issues and profits, including, without limitation, all rights to payment for campground occupancy by campground guests, which includes any payment or monies received or to be received in whole or in part, whether actual or deemed to be, for the sale of services or products in connection therewith and/or in connection with such occupancy and advance registration fees by campground guests (collectively the "Rents"), subject to
                                                          -----
the license hereinafter given to Trustor to collect and apply such Rents.

                             GRANTING CLAUSE FOUR


               [Leases, including Deposits and Advance Rentals]

     TOGETHER WITH, all leasehold estate, right, title and interest of Trustor in and to all leases or subleases covering the Property or any portion thereof now or hereafter existing or entered into, and all right, title, claim, estate and interest of Trustor thereunder, including, without limitation, all claims of the lessor thereunder, cash or security deposits, advance rentals, and any and all deposits or payments of similar nature.

                             GRANTING CLAUSE FIVE


                          [Options to Purchase, etc.]

     TOGETHER WITH, all right, title and interest of Trustor, if any, in and to all options and other rights to purchase or lease the Property or any portion thereof or interest therein, if any, and any greater estate in the Property owned or hereafter acquired by Trustor.

                              GRANTING CLAUSE SIX


                          [All Additional Interests]

     TOGETHER WITH, all additional interests, estate, water and water rights or other claims, both in law and in equity, which Trustor now has or may hereafter acquire in the Property and all right, title and interest of Trustor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Trust Estate (as defined below), hereafter acquired by or released to Trustor or constructed, assembled or placed by Trustor on the Property and in each such case, the foregoing shall be deemed a part of the Property and shall become subject to the lien of this Deed of Trust as fully and completely, and with the same priority and effect, as though now owned by Trustor and specifically described herein, without any further mortgage, conveyance, assignment or other act by Trustor.

                             GRANTING CLAUSE SEVEN


                               [Easements, etc.]

     TOGETHER WITH, all easements, rights-of-way and rights used in connection with the Property or as a means of access thereto or which are otherwise of benefit thereto to the users thereof, and all tenements, hereditaments and appurtenances thereof and thereto.

                             GRANTING CLAUSE EIGHT


                          [Street Right-of-Way, etc.]

     TOGETHER WITH, all right, title and interest of Trustor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Property, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Property.

                             GRANTING CLAUSE NINE


                                 [Personalty]

     TOGETHER WITH, all right, title and interest of Trustor in all tangible and intangible personal property now or at any time hereafter located on or appurtenant to the Property and used or useful in connection with the management or operation of the Property, including, without limitation, the Personalty.

                              GRANTING CLAUSE TEN


                          [Condemnation Awards, etc.]

     TOGETHER WITH, all the estate, interest, right, title, other claim or demand, which Trustor now has or may hereafter acquire in any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Trust Estate, including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages.

                            GRANTING CLAUSE ELEVEN


                             [Insurance Proceeds]

     TOGETHER WITH, all the estate, interest, right, title and other claim or demand which Trustor now has or may hereafter acquire with respect to the proceeds of insurance in effect with respect to all or any part of the Trust Estate.

                            GRANTING CLAUSE TWELVE


                          [Claims for Damages, etc.]

     TOGETHER WITH, all the estate, interest, right, title and other claim or demand which Trustor now has or may hereafter acquire against anyone with respect to any damage to all or any part of the Trust Estate, including, without limitation, damage arising from any defect in or with respect to the design or construction of all or any part of the Improvements and damage resulting therefrom.

                           GRANTING CLAUSE THIRTEEN


             [Deposits, Advance Payments and Refunds of Insurance,

                                Utilities, etc.]

     TOGETHER WITH, all deposits or other security or advance payments including rental payments made by or on behalf of Trustor to others, and all refunds made by others to Trustor, with respect to (i) insurance policies relating to all or any part of the Trust Estate, (ii) utility service for all or any part of the Trust Estate, (iii) cleaning, maintenance, repair, or similar services for all or any part of the Trust Estate, (iv) refuse removal or sewer service for all or any part of the Trust Estate, (v) rental of equipment, if any, used in the operation, maintenance or repair by or on behalf of Trustor of all or any part of the Trust Estate, and (vi) parking or similar services or rights afforded to all or any part of the Trust Estate.

                           GRANTING CLAUSE FOURTEEN


                             [Water Rights, etc.]

     TOGETHER WITH, all water rights and rights to the use of water that are now or that may be hereinafter used in connection with the said Property, or any part thereof, or any improvements or appurtenances thereto.

     The entire estate, property and interest hereby conveyed to Trustee (other than Excluded Assets and Proceeds of Excluded Assets) may hereafter be referred to as the "Trust Estate."
           ------------

                         FOR THE PURPOSE OF SECURING:

     (Include the following Paragraph A if Trustor is the Company):

     A. The due and punctual payment and performance of any and all present and future obligations and liabilities of Trustor of every type or description to any Secured Party, arising under the Note Documents, whether for principal of, or premium, if any, or interest on the Notes, expenses, indemnities or other amounts (collectively, the "Obligations");
                            -----------

     (Include the following Paragraph A if Trustor is a Subsidiary Guarantor):

     A. The due and punctual payment and performance of any and all present and future obligations and liabilities of Trustor of every type or description to any Secured Party, arising under or in connection with the Subsidiary Guarantee, whether for principal of, or premium, if any, or interest on the Notes, expenses, indemnities or other amounts (including attorneys' fees and expenses) (collectively, the "Obligations") and the due and punctual payment and
                    -----------
performance of any and all present and future obligations and liabilities of Trustor of every type or description to Company (the assigns of which shall include Beneficiary, as agent for Trustee and the Holders pursuant to the Company Pledge Agreement), arising under or in connection with any Permitted Intercompany Note signed by it or any Permitted Intercompany Loan evidenced thereby, whether for principal thereof, or premium, if any, or interest thereon, expenses, indemnities or other amounts (including attorneys' fees and expenses) (collectively, the "Permitted Intercompany Loan Obligations");
                              ---------------------------------------

     B. The due and punctual payment and performance of any and all present and future obligations and liabilities of Trustor of every type or description to any Secured Party, arising under or in connection with this Deed of Trust or any other Note Document, including for reimbursement of amounts permitted to be advanced or expended by Beneficiary (i) to satisfy amounts required to be paid by Trustor under this Deed of Trust or any other Note Document for claims and Charges, together with interest thereon to the extent provided, or (ii) to protect the Trust Estate, together with interest thereon to the extent provided; and

     [C. INSERT STATE SPECIFIC REQUIREMENTS, IF ANY, WITH RESPECT TO FUTURE ADVANCES.]

     [I]n each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding (all obligations and liabilities described herein, including, without limitation, the Obligations and the Permitted Intercompany Loan Obligations, are collectively referred to herein as the "Secured Obligations").
                                        -------------------

     (Include the following if Trustor is a Subsidiary Guarantor):

     The Lien granted by Trustor as security for Permitted Intercompany Loan Obligations (the "Junior Lien") shall at all times be and remain unconditionally
                  -----------
subordinate, junior and subject to the Lien granted by Trustor as security for the Obligations (the "Senior Lien"). The Senior Lien shall at all times be and
                      -----------
remain unconditionally superior and prior in right of payment and enforcement to the Junior Lien, regardless of (i) the order or time as of which these Liens are granted or attach to any or all of the Trust Estate, (ii) the order or time of recording or other steps of perfection, (iii) whether the debt secured by the Senior Lien is outstanding on the date hereof or hereafter incurred or arising and, if hereafter incurred or arising, whether incurred or arising pursuant to commitment or otherwise, (iv) any amendment to the Subsidiary Guarantee, and (v) any other circumstance, whether or not similar to any of the foregoing, that might otherwise cause such subordination to become unenforceable or otherwise without force and effect; provided that this subordination shall be without any
                          --------
force or effect with respect to any portion of the Trust Estate (or any distribution at any time made with respect thereto) if, and to the extent that, a court of appropriate jurisdiction shall issue an order avoiding, subordinating or otherwise invalidating the Senior Lien on such portion of the Trust Estate. The parties hereto intend that the Junior Lien shall at all times be separate and apart from the Senior Lien, notwithstanding that the beneficiary of both such Liens may be the Beneficiary, and that such Liens shall not be merged.]

     TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR HEREBY COVENANTS AND AGREES AS FOLLOWS:

                                  ARTICLE 1.


                        DEFINITIONS AND RELATED MATTERS
                        -------------------------------

     Section 1.1.  Certain Defined Terms.
     -----------   ---------------------

     The following terms shall have the following meanings:

     "Accounts" has the meaning set forth in Section 8.1.1.
      --------

     "Applicable Priority" means, with respect to the Senior Lien, first
      -------------------
priority subject to the Permitted Liens and, with respect to the Junior Lien, second priority, subject only to the Senior Lien and the Permitted Liens.

     "Beneficiary" has the meaning set forth in the Preamble.
      -----------

     "Chattel Paper" has the meaning set forth in Section 8.1.3.
      -------------

     "Documents" has the meaning set forth in Section 8.1.8.
      ---------

     "Equipment"  has the meaning set forth in Section 8.1.6
      ---------

     "Fixtures"  has the meaning set forth in Section 8.1.7.
      --------

     "General Intangibles"  has the meaning set forth in Section 8.1.10.
      -------------------

     "Governmental Authority" the term "Governmental Authority" shall mean the
      ----------------------
United States, the state, the county, the city, or any other political subdivision in which the Trust Estate is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Trustor, any of its current or former Affiliates or the Trust Estate.

     "Improvements" has the meaning set forth in Granting Clause Two.
      ------------

     "Inventory" has the meaning set forth in Section 8.1.5.
      ---------

     "Junior Lien" has the meaning set forth hereinabove.
      -----------

     "Land" has the meaning set forth in Granting Clause One.
      ----

     "Leases" means any and all leasehold interests, or occupancy rights,
      ------
including subleases and tenancies, affecting or covering any portion of the Property, but excluding any leases under which Trustor is the lessee.

     "Legal Requirements" shall mean (a) any and all present and future judicial
      ------------------
decisions, statutes, rulings, rules, regulations, permits, certificates or ordinances of any Governmental Authority applicable to Trustor, any of its current or former Affiliates or the Trust Estate, including, but not limited to, those respecting the ownership, use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction thereof, (b) Trustor's or such Affiliates' presently or subsequently effective Bylaws and Articles of Incorporation, or any instruments establishing any partnership, limited partnership, joint venture, trust or other form of business association (if either, both or all by any of same), (c) any and all Purchase Contracts, Leases and other contracts (written or oral) of any nature to which Trustor or such Affiliates may be bound affecting the Trust Estate and (d) any and all restrictions, reservations, conditions, easements or other covenants or agreements of record affecting the Trust Estate.

     "Notes Receivable" has the meaning set forth in Section 8.1.2.
      ----------------

     "NRS" means the Nevada Revised Statutes in effect from time to time.
      ---

     "Permitted Intercompany Loan Obligations" has the meaning set forth in
      ---------------------------------------
paragraph B under the section entitled "Securing."

     "Permitted Lien" means any lien permitted under Section 1016 of the
      --------------
Indenture, provided that such lien is not senior to the Liens of this Deed of
           --------
Trust.

     "Personalty" has the meaning set forth in Section 8.1.
      ----------

     "Proceeds" has the meaning set forth in Section 8.1.17.
      --------

     "Property" has the meaning set forth in Granting Clause Two.
      --------

     "Public Waters" means any river, lake, stream, sea, ocean, gulf, bay or
      -------------
other public body of water.

     "Receivables" means accounts, Notes Receivable, Chattel Paper and other
      -----------
rights to the payment of money.

     "Receiver" means any trustee, receiver, custodian, fiscal agent, liquidator
      --------
or similar officer.

     "Rents"  has the meaning set forth in Granting Clause Three.
      -----

     "Secured Parties" means, collectively, the Collateral Agent, the Trustee,
      ---------------
the Holders, [(include the following if Trustor is a Subsidiary Guarantor): and, solely with respect to the Junior Lien, Company,] and the respective successors and permitted assigns of such Persons.

     "Senior Lien" has the meaning set forth hereinabove.
      -----------

     "Obligations" has the meaning set forth hereinabove.
      -----------

     "Trademarks" means trademarks, servicemarks and trade names (including
      ----------
without limitation, the trademarks listed on (insert appropriate schedule to Company Security Agreement or Subsidiary Security Agreement, as applicable), all registrations and applications to register such trademarks, servicemarks and trade names and all renewals thereof, and the goodwill of the business associated with or relating to such trademarks, servicemarks and trade names, including without limitation any and all licenses and rights granted to use any trademark, servicemark or trade name owned by any other Person.

     "Trust Estate" has the meaning set forth at the end of the Granting
      ------------
Clauses.

     "UCC"  means the Uniform Commercial Code (as amended from time to time) of
      ---
the State in which the Land is situated.

     Section 1.2.  Related Matters.
                   ---------------

     1.2.1.  Terms Used in the UCC.
             ----------------------

     Unless the context clearly otherwise requires, all lower-case terms used and not otherwise defined herein that are used or defined in Article 9 (or any equivalent subpart) of the UCC have the same meanings herein.

     1.2.2.  Construction.
             ------------

     Unless the context of this Deed of Trust clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, and "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Deed of Trust refer to this Deed of Trust as a whole (including the Preamble, the Recitals and all Schedules and Exhibits, but subject to Section 1.2.4.) and not to any particular provision of this Deed of Trust. Article, section, subsection, exhibit, recital, preamble and schedule references in this Deed of Trust are to this Deed of Trust unless otherwise specified. References in this Deed of Trust to any agreement, other document or law "as amended" or "as may be amended from time to time," or to amendments of any document or law, shall include any amendments, supplements, replacements, renewals or other modifications.

     1.2.3.  Governing Law.
             -------------

     The provisions of this Deed of Trust with respect to the creation, perfection and enforcement of the liens and security interests created hereby shall be governed by, and construed in accordance with, the laws (other than the rules regarding conflicts of laws) of the State in which the Land is situated, provided that, with respect to any portion of the Trust Estate (other than
- --------
Personalty) that is located outside the State of ________, the law of the state in which such property is located shall govern to the extent, and only to the extent, necessary to permit the Beneficiary to enforce its rights, powers and remedies hereunder. Except as provided in the preceding provisions of this
Section 1.2.3, this Deed of Trust shall be governed by, and construed in accordance with, the laws (other than the rules regarding conflicts of laws) of the State of __________.

     1.2.4.  Headings.
             --------

     The Article and Section headings used in this Deed of Trust are for convenience of reference only and shall not affect the construction hereof.

     1.2.5.  Severability.
             ------------

     If any provision of this Deed of Trust or any Lien or other right hereunder shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision, Lien or other right shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions herein or any other Lien or right granted hereby or the validity, legality or enforceability of such provision, Lien or right in any other jurisdiction.

     1.2.6.  Exhibits and Schedules.
             ----------------------

     All of the appendices, exhibits and schedules attached to this Deed of Trust shall be deemed incorporated herein by reference.

                                  ARTICLE 2.


                               WARRANTY OF TITLE
                               -----------------

     Trustor warrants that (i) it is the lawful owner of the Trust Estate, (ii) this Deed of Trust is a valid and enforceable Applicable Priority Lien on the Trust Estate, subject only to Permitted Liens and Section 10.24, and Trustor will maintain and preserve the Liens and Applicable Priority of this Deed of Trust until the Secured Obligations have been discharged in full, (iii) it has good, right and lawful authority to grant and encumber the Trust Estate as provided in and by this Deed of Trust, (iv) it will, to the extent required by the Indenture, forever warrant and defend its grant made herein against any and all claims and demands of all Persons claiming by, through or under Trustor, except as to the Permitted Liens and subject to Section 10.24, and (v) Trustor has, to the extent required by the Indenture and subject to Section 10.24, good and indefeasible title to the Trust Estate, free and clear of all material defects, Liens, encumbrances, security interests, restrictions, exceptions and easements, except the Permitted Liens.

                                  ARTICLE 3.


                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Trustor hereby represents and warrants to Beneficiary and Trustee that:

     Section 3.1.  Compliance with Laws.
                   --------------------

     To the best knowledge of Trustor, except as otherwise disclosed in writing to Beneficiary, the Trust Estate and the proposed and actual use thereof comply in all material respects with all Applicable Law and there is no proceeding pending or, to the best knowledge of Trustor, threatened before any court, quasi-judicial body, Governmental Authority or administrative agency relating to the validity of the Collateral Documents or the proposed or actual use of the Trust Estate.

     Section 3.2.  Condemnation.
                   ------------

     Except as disclosed in writing to Beneficiary, there are no pending or, to the best knowledge of Trustor, threatened condemnation or eminent domain proceedings against the Trust Estate or any part thereof.

     Section 3.3.  Litigation.
                   ----------

     To the best knowledge of Trustor, except as disclosed in writing to Beneficiary, there are no pending or threatened actions, claims, proceedings, investigations, suits or proceedings before any Governmental Authority to which Trustor is a party or relating to the construction, operation or ownership of the Trust Estate or any part thereof.

                                  ARTICLE 4.


                             AFFIRMATIVE COVENANTS
                             ---------------------

     Trustor hereby covenants to and agrees with Beneficiary as follows:

     Section 4.1.  Secured Obligations of Trustor.
                   ------------------------------

     Trustor will perform its Secured Obligations arising under this Deed of Trust and shall continue to be liable for the performance of its Secured Obligations arising under this Deed of Trust until discharged in full, notwithstanding any actions of partial foreclosure that may be brought hereunder to recover any amount or amounts expended by Beneficiary on behalf of Trustor in order to cure any of Trustor's defaults or to satisfy any of Trustor's obligations or covenants under any agreement relating to the Trust Estate and to which Trustor is a party or by which the Trust Estate is bound.

     Section 4.2.  Other Reports.

     Trustor shall provide from time to time such additional information regarding Trustor or the Trust Estate as Beneficiary may reasonably request.

     Section 4.3.  Other Reports.

     Trustor shall, at its own expense, perform such acts as may be necessary, or that Beneficiary may reasonably request at any time, to execute, acknowledge and deliver all such additional papers and instruments (including, without limitation, a declaration of no setoff) and all such further assurances of title and will do or cause to be done all further acts and things as may be proper or reasonably necessary to carry out the purpose hereof and to subject to the Liens hereof any property intended by the terms hereof to be covered thereby and any renewals, additions, substitutions, replacements or betterments thereto.

     Section 4.4.  FIRPTA Affidavit.

     Trustor hereby represents and warrants to Beneficiary, under penalty of perjury:

     (i) Trustor's U.S. Taxpayer Identification Number is _______________;

     (ii) Trustor's business address is____________________; and

     (iii) Trustor is not a "foreign Person" within the meaning of Sections 1445 and 7701 of the Code (i.e., Trustor is not a nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and regulations promulgated thereunder).

     Trustor agrees to indemnify, defend, protect and hold Beneficiary and Beneficiary's agents harmless of, from and against any and all loss, liability, costs, damages, claims or causes of action including reasonable attorneys' fees, costs and expenses which may be actually incurred by Beneficiary or Beneficiary's agents by reason of any failure of any representation or warranty made by Trustor in this Section 4.4 to be true and correct in all respects, including, but not limited to, any liability for failure to withhold any amount required under Code Section 1445 in the event of foreclosure or other transfer of the Property.

     Section 4.4.  Liens.
                   -----

     Trustor shall pay and promptly discharge, at Trustor's cost and expense, all Liens upon the Trust Estate, or any part thereof or interest therein other than the Permitted Liens. Trustor shall have the right to contest in good faith the validity of any such Lien, provided Trustor shall first post such bond or furnish such other security as may be required by law to release such Lien or shall have established adequate reserves therefor in accordance with GAAP, and provided further that Trustor shall thereafter diligently proceed to cause such Lien to be removed and discharged. If Trustor shall fail to discharge any such Lien, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such Lien by depositing in court a bond for the amount claimed or otherwise giving security for such Lien, or in such manner as is or may be prescribed by law. Any amount so paid by Beneficiary shall bear interest at the Default Rate from the date of payment by Beneficiary, shall constitute an additional Secured Obligation secured hereby, prior to any right, title or interest in or claim upon the Trust Estate attaching or accruing subsequent to the Senior Lien of this Deed of Trust, shall be secured by this Deed of Trust and shall be payable by Trustor to Beneficiary upon demand.

     Section 4.6.  Inspection.
                   ----------

     Trustor shall permit Beneficiary, upon 24 hours' prior notice, to enter upon and inspect, during normal business hours, the Property and the construction and operation thereof, for such purposes reasonably deemed necessary by Beneficiary; provided, however, that no such prior notice shall be
                          --------  -------
necessary and such inspection may occur at any time if (i) Beneficiary reasonably believes that an emergency exists or is imminent or (ii) the giving or delivery of such notice is prohibited or stayed by Applicable Laws; and

provided, further, that Beneficiary shall use reasonable, good faith efforts to
- --------  -------
avoid interfering with Trustor's business operations on the Property, including all rights of Purchasers as defined in Section 10.23.

                                  ARTICLE 5.


                              NEGATIVE COVENANTS
                              ------------------

     Trustor hereby covenants to and agrees with Beneficiary that except as permitted by the Indenture, Trustor shall not hypothecate, encumber, sell, convey, assign, lease, transfer, alienate, or otherwise dispose of its interest in the Trust Estate or any part thereof, either voluntarily or by operation of law, including, without limitation, by foreclosure, attachment, merger, consolidation or dissolution affecting Trustor or any interest in the Property or Trustor.

                                  ARTICLE 6.


                          CASUALTIES AND CONDEMNATION
                          ---------------------------

     Section 6.1.  Casualties.
                   ----------

     Trustor will notify Beneficiary in writing promptly after loss or damage caused by fire, wind or other casualty to any material portion of the Property.

     Section 6.2.  Condemnation.
                   ------------

     Trustor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the entire Property or any material portion thereof, will notify Trustee and Beneficiary of the pendency of such proceedings. Trustee and Beneficiary may participate in any such proceedings and Trustor from time to time will deliver to Beneficiary all instruments requested by Beneficiary to permit such participation; provided, however, that
                                                       --------  -------
Trustor shall have the sole right to participate in and settle any and all such proceedings unless an Event of Default then exists. In any such condemnation proceedings Beneficiary may be represented by counsel selected by Beneficiary at the sole cost and expense of Trustor.

                                  ARTICLE 7.


                            REMEDIES OF BENEFICIARY
                            -----------------------

     Section 7.1.  Event of Default.
                   ----------------

     The occurrence of one or more "Events of Default" (as defined in the Indenture) shall constitute an "Event of Default."

     Section 7.2.  Remedies.
                   --------

     At any time after an Event of Default, Beneficiary may, to the maximum extent permitted by Applicable Laws:

     7.2.1. In person, by agent, or by a receiver, and without regard to the adequacy of security, the solvency of Trustor or any other matter, Beneficiary may (i) enter upon and take possession of the Property, or any part thereof, in its own name or in the name of Trustee and (ii) sue for or otherwise collect the Rents, issues and profits thereof and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees actually incurred, to the Secured Obligations, all in such order as Beneficiary may determine. The entering upon and taking possession of said Property, the collection of such Rents, issues and profits and the application thereof as aforesaid shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice, or deprive Beneficiary of the benefits of any indemnity set forth herein;

     7.2.2. Commence an action to foreclose this Deed of Trust in the manner provided by Applicable Law for the foreclosure of mortgages or deeds of trust of real property;

     7.2.3. Deliver to Trustee such notices, authorizations and requests as may be required under Applicable Law to enable the Trustee to commence and complete foreclosure of the liens and security interests of this Deed of Trust in accordance with Applicable Laws;

     7.2.4. If the Secured Obligation become or are declared immediately due and payable pursuant to Section 502 of the Indenture and Trustor fails to make such payment as and when due, then Beneficiary may waive its Liens against any parcel of the Property or all or any portion of the Fixtures or Personalty attached to the Property, to the extent such property is determined to be environmentally impaired, and to exercise any and all rights of an unsecured creditor against Trustor and all of Trustor's assets for the recovery of any deficiency, including, but not limited to, seeking an attachment order. TRUSTOR ACKNOWLEDGES AND AGREES THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY, EXPRESS OR IMPLIED, IN THIS DEED OF TRUST OR IN ANY OF THE OTHER NOTE DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY NONRECOURSE OR EXCULPATORY LANGUAGE, IF ANY), TRUSTOR SHALL BE PERSONALLY LIABLE FOR ANY RECOVERY DESCRIBED IN THIS PARAGRAPH 7.2.4 AND SUCH LIABILITY SHALL NOT BE LIMITED TO THE AMOUNT OF THE NOTES;

     7.2.5. With respect to any Personalty, proceed as to both the real and personal property in accordance with Beneficiary's rights and remedies in respect of the Property, or proceed to sell said Personalty separately and without regard to the Property in accordance with Beneficiary's rights and remedies; and/or

     7.2.6. Pursue any and all other remedies it may have, at law or in equity, or under any other document or instrument, except as otherwise provided in the Indenture.

     Section 7.3.  Power of Sale.
                   -------------

     Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and the appropriate Permitted Intercompany Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

     [The following provisions to be conformed to applicable state law.]

  7.3.1. Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor notices of default and sale to be given in accordance with the applicable provisions of NRS Chapter 107. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by Applicable Laws and after recordation of such notice of default and after notice of sale having been given as required by law, sell the Trust Estate at the time and place of sale fixed by it in said notice of sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including, without limitation, Trustor or Beneficiary, may purchase at such sale and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers against the claims of all Persons claiming by, through or under Trustor. If allowed by law, Beneficiary, if it is the purchaser, may apply the amount of the Secured Obligations then due and payable toward payment of the purchase price. Trustor hereby waives its right, if any, to require that the Property be sold as separate tracts or units in the event of foreclosure.

     7.3.2. Trustee, upon such sale, shall make (without any covenant or warranty, express or implied), execute and, after due payment made, deliver to purchaser or purchasers, or his or their heirs or assigns, a deed or deeds, or other record or records of interest, as the case may be, in and to the Property so sold that shall convey to the purchaser all the title and interest of Trustor in the Property (or the portion thereof sold), and after deducting all costs, fees and expenses of Trustee and of this Trust, including costs of evidence of title in connection with sale, shall apply the proceeds of sale to payment of
(i) all sums expended under the terms hereof, not then repaid, with accrued interest at the Default Rate and (ii) all other sums then secured hereby and the remainder, if any, to the Person or Persons legally entitled thereto.

     7.3.3. Trustee may postpone sale of all or any portion of the Trust Estate by public announcement at such time and place of sale, or as otherwise permitted by Applicable Laws, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. Beneficiary may rescind any notice of default at any time before Trustee's sale by executing a notice of rescission and recording the same. The recordation of such notice of rescission shall constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of the right of rescission shall not constitute a waiver of any default then existing or subsequently occurring, or impair the right of Beneficiary to execute other declarations of default and demand for sale, or notices of default and of election to cause the Property to be sold. nor otherwise affect the Note Documents or this Deed of Trust, or any of the rights, obligations or remedies of Beneficiary or Trustee hereunder.

     Section 7.4.  Proof of Default.
                   ----------------

     In the event of a sale of the Property, or any part thereof, and the execution of a deed or deeds therefor, the recital therein of default, and of recording notice of breach and election of sale, and of the elapsing of the required time (if any) between the foregoing recording and the following notice, and of the giving of notice of sale, and of a demand by Beneficiary, or its successors or assigns, that such sale should be made, shall be conclusive proof of such default, recording, election, elapsing of time, and of the due giving of such notice, and that the sale was regularly and validly made on due and proper demand by Beneficiary, its successors or assigns; and any such deed or deeds with such recitals therein shall be effectual and conclusive against Trustor, its successors and assigns, and all other Persons; and the receipt for the purchase money recited or contained in any deed executed to the purchaser as aforesaid shall be sufficient discharge to such purchaser from all obligations to see to the proper application of the purchase money.

     Section 7.5.  Protection of Security.
                   ----------------------

     If an Event of Default shall have occurred and be continuing, then Beneficiary or Trustee, but without obligation so to do, upon at least 15 days prior written notice to Trustor and without releasing Trustor from any obligations or defaults hereunder, may: (i) make payment or otherwise perform such obligations of Trustor upon which such Event of Default is based in such manner and to such extent as either may reasonably deem necessary to protect the security hereof, Beneficiary and Trustee being authorized to enter upon the Property for such purpose; (ii) appear in and defend any action or proceeding purporting to affect, in any manner whatsoever, the Secured Obligations, the security hereof or the rights or powers of Beneficiary or Trustee; (iii) pay, purchase or compromise any encumbrance, charge or lien (other than Permitted Liens) that in the judgment of Beneficiary or Trustee is prior or superior to or ranks equally with the Junior Lien hereof; and (iv) in exercising any such powers, pay necessary expenses, employ counsel and pay attorneys' fees. Trustor hereby agrees to repay within thirty (30) days after receipt of written demand all reasonable sums actually expended by Trustee or Beneficiary pursuant to this
Section 7.5 with interest at the Default Rate from the date of expenditure by Beneficiary, and such sums, with interest, shall be secured hereby.

     Section 7.6.  Receiver.
                   --------

     If an Event of Default shall have occurred and be continuing, Beneficiary, as a matter of strict right and without regard to the then value of the Property, shall have the right to apply to any court having jurisdiction to appoint a Receiver or Receivers of the Property. Any such Receiver or Receivers shall have all the powers and duties of receivers under Applicable Laws in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided in this Deed of Trust, and shall continue as such and exercise all such powers until the date of confirmation of sale, unless such receivership is sooner terminated.

     Section 7.7.  Curing of Defaults.
                   ------------------

     7.7.1. If Trustor shall at any time fail to perform or comply with any of the terms, covenants and conditions required on Trustor's part to be performed and complied with under this Deed of Trust or any other Note Document relating to the Trust Estate (after the lapse of any cure period provided therein), then Beneficiary, and without waiving or releasing any of the Secured Obligations, may (but shall be under no obligation to), subject to the provisions of any of the aforesaid agreements:

     7.7.2. Make any payments thereunder payable by Trustor and take out, pay for and maintain any of the insurance policies provided for therein, and/or

     7.7.3. After the expiration of any applicable grace period and subject to Trustor's rights to contest certain obligations specifically granted hereby and in the Indenture, perform any such other acts thereunder on the part of Trustor to be performed and enter upon the Property and incur reasonable attorneys' fees and expenses for such purpose.

     7.7.4. The making by Beneficiary of such payment out of Beneficiary's own funds shall not, however, be deemed to cure such default by Trustor, and the same shall not be so cured unless and until Trustor shall have reimbursed Beneficiary within the applicable cure period for such payment including interest at the Default Rate from the date of such expenditure. All sums so paid and all reasonable costs and expenses actually incurred and paid by Beneficiary in connection with the performance of any such act, together with interest on unpaid balances thereof at the Default Rate from the respective dates of Beneficiary's making of each such payment, shall be secured by the lien of this Deed of Trust, prior to any right, title or interest in or claim upon the Property attaching or accruing subsequent to the lien of this Deed of Trust, and shall be payable by Trustor to Beneficiary within thirty (30) days after receipt of written demand.

     Section 7.8.  Remedies Cumulative.
                   -------------------

     All remedies of Beneficiary provided for herein are cumulative and shall be in addition to any and all other rights and remedies provided in the other Collateral Documents or provided by Applicable Law, including any banker's lien and right of offset. The exercise of any right or remedy by Beneficiary hereunder shall not in any way constitute a cure or waiver of default hereunder or under the Collateral Documents, or invalidate any act done pursuant to any notice of default, or prejudice Beneficiary in the exercise of any of its rights hereunder or under the Collateral Documents unless, in the exercise of said rights, all Secured Obligations are fully discharged.

                                  ARTICLE 8.


                     SECURITY AGREEMENT AND FIXTURE FILING
                     -------------------------------------

     Section 8.1.  Grant of Security Interest.
                   --------------------------

     To secure the payment and performance of the Secured Obligations as and when due, Trustor (as debtor) hereby grants, conveys, pledges, assigns and transfers (i) to Beneficiary (as secured party), as agent and representative for the equal and ratable benefit of Trustee and the Holders and (b) to Beneficiary, as agent and representative of the Company, security interests (collectively, the "Security Interest") in, all right, title, claim, estate and interest in and
     -----------------
to all property , other than Excluded Assets, now or hereafter affixed to, located on or at the Property (which term, for the purposes of this Section 8.1. shall not include the Personalty) or used in connection with the operation of the Property (hereinafter collectively referred to as "Personalty") whether now
                                                       ----------
owned and existing or hereafter acquired or arising, and wherever located, including, without limitation, the following, subject to the Permitted Liens and rights of Purchasers as defined in Section 10.24 and expressly excluding in each case any Excluded Assets or Proceeds thereof:

     8.1.1. Any and all rights to payment for goods sold or leased or for services rendered, including any such rights evidenced by Chattel Paper, whether due or to become due and whether or not earned by performance (excluding any such rights evidenced by Notes Receivable, the "Accounts");
                                                --------

     8.1.2. Any and all negotiable instruments, promissory notes, acceptances, drafts, checks, certificates of deposit and other writings that evidence a right to the payment of money by any other Person, including the writings listed on (appropriate schedule to Company Security Agreement or Subsidiary Security Agreement, as applicable) (the "Notes Receivable");
                                ----------------

     8.1.3. Any and all chattel paper, including writings that evidence both a monetary obligation and a security interest in or lease of specific goods (the "Chattel Paper");
- --------------

     8.1.4.  Any and all rights to payment:

     8.1.4.1. To the extent not included in Accounts, Notes Receivable or Chattel Paper, receivable from any credit card company (such as Visa, Mastercard, American Express and Diner's Club), whether arising out of or relating to the sale of lodging, goods and services by any Trustor or otherwise; and

     8.1.4.2. Of money not listed above and any and all rights, titles, interests, securities, Liens and guaranties evidencing, securing, guaranteeing payment of or in any way relating to any Receivables;

     8.1.5. Any and all goods that may at any time be held for sale or lease or to be furnished under any contract of service, be so leased or furnished, or constitute raw materials, work in process, parts, supplies or materials that are or might be used or consumed in a business or in connection with the manufacture, selling or leasing of such goods ("Inventory");

     8.1.6. Any and all equipment and other goods (excluding Inventory), including the following personal property (together with all related property described in Section 8.1.15 (the "Equipment");

     8.1.6.1. Machinery, machine tools, office machinery (including computers, typewriters and duplicating machines), motor vehicles, trailers, rolling stock, motors, pumps, controls, tools, parts, works of art, furniture, furnishings and trade fixtures, all athletic equipment and supplies, and all molds, dies, drawings, blueprints, reports, catalogs and computer programs related to any of the above;

     8.1.6.2. Ships, boats, barges and vessels (whether under construction or completed) and any and all masts, bowsprits, boilers, engines, sails, fittings, anchors, cables, chains, riggings, tackle, apparel, furniture, capstans, outfits, tools, pumps, gears, appliances, fittings and spare and replacement parts and all other appurtenances, accessories and additions, improvements and replacements thereto, whether on board or not on board, in or to any ship, boat, barge or vessel;

     8.1.6.3. Stones, wood, steel and other materials used or to be used in the building, construction, repair, renovation, refurbishment or otherwise with respect to the Improvements or ships, boats, barges or vessels;

     8.1.7. Any and all fixtures, including machinery, equipment or appliances for generating, storing or distributing air, water, heat, electricity, light, fuel or refrigeration, for ventilating or sanitary purposes, elevators, safes, laundry, kitchen and athletic equipment, trade fixtures, and telephone, television and other communications equipment (the "Fixtures");

     8.1.8. Any and all documents, whether or not negotiable, including bills of lading, warehouse receipts, trust receipts and the like (the "Documents");

     8.1.9. Any and all stocks, bonds, general and limited partnership interests, joint venture interests and other securities, subscription rights, options, warrants, puts, calls and other rights with respect thereto, and investment and brokerage accounts (the "Securities");

     8.1.10. Any and all general intangibles and contract rights (together with any property listed under Section 8.1.15 relating thereto, the "General Intangibles"), including the following:

     8.1.10.1. Insurance policies and all rights and claims therein or thereunder (including prepaid and unearned premiums), including insurance against casualty (including by fire or earthquake) or liability (including against environmental cleanup costs), title insurance, business interruption insurance and builders risk insurance, whether covering personal or real property;

     8.1.10.2. Any and all leases of real or personal property, licensing agreements and other contracts (including all leases and the contracts listed on (appropriate schedule to Company Security Agreement or Subsidiary Security Agreement, as applicable), and all guaranties, warranties, royalties, license fees and rights under such contracts including those described on (appropriate schedule to Company Security Agreement or Subsidiary Security Agreement, as applicable);

     8.1.11. Any and all Governmental Approvals, including permits, licenses, certificates of use and occupancy (or their equivalents) and zoning and other approvals, and tax and other refunds, compensation, awards, payments and relief given or made by any Governmental Authority (including condemnation awards) (the "Approvals");

     8.1.12. Deposits, surety and other bonds, choses and things in action, goodwill, computer programs, computer software (including all source and object codes, all media of any type or nature on which such source or object codes are reproduced, copied, stored or maintained), technology processes, proprietary information, patents, patent applications, copyrights, copyright applications, trademarks, trademark applications, service marks, trade and other names, trade secrets and customer lists, including the intellectual property rights listed on (appropriate schedule to Company Security Agreement or Subsidiary Security Agreement, as applicable);

     8.1.13. Any and all architectural and engineering drawings, plans, specifications, studies, reports and other materials;

     8.1.14. Any and all books and records (including ledgers, correspondence, credit files, computer software, computer storage media and electronically recorded data) pertaining to such Trustor or any of the foregoing and all equipment, receptacles, containers and cabinets therefor;

     8.1.15. Any and all accessions, appurtenances, components, repairs, repair parts, spare parts, renewals, improvements, replacements, substitutions and additions to, of or with respect to any of the foregoing;

     8.1.16. Any and all rights, remedies, powers and privileges of such Trustor with respect to any of the foregoing; and

     8.1.17. Any and all proceeds and products of any of the foregoing, whether now held and existing or hereafter acquired or arising, including all rents, issues, income and profits of or from any of the foregoing (collectively, the "Proceeds"). "Proceeds" shall include (i) whatever is now or hereafter received by Trustor upon the sale, exchange, collection, other disposition or operation of any item of Personalty, whether such proceeds constitute accounts, general intangibles, instruments, securities, documents, letters of credit, chattel paper, deposit accounts, money, goods or other personal property, (ii) any items that are now or hereafter acquired by Trustor with any Proceeds of Personalty,
(iii) any amounts now or hereafter payable under any insurance policy by reason of any loss of or damage to any Personalty or the business of Trustor, (iv) all rights to payment and payments for hotel room occupancy (and related reservations) and the sale of services or products in connection therewith and
(v) the right to further transfer, including by pledge, mortgage, license, assignment or sale, any of the foregoing, provided that "Proceeds" shall not include Excluded Assets.

     Section 8.2.  Remedies, etc.
                   --------------

     This Deed of Trust constitutes a security agreement with respect to the Personalty, in which Beneficiary is granted a security interest hereunder, and Beneficiary shall have all of the rights and remedies of a secured party under the UCC and the other Collateral Documents as well as all other rights and remedies available at law or in equity. Upon the occurrence and during the continuance of any Event of Default hereunder, Beneficiary shall have (i) the right to cause any of the Personalty which is personal property to be sold at any one or more public or private sales as permitted by Applicable Laws and apply the proceed thereof to the Secured Obligations, (ii) the right to collect and apply to the Secured Obligations any Personalty which is cash, Notes Receivable, other rights to payment or Chattel Paper, and
(iii) all other rights and remedies, whether at law, in equity, or by statute as are available to secured creditors under Applicable Laws. Any such disposition may be conducted by an employee or agent of Beneficiary or Trustee. To the maximum extent permitted by Applicable Law, any Person, including both Trustor and Beneficiary, shall be eligible to purchase any part or all of such Personalty at any such disposition. Beneficiary shall give Trustor at least 10 days' prior written notice of the time and place of any public sale or other disposition of such Personalty or of the time of or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Trustor in the manner provided for the mailing of notices herein, it is hereby deemed such notice shall be and is commercially reasonable notice to Trustor.

     Section 8.3.  Expenses.
                   --------

     Reasonable expenses actually incurred of retaking, holding, preparing for sale, selling or the like shall be borne by Trustor and shall include Beneficiary's and Trustee's reasonable attorneys' fees and legal expenses.

     Section 8.4.  Fixture Filing.
                   --------------

     8.4.1. This Deed of Trust shall be effective as a Financing Statement filed as a fixture filing from the date of the recording hereof in accordance with the Uniform Commercial Code in effect in the state, where the Land is situated. In connection therewith, the addresses of Trustor as debtor ("Debtor") and Beneficiary as secured party ("Secured Party") are set forth in the Indenture, a copy of which is attached hereto. The address of Beneficiary, as the Secured Party, is also the address from which information concerning the security interest may be obtained by any interested party.

     8.4.1.1. The property subject to this fixture filing is described in Sections 8.1.6 and 8.1.7.

     8.4.1.2. Portions of the property subject to this fixture filing as identified in Section 8.4.1.1 above are or are to become fixtures related to the real estate described on Exhibit A to this Deed of Trust.

                            8.4.1.3.
                                               ---------------------------------
                            Secured Party is:

                            8.4.1.4.
                                               ---------------------------------
                            Debtor is:
                                               ---------------------------------

                            8.4.1.5
                                               ---------------------------------
                            The record owner
                            of the Property is:
                                               ---------------------------------

     8.4.2. In the event Trustor shall fail, beyond any applicable notice and grace periods, to make any payment or perform any covenant related to any security interest in favor of any Person other than Beneficiary, Beneficiary may, at its option, within 15 days after notice to Trustor or if Beneficiary's immediate action is reasonably necessary to protect the lien hereof or its security for the Secured Obligations, at any time without prior notice to Trustor, pay the amount secured by such security interest, and the amount so paid shall be (i) secured by this Deed of Trust and shall be a lien on the Property enjoying the same priorities vis-a-vis the estates and interests encumbered hereby as the Senior Lien of this Deed of Trust, (ii) added to the amount of the Secured Obligations, and (iii) payable within 30 days after receipt of written demand with interest at the Default Rate from the time of such payment; or Beneficiary shall have the privilege of acquiring by assignment from the holder of such security interest any and all contract rights, accounts receivable, chattel paper, negotiable or non-negotiable instruments and other evidence of Trustor's indebtedness secured by such fixtures, and, upon acquiring such interest by assignment, shall have the right to enforce the security interest as assignee thereof, in accordance with the terms and provisions of the UCC, as amended or supplemented, and in accordance with other Applicable Laws.

                                  ARTICLE 9.


                              ASSIGNMENT OF RENTS
                              -------------------

     Section 9.1.  Assignment of Rents.
                   -------------------

     Subject to Section 9.2, the Permitted Liens and the rights of Purchasers under Section 10.24, Trustor hereby absolutely and unconditionally assigns and transfers to Beneficiary all of the Rents, whether now due, past due or to become due, and hereby gives to and confers upon Beneficiary the right, power and authority to collect such Rents and apply the same to the Secured Obligations secured hereby. Trustor irrevocably appoints Beneficiary its true and lawful attorney, at the option of Beneficiary at any time while an Event of Default exists, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Trustor or in the name of Beneficiary, for all such Rents and apply the same to the Secured Obligations secured hereby. It is understood and agreed that neither the foregoing assignment of Rents to Beneficiary nor the exercise by Beneficiary or any of its rights or remedies under this Deed of Trust shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Beneficiary, in person or by its own agent, assumes actual possession thereof, nor shall appointment of a Receiver for the Property by any court at the request of Beneficiary or by agreement with Trustor or the entering into possession of the Property or any part thereof by such Receiver be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

     Section 9.2.  Collection of Rents.
                   -------------------

     Notwithstanding anything to the contrary contained herein, so long as no Event of Default with respect to the Notes shall occur and be continuing, Trustor shall have a license, revocable upon the occurrence and during the continuance of an Event of Default, to collect all Rents from the Property and to retain, use and enjoy the same and to otherwise exercise all rights with respect thereto, subject to the terms hereof. Upon the occurrence and during the continuance of an Event of Default, the license hereinabove granted to Trustor shall, without the requirement of the giving of notice or taking of any action by any party, be revoked, and Beneficiary shall have the complete right and authority to exercise and enforce any and all of its rights and remedies provided herein or by Applicable Laws.

                                  ARTICLE 10.


                                 MISCELLANEOUS
                                 -------------

     Section 10.1.  Beneficiary's Expenses, Including Attorneys' Fees.
                    -------------------------------------------------

     Regardless of the occurrence of a Default or Event of Default, Trustor agrees to pay to Beneficiary any and all advances, charges, costs and expenses, including the reasonable fees and expenses of counsel and any experts or agents, that Beneficiary may reasonably incur in connection with (i) the administration of this Deed of Trust, including any amendment thereto or any workout or restructuring, (ii) the creation, perfection or continuation of the Liens of this Deed of Trust or protection of their priority or the Trust Estate, including the discharging of any prior or junior Lien or adverse claim against the Trust Estate or any part thereof that is not permitted hereby or by the Indenture, (iii) the custody, preservation or sale of, collection from, or other realization upon, any of the Trust Estate, (iv) the exercise or enforcement of any of the rights, powers or remedies of Beneficiary under this Deed of Trust or under Applicable Laws (including attorneys' fees and expenses incurred by Beneficiary in connection with the operation, maintenance or foreclosure of the Liens of this Deed of Trust) or any bankruptcy proceeding or (v) the failure by Trustor to perform or observe any of the provisions hereof. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest at the Default Rate.

     Section 10.2.  Indemnity.
                    ---------

     Trustor hereby agrees to indemnify and hold harmless the Trustee and Beneficiary against (A) any and all transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Deed of Trust and the other Collateral Documents, and (B) any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Deed of Trust or any action taken or omitted by them hereunder, except to the extent that they resulted from the gross negligence or willful misconduct of Trustee.

     Section 10.3.  Waivers; Modifications in Writing.
                    ---------------------------------

     No amendment of any provision of this Deed of Trust (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by Beneficiary and Trustor. Any waiver or consent relating to any provision of this Deed of Trust shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Trustor in any case shall entitle Trustor to any other or further notice or demand in similar circumstances, except as otherwise provided herein or as required by law.

     Section 10.4.  Cumulative Remedies; Failure or Delay.
                    -------------------------------------

     The rights and remedies provided for under this Deed of Trust are cumulative and are not exclusive of any rights and remedies that may be available to Beneficiary under Applicable Laws, the other Note Documents or otherwise. No failure or delay on the part of Beneficiary in the exercise of any power, right or remedy under this Deed of Trust shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

     Section 10.5.  Successors and Assigns.
                    ----------------------

     This Agreement shall be binding upon and, subject to the next sentence, inure to the benefit of Trustor and Beneficiary and their respective successors and assigns. Trustor shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of Beneficiary. The benefits of this Deed of Trust shall pass automatically with any assignment of the Secured Obligations (or any portion thereof), to the extent of such assignment.

     Section 10.6.  Independence of Covenants.
                    -------------------------

     All covenants under this Deed of Trust shall each be given independent effect so that, if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by another covenant or by an exception thereto shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     Section 10.7.  Change of Law.
                    -------------

     In the event of the passage, after the date of this Deed of Trust, of any law changing in any way the laws now in force for the taxation of mortgages, deeds of trust, or debts secured by mortgage or deed of trust (other than laws imposing taxes on income), or the manner of the collection of any such taxes, so as to materially affect adversely the rights of Beneficiary under this Deed of Trust, then an Event of Default shall be deemed to have occurred under Section 501 of the Indenture; provided, however, that no Event of Default shall be
                      --------  -------
deemed to have occurred (i) if Trustor, within thirty (30) days after the passage of such law, shall assume the payment of any tax or other charge so imposed upon Beneficiary for the period remaining until discharge in full of the Secured Obligations; provided, however, that such assumption is permitted by
                     --------  -------
Applicable Laws, (ii) if the adverse effect upon Beneficiary of such tax or other charge is not material, or (iii) if and so long as Trustor, at its expense, shall contest the amount or validity or application of any such tax or other charge by appropriate legal proceedings promptly initiated and conducted in good faith and with due diligence; provided that (A) neither the Property nor
                                      --------
any substantial part thereof will be in danger of being sold, forfeited, terminated, canceled, or lost as a result of such contest and (B) except in the case of a tax or charge junior to the Senior Lien and the Junior Lien of this Deed of Trust, Trustor shall have posted such bond or furnished such other security as may be required by law to release such tax or charge.

     Section 10.8.  No Waiver.
                    ---------

     No waiver by Beneficiary of any Default or breach by Trustor hereunder shall be implied from any omission by Beneficiary to take action on account of such Default if such Default persists or is repeated, no express waiver shall affect any Default other than the Default in the waiver, and such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Beneficiary to or of any act by Trustor requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

     Section 10.9.  Notices.
                    -------

     All notices and other communications under this Deed of Trust shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof; provided that any notices with respect to foreclosure of the liens and security interests hereof shall be given in accordance with any contrary requirements of Applicable Law. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 10.9., notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated in the Indenture or, in the case of the Trustee, Schedule 10.9.

     Section 10.10.  Survival.
                     --------

     The covenants and agreements herein contained shall bind and inure to the benefit of Beneficiary and Trustor and their successors and assigns.

     Section 10.11.  References to Foreclosure.
                     -------------------------

     References hereto to "foreclosure" and related phrases shall be deemed references to the appropriate procedure in connection with Trustee's private power of sale, any judicial foreclosure proceeding, and any deed given in lieu of any such Trustee's sale or judicial foreclosure.

     Section 10.12.  Joinder of Foreclosure.
                     ----------------------

     Should Beneficiary hold any other or additional security for the payment and performance of any Secured Obligation, its sale or foreclosure, upon any default in such payment or performance, in the sole discretion of Beneficiary, may be prior to, subsequent to, or joined or otherwise contemporaneous with any sale or foreclosure hereunder. Except as otherwise provided in the Indenture, in addition to the rights herein specifically conferred, Beneficiary, at any time and from time to time, may exercise any right or remedy now or hereafter given by law to beneficiaries under deeds of trust generally, or to the holders of any obligations of the kind hereby secured.

     Section 10.13.  Rights and Secured Obligations of Beneficiary and Trustee.
                     ---------------------------------------------------------

     At any time or from time to time, without liability therefor and without notice, and without releasing or otherwise affecting the liability of any Person for payment of any Secured Obligations, Beneficiary at its sole discretion and only in writing may subordinate the Liens or either of them, or charge hereof to the extent not prohibited by the Indenture. Beneficiary and Trustee shall, however, promptly upon Trustor's request from time to time, join in the following actions (including the execution and delivery of documents) as Trustor determines are reasonably necessary for the development, use and operation of the Trust Estate: (i) the making of any map or plat of the Property, (ii) the granting, creating, amending and modifying of any customary easements, covenants, conditions and restrictions with respect to the Property and (iii) the application for and prosecution of any development, building, use and similar permits and land use and utility approvals and installations regarding the Property; provided, however, that Beneficiary and Trustee shall not be
              --------  -------
required to join in or take any such action (a) while an Event of Default exists, (b) to the extent such action would impair the Liens of this Deed of Trust or the Applicable Priority thereof or (c) to the extent prohibited by the Indenture. Any such request shall be accompanied by an

Officers' Certificate complying with Section 102 of the Indenture (with all references to "Indenture" being made to this Deed of Trust). [Upon written request of Beneficiary and surrender of this Deed of Trust to Trustee for cancellation, and upon payment to Trustee of its reasonable fees and expenses actually incurred, Trustee shall cancel and reconvey this Deed of Trust; THIS PROVISION TO BE MODIFIED TO REFLECT APPLICABLE STATE LAW REQUIREMENTS.]

     Section 10.14.  Copies.
                     ------

     Trustor will promptly give to Beneficiary copies of all notices of material violations relating to the Property that Trustor receives from any Governmental Authority.

     Section 10.15.  Subordination.
                     -------------

     This Deed of Trust shall become subject and subordinate in whole or in part (but not with respect to priority of entitlement to any insurance proceeds, damages, awards, or compensation resulting from damage to the Property or condemnation or exercise of power of eminent domain), to any and all contracts of sale and/or any and all leases of all or any part of the Property upon the execution by Beneficiary and recording thereof in the official records of the county in which the Land is situated of a unilateral declaration to that effect.

     Section 10.16.  Personalty Security Instruments.
                     -------------------------------

     Trustor covenants and agrees that if Beneficiary at any time holds additional security for any Secured Obligations secured hereby, it may enforce the terms thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder, and may apply the proceeds upon the Secured Obligations without affecting the status or of waiving any right to exhaust all or any other security, including the security hereunder, and without waiving any breach or Default or any right or power whether exercised hereunder or contained herein or in any such other security.

     Section 10.17.  Suits to Protect Property.
                     -------------------------

     Without limitation of Section 1202 of the Indenture, Trustor covenants and agrees to appear in and defend any action or proceeding the consequence of which, if successful, would be that the Liens, or either of them, of this Deed of Trust would not satisfy the requirements as to extent, perfection or priority set forth in Section 1202 of the Indenture; and to pay all reasonable costs and expenses actually incurred by Trustee and Beneficiary, including cost of evidence of title and attorneys' fees in a reasonable sum, in any such action or proceeding in which Beneficiary and/or Trustee may appear or be made a party.

     Section 10.18.  Trustor Waiver of Rights.
                     ------------------------

     Trustor waives the benefit of all laws now existing or that hereafter may be enacted providing for (i) any appraisement before sale of any portion of the Trust Estate, and (ii) the benefit of all laws that may be hereafter enacted in any way extending the time for the enforcement of the Secured Obligations or creating or extending a period of redemption from any sale made in collecting said debt. To the full extent Trustor may do so, Trustor agrees that Trustor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Trustor, for Trustor, Trustor's heirs, devisees, representatives, successors and assigns, and for any and all Persons ever claiming any interest in the Trust Estate, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, and marshaling in the event of foreclosure of the liens hereby created. If any law referred to in this
Section 10.18. and now in force, of which Trustor, Trustor's heirs, devisees, representatives, successors and assigns or other Person might take advantage despite this Section 10.18, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this
Section 10.18. To the extent permitted by Applicable Laws, Trustor expressly waives and relinquishes any and all rights and remedies which Trustor may have or be able to assert by reason of the laws of the State of Nevada pertaining to the rights and remedies of sureties.

     Section 10.19.  Charges for Statements.
                     ----------------------

     Trustor agrees to pay Beneficiary's customary charge, to the maximum amount permitted by Applicable Laws, for any statement regarding the Secured Obligations requested by Trustor or in its behalf, which statements Beneficiary hereby agrees to provide from time to time following request by Trustor.

     Section 10.20.  Complete Agreement.
                     ------------------

     This Deed of Trust, together with the exhibits and schedules hereto, and the other Note Documents, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and is intended as a complete and exclusive statement of the terms and conditions of such agreement.

     Section 10.21.  Payments Set Aside.
                     ------------------

     Notwithstanding anything to the contrary herein contained, this Deed of Trust, the Secured Obligations and the Liens and Security Interest of this Deed of Trust shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Secured Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by Beneficiary in connection with any bankruptcy, reorganization or similar proceeding involving Trustor, any other party liable with respect to the Secured Obligations or otherwise, if the proceeds of the Trust Estate are required to be returned by Beneficiary under any such circumstances, or if Beneficiary reasonably elects to return any such payment or proceeds or any part thereof in its discretion, all as though such payment had not been made or such proceeds not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Deed of Trust shall have been terminated, released and/or reconveyed and the Liens and Security Interest or any of the Trust Estate shall have been released or terminated in connection with such termination, release and/or reconveyance, this Deed of Trust and the Liens and Security Interest and such portion of the Trust Estate shall be reinstated in full force and effect, and such prior termination, release and/or reconveyance shall not diminish, discharge or otherwise affect the obligations of Trustor in respect of the amount of the affected payment or application of proceeds, the Lien, the Security Interest or such portion of the Trust Estate.

     Section 10.22.  Substitution.
                     ------------

     Beneficiary may at any time, without giving notice to Trustor or the original or successor Trustee, and without regard to the willingness or inability of any original or successor Trustee to execute this trust, appoint another Person or succession of Persons to act as Trustee, and such appointee in the execution of this trust shall have all the powers vested in and obligations imposed upon Trustee. Should Beneficiary be a corporation or unincorporated association, then any officer thereof may make such appointment.

     Section 10.23.  Choice of Forum.
                     ---------------

     10.23.1. Subject to Section 10.23.2, all actions or proceedings arising in connection with this Deed of Trust shall be tried and litigated in state or Federal courts located in the county in which the Land is situated, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. TRUSTOR WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT
                                            --------------------
IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 10.23.1.

     10.23.2. Nothing contained in this Section shall preclude Beneficiary from bringing any action or proceeding arising out of or relating to this Deed of Trust in any court not referred to in Section 10.23.1. TO THE EXTENT PERMITTED BY APPLICABLE LAW, SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST TRUSTOR, MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED IN SCHEDULE 10.9 HEREOF.

     Section 10.24.  Rights of Purchasers Under Contracts:
                     ------------------------------------

     (a) For purposes of this Section 10.24 the following terms shall have the respective meanings assigned to them:

         (i) "Affiliate" shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Trustor.

         (ii) "Purchase Contract" shall mean an agreement between Trustor or any of its current or future Affiliates and a Purchaser evidencing the Purchaser's title to, estate or interest in, or right or license to use the Trust Estate (or any portion thereof) and the facilities located thereon, whether such agreement be in the form of a membership contract, an agreement for the acquisition of an undivided interest, a timeshare interest or a lot or any other similar agreement.

         (iii) "Purchaser" shall mean a person who enters into a Purchase Contract with Trustor or any of its current or future Affiliates and thereby obtains title to, an estate or interest in, or license or the right to use the Trust Estate (or any portion thereof) and the facilities located thereon.

     (b) Notwithstanding any provision in this Deed of Trust to the contrary, Trustor and Beneficiary hereby acknowledge, covenant and agree as follows:

         (i) To the fullest extent required by any Legal Requirements, the rights of Trustor and Beneficiary in and to the Trust Estate shall be subject to the rights of Purchasers in and to the Trust Estate, regardless of when such Purchasers acquire their interests in the Trust Estate;

         (ii) In the event that Beneficiary or any of Beneficiary's successors and assigns acquires title to the Trust Estate through foreclosure, deed in lieu of foreclosure or otherwise, Beneficiary and its successors and assigns shall (A) acquire title to the Trust Estate subject to the rights of Purchasers to use the Trust Estate to the extent required by the Purchase Contracts and (B) be obligated to continue to use the Trust Estate to the extent required by any Legal Requirements and to refrain from using the Trust Estate in any manner which would materially interfere with the exercise of the rights of Purchasers to use the Trust Estate to the extent required by the Purchase Contracts; provided, however, that neither
                                         --------  -------
     Beneficiary nor any of its successors or assigns shall have any obligation to assume the obligations of Trustor under the Purchase Contracts and provided, further, that neither Beneficiary nor any of its successors or
     --------  -------
     assigns shall have any liability for, or with respect to, such obligations.

         (iii) Notwithstanding the provisions of Section 10.24(b)(ii) above, in the event Beneficiary or any of its successors and assigns acquires title to the Trust Estate through foreclosure, deed in lieu of foreclosure or otherwise and such party desires or intends to use the Trust Estate other than as required by Section 10.24(b)(ii), such party shall first be obligated to either (A) offer title to, or possession of the Trust Estate to an association of Purchasers who would be obligated to operate the Trust Estate as required by Section 10.24(b)(ii) or (B) obtain a commitment from another entity which would then obtain title to, or possession of the Trust Estate and be obligated to operate the Trust Estate as required by Section 10.24(b)(ii).

     (c) The covenants contained in this Section 10.24 (i) may be enforced by each Purchaser of a Purchase Contract provided that such Purchaser is not in default under its Purchase Contract, (ii) shall be effective as between each Purchaser and Beneficiary despite any rejection or cancellation of the Purchaser's Purchase Contract during any bankruptcy proceeding of Trustor and
(iii) shall inure to the benefit of and be binding upon the successors and assigns of Trustor and Beneficiary, including any party which acquires title to the Trust Estate through foreclosure or deed in lieu of foreclosure.

     IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be executed as of the day and year first above written.


                              ____________________________________


                         By:  ____________________________________


                         Its.:  __________________________________



                                __________________________________


                         By:  ____________________________________


                         Its.:  __________________________________

STATE OF _____________    )
                          )  SS:
COUNTY OF ____________    )


On _____________________, before me, _____________________ a Notary Public in and for said State, personally appeared _____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the Person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the Person(s), or the entity upon behalf of which the Person(s) acted, executed the instrument.


WITNESS my hand and official seal.


___________________________________


       (Seal)



STATE OF _____________    )
                          )  SS:
COUNTY OF ____________    )


On _____________________, before me, _____________________ a Notary Public in and for said State, personally appeared _____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the Person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the Person(s), or the entity upon behalf of which the Person(s) acted, executed the instrument.


WITNESS my hand and official seal.


___________________________________

       (Seal)

                                                                   SCHEDULE 10.9

                                   ADDRESSES
                                   ---------

                                   EXHIBIT A

                           LEGAL DESCRIPTION OF LAND

                                   EXHIBIT B

                             DESCRIPTION OF LEASES

                                                                       EXHIBIT F

                     INTERCOMPANY SUBORDINATION AGREEMENT

     INTERCOMPANY SUBORDINATION AGREEMENT, dated as of July 17, 1996, made by USTRAILS, INC., a Nevada corporation (the "Company"), and the wholly-owned subsidiaries of the Company that are listed on the signature pages hereof (the Borrower and each of which may be a "Debtor" or a "Subordinated Creditor" and all of which, including the Borrower, may be referred to collectively as the "Debtors" or the "Subordinated Creditors") in favor of Fleet National Bank ("Fleet") (the "Collateral Agent") pursuant to an indenture (as may be amended from time to time, the "Indenture") dated July 17, 1996, of the Company and certain of its subsidiaries to Fleet, as Trustee for the holders of the Company's Senior Subordinated Pay-in-Kind Notes due 2003.

     Unless otherwise defined in this Agreement, capitalized terms herein shall have the meanings given them in the Indenture.

     PRELIMINARY STATEMENTS:
     -----------------------

     A. The Company and the Subsidiary Guarantors executed the Indenture on July 17, 1996, in connection with the Company's issuance of the Notes. The Company is an Obligor under the Notes, and the Subordinated Guarantors, some of which are Subordinated Creditors hereunder, have guaranteed the Company's obligations under the Notes and Note Documents.

     B. Under the terms of the Indenture, the Company may incur Indebtedness to any of its Wholly-Owned Subsidiaries, and any such Wholly-Owned Subsidiary may incur Indebtedness to any other Wholly-Owned Subsidiary or to the Company, provided that such obligations, in each case, shall either be a Permitted Intercompany Secured Loan or be unsecured and subordinated, pursuant to this Intercompany Subordination Agreement, in all respects to the prior payment in full and cash of the Company's or Wholly-Owned Subsidiaries' obligations pursuant to the Note Documents.

     C. Each Debtor is now or may hereafter be indebted or otherwise obligated to one or more of the Subordinated Creditors in various amounts and may hereafter from time to time become further indebted or otherwise obligated, as the case may be, to one or more of the Subordinated Creditors. Each Debtor's indebtedness now or hereafter existing (whether created directly or acquired by assignment or otherwise and whether evidenced by a note, instrument, book entry, oral understanding or otherwise) to any Subordinated Creditor, and interest and premiums, if any, thereon and other amounts payable in respect thereof, are herein referred to as "Subordinated Debt".

     NOW, THEREFORE, in consideration of the premises and in connection with the issuance of the Notes, each Subordinated Creditor and each Debtor hereby agrees as follows:

     SECTION 1.  Agreement to Subordinate.  Each Subordinated Creditor (with
                 ------------------------
respect to Subordinated Debt owed to it) and each Debtor (with respect to Subordinated Debt owed by it) agrees that all Subordinated Debt is and shall be subordinate, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full, in cash, of all obligations of the Debtor now or hereafter existing under the Notes and the Note Documents, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest (including interest accruing after the filing of a petition initiating any proceeding referred to in Section 3(a)), fees, expenses, indemnification or otherwise (all such obligations being the "Obligations").

     SECTION 2.  No Payment on the Subordinated Debt.  Each Subordinated
                 -----------------------------------
Creditor (with respect to Subordinated Debt owed to it) agrees not to ask, demand, sue for, take or receive from any Debtor, directly or indirectly, in cash or other property or by set-off or in any other manner (including without limitation from or by way of Collateral), payment of all or any of the Subordinated Debt unless and until the Obligations shall have been paid in full;

provided, however, that each Subordinated Creditor may receive and each Debtor
- --------- -------
may make payments in respect of the Subordinated Debt if, at the time of making such payment and immediately after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Subordinated Creditor receiving such payment shall not have received notice from the Collateral Agent to the effect that such payments are no longer to be made by such Debtor. For the purposes of this Agreement, the Obligations shall not be deemed to have been paid in full unless and until the holders or owners of the Obligations shall have indefeasibly received payment in full of the Obligations in cash.

     SECTION 3.  In Furtherance of Subordination.  Each Subordinated Creditor
                 -------------------------------
(with respect to Subordinated Debt owed to it) agrees as follows:

          (a) Upon any distribution of all or any of the assets of any Debtor to creditors of such Debtor upon the dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief, or composition of such Debtor or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such Debtor or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Subordinated Debt shall be paid or delivered directly to the Collateral Agent for application (in the case of cash) to or as collateral or (in the case of non-cash property or securities) for the payment or prepayment of all or any part of the Obligations in such order and manner as the Collateral Agent may elect until the Obligations shall have been paid in full.

          (b) If any proceeding referred to in subsection (a) above is commenced by or against a Debtor:

                 (i) the Collateral Agent is hereby irrevocably authorized and empowered (in its own name or in the name of each Subordinated Creditor of such Debtor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including without limitation voting all Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Collateral Agent hereunder; and

                 (ii) each Subordinated Creditor shall duly and promptly take such action as the Collateral Agent may reasonably request (A) to collect the Subordinated Debt owing to such Subordinated Creditor for account of the Collateral Agent and to file appropriate claims or proofs of claim in respect of such Subordinated Debt, (B) to execute and deliver to the Collateral Agent such powers of attorney, assignments, or other instruments as it may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt, and (C) to collect and receive, for account of the Collateral Agent, any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

          (c) All payments or distributions upon or with respect to the Subordinated Debt which are received by a Subordinated Creditor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds and property held by such Subordinated Creditor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held by the Collateral Agent as collateral for, and/or then or at any time thereafter be applied in whole or in part by the Collateral Agent for the ratable benefit of the Holders of the Notes against, all or any part of the Obligations in such order and manner as the Collateral Agent may elect.

          (d) The Collateral Agent is hereby authorized to demand specific performance of this Agreement, whether or not a Debtor shall have complied with any of the provisions hereof applicable to it, at any time when a Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it. Each Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

          (e) All instruments evidencing Subordinated Debt shall be promptly delivered to and held by or on behalf of the Collateral Agent and shall be in suitable form for transfer by delivery. Each Subordinated Creditor hereby agrees that it shall not make any loan constituting Subordinated Debt unless any instruments evidencing such Subordinated Debt shall be promptly delivered to and held by or on behalf of the Collateral Agent.

     SECTION 4.  Additional Condition On Certain Subordinated Debt.  Any other
                 -------------------------------------------------
provision of this Agreement notwithstanding, no Debtor other than the Company and the Subsidiary Guarantors may incur any Subordinated Debt unless such Subordinated Debt complies with all requirements of a Permitted Intercompany Secured Loan under the Indenture

     SECTION 5.  No Commencement of Any Proceeding.  Each Subordinated Creditor
                 ---------------------------------
agrees that, so long as any of the Obligations shall remain unpaid, it will not commence, or join with any creditor other than the Collateral Agent in commencing, any proceeding referred to in Section 3(a).

     SECTION 6.  Confirmation of Waiver of Rights of Subrogation.  Each
                 -----------------------------------------------
Subordinated Creditor agrees that no payment or distribution to the Collateral Agent pursuant to the provisions of this Agreement shall entitle a Subordinated Creditor to exercise any rights of subrogation in respect thereof, all of which are expressly waived herein.

     SECTION 7.  Subordination Legend: Further Assurances.  Each Subordinated
                 ----------------------------------------
Creditor (with respect to Subordinated Debt owing to it) and each Debtor (with respect to Subordinated Debt owed by it) will cause each instrument or document evidencing the Subordinated Debt to be endorsed with the following legend:

     "The indebtedness evidenced by this instrument or document is subordinated to the prior payment in full of the Obligations (as defined in the Intercompany Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Intercompany Subordination Agreement dated as of July 17, 1996 by the maker hereof and payee named herein and others in favor of Fleet National Bank, as Collateral Agent."

Each Subordinated Creditor (with respect to Subordinated Debt owing to it) and each Debtor (with respect to Subordinated Debt owed by it) will further mark their respective books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement. At the request of the Collateral Agent, each Subordinated Creditor will (with respect to Subordinated Debt owing to it), in the case of any Subordinated Debt which is not evidenced by an instrument or document, cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend. Each Subordinated Creditor (with respect to Subordinated Debt owing to it) and each Debtor (with respect to Subordinated Debt owed by it) will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Collateral Agent may request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder.

     SECTION 8.  No Change in or Disposition of Subordinated Debt.  Each
                 ------------------------------------------------
Subordinated Creditor will not, without the consent of the Collateral Agent:

     (a) cancel or otherwise discharge any of the Subordinated Debt (except for payments made in accordance with Section 2) or subordinate any of the Subordinated Debt to any Indebtedness other than the Obligations;

     (b) sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt, except pursuant to the Collateral Documents; or

     (c) permit the terms of any of the Subordinated Debt to be changed in any manner, except to the extent that such Subordinated Debt, as changed, would be Indebtedness that is permitted under Section 1101 of the Indenture.

     SECTION 9.  Agreements by Each Debtor.  (a) Each Debtor agrees that it will
                 -------------------------
not make any payment of any of the Subordinated Debt under which it is indebted, or take any other action, in contravention of the provisions of this Agreement.

     (b) Each Debtor agrees that upon request of the Collateral Agent it will promptly deliver to the Collateral Agent a schedule setting forth all Subordinated Debt under which it is indebted as of the date of such request.

     SECTION 10.  Obligations Hereunder Not Affected.  All rights and interests
                  ----------------------------------
of the Banks and the Collateral Agent hereunder, and all agreements and obligations of each Subordinated Creditor and each Debtor under this Agreement, shall remain in full force and effect irrespective of:

     (a) any lack of validity or enforceability of the Notes, the Indenture, any other Note Document, or any agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Notes or Indenture or any other Note Document;

     (c) any enforcement of any Note Document, including the taking, holding or sale of any Collateral, or any termination or release of any Collateral from the Liens created by any Note Document, or the non-perfection of any Liens created by any Note Document;

     (d) any refusal of payment by the Collateral Agent, in whole or in part, from any obligor or guarantor in connection with any of the Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, any Subordinated Creditor; or

     (e) any other circumstance which might otherwise constitute a defense available to, or discharge of, a Debtor or a Subordinated Creditor or third party guarantor or surety.

     This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Collateral Agent, or any other Person upon the insolvency, bankruptcy or reorganization of a Debtor or otherwise, all as though such payment had not been made.

     SECTION 11.  Waiver.  (a) Each Subordinated Creditor hereby waives
                  ------
promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Agreement and any requirement that the Collateral Agent protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against a Debtor or any other Person or any Collateral.

     (b) Each Subordinated Creditor hereby waives any right to require the Collateral Agent or any other Person to proceed against any Note Party or any other Person, or proceed against or exhaust any Collateral, or pursue any other remedy in the power of the Collateral Agent or any other Person.

     SECTION 12.  Representations and Warranties.  Each Subordinated Creditor
                  ------------------------------
(with respect to the Subordinated Debt owing to it) and each Debtor (with respect to Subordinated Debt owed to it) hereby represents and warrants as follows:

     (a) The Subordinated Debt now outstanding, true and complete copies of instruments, if any, evidencing which have been furnished to the Collateral Agent, has been duly authorized by such Debtor, has not been amended or otherwise modified, and constitutes the legal, valid and binding obligation of such Debtor enforceable against such Debtor in accordance with its terms. There exists no default in respect of any such Subordinated Debt.

     (b) Each Subordinated Creditor owns the Subordinated Debt now outstanding free and clear of any Lien or any rights of others, except for Liens created under the Collateral Documents.

     SECTION 13.  Amendments.  Etc.  No amendment or waiver of any provision of
                  ----------------
this Agreement nor consent to any departure by a Subordinated Creditor or by a Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 14.  Expenses.  Each Subordinated Creditor and each Debtor jointly
                  --------
and severally agree to pay, upon demand, to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Collateral Agent may incur in connection with the exercise or enforcement of any of the rights or interests of the Collateral Agent hereunder.

     SECTION 15.  Addresses for Notices.  All notices and other communications
                  ---------------------
provided for or permitted hereunder shall, unless otherwise stated herein, be in writing (including telefax communication), and if to a Subordinated Creditor or a Debtor, telefaxed or delivered to it, care of the Company, addressed to it at the Company's address set forth in the Indenture, if to the Collateral Agent, telefaxed, telexed or delivered to it, at the address of the Collateral Agent specified in the Indenture, or, as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, telexed, cabled or faxed, be effective when mailed, delivered to the telegraph company, confirmed by telex answerback, delivered to the cable company or confirmed received in the case of a facsimile, in each case addressed as aforesaid.

     SECTION 16.  No Waiver; Remedies.  No failure on the part of the Collateral
                  -------------------
Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 17.  Continuing Agreement:  Assignments Under.  This Agreement is a
                  ----------------------------------------
continuing agreement and shall remain in full force and effect until the Obligations shall have been paid in full, be binding upon each Subordinated Creditor, each Debtor and their respective successors and assigns, and inure to the benefit of and be enforceable by the Collateral Agent and its successors, transferees and assigns.

     SECTION 18.  Counterparts.  This Agreement may be signed in any number of
                  ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective as to each party hereto when a counterpart hereof shall have been signed by such party.

     SECTION 19.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                  --------- ---
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.

IN WITNESS WHEREOF, each Subordinated Creditor and each Debtor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above-written.

                                     USTRAILS INC., a Nevada corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     FLEET NATIONAL BANK

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     THOUSAND TRAILS (CANADA) INC.,
                                     a British Columbia corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     TT OFFSHORE, LTD., a Virginia corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     NATIONAL AMERICAN CORPORATION,
                                     a Nevada corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     LML RESORT CORPORATION,
                                     an Alabama corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     RESORT LAND CORPORATION,
                                     an Arkansas corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     LAKE TANSI VILLAGE, INC.,
                                     a Delaware corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     SHOREWOOD CORPORATION,
                                     a Georgia corporation

                                     By:
                                         --------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     TANSI RESORT, INC.,
                                     a Georgia corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     INDIAN LAKES WILDERNESS PRESERVE
                                     CORPORATION, an Indiana corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     DIXIE RESORT CORPORATION,
                                     a Mississippi corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     RECREATION PROPERTIES, INC.,
                                     a Mississippi corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     THE VILLAS OF HICKORY HILLS, INC.,
                                     a Mississippi corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     CARRIAGE MANOR CORPORATION,
                                     a North Carolina corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     LAKE ROYALE CORPORATION,
                                     a North Carolina corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     GL LAND DEVELOPMENT INC.,
                                     an Oklahoma corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     BEECH MOUNTAIN LAKES CORPORATION, a
                                     Pennsylvania corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     QUAIL HOLLOW VILLAGE, INC.,
                                     a Pennsylvania corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     RECREATION LAND CORPORATION,
                                     a Pennsylvania corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     WOLF RUN MANOR CORP.,
                                     a Pennsylvania corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     CAROLINA LANDING CORPORATION,
                                     a South Carolina corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     FOXWOOD CORPORATION,
                                     a South Carolina corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     THE KINSTON CORPORATION,
                                     a South Carolina corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     CHEROKEE LANDING CORPORATION,
                                     a Tennessee corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     CHIEF CREEK CORPORATION,
                                     a Tennessee corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     NATCHEZ TRACE WILDERNESS PRESERVE
                                     CORPORATION,
                                     a Tennessee corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     QUAIL HOLLOW PLANTATION CORPORATION,
                                     a Tennessee corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     WESTERN FUN CORPORATION,
                                     a Texas corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     WESTWIND MANOR CORPORATION,
                                     a Texas corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     UST WILDERNESS MANAGEMENT
                                     CORPORATION, a Nevada corporation

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------